UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant
Check the appropriate box:
      Preliminary Proxy Statement
      Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒
Definitive Proxy Statement

      Definitive Additional Materials
      Soliciting Material under §240.14a-12
Carnival Corporation
Carnival plc
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒
No fee required.

      Fee paid previously with preliminary materials
      Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

OUR COMPANY

Carnival Corporation & plc (NYSE: CCL and CUK; LSE: CCL) is the largest global cruise company and among the largest leisure travel companies with a portfolio of world-class cruise lines.
Cruising offers a broad range of products and services to suit vacationing guests of many ages, backgrounds and interests. Each brand in our portfolio meets the needs of a unique set of consumer psychographics and vacation needs which allows us to penetrate large addressable customer segments.
With our global corporate headquarters in Miami and several regional headquarters around the world, we are the only company in the world to be included in both the S&P 500 index in the U.S. and the FTSE 250 index in the UK.

OUR VISION
As the global leader in the cruise industry, we will lead the way in innovative and sustainable cruising to deliver memorable vacations and build borderless connections.
OUR PURPOSE & MISSION
To deliver unforgettable happiness to our guests by providing extraordinary cruise vacations, while honoring the integrity of every ocean we sail, place we visit and life we touch.

Carnival Place 3655 N.W. 87th Avenue Miami, Florida 33178-2428 United States	Carnival House 100 Harbour Parade Southampton SO15 1ST United Kingdom
Letter to Shareholders from our Chief Executive Officer

JOSH WEINSTEIN
President, Chief Executive
Officer and Chief Climate
Officer
Dear Fellow Shareholders,
2023 was a turning point for our company. We consistently set records and achieved other significant milestones during the year, including:
•
Full year revenues hit an all-time high of $21.6 billion.

•
For the first time since the resumption of guest cruise operations, net income was positive during the third quarter, generating $1.07 billion.

•
We entered 2024 with our best booked position on record, for both price and occupancy.

•
Total customer deposits for each quarter throughout 2023 consistently surpassed the previous quarterly records.

•
We reduced our debt balance by $4.6 billion from its peak in the first quarter of 2023 and ended the year with $5.4 billion of liquidity.

The strengthening demand environment across all our brands contributed to our revenue growth as we drove improvements in ticket prices while closing the double-digit occupancy gap from the start of the year and reaching historical occupancy levels for the second half of 2023.
We believe our advertising investments and other demand generation efforts during the past 18 months have successfully elevated awareness and consideration for our brands, leading to record booking levels and revenue results. In addition, these efforts enabled us to attract more new-to-cruise and more new-to-brand guests compared to 2019. We are building momentum in closing the value gap to land-based alternatives, capturing over 3.5 million new-to-cruise guests in 2023 and remain well-positioned to take share from land-based alternatives.
We continue to take actions to further stimulate demand and maintain our momentum through 2024 and beyond. We are focused on ongoing improvements across the commercial space as we further roll out advancements to our yield management tools and lead generation techniques, continue to invest in sales and sales support, and build on already strong relationships with our trade partners. This is complemented by our strategy to pull forward the sale of onboard items through bundled product offerings and pre-cruise sales.
We are also not losing sight of our expense base, as we have worked to mitigate the impacts of a high inflation environment by leveraging our scale through cost optimization initiatives. We have made investments that we expect to increase our cost efficiencies in the future, including successfully installing SpaceX’s Starlink next generation internet across our fleet, which is expected to drive more than a 20% reduction in cost per megabit in 2024. In addition, we expect it will increase our bandwidth pipeline, resulting in both improved guest experience and higher onboard

Letter to Shareholders from our Chief Executive Officer

revenues. We also launched Maritime Asset Strategy Transformation (“MAST”), a centralized system developed to optimize equipment and machinery management across our brands and our fleet.
During 2023, we continued to work aggressively to reduce our environmental footprint and fuel consumption. Our deep commitment resulted in industry-leading fuel efficiency and a more than 10% reduction in absolute greenhouse gas (“GHG”) emissions compared to our peak year of 2011, despite capacity growth of 30% over the same period. We also exceeded our shore power capability goal and our fleet now has twice as many ships ready to plug into shore power as there are ports currently able to provide it.
As a result of our fleet optimization efforts, our fleet is now one year younger than prior to pausing our guest cruise operations four years ago. During 2023 alone we benefited from the introduction of three fantastic new ships including Carnival Celebration and Arvia, leveraging the scale of our popular and exceptionally efficient series of excel-class ships, and Seabourn Pursuit, our second luxury expedition ship. In addition, Carnival Cruise Line welcomed Carnival Venezia, which was transferred from Costa, becoming the first ship as part of Carnival’s Fun Italian Style™ platform. We will continue to optimize our brand portfolio by transferring Costa Firenze to Carnival Cruise Line in 2024.
We also made meaningful progress in other strategic asset projects. We began construction on Celebration Key in Grand Bahama, which will be the largest and closest exclusive destination in our portfolio. While not expected to open until summer 2025, we have begun generating consumer awareness and excitement around this fantastic upcoming destination. We also started the process for a significant upsize in guest traffic at Half Moon Cay, our exclusive and beautiful pristine island destination in The Bahamas, with the creation of a pier-side berth that can accommodate our largest vessels. In addition, we commenced work with our Grand Bahama Shipyard partners on the construction of two floating docks, one of which will have the largest lifting capacity in the world. Together, these strategic investments are expected to significantly benefit us by helping to reduce travel time, further reducing our fuel consumption and preserving ship revenue days.
Our significantly improved 2023 cash from operations enabled us to notably reduce the substantial debt balance incurred during the pause of guest cruise operations. In 2023, we made sizeable debt prepayments and ended the year with over $5 billion of liquidity. Looking forward, we expect to continue to strategically refinance and prepay debt, leveraging our improving operating cash flow and the return of substantially all of the remaining credit card reserves during the first quarter of 2024.
In addition, with nearly two-thirds of 2024 on the books already, we are well positioned to achieve another year of record revenues. This, combined with excess liquidity, is expected to enable us to continue actively managing down debt and reducing interest expense, leaving us on our path back to achieving investment grade credit ratings and higher return on invested capital.

Letter to Shareholders from our Chief Executive Officer

This has been a truly remarkable year, and we have come a long way in an incredibly short amount of time. We delivered unforgettable happiness to over 12 million guests this year and look forward to continuing to provide our guests with extraordinary cruise vacations in 2024, while honoring the integrity of every ocean we sail, place we visit and life we touch.
Sincerely,
JOSH WEINSTEIN
President, Chief Executive Officer and Chief Climate Officer
February 23, 2024

i	INFORMATION ABOUT ATTENDING THE ANNUAL MEETINGS
iii	VOTING INFORMATION
iv	NOTICE OF 2024 ANNUAL MEETING OF CARNIVAL CORPORATION SHAREHOLDERS
vii	NOTICE OF 2024 ANNUAL GENERAL MEETING OF CARNIVAL PLC SHAREHOLDERS
1	PROXY SUMMARY
10	GOVERNANCE AND BOARD MATTERS
10	Proposals 1-12―Election or Re-Election of Directors
10	Governance
11	Nominations of Directors
14	2023 Nominees for Election or Re-Election to the Boards
28	Board and Committee Governance
38	Non-Executive Director Compensation
41	Related Person Transactions
43	SHARE OWNERSHIP
43	Share Ownership of Certain Beneficial Owners and Management
47	COMPENSATION
47	Proposal 13―Advisory (Non-Binding) Vote to Approve Executive Compensation
48	Proposal 14―Advisory (Non-Binding) Vote to Approve the Carnival plc Directors’ Remuneration Report
49	Compensation Discussion and Analysis and Carnival plc Directors’ Remuneration Report (Part I)
70	Report of the Compensation Committees
70	Compensation Committee Interlocks and Insider Participation
71	Compensation Tables
78	Potential Payments Upon Termination or Change of Control
82	U.S. CEO Pay Ratio
82	Pay versus Performance
87	AUDIT MATTERS
87	Proposal 15―Appointment of the Independent Auditor of Carnival plc and Ratification of the Selection of Independent Registered Public Accounting Firm of Carnival Corporation
87	Proposal 16―Authorization to Determine the Remuneration of the Independent Auditor of Carnival plc
88	Report of the Audit Committees
90	Independent Registered Public Accounting Firm
91	OTHER PROPOSALS
91	Proposal 17―Receipt of Accounts and Reports of Carnival plc
92	Proposal 18―Approval of the Grant of Authority to Allot New Carnival plc Shares
92	Proposal 19―Approval of the Disapplication of Pre-Emption Rights Applicable to the Allotment of New Carnival plc Shares and Sale of Treasury Shares
95	Proposal 20―Approval of a General Authority to Buy Back Carnival plc Ordinary Shares
97	Proposal 21―Approval of the Carnival plc 2024 Employee Share Plan
105	QUESTIONS AND ANSWERS
105	Questions Applicable to All Shareholders
112	Questions Specific to Shareholders of Carnival Corporation
116	Questions Specific to Shareholders of Carnival plc
A-1	ANNEX A―CARNIVAL PLC DIRECTORS’ REPORT
B-1	ANNEX B―CARNIVAL PLC DIRECTORS’ REMUNERATION REPORT (PART II)
C-1	ANNEX C―CARNIVAL PLC CORPORATE GOVERNANCE REPORT
D-1	ANNEX D―APPROVAL OF THE CARNIVAL PLC 2024 EMPLOYEE SHARE PLAN

Information about Attending the Annual Meetings
You are cordially invited to attend our Annual Meetings of Shareholders:
DATE	TIME	LOCATION
Friday, April 5, 2024	8:30 a.m. (EDT) The Carnival plc Annual General Meeting will begin first, followed by the Carnival Corporation Annual Meeting. Shareholders of each may attend both meetings.	Carnival Place 3655 N.W. 87th Avenue Miami, Florida 33178 United States
LIVE VIDEO BROADCAST

Carnival House, 100 Harbour Parade, Southampton SO15 1ST, United Kingdom, 1:30 p.m. (BST)
Shareholders planning to attend the live video broadcast in Southampton must submit a proxy in order to vote as they will not be able to vote in person from Southampton. Shareholders attending the live video broadcast in Southampton will be able to submit questions live to the Directors in Florida, but will not be treated as, or considered to be, “in attendance” at the Annual Meetings.

Details regarding the matters to be voted on are contained in the attached Notices of Annual Meetings of Shareholders and Proxy Statement. Because of the dual listed company arrangement, all voting will take place on a poll (or ballot).
Please read the section “Safety and Security Measures” below for further details on how we plan to conduct the meetings to prioritize the safety and security of our employees, shareholders and other stakeholders.
Your vote is important. We encourage you to vote as soon as possible to ensure your vote is recorded promptly, even if you plan to attend the Annual Meetings of Shareholders.

The Boards of Directors recommend that you vote in favor of Proposals 1 through 21.
The Boards of Directors consider the approval of Proposals 1 through 21 to be in the best interests of Carnival Corporation and Carnival plc and their shareholders.

We are furnishing the proxy materials to shareholders on or about February 23, 2024
CARNIVAL CORPORATION & PLC 2024 PROXY STATEMENT | i

Information about Attending the Annual Meetings

DIRECTIONS	MEETING ADMISSION REQUIREMENTS
For directions to the 2024 Annual Meetings of Shareholders, you may contact Investor Relations at:
Attendance at the Annual Meeting of Carnival Corporation Shareholders is limited to shareholders and their duly appointed proxies or corporate representatives. Each attendee will be asked to present valid government-issued picture identification, such as a driver’s license or passport.
Shareholders holding shares in brokerage accounts (“under a street name”) will need to bring a copy of a brokerage statement reflecting share ownership as of the record date (February 5, 2024).

Carnival Corporation & plc Attention: Investor Relations 3655 N.W. 87th Avenue Miami, Florida 33178-2428 United States
ir@carnival.com
SAFETY AND SECURITY MEASURES
In accordance with the health protocols in place, you should not attend our live video broadcast of the Annual Meetings of Shareholders in Southampton if you are experiencing any COVID-19 symptoms, are waiting on a COVID-19 test result, have tested positive within 10 days preceding the date of the Annual Meetings of Shareholders or are living with someone who suspects they have COVID-19, is waiting for a COVID-19 test result, or has tested positive for COVID-19 within the 10 days preceding the date of the Annual Meetings of Shareholders.

Due to security measures, all bags will be subject to search, and all persons who attend the meeting will be subject to a metal detector and/or a hand wand search. We will be unable to admit anyone who does not comply with these safety and security procedures.

ii | CARNIVAL CORPORATION & PLC 2024 PROXY STATEMENT

Voting Information
YOUR VOTE IS IMPORTANT.
We encourage you to vote as soon as possible, even if you plan to attend the Annual Meetings of Shareholders.
ELIGIBILITY TO VOTE
All eligible shareholders may vote in person at the 2024 Annual Meetings of Shareholders. Please refer to details about how to vote in person in the “Question and Answers” section.
Carnival Corporation Shareholders	Carnival plc Shareholders
You are eligible to vote if you were a shareholder as of the close of business (EDT) on February 5, 2024.	You are eligible to vote if you are a shareholder as of 6:30 p.m. (BST) on April 3, 2024.

HOW TO VOTE
REGISTERED HOLDERS
To make sure your vote is counted, please cast your vote as soon as possible by one of the following methods:
Voting Method	Carnival Corporation Shareholders	Carnival plc Shareholders
Internet	www.proxyvote.com, 24/7	www.sharevote.co.uk, 24/7
Telephone	1-800-690-6903 (toll-free)	N/A
CREST	N/A	Using CREST electronic proxy appointment service (if you hold your shares through CREST)
Mobile Device	Scan the QR code	Scan the QR code
Mail	Complete and mail your signed form	Complete and mail your signed proxy form
At the Meeting	Attend the annual meeting and cast your ballot	Attend the annual meeting and cast your ballot
BENEFICIAL OWNERS (HOLDERS IN STREET NAME): your bank or broker will provide you with instructions on how to vote.
ENROLL FOR ELECTRONIC DELIVERY
We encourage shareholders to sign up to receive future proxy materials electronically. If you have not already enrolled, please consider doing so as it:
• is simple and convenient	• saves time and money	• is environmentally friendly
	Carnival Corporation Shareholders	Carnival plc Shareholders
Internet	www.investordelivery.com	www.shareview.co.uk
Mobile Device	Scan the QR code	Scan the QR code
CARNIVAL CORPORATION & PLC 2024 PROXY STATEMENT | iii

Carnival Place 3655 N.W. 87th Avenue Miami, Florida 33178-2428 United States
Notice of 2024 Annual Meeting of Carnival Corporation Shareholders
We are pleased to invite you to attend Carnival Corporation’s 2024 Annual Meeting of Carnival Corporation Shareholders.
WHEN	WHERE	ELIGIBILITY TO VOTE AND RECORD DATE
Friday, April 5, 2024 8:30 a.m. (EDT)	Carnival Place 3655 N.W. 87th Avenue Miami, Florida 33178 United States
The Board of Directors set February 5, 2024 as the record date for the Annual Meeting of Carnival Corporation Shareholders. This means that our shareholders as of the close of business on that date are entitled to receive this notice of the meeting and vote their shares.

Items of Business			Board Recommendation	Page Reference
1-12	To elect or re-elect 12 Directors, each to serve as a Director of Carnival Corporation and as a Director of Carnival plc		FOR each Director nominee	10
	1	To re-elect Micky Arison as a Director of Carnival Corporation and as a Director of Carnival plc.	FOR	17
	2	To re-elect Sir Jonathon Band as a Director of Carnival Corporation and as a Director of Carnival plc.	FOR	17
	3	To re-elect Jason Glen Cahilly as a Director of Carnival Corporation and as a Director of Carnival plc.	FOR	18
	4	To elect Nelda J. Connors as a Director of Carnival Corporation and as a Director of Carnival plc.	FOR	19
	5	To re-elect Helen Deeble as a Director of Carnival Corporation and as a Director of Carnival plc.	FOR	20
	6	To re-elect Jeffrey J. Gearhart as a Director of Carnival Corporation and as a Director of Carnival plc.	FOR	21
	7	To re-elect Katie Lahey as a Director of Carnival Corporation and as a Director of Carnival plc.	FOR	22
	8	To re-elect Sara Mathew as a Director of Carnival Corporation and as a Director of Carnival plc.	FOR	23
	9	To re-elect Stuart Subotnick as a Director of Carnival Corporation and as a Director of Carnival plc.	FOR	24
	10	To re-elect Laura Weil as a Director of Carnival Corporation and as a Director of Carnival plc.	FOR	25
	11	To re-elect Josh Weinstein as a Director of Carnival Corporation and as a Director of Carnival plc.	FOR	26
	12	To re-elect Randy Weisenburger as a Director of Carnival Corporation and as a Director of Carnival plc.	FOR	27
iv | CARNIVAL CORPORATION & PLC 2024 PROXY STATEMENT

Notice of 2024 Annual Meeting of Carnival Corporation Shareholders

Items of Business		Board Recommendation	Page Reference
13	To hold a (non-binding) advisory vote to approve executive compensation.	FOR	47
14	To hold a (non-binding) advisory vote to approve the Carnival plc Directors’ Remuneration Report (in accordance with legal requirements applicable to UK companies).	FOR	48
15	To appoint Deloitte LLP as independent auditor of Carnival plc and to ratify the selection of Deloitte & Touche LLP as the independent registered public accounting firm of Carnival Corporation.	FOR	87
16	To authorize the Audit Committee of Carnival plc to determine the remuneration of the independent auditor of Carnival plc (in accordance with legal requirements applicable to UK companies).	FOR	87
17	To receive the accounts and reports of the Directors and auditor of Carnival plc for the year ended November 30, 2023 (in accordance with legal requirements applicable to UK companies).	FOR	91
18	To approve the giving of authority for the allotment of new shares by Carnival plc (in accordance with customary practice for UK companies).	FOR	92
19	To approve, subject to Proposal 18 passing, the disapplication of pre-emption rights in relation to the allotment of new shares and sale of treasury shares by Carnival plc (in accordance with customary practice for UK companies).	FOR	92
20	To approve a general authority for Carnival plc to buy back Carnival plc ordinary shares in the open market (in accordance with legal requirements applicable to UK companies desiring to implement share buyback programs).	FOR	95
21	To approve the Carnival plc 2024 Employee Share Plan as summarized in section “Approval of the Carnival plc 2024 Employee Share Plan” of this 2024 Proxy Statement.	FOR	97
22	To transact such other business as may properly come before the meeting.
How to Vote
Your vote is important. Please review the proxy materials for the 2024 Annual Meeting of Carnival Corporation Shareholders and follow the instructions.
	INTERNET	TELEPHONE	MOBILE DEVICE	MAIL	AT THE MEETING
Registered Holders	www.proxyvote.com 24/7	Call 1-800-690-6903 (toll-free)	Scan the QR code	Complete and mail your signed form in the postage-paid envelope	Attend the annual meeting and cast your ballot
Beneficial Owners (Holders in Street Name)	Follow the instructions provided by your broker, bank or other nominee			Return a properly executed voting instruction form by mail, depending upon the methods your broker, bank or other nominee makes available	To attend the annual meeting, you will need proof of ownership and a legal proxy from your broker, bank or other nominee
Deadline	11:59 p.m. Eastern Time on April 4, 2024, if you are a registered holder			If you are a beneficial owner, please refer to the information provided by your broker, bank or other nominee
CARNIVAL CORPORATION & PLC 2024 PROXY STATEMENT | v

Notice of 2024 Annual Meeting of Carnival Corporation Shareholders

Meeting Admission Requirements
Attendance at the Annual Meeting of Carnival Corporation Shareholders is limited to shareholders and their duly appointed proxies or corporate representatives. Each attendee will be asked to present valid government-issued picture identification, such as a driver’s license or passport. Shareholders holding shares in brokerage accounts (“under a street name”) will need to bring a copy of a brokerage statement reflecting share ownership as of the record date (February 5, 2024). Additional requirements are included in the “Safety and Security Measures” section above.

Notice of Internet Availability
Carnival Corporation is continuing to take advantage of U.S. Securities and Exchange Commission (“SEC”) rules that allow it to deliver proxy materials over the Internet. Under these rules, Carnival Corporation is sending its shareholders a one-page notice regarding the Internet availability of proxy materials instead of a full set of proxy materials, unless they previously requested to receive printed copies.
If you receive this one-page notice, you will not receive printed copies of the proxy materials unless you specifically request them. Instead, this notice tells you how to access and review on the Internet all of the important information contained in the proxy materials. This notice also tells you how to submit your proxy card on the Internet and how to request to receive a printed copy of the proxy materials.
All Carnival Corporation shareholders are urged to follow the instructions in the notice and submit their votes using one of the voting methods described in the proxy materials. If you receive a printed copy of the proxy materials, the accompanying envelope for return of the proxy card requires no postage.
Any shareholder attending the Annual Meeting of Carnival Corporation Shareholders in Miami, Florida may personally vote on all matters that are considered, in which event any previously submitted proxy will be revoked.

On Behalf of the Board of Directors,
DOREEN S. FURNARI Company Secretary January 26, 2024
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETINGS TO BE HELD ON APRIL 5, 2024	The Notice of Annual Meetings of Shareholders, Proxy Statement and the Annual Report are available our websites at www.carnivalcorp.com and www.carnivalplc.com.
vi | CARNIVAL CORPORATION & PLC 2024 PROXY STATEMENT

(incorporated and registered in England and Wales under number 4039524)	Carnival House 100 Harbour Parade Southampton SO15 1ST United Kingdom
Notice of 2024 Annual General Meeting of Carnival plc Shareholders
THIS NOTICE OF ANNUAL GENERAL MEETING IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. If you are in any doubt as to any aspect of the proposals referred to in this document or as to the action you should take, you should immediately consult your stockbroker, bank manager, solicitor, accountant or other independent financial advisor authorized under the UK Financial Services and Markets Act 2000.	If you have sold or otherwise transferred all your shares in Carnival plc, please send this document and the accompanying documents to the purchaser or transferee or to the stockbroker, bank or other agent through whom the sale or transfer was effected for transmission to the purchaser or transferee.
NOTICE IS HEREBY GIVEN that an ANNUAL GENERAL MEETING of Carnival plc will be held:
WHEN	WHERE	ELIGIBILITY TO VOTE
Friday, April 5, 2024 8:30 a.m. (EDT)	Carnival Place 3655 N.W. 87th Avenue Miami, Florida 33178 United States
Carnival plc, pursuant to Regulation 41 of the Uncertificated Securities Regulations 2001, specifies that only those shareholders registered in the register of members of Carnival plc at 6:30 p.m. (BST) on April 3, 2024 shall be entitled to attend or vote at the meeting in respect of the number of shares registered in their name at that time. Changes to the entries on the register of members after 6:30 p.m. (BST) on April 3, 2024 shall be disregarded in determining the rights of any person to attend or vote at the meeting.

LIVE VIDEO BROADCAST

Carnival House, 100 Harbour Parade, Southampton SO15 1ST, United Kingdom, 1:30 p.m. (BST)
Shareholders planning to attend the live video broadcast in Southampton must submit a proxy in order to vote as they will not be able to vote in person from Southampton. Shareholders attending the live video broadcast in Southampton will be able to submit questions live to the Directors in Florida, but will not be treated as, or considered to be, “in attendance” at the Annual Meetings.

CARNIVAL CORPORATION & PLC 2024 PROXY STATEMENT | vii

Notice of 2024 Annual General Meeting of Carnival plc Shareholders

The meeting will be held for the purpose of considering and, if thought fit, passing the resolutions described below:
Proposals	Vote Required
• Proposals 1 through 18 and Proposal 21 will be proposed as ordinary resolutions.	For ordinary resolutions, the required majority is more than 50% of the combined votes cast at this meeting and the Annual Meeting of Carnival Corporation Shareholders.
• Proposals 19 and 20 will be proposed as special resolutions.	For special resolutions, the required majority is not less than 75% of the combined votes cast at this meeting and the Annual Meeting Carnival Corporation Shareholders.
Proposals			Board Recommendation	Page Reference
1-12	ELECTION OR RE-ELECTION OF 12 DIRECTORS NAMED IN THIS PROXY STATEMENT To elect or re-elect 12 Directors, each to serve as a Director of Carnival Corporation and as a Director of Carnival plc		FOR each Director nominee	10
	1	To re-elect Micky Arison as a Director of Carnival Corporation and as a Director of Carnival plc.	FOR	17
	2	To re-elect Sir Jonathon Band as a Director of Carnival Corporation and as a Director of Carnival plc.	FOR	17
	3	To re-elect Jason Glen Cahilly as a Director of Carnival Corporation and as a Director of Carnival plc.	FOR	18
	4	To elect Nelda J. Connors as a Director of Carnival Corporation and as a Director of Carnival plc.	FOR	19
	5	To re-elect Helen Deeble as a Director of Carnival Corporation and as a Director of Carnival plc.	FOR	20
	6	To re-elect Jeffrey J. Gearhart as a Director of Carnival Corporation and as a Director of Carnival plc.	FOR	21
	7	To re-elect Katie Lahey as a Director of Carnival Corporation and as a Director of Carnival plc.	FOR	22
	8	To re-elect Sara Mathew as a Director of Carnival Corporation and as a Director of Carnival plc.	FOR	23
	9	To re-elect Stuart Subotnick as a Director of Carnival Corporation and as a Director of Carnival plc.	FOR	24
	10	To re-elect Laura Weil as a Director of Carnival Corporation and as a Director of Carnival plc.	FOR	25
	11	To re-elect Josh Weinstein as a Director of Carnival Corporation and as a Director of Carnival plc.	FOR	26
	12	To re-elect Randy Weisenburger as a Director of Carnival Corporation and as a Director of Carnival plc.	FOR	27
13	EXECUTIVE COMPENSATION		FOR	47
	13	To hold a (non-binding) advisory vote to approve executive compensation (in accordance with legal requirements applicable to U.S. companies).	FOR	47
14	DIRECTORS’ REMUNERATION REPORT		FOR	48
	14	To hold a (non-binding) advisory vote to approve the Carnival plc Directors’ Remuneration Report (as set out in the annual report for the year ended November 30, 2023).	FOR	48
viii | CARNIVAL CORPORATION & PLC 2024 PROXY STATEMENT

Notice of 2024 Annual General Meeting of Carnival plc Shareholders

Proposals			Board Recommendation	Page Reference
15- 16	APPOINTMENT AND REMUNERATION OF CARNIVAL PLC AUDITOR AND RATIFICATION OF CARNIVAL CORPORATION AUDITOR		FOR	87
	15	To appoint Deloitte LLP as independent auditor of Carnival plc and to ratify the selection of Deloitte & Touche LLP as the independent registered public accounting firm of Carnival Corporation.	FOR	87
	16	To authorize the Audit Committee of the Board of Directors of Carnival plc to determine the remuneration of the independent auditor of Carnival plc.	FOR	87
17	ACCOUNTS AND REPORTS To receive the accounts and the reports of the Directors and auditor of Carnival plc for the year ended November 30, 2023.		FOR	91
18
ALLOTMENT OF SHARES
THAT the Directors of Carnival plc be and they are hereby authorized to allot shares in Carnival plc and to grant rights to subscribe for or convert any security into shares in Carnival plc:
(a)
up to an aggregate nominal amount of  $103,378,991 (such amount to be reduced by the nominal amount allotted or granted under paragraph (b) below in excess of such sum); and

(b)
up to an aggregate nominal amount of  $206,757,983 (such amount to be reduced by any allotments or grants made under paragraph (a) above) in connection with a pre-emptive offer or invitation (including an offer by way of a rights issue or an open offer):

•
to ordinary shareholders in proportion (as nearly as may be practicable) to their holdings of ordinary shares on the record date for such allotment; and

•
to holders of other equity securities as required by the rights of those securities or as the Directors of Carnival plc otherwise consider necessary,

and so that the Directors of Carnival plc may impose any limits or restrictions and make any arrangements which they consider necessary or appropriate to deal with treasury shares, fractional entitlements, record dates, legal, regulatory or practical problems in, or under the laws of, any territory or any other matter, such authorities to apply until the end of next year’s Carnival plc Annual General Meeting (or, if earlier, until the close of business on July 4, 2025) but, in each case, during this period Carnival plc may make offers and enter into agreements which would, or might, require shares to be allotted or rights to subscribe for or convert securities into shares to be granted after the authority expires and the Directors of Carnival plc may allot shares or grant rights to subscribe for or convert securities into shares under any such offer or agreement as if the authority had not expired.
			FOR	92
19
DISAPPLICATION OF PRE-EMPTION RIGHTS
THAT, subject to Proposal 18 passing, the Directors of Carnival plc be given power to allot equity securities (as defined in the UK Companies Act 2006 (the “Companies Act”)) for cash under the authority given by that resolution and/or to sell ordinary shares held by Carnival plc as treasury shares for cash as if Section 561 of the Companies Act did not apply to any such allotment or sale, such power to be limited:
(a)
to the allotment of equity securities and sale of treasury shares for cash in connection with an offer of, or invitation to apply for, equity securities (but in the case of the authority granted under paragraph (b) of Proposal 18, by way of a pre-emptive offer or invitation (including a rights issue or open offer):

			FOR	92
CARNIVAL CORPORATION & PLC 2024 PROXY STATEMENT | ix

Notice of 2024 Annual General Meeting of Carnival plc Shareholders

Proposals	Board Recommendation	Page Reference

•
to ordinary shareholders in proportion (as nearly as may be practicable) to their holdings of ordinary shares on the record date for such allotment or sale; and

•
to holders of other equity securities, as required by the rights of those securities, or as the Directors of Carnival plc otherwise consider necessary,

and so that the Directors of Carnival plc may impose any limits or restrictions and make any arrangements which they consider necessary or appropriate to deal with treasury shares, fractional entitlements, record dates, legal, regulatory or practical problems in, or under the laws of, any territory or any other matter;

(b)
in the case of the authority granted under paragraph (a) of Proposal 18 and/or in the case of any sale of treasury shares for cash, to the allotment (otherwise than under paragraph (a) above or paragraph (c) below) of equity securities or sale of treasury shares up to a nominal amount of $31,013,697; and

(c)
in the case of the authority granted under paragraph (a) of Proposal 18 and/or in the case of any sale of treasury shares for cash, to the allotment of equity securities or sale of treasury shares (otherwise than under paragraphs (a) or (b) above) up to a nominal amount equal to 20 percent of any allotment of equity securities or sale of treasury shares from time to time under paragraph (b) above, such authority to be used only for the purposes of making a follow-on offer which the Directors of Carnival plc determine to be of a kind contemplated by paragraph 3 of Section 2B of the Statement of Principles on Disapplying Pre-Emption Rights most recently published by the Pre-Emption Group prior to the date of this notice, such power to apply until the end of next year’s Annual General Meeting (or, if earlier, until the close of business on July 4, 2025) but, in each case, during this period Carnival plc may make offers, and enter into agreements, which would, or might, require equity securities to be allotted (and/or treasury shares to be sold) after the power expires and the Directors of Carnival plc may allot equity securities (and sell treasury shares) under any such offer or agreement as if the power had not expired.

20
GENERAL AUTHORITY TO BUY BACK CARNIVAL PLC ORDINARY SHARES
THAT Carnival plc be and is generally and unconditionally authorized to make market purchases (within the meaning of Section 693(4) of the Companies Act) of ordinary shares of  $1.66 each in the capital of Carnival plc on such terms and in such manner as the Directors of Carnival plc may determine, and where such shares are held as treasury shares, Carnival plc may use them for the purposes of its employee share schemes, subject to the following conditions:
(a)
the maximum number of ordinary shares authorized to be acquired is 18,682,950;

(b)
the minimum price (exclusive of expenses) which may be paid for an ordinary share is $1.66;

(c)
the maximum price which may be paid for an ordinary share is an amount (exclusive of expenses) equal to the higher of:

•
105% of the average middle market quotation for an ordinary share of Carnival plc, as derived from the London Stock Exchange Daily Official List, for the five business days immediately preceding the day on which such ordinary share is contracted to be purchased; and

•
the higher of the last independent trade and the highest current independent bid for an ordinary share on the trading service venue where the purchase is carried out; and

	FOR	95
x | CARNIVAL CORPORATION & PLC 2024 PROXY STATEMENT

Notice of 2024 Annual General Meeting of Carnival plc Shareholders

Proposals		Board Recommendation	Page Reference

(d)
unless previously revoked or renewed, this authority shall expire at the end of next year’s Annual General Meeting (or, if earlier, at close of business on July 4, 2025), but during this period Carnival plc may make contracts to purchase ordinary shares that would or might be executed wholly or partly after the authority expires and Carnival plc may make purchase of ordinary shares under any such contract as if the authority had not expired.

21	CARNIVAL PLC 2024 EMPLOYEE SHARE PLAN To approve the Carnival plc 2024 Employee Share Plan as summarized in section “Approval of the Carnival plc 2024 Employee Share Plan” of this 2024 Proxy Statement.	FOR	97
There are 21 Proposals that require shareholder approval at the Annual General Meeting this year. The Directors unanimously recommend that you vote in favor of Proposals 1 through 21.
The Directors encourage you to submit your vote using one of the voting methods described herein. Submitting your voting instructions by any of these methods will not affect your right to attend the meeting in person should you so choose.

Voting Arrangements for Carnival plc Shareholders
Your vote is important. Carnival plc shareholders can vote in any of the following three ways:
1.
by attending the Annual General Meeting and voting in person or, in the case of corporate shareholders, by corporate representatives;

2.
by appointing a proxy to attend and vote on their behalf, using the proxy form enclosed with this Notice of Annual General Meeting; or

3.
by voting electronically as described below.

VOTING IN PERSON

If you come to the Annual General Meeting, please bring the attendance card (attached to the enclosed proxy form) with you. This will mean you can register more quickly.
In order to attend and vote at the Annual General Meeting, a corporate shareholder may appoint one or more individuals to act as its representative. The appointment must comply with the requirements of Section 323 of the Companies Act. Each representative should bring evidence of their appointment, including any authority under which it is signed, to the meeting. If you are a corporation and are considering appointing a corporate representative to represent you and vote your shareholding in Carnival plc at the Annual General Meeting, you are strongly encouraged to pre-register your corporate representative to make registration on the day of the meeting more efficient. In order to pre-register, please email your Letter of Representation to Carnival plc’s registrars, Equiniti Limited, at proxyvotes@equiniti.com.
Please note that each shareholder or their duly appointed proxies and corporate representatives will be required to comply with the “Meeting Admission Requirements” and “Safety and Security Measures” in the “Information about Attending the Annual Meetings” section preceding the Carnival plc Notice of Annual General Meeting.
Please note that shareholders planning to attend the live video broadcast in Southampton must submit a proxy in order to vote as they will not be treated as, or considered to be, “in attendance” at the Annual Meetings and therefore will not be able to vote in person from Southampton.

CARNIVAL CORPORATION & PLC 2024 PROXY STATEMENT | xi

Notice of 2024 Annual General Meeting of Carnival plc Shareholders

VOTING BY PROXY

A shareholder entitled to attend and vote at the meeting is entitled to appoint a proxy to exercise all or any of their rights to attend, speak and vote in his or her stead. A proxy need not be a shareholder of Carnival plc. A shareholder may appoint more than one proxy provided that each proxy is appointed to exercise the rights attached to a different share or shares held by that shareholder. To appoint more than one proxy, please follow the notes contained in the proxy form. A person who is nominated to enjoy information rights in accordance with Section 146 of the Companies Act, but who is not a shareholder, is not entitled to appoint a proxy. Shareholders planning to attend the live video broadcast in Southampton must submit a proxy in order to vote as they will not be able to vote in person from Southampton.
If you are a person nominated to enjoy information rights in accordance with Section 146 of the Companies Act you may have a right under an agreement between you and the member by whom you were nominated to be appointed, or to have someone else appointed, as a proxy for the meeting. If you have no such right, or you have such a right but do not wish to exercise it, you may have a right under such an agreement to give instructions to the member as to the exercise of voting rights.
To be effective, a duly completed proxy form and the authority (if any) under which it is signed, or a notarially certified copy of such authority, must be deposited (whether delivered personally or by post) at the offices of Carnival plc’s registrars as soon as possible and in any event by no later than 1:30 p.m. (BST) on April 3, 2024.
Equiniti Limited Aspect House Spencer Road Lancing BN99 6DA United Kingdom
Alternatively, a proxy vote may be submitted via the Internet in accordance with the instructions set out on the proxy form.
In the case of joint registered holders, the signature of one holder on a proxy card will be accepted and the vote of the senior holder who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of the other joint holders. For this purpose, seniority shall be determined by the order in which names stand on the register of shareholders of Carnival plc in respect of the relevant joint holding.
If you are a member of CREST, you may register the appointment of a proxy by using the CREST electronic proxy appointment service. In order for a proxy appointment or instruction made using the CREST service to be valid, the appropriate CREST message (a “CREST Proxy Instruction”) must be properly authenticated in accordance with Euroclear’s specifications and must contain the information required for such instructions, as described in the CREST Manual, which can be viewed at
www.euroclear.com. The message, regardless of whether it constitutes the appointment of a proxy or an amendment to the instruction given to a previously appointed proxy must, in order to be valid, be transmitted so as to be received by the issuer’s agent (ID RA19) by the latest time(s) for receipt of proxy appointments specified in the Notice of Annual General Meeting. For this purpose, the time of receipt will be taken to be the time (as determined by the timestamp applied to the message by the CREST Applications Host) from which the issuer’s agent is able to retrieve the message by enquiry to CREST in the manner prescribed by CREST. After this time any change of instructions to proxies appointed through CREST should be communicated to the appointee through other means.
CREST members and, where applicable, their CREST sponsors or voting service providers should note that Euroclear does not make available special procedures in CREST for any particular messages. Normal system timings and limitations will therefore apply in relation to the input of CREST Proxy Instructions. It is the responsibility of the CREST member concerned to take (or, if the CREST member is a CREST personal member or sponsored member or has appointed a voting service provider(s), to procure that his or her CREST sponsor or voting service provider(s) take(s)) such action as shall be necessary to ensure that a message is transmitted by means of the CREST system by any particular time. In this connection, CREST members and, where applicable, their CREST sponsors

xii | CARNIVAL CORPORATION & PLC 2024 PROXY STATEMENT

Notice of 2024 Annual General Meeting of Carnival plc Shareholders

or voting service providers are referred, in particular, to those sections of the CREST Manual concerning practical limitations of the CREST system and timings. Carnival plc may treat as invalid a CREST Proxy Instruction in the circumstances set out in Regulation 35(5)(a) of the Uncertificated Securities Regulations 2001.
If you are an institutional investor, you may be able to appoint a proxy electronically via the Proxymity platform, a process which has been agreed by Carnival plc and approved by the Registrar. For further information regarding Proxymity, please go to
www.proxymity.io. Your proxy must be lodged by 1:30 p.m. (BST) on April 3, 2024 in order to be considered valid. Before you can appoint a proxy via this process you will need to have agreed to Proxymity’s associated terms and conditions. It is important that you read these carefully as you will be bound by them and they will govern the electronic appointment of your proxy.

VOTING ELECTRONICALLY

Shareholders are entitled to vote online at www.sharevote.co.uk. Shareholders voting electronically should vote as soon as possible, and in any event by no later than 1:30 p.m. (BST) on April 3, 2024.
SHAREHOLDERS WHO ARE ENTITLED TO ATTEND OR VOTE

Carnival plc, pursuant to Regulation 41 of the Uncertificated Securities Regulations 2001, specifies that only those shareholders registered in the register of members of Carnival plc at 6:30 p.m. (BST) on April 3, 2024 shall be entitled to attend or vote at the meeting in respect of the number of shares registered in their name at that time. Changes to the entries on the register of members after 6:30 p.m. (BST) on April 3, 2024 shall be disregarded in determining the rights of any person to attend or vote at the meeting.

Asking Questions at the Meeting
Any shareholder attending the meeting has the right to ask questions. Carnival plc must cause to be answered any such question relating to the business being dealt with at the meeting, but no such answer need be given if:
•
to do so would interfere unduly with the preparation for the meeting or involve the disclosure of confidential information;

•
the answer has already been given on a website in the form of an answer to a question; or

•
it is undesirable in the interests of Carnival plc or the good order of the meeting that the question be answered.

Shareholders attending the live video broadcast in Southampton will be able to submit questions live to the Directors in Florida, but will not be treated as, or considered to be, “in attendance” at the Annual General Meeting.

Documents Available for Inspection
Copies of all service agreements (including letters of appointment) between each Director and Carnival plc will be available for inspection during normal business hours on any weekday (public holidays excluded) at the registered office of Carnival plc from the date of this notice until and including the date of the meeting and at the place of the meeting for at least 15 minutes prior to and during the meeting.

CARNIVAL CORPORATION & PLC 2024 PROXY STATEMENT | xiii

Notice of 2024 Annual General Meeting of Carnival plc Shareholders

Website Materials
This Proxy Statement and other information required by Section 311A of the Companies Act have been posted on our websites at www.carnivalcorp.com and www.carnivalplc.com.
You may not use any electronic address (within the meaning of Section 333 of the Companies Act) provided in this Proxy Statement (or in any related documents including the proxy form) to communicate with Carnival plc for any purposes other than those expressly stated.
Under Section 527 of the Companies Act, shareholders meeting the threshold requirements set out in that Section have the right to require Carnival plc to publish on a website a statement setting out any matter relating to:
•
the audit of Carnival plc’s accounts (including the auditor’s report and the conduct of the audit) that are to be laid before the Annual General Meeting; or

•
any circumstance connected with an auditor of Carnival plc ceasing to hold office since the previous meeting at which annual accounts and reports were laid in accordance with Section 437 of the Companies Act.

Carnival plc may not require the shareholders requesting any such website publication to pay its expenses in complying with Sections 527 or 528 of the Companies Act. Where Carnival plc is required to place a statement on a website under Section 527 of the Companies Act, it must forward the statement to Carnival plc’s auditor not later than the time when it makes the statement available on the website. The business which may be dealt with at the Annual General Meeting includes any statement that Carnival plc has been required under Section 527 of the Companies Act to publish on a website.

By Order of the Board of Directors,
DOREEN S. FURNARI Company Secretary January 26, 2024
REGISTERED OFFICE
Carnival House | 100 Harbour Parade | Southampton SO15 1ST | United Kingdom
xiv | CARNIVAL CORPORATION & PLC 2024 PROXY STATEMENT

Proxy Summary
This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information you should consider.
You should read the entire Proxy Statement carefully before voting.

2023 Business Highlights
CARNIVAL CORPORATION & PLC 2024 PROXY STATEMENT | 1

Proxy Summary
Corporate Governance Highlights
Corporate Governance Highlights
Corporate Governance Best Practices

10 of our 12 Director Nominees are independent, including all members of the Audit, Compensation, Compliance, Health, Environmental, Safety and Security (“HESS”) and Nominating & Governance (“N&G”) Committees

Presiding Director and Senior Independent Director, with defined responsibilities

5 of our 12 Director Nominees are female and two are ethnically diverse

Balance of new and experienced Directors

Majority voting for Directors in uncontested elections

Stock ownership policy for Directors and executives

Director overboarding policy (included in our Corporate Governance Guidelines)

Regular shareholder engagement, including participation of independent Directors

Annual Director evaluation and Committee assessment to ensure Board effectiveness

All Directors attended over 75% of fiscal 2023 meetings

Regular executive sessions of independent Directors

Robust risk oversight

Board review of our financial performance, strategy and succession planning

Code of Business Conduct and Ethics

Commitment to corporate social responsibility and sustainability

Our governance documents, including the Corporate Governance Guidelines, the Committee Charters and the Code of Business Conduct and Ethics, are available at carnivalcorp.com/governance and carnivalplc.com/governance.
2 | CARNIVAL CORPORATION & PLC 2024 PROXY STATEMENT

Proxy Summary
Director Nominees at a Glance
Director Nominees at a Glance

Independence
83%
independent
Gender Diversity
Women
42%
diverse
Ethnic Diversity
Ethnically Diverse
17%
diverse
Age
40-59
70+
Median
65.5
years
60-69
Average: 65 years
Tenure
>10 years
Median
6.5
years
0-5 years
6-10 years
Average: 11.4 years

CARNIVAL CORPORATION & PLC 2024 PROXY STATEMENT | 3

Proxy Summary
Director Nominees at a Glance
Name and Occupation	Age	Independent	Carnival Corporation and Carnival plc Director Since	Committee Memberships
Micky Arison Chair of the Board of Directors, Carnival Corporation & plc	74		Carnival Corporation: 1987 Carnival plc: 2003
Sir Jonathon Band Former First Sea Lord and Chief of Naval Staff, the British Navy	74		2010	HESS (Chair), Compliance, N&G
Jason Glen Cahilly Chief Executive Officer, Dragon Group LLC	53		2017	Audit, Compensation
Nelda J. Connors Chairwoman and Chief Executive Officer, Pine Grove Holdings, LLC	58		Nominee	N/A
Helen Deeble Former Chief Executive Officer, P&O Ferries Division Holdings Ltd	62		2016	Compensation, HESS
Jeffrey J. Gearhart Former Executive Vice President, Global Governance and Corporate Secretary, Walmart, Inc.	59		2020	Compliance (Chair), HESS
Katie Lahey Former Chair, Korn Ferry Australasia	73		2019	HESS, N&G
Sara Mathew Former Chair, President and Chief Executive Officer, Dun & Bradstreet Corporation	68		2022	Audit
Stuart Subotnick President and Chief Executive Officer, Metromedia Company	82		Carnival Corporation: 1987 Carnival plc: 2003	N&G (Chair), Audit, Compliance
Laura Weil Founder and Managing Partner, Village Lane Advisory LLC	67		2007	Audit (Chair), Compensation, Compliance
Josh Weinstein President, Chief Executive Officer and Chief Climate Officer, Carnival Corporation & plc	49		2022
Randy Weisenburger Managing Member, Mile 26 Capital LLC	65		2009	Compensation (Chair), Compliance, HESS, N&G
4 | CARNIVAL CORPORATION & PLC 2024 PROXY STATEMENT

Proxy Summary
Executive Compensation Highlights
Executive Compensation Highlights
COMPENSATION POLICIES AND PRACTICES

What We Do	What We Don’t Do

Independent Compensation Committees that review and approve all compensation for our Named Executive Officers

Independent compensation consultant

Annual Say-on-Pay vote

Stock ownership policy for Directors and executive officers

Compensation Committees assess compensation practices to deter excessive risk-taking

Pay-for-performance philosophy

Mix of compensation which includes short-term cash and long-term equity-based compensation

Robust clawback policy that complies with SEC and corresponding NYSE Listed Company Manual 303A.14 (“NYSE 303A.14”) requirements

No guaranteed or unlimited incentive payouts in our annual bonus plan

No evergreen provisions in our equity plan

No short sales, short-term hedging or margin sales of our securities

No stock option repricing

No liberal share recycling of stock options or stock appreciation rights

No pension plans or supplemental deferred compensation or retirement plans for our Named Executive Officers

No single-trigger change in control equity vesting

No Section 280G gross-up payments in the event of change of control

PRINCIPAL COMPENSATION OBJECTIVES

We believe that our executive compensation program should be appropriately tailored to balance short-term and long-term compensation opportunities to enable Carnival Corporation and Carnival plc to meet short-term objectives while continuing to produce value for their shareholders over the long-term and supporting a strong focus on retention. Our executive compensation program is designed to:

Reward results and effective strategic leadership through the use of both short-term and long-term incentives, taking into account each executive’s performance, experience and responsibilities.	Align executive interests with those of our shareholders by making a substantial portion of compensation at risk and performance-based.	Remain competitive in the marketplace in order to attract, motivate and retain our talent that we believe is necessary to achieve our financial and strategic goals.
CARNIVAL CORPORATION & PLC 2024 PROXY STATEMENT | 5

Proxy Summary
Executive Compensation Highlights
TOTAL TARGET COMPENSATION MIX(1)
(1)
At-risk compensation includes the Annual Incentive Bonus that is subject to performance criteria and the Long-Term Equity Incentives that are subject to change in value based on share price movements during the vesting period.

SHAREHOLDER ENGAGEMENT

Carnival Corporation & plc has a long-standing shareholder outreach program and we believe constructive dialogue with our shareholders is a fundamental pillar of effective corporate governance. We engage routinely throughout the year with our shareholders on a variety of topics relevant to the long-term success of our business.
Our engagement program is primarily led by our investor relations team and members of senior management. In certain situations, meetings might include Chairs of Board Committees or our Presiding Director and Senior Independent Director (who is also the Chair of our Compensation Committees). Directors participate in select engagements to share their perspective and receive feedback directly from our shareholders. We believe this multifaceted shareholder engagement process allows for shareholder feedback and concerns to be appropriately considered and addressed by management and the Boards.
Throughout fiscal 2023, we engaged with a significant number of our shareholders. Our Chair of the Boards, Senior Independent Director and Presiding Director (who is also the Chair of our Compensation Committees) as well as our Chief Executive Officer (the “CEO”) and certain other members of senior management, participated in select meetings with shareholders during the year. Our dialogues covered several topics of significance to us and our shareholders, including:
•
Updates on our strategic, financial and operating priorities and recent performance;

•
Enhancements made to our executive compensation program and related disclosures for 2023;

•
Recent Board refreshment, Board composition and diversity; and

•
Progress on our environmental, health, safety and sustainability initiatives, including our emission reduction strategy.

We also engage with our retail shareholders throughout the year. Retail shareholders as well as all other shareholders are given the opportunity to attend our annual meetings of shareholders as well as ask questions and share their feedback with our Boards and management. In addition, our investor relations team responds to a significant number of questions and comments from retail shareholders every year and shares them with other departments and the Boards, as appropriate.
The feedback we receive in our meetings is shared with our senior management, full Boards and relevant Committees, who use it to inform decision-making regarding our practices, policies, and disclosures. For example, as described in our 2023 Proxy Statement, shareholder feedback has been an important input to our Compensation Committees’ decision-making process regarding our 2022 and 2023 compensation program structure and related disclosure enhancements. Shareholder input also informed our inclusion of a detailed skills matrix in this Proxy Statement, as shown below under “2024 Nominees for Election or Re-Election to the Boards” and enhancements to our fiscal 2023 Sustainability Report.

6 | CARNIVAL CORPORATION & PLC 2024 PROXY STATEMENT

Proxy Summary
Executive Compensation Highlights
SUSTAINABILITY AND CORPORATE SOCIAL RESPONSIBILITY

PROTECTING THE ENVIRONMENT

In 2021, we established goals for 2030 which incorporate six key focus areas listed below that align with elements of the United Nation’s Sustainable Development Goals and build on the momentum of our successful achievement of our 2020 sustainability goals: climate action; circular economy; good health and well-being; sustainable tourism; biodiversity and conservation; and diversity, equity and inclusion.
A key focus of our sustainability efforts is climate action, which includes our commitment to reduce emissions. Our absolute GHG emissions peaked in 2011 and since that time we have decreased our emissions (on a tank-to-wake basis) by over 10%, despite capacity growth of 30% over the same period. In 2023 we continued to improve our industry-leading fuel-efficiency and pulled forward our GHG intensity reduction goal to 2026. Our revised reduction goal is to achieve 20% carbon intensity reduction by 2026 relative to our 2019 baseline measured in both grams of CO2e per available lower berth kilometer and kilograms of CO2e per available lower berth day (“ALBD”).
We have a four-part strategy to help us achieve our GHG intensity reduction goals:
•
Fleet optimization: delivering larger, more efficient ships as part of our ongoing newbuild program, some of which may replace existing ships in our fleet

•
Energy efficiency: continuing to improve our existing fleet’s energy efficiency through investment in projects such as service power packages, air lubrication systems and expanding shore power capabilities

•
Itinerary efficiency: designing more energy-efficient itineraries and focusing on operational execution and investing in strategically located port and destination projects

•
New technologies and alternative fuels: investing in a first-of-its-kind lithium-ion battery storage system and exploring carbon capture and storage. We are also supporting the adaptation of alternative fuels, including biofuels such as methanol, which we are assessing as a future low GHG emission fuel option for our ships

In addition to our 2030 sustainability goals, we are also pursuing net zero emissions from ship operations by 2050, aligned with the International Maritime Organization’s revised strategy. Achieving this goal will require energy sources and technologies that do not yet exist. While fossil fuels are currently the only scalable and commercially viable option for our industry, we are closely monitoring technology developments and pioneering important sustainability initiatives in the cruise industry. We have partnered with companies, universities, research bodies, non-governmental organizations, and other key organizations to help identify and scale new technologies not yet ready for the cruise industry.
We are piloting maritime scale battery technology, working with classification societies and other stakeholders to assess lower GHG emission fuel options for cruise ships and assessing carbon capture and storage technologies. We have successfully piloted the use of biofuel as a replacement for fossil fuel on three ships. To provide a path to net zero emissions, alternative low GHG emission fuels will be necessary for the maritime industry; however, there are significant supply challenges that must be resolved before viability is reached.
We continue to make progress on the implementation of Service Power Packages, a comprehensive set of technology upgrades, including updates to ship hotel HVAC systems, technical systems upgrades, state-of-the-art LED lighting systems and remote monitoring and optimization of energy usage and performance, which will be implemented over the next several years across a portion of our fleet. The Service Power Package upgrades are part of our ongoing energy efficiency investment program and are expected to further improve energy savings and reduce fuel consumption. Upon completion, these upgrades are expected to deliver an average of 5-10% fuel savings per ship.
We also have nine Air Lubrication Systems (“ALS”) currently operating in our fleet and have additional installations in progress and planned for the future. ALS cushion the flat bottom of a ship’s hull with air bubbles, which reduces the ship’s frictional resistance and the propulsive power required to drive the ship through the water, which generate approximately 5% savings in fuel consumption for propulsion and reductions in GHG emissions on ALS-equipped ships when operating in the appropriate speed range.

CARNIVAL CORPORATION & PLC 2024 PROXY STATEMENT | 7

Proxy Summary
Executive Compensation Highlights
We have eight LNG powered cruise ships in operation as of November 30, 2023 and three that are expected to join the fleet through 2025. In total, these 11 ships are expected to represent over 20% of our total future capacity by summer 2025. While LNG is a fossil fuel and generates GHG emissions, its direct CO2 emissions are lower than those of conventional fuels and it emits effectively zero sulfur oxides (only the sulfur in the pilot fuel is present), reducing nitrogen oxides by 85% and particulate matter by 95%-100%. Both on a tank-to-wake and well-to-wake basis when measured using the scientifically accepted 100-year global warming potential, LNG has lower overall GHG emissions than conventional fuels. In the absence of market-ready zero-emission fuels, LNG is currently the best readily available fuel to help reduce ship GHG emissions now. The types of engines that we use are subject to small amounts of methane slip (the passage of un-combusted methane through the engine). We are working closely with our engine manufacturers and other technology providers to further mitigate methane slip and we are part of the Methane Abatement in Maritime Innovation Initiative. We are also evaluating options to remove unburnt methane from exhaust streams.
We pioneered the use of Advanced Air Quality Systems on board our ships to aid in the reduction of sulfur and are promoting the use of shore power.
We have also made significant strides in reducing waste and single use plastics as part of our efforts to meet our 2030 circular economy goals:
•
Achieved a 38% unit food waste reduction compared to 2019

•
Continued to remove single-use plastic items from the fleet, having removed hundreds of millions of items since 2018

To incentivize performance on our sustainability priorities, our executive compensation program in 2023 also includes quantitative environmental and sustainability metrics in the Management Incentive Plan bonus and the performance-based equity grants.

PROMOTING DIVERSITY AND INCLUSION

We believe that creating an environment where diversity is welcomed and inclusion and belonging is fostered are not only important topics in corporations and boardrooms world-wide, but they are actions which are critically important to sustaining the success of our business. We strive to achieve greater performance through capturing the power of employee diversity across all elements such as race, ethnicity, age, gender and sexual orientation and identification.
Accordingly, Josh Weinstein, our President, CEO and Chief Climate Officer, has committed to Catalyst’s “Catalyst CEO Champions for Change” initiative to support the advancement of women’s leadership and diversity in the workplace.

We are also a global partner of the International LGBTQ+ Travel Association (IGLTA), the world’s leading network of LGBTQ+ welcoming tourism businesses. Through our partnership, we will help promote equality and safety for LGBTQ+ tourism worldwide.
Our efforts to promote diversity and inclusion have been recognized in 2023 with several top employer awards for advancing inclusion and supporting diversity in the workplace.

8 | CARNIVAL CORPORATION & PLC 2024 PROXY STATEMENT

Proxy Summary
Executive Compensation Highlights
INVESTING IN OUR COMMUNITIES

Sustainable tourism is one of our ongoing priorities. Every year we find new ways to foster shared value, mutual growth, and goodwill with our destination partners—and 2023 was no exception. We also seek out meaningful ways to help address pressing needs in destination communities. For example, in 2023 we began exploring collaborative waste management solutions with several Caribbean nations whereby we collect and transport recyclable materials to offshore recycling centers to help relieve local landfill volumes. We also extended a helping hand to fund recovery efforts in disaster-stricken areas in Hawaii and Acapulco.
As part of our commitment to reduce food waste and help our destination communities, Costa Cruises, one of our brands, donates food to port communities served by Costa Cruises in partnership with local organizations.
We also continued construction on a new cruise port destination, Celebration Key, which is expected to open in 2025 and will provide business opportunities for the residents of Grand Bahama with an estimated 1,000 local jobs.

Through Carnival Foundation, which oversees many of our philanthropic endeavors, we are also dedicated to creating positive change through empowering youth, enhancing education and strengthening families in the communities where we live and work. Carnival Foundation and the brands of Carnival Corporation & plc support a broad spectrum of organizations that positively impact thousands of youth and families each year through charitable giving, in-kind donations and volunteerism. Whether it is providing job training to the homeless, preserving and protecting the environment, furthering medical research or investing in our future through education and mentoring, the reach of Carnival Foundation is all-encompassing.
During times of crisis, Carnival Foundation works closely with national and international relief organizations, coordinating corporate and employee donations for emergencies, such as hurricanes in the U.S. and in the Caribbean.
Carnival Foundation’s contributions are spread to communities where the brands operate, but focus on organizations in South Florida, where Carnival Corporation & plc is headquartered.

CARNIVAL CORPORATION & PLC 2024 PROXY STATEMENT | 9

Governance and Board Matters
Governance
Governance Philosophy

We are committed to governance policies and practices so that shareholder and other stakeholder interests are represented in a thoughtful and independent manner. Sound principles of corporate governance are critical to obtaining and retaining the trust of investors. They are also vital in securing respect from other key stakeholders and interested parties, including our workforce, guests and suppliers, the communities in which we conduct business, government officials and the public-at-large. We believe that our governance framework contributes to the delivery of our corporate strategy in a number of ways. The Boards and our Board Committees support our senior management in the development, refinement and execution of our corporate strategy by providing independent oversight and valuable input based on their wealth of knowledge and experience in their areas of expertise. The Boards also oversee our risk review and assessment processes, while our Board Committees provide oversight over risks within their area of remit, all of which are incorporated into our strategic planning.

Dual-Listed Arrangement Considerations

Carnival Corporation and Carnival plc operate under a dual listed company (“DLC”) arrangement with primary stock listings in the United States (“U.S.”) and the United Kingdom (“UK”). Accordingly, we implemented a single corporate governance framework consistent, to the extent possible, with the governance practices and requirements of both countries. While there are customs or practices that differ between the two countries, we believe our corporate governance framework effectively addresses the corporate governance requirements of both the U.S. and the UK.
Our corporate governance principles are set forth in our Corporate Governance Guidelines and the charters of our Board Committees. The actions described in these documents, which the Boards have reviewed and approved, implement applicable requirements, including the New York Stock Exchange listing requirements and, to the extent practicable, the UK Corporate Governance Code published by the UK Financial Reporting Council in July 2018 (the “UK Corporate Governance Code”), as well our own vision of good governance.
We will continue to monitor governance developments in the U.S. and the UK to ensure a vigorous and effective corporate governance framework of the highest international standards.
Our Corporate Governance Guidelines, copies of the charters of our Board Committees and our organizational documents are available under the

10 | CARNIVAL CORPORATION & PLC 2024 PROXY STATEMENT

Governance and Board Matters
Nominations of Directors
“Governance” section of our website at www.carnivalcorp.com and www.carnivalplc.com.
The Boards are elected by the shareholders to exercise business judgment to act in what they reasonably believe to be in the best interests of Carnival
Corporation & plc and its shareholders. The Boards select and oversee the members of senior management, who are charged by the Boards with conducting the business of Carnival Corporation & plc.

Nominations of Directors
Nomination Principles and Process

Carnival Corporation and Carnival plc are two separate legal entities and, therefore, each has a separate Board of Directors, each of which in turn has its own Nominating & Governance Committee. As the DLC arrangement requires that there be identical Boards of Directors, the Nominating & Governance Committees make one set of determinations in relation to both companies.
The Nominating & Governance Committees, which are made up of independent Directors, actively seek individuals qualified to become Board members and recommend to the Boards the nominees to stand for election as Directors at the Annual Meetings of Shareholders or, if applicable, at a Special Meeting of Shareholders.
All nominations and appointments to the Boards are based on merit and objective criteria. When nominating candidates for the Boards of Directors, including incumbent Directors eligible for re-nomination, regardless of the source of the nomination, the Nominating & Governance Committees will consider, in accordance with their charter and the Board Diversity Policy, such factors as they deem appropriate, including, but not limited to:
•
the candidate’s judgment;

•
the candidate’s skill;

•
contributions to the Boards of Directors (with respect to incumbent Directors);

•
diversity considerations, including with respect to diversity of experience, professions, skills, geographic representations, knowledge and abilities, as well as race or ethnicity, age and gender;

•
the candidate’s experience with business and other organizations of comparable size;

•
the interplay of the candidate’s experience with the experience of other members of the Boards; and

•
the extent to which the candidate would be a desirable addition to the Boards and any Committees of the Boards.

Time Commitments and Overboarding

All candidates for nomination or re-nomination, including incumbent Directors, have to disclose their other significant commitments and provide confirmation to the Nominating & Governance Committees that they have sufficient time available to fulfill the obligations of the office. The Nominating & Governance Committees provides such disclosure and confirmation to the Boards for their consideration prior to the nomination or re-nomination of a candidate. All candidates for nomination or re-nomination must also comply with our overboarding policy which is included in our Corporate Governance Guidelines. The overboarding policy limits Directors to a maximum of four public company boards, with chief executive officers and executive officers of public companies limited to a maximum of two public company boards. The Chair of our Boards is also not permitted to serve as a chair of any other public company board. The overboarding policy is reviewed annually as part of the Boards’ review of the Corporate Governance Guidelines. All Directors currently serving are compliant with the overboarding policy and all nominees for election or re-election are required to be compliant as of the 2024 Annual Meetings of Shareholders. Ms. Connors, who has been nominated for election for the first time, will not be in compliance with the overboarding policy as of the 2024 Annual Meetings of Shareholders. However, since

CARNIVAL CORPORATION & PLC 2024 PROXY STATEMENT | 11

Governance and Board Matters
Board Evaluation Process
she will not be seeking re-election to Boston Scientific’s board of directors in 2024 which will bring Ms. Connors in compliance with our policy, the N&G Committees have agreed to temporarily waive the overboarding policy with respect to Ms. Connors until Boston Scientific’s 2024 annual meeting (expected in May).

Board Evaluation Process
The Boards maintain a comprehensive annual evaluation process that guides our Director nomination and refreshment process. This includes both a rigorous regular process as well as a different tri-annual process in lieu of the regular process conducted in partnership with an external third-party governance expert, to support a holistic and thorough evaluation.

The N&G Committees and the Boards conduct annual performance evaluations of the Boards, the Boards’ Committees and the members of our Boards of Directors. As part of this process in 2023, each Director was required to complete a questionnaire about the performance of the Boards and their Committees. All questionnaires were reviewed and assessed by the N&G Committees. In addition, the N&G Committees reviewed the individual performance of each member of the Boards of Directors focusing on his or her contribution to Carnival Corporation and Carnival plc and also discussed and reviewed with Non-Executive Directors any significant time commitments they have with other companies or organizations. The N&G Committees reported the results of their review to the Boards. The Boards determined that each nominee was an effective and committed member of the Boards and the Board Committees on which each serves.
During fiscal 2023, all Committees of the Boards also reviewed their own performance against their respective charters by completing questionnaires that were provided to the Chair of the N&G Committees. The results of such reviews were discussed among the members and reported to the Boards. The Boards concluded that the Committees continued to function effectively and continued to meet the requirements of their respective charters.
In 2022, the N&G Committees engaged a third-party governance expert to perform an assessment of the effectiveness of the Boards. The third-party governance expert interviewed each Director and members of senior management who interact substantially with the Boards, reviewed the results of the assessment with the Senior Independent Director, and then presented the results of the assessment as well as recommendations to the full

12 | CARNIVAL CORPORATION & PLC 2024 PROXY STATEMENT

Governance and Board Matters
Board Orientation and Education
Boards, including our Chair, in late 2022. Refer to “Board Performance Evaluations” in the Carnival plc Corporate Governance Report for additional information regarding the third-party governance expert’s assessment.

Board Refreshment
We have added four new Directors to our Boards since 2019, including two women, and nominated a fifth Director who is female.
Assuming the election or re-election of all nominees to the Boards, following the Annual Meetings of Shareholders, 42% of the members of the Boards will be women (being five of 12 members) and two Directors will be ethnically diverse.
The N&G Committees also use their best efforts to ensure that the composition of the Boards adheres to the independence requirements applicable to companies listed for trading on the New York Stock Exchange and the London Stock Exchange. The N&G Committees and the Boards utilize the same criteria for evaluating candidates regardless of the source of the referral. Other than the foregoing, there are no stated minimum criteria for Director nominees.
The N&G Committees identify nominees by first evaluating the current members of the Boards willing to continue in service. As part of Director succession planning, current members of the Boards with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Boards with that of obtaining a new perspective. If any member of the Boards does not wish to continue in service or if the N&G Committees or the Boards decide not to re-nominate a member for re-election, the N&G Committees identify the desired skills and experience of a new nominee in light of the criteria above. Current members of the N&G Committees and the Boards are polled for suggestions as to individuals meeting the criteria of the N&G Committees. The N&G Committees may consider candidates proposed by management but are not required to do so. The N&G Committees generally use third-party search firms to identify and attract potential nominees.

Board Orientation and Education
As part of our new Director orientation program, new Directors meet with the Company Secretary, senior management and Board leadership, as appropriate, and are also provided with a variety of orientation materials to familiarize them with Carnival Corporation & plc’s business, strategy, structure of the Boards and the committees, as their duties and responsibilities under U.S. and UK laws and regulations, and other relevant topics.
All existing Directors are encouraged to continue to develop their skills and knowledge. We provide a number of different presentations and educational programs for Directors by senior management and outside experts on topics such as industry trends, corporate governance and sustainability developments, cybersecurity, and other topics related to areas of Board oversight. Directors are also encouraged to attend additional continuing educational programs. They also receive materials and updates from management on a regular basis regarding new developments, changes or trends.

CARNIVAL CORPORATION & PLC 2024 PROXY STATEMENT | 13

Governance and Board Matters
2024 Nominees for Election or Re-Election to the Boards
2024 Nominees for Election or Re-Election to the Boards
The DLC arrangement requires the Boards of Carnival Corporation and Carnival plc to be identical. Shareholders are required to approve the election or re-election of Directors to each Board. There are 12 nominees for election or re-election to each Board of Directors. Each nominee currently serves as a Director of both companies, and each nominee is standing for re-election, except for Nelda J. Connors, who was recommended as a nominee by the N&G Committees and nominated by the Boards for election at the 2024 Annual Meetings of Shareholders after an extensive selection process involving a third-party search firm. All Board nominees are to be elected or re-elected to serve until the next Annual Meetings of Shareholders or until their successors are elected.
All of the nominees have indicated that they will be willing and able to serve as Directors.
With respect to each Board nominee set forth below, the information presented includes such person’s age, the year in which such person first became a Director, any other position held with Carnival Corporation and Carnival plc, such person’s principal occupations during at least the past five years, any directorships held by such nominee in public or certain other companies over the past five years, the nominee’s qualifications, including particular areas of expertise, to serve as a Director and the reasons why their contributions are, and continue to be, important to our long-term sustainable success.

Accordingly, the Boards of Directors unanimously recommend a vote FOR the election or re-election of each of the Director nominees.
14 | CARNIVAL CORPORATION & PLC 2024 PROXY STATEMENT

Governance and Board Matters
2024 Nominees for Election or Re-Election to the Boards
DIRECTOR SKILLS AND QUALIFICATIONS

The N&G Committees endeavor to ensure that our Boards are composed of Directors who collectively bring a wide variety of business backgrounds, experiences, skills and perspectives that provide relevant strategic and operating insight and contribute to the Boards’ ability to effectively oversee our business strategy. The following table describes certain experiences, qualifications and skills that the
Boards have identified as important to carrying out our business strategy and allowing the Boards to effectively fulfill their responsibilities. The attribution of skills to Director nominees reflects careful consideration of each nominee’s professional history and experience in the context of relevance to the Boards’ defined set of priority skills and qualifications.

Experiences, Competencies & Skills	Director Qualifications for Possessing the Skill	Director Nominees with this Skill
Travel, Leisure & Hospitality	Experience in relevant industries such as travel, tourism, leisure and hospitality provides a deep understanding of our business strategy, operations and key markets
Maritime & HSE
Experience in the maritime industry and relevant health, safety and environment matters, provides a critical understanding of our strategic, operating, health and safety, and environmental sustainability priorities

CEO / Senior Leadership
Experience serving as a public company CEO or other senior leadership role can hone skills in core management areas — such as strategic planning, financial reporting, compliance, risk management and leadership development — providing valuable practical understanding of complex organizations

International Perspective
Leadership experience in organizations that operate across diverse and evolving political systems, economic conditions, and cultures provides valuable perspectives for oversight of the risks and opportunities within Carnival’s extensive international business operations

Finance & Accounting
Expertise in finance, capital markets and financial reporting processes enables our Directors to effectively monitor and assess our operating and strategic performance and capital allocation approach, and ensure accurate financial reporting and robust controls

Corporate Governance
Public company board experience provides insight into new and alternative practices which informs our commitment to excellence in corporate governance and helps ensure that the Boards are functioning as an effective and cohesive oversight body with independent perspectives

Strategy, Operations & Risk Management
Experience identifying, managing and mitigating key strategic and operational risks — such as competition, regulatory compliance, brand integrity, cybersecurity, human capital and sustainability — promotes effective oversight of our material risks and opportunities and contributes to effective oversight of strategy in a variety of operating environments

Media, Marketing & Retail	Experience developing and overseeing media, marketing and retail strategies provides the Boards with valuable insight into how to most impactfully reach consumers and other stakeholders
CARNIVAL CORPORATION & PLC 2024 PROXY STATEMENT | 15

Governance and Board Matters
2024 Nominees for Election or Re-Election to the Boards
Experiences, Competencies & Skills	Director Qualifications for Possessing the Skill	Director Nominees with this Skill
Technology & Cybersecurity
Experience understanding and managing information technology and cybersecurity matters is increasingly important to mitigate risks to our business, and helps our team address innovation and competitiveness in a rapidly evolving technological age

Government, Legal & Regulatory
Experience in government or legal services allows the Boards to develop their long-term strategies by incorporating current and potential changes in public policy and regulation relevant to Carnival’s business and operations

Experiences, Qualifications & Skills	Arison	Weinstein	Band	Cahilly	Connors	Deeble	Gearhart	Lahey	Mathew	Subotnick	Weil	Weisenburger
Travel, Leisure & Hospitality
Maritime & HSE
CEO / Senior Leadership
International Perspective
Finance & Accounting
Corporate Governance
Strategy, Operations & Risk Management
Media, Marketing & Retail
Technology & Cybersecurity
Government, Legal & Regulatory
16 | CARNIVAL CORPORATION & PLC 2024 PROXY STATEMENT

Governance and Board Matters
2024 Nominees for Election or Re-Election to the Boards
MICKY ARISON

AGE 74
Carnival Corporation Director since 1987
Chair of the Board of Carnival Corporation since 1990
Carnival plc Director since 2003
Chair of the Board of Carnival plc since 2003
COMMITTEES • None

KEY EXPERIENCE AND QUALIFICATIONS
•
Developed a comprehensive understanding of all aspects of our global business strategy, operations, key markets, regulatory landscape, and the maritime and travel and leisure industries through decades of executive and Board experience, including as our former Chief Executive Officer

•
Significant leadership experience has given Mr. Arison unique insight into important functions such as our financing, shipbuilding, risk management, human capital management, marketing strategies, and health, safety and environment that are important to enabling successful execution of our strategic priorities and ongoing operations

•
Played a critical role in the development and evolution of our corporate governance practices to support the most effective oversight of our strategy through tenure as Chair of our Boards

CAREER HIGHLIGHTS
•
Carnival Corporation & plc

◦
Chair of the Board of Directors, Carnival Corporation (1990 to present)

◦
Chair of the Board of Directors, Carnival plc (2003 to present)

◦
CEO, Carnival Corporation (formerly known as Carnival Cruise Lines) (1979 to 2013)

◦
CEO, Carnival plc (2003 to 2013)

OTHER PUBLIC COMPANY BOARDS
•
None

SIR JONATHON BAND

AGE 74
INDEPENDENT Carnival Corporation Director since 2010
INDEPENDENT Carnival plc Director since 2010
COMMITTEES • Compliance • HESS • N&G

KEY EXPERIENCE AND QUALIFICATIONS
•
Gained substantial experience in maritime and security matters through 42 years of service with the British Navy, contributing to expansive understanding of our global operations, physical and technological security considerations, human capital matters, risk management and regulatory landscape.

•
Direct experience in the maritime industry and in-depth knowledge of our operations position Sir Jonathon to effectively chair the HESS Committees and provide oversight of sustainability, health and safety risks and compliance with related legal and regulatory requirements

•
Current and previous experience serving on boards of public companies with international operations provides Sir Jonathon with deep corporate governance experience in a global context

CAREER HIGHLIGHTS
•
The British Navy

◦
First Sea Lord and Chief of Naval Staff, the most senior officer position in the British Navy (2006 to 2009, when he retired)

◦
Admiral and Commander-in-Chief Fleet (2002 to 2006)

◦
Served as a naval officer in increasing positions of authority (1967 to 2002)

OTHER PUBLIC COMPANY BOARDS
•
Harland & Wolff Group Holdings plc (2021 to present)

PRIOR COMPANY BOARDS
•
Survitec Group (2015 to 2019)

•
Lockheed Martin UK Limited (2010 to 2015)

CARNIVAL CORPORATION & PLC 2024 PROXY STATEMENT | 17

Governance and Board Matters
2024 Nominees for Election or Re-Election to the Boards
JASON GLEN CAHILLY

AGE 53
INDEPENDENT Carnival Corporation Director since 2017
INDEPENDENT Carnival plc Director since 2017
COMMITTEES • Audit • Compensation

KEY EXPERIENCE AND QUALIFICATIONS
•
Brings over 25 years of experience in senior leadership and public and private company board roles, including as Chief Strategic and Financial Officer of the National Basketball Association (the “NBA”) and as Goldman Sachs’ Global Co-Head of Media and Telecommunications

•
Direct experience in global media, technology, communications, entertainment, sports, leisure, and finance sectors

•
Deepens our Boards’ understanding and oversight of global strategy, financial and risk management, technology, legal, regulatory, human capital management and corporate governance matters

CAREER HIGHLIGHTS
•
Dragon Group LLC and its affiliates, a private firm that provides capital and business management consulting and advisory services worldwide

◦
Chief Executive Officer (2017 to present)

•
The NBA, a North American professional basketball league

◦
Chief Strategic & Financial Officer (2013 to 2017)

•
Goldman Sachs & Co., a global investment banking, securities and investment management firm

◦
Partner; Global Co-Head of Media and Telecommunications; Head of Principal Investing for Technology, Media & Telecommunications (TMT); Co-Head of TMT Americas Financing Group; and other roles of increasing responsibility (2000 to 2012)

OTHER PUBLIC COMPANY BOARDS
•
Corsair Gaming, Inc. (2020 to present)

PRIOR COMPANY BOARDS
•
NBA China (2013 to 2017)

18 | CARNIVAL CORPORATION & PLC 2024 PROXY STATEMENT

Governance and Board Matters
2024 Nominees for Election or Re-Election to the Boards
NELDA J. CONNORS

AGE 58
New INDEPENDENT Carnival Corporation Director Nominee
New INDEPENDENT Carnival plc Director Nominee
COMMITTEES • N/A

KEY EXPERIENCE AND QUALIFICATIONS
•
Over 25 years of senior executive experience in diverse and heavily regulated industries provides Ms. Connors comprehensive understanding of strategy, risk management, regulatory matters, health and safety, and complex operations across different markets

•
Strong financial acumen and financial reporting skills developed through leadership of an independent investment firm and public company executive roles contribute to our Boards’ oversight of financial matters

•
Extensive experience overseeing corporate governance, strategy and risk, human capital management, and regulatory considerations in a public company context gained through service on public company boards, including in key committee leadership roles

CAREER HIGHLIGHTS
•
Pine Grove Holdings, LLC, a privately held investment company.

◦
Chairwoman and Chief Executive Officer (2011 to present)

•
Atkore International Inc. (formerly the Electrical and Metal Products division of Tyco International)

◦
President and Chief Executive Officer (2008 to 2010)

•
Eaton Corporation, a global electrical and automotive supplier

◦
Vice President (2002 to 2008)

OTHER PUBLIC COMPANY BOARDS
•
Otis Worldwide Corporation (2022 to present)

•
Zebra Technologies Corporation (2022 to present)

•
Baker Hughes Company (2020 to present)

•
Boston Scientific Corporation (2009 to present)*

PRIOR COMPANY BOARDS
•
BorgWarner Inc. (2020 to 2022)

•
Enersys (2017 to 2021)

•
Delphi Technologies PLC (2017 to 2020)

•
CNH Industrial N.V. (2020)

•
Echo Global Logistics, Inc. (2013 to 2020)

*
On November 22, 2023, Boston Scientific Corporation has announced that Ms. Connors will not stand for re-election at Boston Scientific Corporation’s 2024 annual meeting of stockholders (expected in May).

CARNIVAL CORPORATION & PLC 2024 PROXY STATEMENT | 19

Governance and Board Matters
2024 Nominees for Election or Re-Election to the Boards
HELEN DEEBLE

AGE 62
INDEPENDENT Carnival Corporation Director since 2016
INDEPENDENT Carnival plc Director since 2016
COMMITTEES • Compensation • HESS

KEY EXPERIENCE AND QUALIFICATIONS
•
Over 30 years of strategic, financial and operational leadership experience in the global maritime and travel industries provide Ms. Deeble deep insight into our key markets, risk management, financing activities, and human capital management in a maritime environment

•
Contributes to the Boards’ oversight of financial and accounting matters and regulatory compliance as a certified UK Chartered Accountant and former senior executive

•
Service on public company and advisory boards provides Ms. Deeble with additional expertise in corporate governance, the maritime industry, sustainability, supply chain and regulatory matters

CAREER HIGHLIGHTS
•
P&O Ferries Division Holdings Ltd., a pan-European shipping and logistics business

◦
Chief Executive Officer (2006 to 2017)

◦
Chief Operating Officer (2004 to 2006)

◦
Chief Financial Officer (1998 to 2003)

•
UK Chamber of Shipping, the UK shipping industry trade association

◦
VP and President (2011 to 2013)

•
Awarded Commander of the Order of the British Empire for services to shipping (2013)

•
Stena Line UK, a European passenger and freight operator

◦
Senior finance roles including Chief Financial Officer (1993 to 1998)

OTHER PUBLIC COMPANY BOARDS
•
Non-Executive Director, CMO Group PLC (2021 to present)

PRIOR COMPANY BOARDS OR ENGAGEMENTS
•
Member of the Supervisory Board, the UK Chamber of Shipping (2011 to July 2023)

•
Non-Executive Director, the Port of London Authority (2014 to 2020)

•
Board member of Standard P&I Club, an insurance mutual representing ship owners globally to manage insurance costs over the long term (2014 to 2018)

•
Board member and member of the regulatory committee of Interferry, a trade organization for ferry operators globally

20 | CARNIVAL CORPORATION & PLC 2024 PROXY STATEMENT

Governance and Board Matters
2024 Nominees for Election or Re-Election to the Boards
JEFFREY J. GEARHART

AGE 59
INDEPENDENT Carnival Corporation Director since 2020
INDEPENDENT Carnival plc Director since 2020
COMMITTEES • Compliance • HESS

KEY EXPERIENCE AND QUALIFICATIONS
•
Contributes deep understanding of global legal, regulatory and compliance matters gained from roles leading the governance and legal organizations at Walmart and as a national law firm partner, which also supports effective oversight of compliance with all laws, regulations and policies applicable to us

•
Substantial experience managing financial, strategic, compliance and regulatory risks in a global organization contributes to our Boards’ understanding and oversight of key risks and their impact on our strategy

•
Brings strong corporate governance expertise developed in the Corporate Secretary and senior leadership roles at Walmart and through service as a public company Board member

CAREER HIGHLIGHTS
•
Walmart, Inc., a global retailer

◦
Executive Vice President, Global Governance and Corporate Secretary, responsible for oversight of Walmart Inc.’s global legal, compliance, ethics and security and investigation functions, among others (2012 to 2018)

◦
Executive Vice President, General Counsel and Corporate Secretary (2010 to 2012)

◦
Executive Vice President, General Counsel (2009 to 2010)

◦
Senior Vice President and Deputy General Counsel (2007 to 2009)

◦
Vice President and General Counsel, Corporate Division (2003 to 2007)

•
Kutak Rock LLP, a national law firm

◦
Partner, Corporate Securities and Mergers and Acquisitions (1998 to 2003)

OTHER PUBLIC COMPANY BOARDS
•
Bank OZK (2018 to present)

CARNIVAL CORPORATION & PLC 2024 PROXY STATEMENT | 21

Governance and Board Matters
2024 Nominees for Election or Re-Election to the Boards
KATIE LAHEY

AGE 73
INDEPENDENT Carnival Corporation Director since 2019
INDEPENDENT Carnival plc Director since 2019
COMMITTEES • HESS • N&G

KEY EXPERIENCE AND QUALIFICATIONS
•
Extensive experience in the maritime, travel, tourism, leisure, and hospitality industries in corporate, industry association and government roles bolsters our Boards’ collective industry expertise and ability to navigate strategic opportunities and challenges

•
Brings meaningful insights into human capital management, succession planning and global talent acquisition and development through experience leading a leadership and talent firm

•
Developed a rich understanding of media and marketing, including the particular concerns of the tourism and transportation sectors, through her leadership of the Business Council of Australia and other roles, which supports the Boards’ oversight of our business and marketing strategies

CAREER HIGHLIGHTS
•
Korn Ferry Australasia, a leadership and talent firm

◦
Non-Executive Chair (2019)

◦
Executive Chair (2011 to 2019)

•
The Tourism and Transport Forum Australia, a tourism and transportation industry group

◦
Chair (2015 to 2018)

•
Carnival Australia, a division of Carnival plc

◦
Executive Chair (2006 to 2013)

•
Business Council of Australia, an association of chief executives of leading companies

◦
Chief Executive (2001 to 2011)

•
Additional roles as Chief Executive of the State Chamber of Commerce (1995 to 2001); Chief Executive of the Sydney City Council (1992 to 1995); and Chairman & Chief Executive Officer of the Victorian Tourism Commission (1989 to 2022)

INDUSTRY RECOGNITION
•
Member of the Order of Australia, for her significant services to business and commerce and the arts (2013)

•
Awarded a Centenary Medal, for her contributions to Australian society in the area of business leadership (2003)

OTHER PUBLIC COMPANY BOARDS
•
None

PRIOR PUBLIC COMPANY BOARDS
•
Non-Executive Director, The Star Entertainment Group Limited (2012 to 2022)

22 | CARNIVAL CORPORATION & PLC 2024 PROXY STATEMENT

Governance and Board Matters
2024 Nominees for Election or Re-Election to the Boards
SARA MATHEW

AGE 68
INDEPENDENT Carnival Corporation Director since 2022
INDEPENDENT Carnival plc Director since 2022
COMMITTEES • Audit

KEY EXPERIENCE AND QUALIFICATIONS
•
Possesses critical strategic, operational, marketing and human capital expertise to drive transformative growth at large international companies developed through extensive leadership experience

•
Expertise in finance and accounting strengthens our Boards’ ability to assess our operating and strategic performance and oversee financial reporting and controls

•
Technology, data analytics and risk management experience gained through executive and board roles supports our Boards in overseeing technology, cybersecurity and regulatory risks

CAREER HIGHLIGHTS
•
Dun & Bradstreet Corporation, a commercial data analytics company

◦
Chair, President and Chief Executive Officer (2010 to 2013)

◦
President and Chief Operating Officer (2007 to 2010)

◦
Chief Financial Officer (2001 to 2007)

•
The Procter & Gamble Company, a consumer goods company

◦
Division Chief Financial Officer  —  Baby Care; Regional Vice President  —  Finance, ASEAN; Comptroller; Assistant Treasurer; and other roles of increasing responsibility (1983 to 2001)

OTHER PUBLIC COMPANY BOARDS
•
Dropbox Inc. (2021 to present)

•
State Street Corporation (2018 to present)

PRIOR PUBLIC COMPANY BOARDS
•
Federal Home Loan Mortgage Corporation (Freddie Mac) (2013 to December 2023)

•
XOS Inc. (and predecessor NextGen Acquisition Corporation) (2020 to 2022)

•
Reckitt Beckiser Group plc (2019 to 2022)

•
Shire plc (2015 to 2019)

•
Campbell Soup Co. (2005 to 2019)

CARNIVAL CORPORATION & PLC 2024 PROXY STATEMENT | 23

Governance and Board Matters
2024 Nominees for Election or Re-Election to the Boards
STUART SUBOTNICK

AGE 82
INDEPENDENT Carnival Corporation Director since 1987
INDEPENDENT Carnival plc Director since 2003
COMMITTEES • Audit • Compliance • N&G

KEY EXPERIENCE AND QUALIFICATIONS
•
Deep industry insights gained from decades of executive leadership at a global media and marketing conglomerate comprising communications, hospitality and entertainment businesses contribute to our Boards’ oversight of our business and marketing strategies

•
Expertise in financing, investing and corporate transactions strengthens our Boards’ ability to effectively oversee our financial, capital allocation and associated risks

•
Experience establishing and growing multiple public and private companies in diverse U.S. and international markets also included significant experience in corporate governance, talent development and succession planning insights

CAREER HIGHLIGHTS
•
Metromedia Company, a privately held diversified Delaware general partnership

◦
President and Chief Executive Officer (2010 to present)

◦
General Partner and Executive Vice President (1986 to 2010)

•
Helped establish, acquire, take public, and operate several companies with national and international presence including Metromedia International Group, Orion Pictures, AboveNet, and Big City Radio

OTHER PUBLIC COMPANY BOARDS
•
None

PRIOR PUBLIC COMPANY BOARDS
•
AboveNet, Inc. (1997 to 2012)

24 | CARNIVAL CORPORATION & PLC 2024 PROXY STATEMENT

Governance and Board Matters
2024 Nominees for Election or Re-Election to the Boards
LAURA WEIL

AGE 67
INDEPENDENT Carnival Corporation Director since 2007
INDEPENDENT Carnival plc Director since 2007
COMMITTEES • Audit • Compensation • Compliance

KEY EXPERIENCE AND QUALIFICATIONS
•
Over 25 years of executive and operational experience with an emphasis on digital transformation and e-commerce strategies at multi-national businesses strengthens our Boards’ oversight of our business and go-to market strategies

•
Gained valuable experience leading transformational technology initiatives in several prior roles, including management of cybersecurity matters, which bolsters our Boards’ ability to understand and address risks and opportunities related to technology and cybersecurity

•
Developed financial acumen during her tenure as an investment banker and senior executive that helps our Boards effectively oversee financial reporting and controls

CAREER HIGHLIGHTS
•
Village Lane Advisory LLC, which specializes in providing executive and strategic consulting services to retailers as well as private equity firms

◦
Founder and Managing Partner (2015 to present)

•
New York & Company, Inc., a women’s apparel and accessories retailer

◦
Executive Vice President and Chief Operating Officer (2012 to 2014)

•
Ashley Stewart LLC, a privately held retailer

◦
Chief Executive Officer (2010 to 2011)

•
Urban Brands, Inc., a privately held apparel retailer

◦
Chief Executive Officer (2009 to 2010)

•
AnnTaylor Stores Corporation, a women’s apparel company

◦
Chief Operating Officer and Senior Executive Vice President (2005 to 2006)

•
American Eagle Outfitters, Inc., a global apparel retailer

◦
Chief Financial Officer and Executive Vice President (1995 to 2005)

OTHER PUBLIC COMPANY BOARDS
•
Global Fashion Group, S.A. (2019 to present)

•
Pearl Holdings Acquisition Corp. (2021 to present)

PRIOR PUBLIC COMPANY BOARDS
•
Christopher & Banks Corporation (2016 to 2019)

CARNIVAL CORPORATION & PLC 2024 PROXY STATEMENT | 25

Governance and Board Matters
2024 Nominees for Election or Re-Election to the Boards
JOSH WEINSTEIN

AGE 49
Carnival Corporation Director since 2022
Carnival plc Director since 2022
COMMITTEES • None

KEY EXPERIENCE AND QUALIFICATIONS
•
Deep understanding of our business, strategic priorities, material risks and the cruise industry from 20-year track record in critical and senior roles with us

•
Direct experience managing major operational functions and leading one of our operating units enable Mr. Weinstein to effectively lead our day-to-day operations and inform our Boards of important developments

•
Developed expertise in global operations, finance, marketing, legal, human capital management and developing business strategy through current and prior roles with us

CAREER HIGHLIGHTS
•
Carnival Corporation & plc

◦
President, CEO and Chief Climate Officer (2022 to present)

◦
Chief Operations Officer (2020 to 2022)

◦
President, Carnival UK (2017 to 2020)

◦
Treasurer (2007 to 2017)

◦
Assistant General Counsel (2003 to 2007)

◦
Associate General Counsel (2002 to 2003)

OTHER PUBLIC COMPANY BOARDS
•
None

26 | CARNIVAL CORPORATION & PLC 2024 PROXY STATEMENT

Governance and Board Matters
2024 Nominees for Election or Re-Election to the Boards
RANDY WEISENBURGER

AGE 65
INDEPENDENT Carnival Corporation Director since 2009
INDEPENDENT Carnival plc Director since 2009
Presiding Director and Senior Independent Director
COMMITTEES • Compensation • Compliance • HESS • N&G

KEY EXPERIENCE AND QUALIFICATIONS
•
Brings substantial executive leadership and global operational skills and a relevant understanding of advertising and marketing to our Boards through his experience at Omnicom and as an executive of several Wasserstein Perella portfolio companies

•
Financial and investing skills and expertise developed at Mile 26 Capital and Omnicom enhance our Boards’ ability to evaluate our operating and strategic performance and oversee financial matters

•
Extensive experience with global regulatory and compliance matters, as well as compensation, talent development and succession planning, gained from leadership of Omnicom which operates numerous individual agencies around the world

CAREER HIGHLIGHTS
•
Mile 26 Capital LLC, a private investment firm

◦
Managing Member (2014 to present)

•
Omnicom Group Inc., a Fortune 250 global advertising, marketing and corporate communications company

◦
Executive Vice President and Chief Financial Officer (1998 to 2014)

•
Wasserstein Perella, a boutique investment bank

◦
Founding member; President and Chief Executive Officer of the firm’s merchant banking subsidiary, Wasserstein & Co. (1988 to 1998)

OTHER PUBLIC COMPANY BOARDS
•
Corsair Gaming, Inc. (2020 to present)

•
MP Materials Corp (2020 to present)

•
Valero Energy Corporation (2011 to present)

CARNIVAL CORPORATION & PLC 2024 PROXY STATEMENT | 27

Governance and Board Matters
Board and Committee Governance
Board and Committee Governance
BOARD MEETINGS

During the year ended November 30, 2023, the Board of Directors of each of Carnival Corporation and Carnival plc held a total of 7 meetings. Each Carnival Corporation Director and each Carnival plc Director attended either telephonically or in person at least 75% of all Carnival Corporation & plc Boards of Directors meetings and applicable Board Committee meetings held during the period that he or she served in fiscal 2023. All Directors then serving attended the 2023 Annual Meetings of Shareholders. As set forth in our Corporate Governance Guidelines, the Boards of Directors expect that all Directors will attend the Annual Meetings of Shareholders.

BOARD LEADERSHIP STRUCTURE

Our Boards of Directors are led by our executive Chair, Mr. Arison. The CEO position is currently separate from the Chair. The Boards maintain the flexibility to determine whether the roles of Chair and CEO should be combined or separated, based on what they believe is in the best interests of Carnival Corporation & plc at a given point in time. We believe that the separation of the Chair and CEO positions is an appropriate corporate governance practice for us at this time, and that having Mr. Arison as our executive Chair enables Carnival Corporation & plc and the Boards to continue to benefit from Mr. Arison’s skills and expertise, including his extensive knowledge of our business.
Our Non-Executive Directors, all of whom are independent, meet privately in executive session at least quarterly. The Presiding Director leads those meetings and also acts as the Senior Independent Director under the UK Corporate Governance Code. In addition, the Presiding Director serves as the principal liaison to the Non-Executive Directors, reviews and approves meeting agendas for the Boards and reviews meeting schedules. Our Non-Executive Directors, acting in executive session, elected Randy Weisenburger as the Presiding Director and Senior Independent Director. Mr. Weisenburger brought to those roles significant board leadership experience, including as the Chair of our Compensation Committees, familiarity with our Board processes and company structures as a seasoned member of several of our Board committees, and extensive skills and experience gained as a senior executive of a large multi-national corporation and a director (current and former) of other public and private companies.
The structure of our Boards facilitates the continued strong communication and coordination between management and the Boards and enables the Boards to fulfill their risk oversight responsibilities, as further described below.

BOARD COMMITTEES

The Boards delegate various responsibilities and authority to different Board Committees. The Board Committees regularly report on their activities and actions to the full Boards. The Board of Directors of each of Carnival Corporation and Carnival plc has established standing Board Committees, which are

28 | CARNIVAL CORPORATION & PLC 2024 PROXY STATEMENT

Governance and Board Matters
Board and Committee Governance
each comprised of the same Directors for each company, as follows:

Audit	HESS
Compensation	Nominating & Governance (“N&G”)
Compliance
Each Board Committee periodically reviews its charter in light of new developments in applicable regulations and may make additional recommendations to the Boards to reflect evolving best practices.
Committee charters are available at:
www.carnivalcorp.com/governance/committee-charters and www.carnivalplc.com/governance/
committee-charters.
Each Board Committee can engage outside experts, advisors and counsel to assist the Board Committee in its work.

As of January 26, 2024, the Board Committee members are as follows:
Carnival Corporation & plc Board Committees
Name	Independent	Audit	Compensation	Compliance	HESS	N&G
Micky Arison
Sir Jonathon Band
Jason Glen Cahilly
Helen Deeble
Jeffrey J. Gearhart
Katie Lahey
Sara Mathew
Stuart Subotnick
Laura Weil
Josh Weinstein
Randy Weisenburger
Committee Chair	Committee Member	Executive Chair	Presiding Director and Senior Independent Director	Audit Committee financial expert
CARNIVAL CORPORATION & PLC 2024 PROXY STATEMENT | 29

Governance and Board Matters
Board and Committee Governance
AUDIT COMMITTEES
MEMBERS
• Laura Weil, Chair • Jason Glen Cahilly • Sara Mathew • Stuart Subotnick

QUALIFICATIONS
•
The Board of Directors of Carnival Corporation has determined that each member of the Audit Committees is both “independent” and an “audit committee financial expert,” as defined by SEC rules.

•
In addition, the Board of Directors of Carnival plc has determined that each member of the Audit Committees is “independent” and had “recent and relevant financial experience” for the purposes of the UK Corporate Governance Code.

•
The Boards determined that each member of the Audit Committees has sufficient knowledge in reading and understanding our financial statements to serve on the Audit Committees.

FY2023 MEETINGS: 8

KEY RESPONSIBILITIES
The Audit Committees assist the Boards in their general oversight of:
•
integrity of our financial statements;

•
performance of our internal audit functions, including fraud investigations, internal controls and process efficiencies;

•
independent auditors’ qualifications, independence and performance; and

•
relevant elements of our risk management programs, including risk management related to financial, information technology, cybersecurity and non-HESS related operational risks, as well as monitoring changes to and compliance with related legal and regulatory requirements.

The Audit Committees are also responsible for the appointment, retention, compensation and oversight of the work of our independent auditor and our independent registered public accounting firm.
FOR ADDITIONAL INFORMATION
The responsibilities and activities of the Audit Committees are described in greater detail in “Report of the Audit Committees” and the Audit Committees’ charter.

COMPENSATION COMMITTEES
MEMBERS
• Randy Weisenburger, Chair • Jason Glen Cahilly • Helen Deeble • Laura Weil
QUALIFICATIONS • The Boards of Directors have determined that each member of the Compensation Committees is independent.

FY2023 MEETINGS: 6

KEY RESPONSIBILITIES
The Compensation Committees have authority for:
•
reviewing and determining salaries, incentive compensation and other matters related to the compensation of our executive officers and executive Directors; and

•
overseeing the administration of our equity incentive plans, including reviewing and granting equity-based grants to our executive officers and other employees, and our employee stock purchase plans.

The Compensation Committees also review and determine various other compensation policies and matters, including:
•
making recommendations to the Boards with respect to the compensation of the Non-Executive (non-employee) Directors, incentive compensation and equity-based plans generally; and

•
oversee assessment of whether there are material risks associated with our employee compensation structure, policies and programs.

FOR ADDITIONAL INFORMATION
For more information on the responsibilities and activities of the Compensation Committees, including the Committees’ processes for determining executive compensation, see “Compensation Discussion and Analysis” and “Executive Compensation” sections and the Compensation Committees’ charter.

30 | CARNIVAL CORPORATION & PLC 2024 PROXY STATEMENT

Governance and Board Matters
Board and Committee Governance
COMPLIANCE COMMITTEES
MEMBERS
• Jeffrey J. Gearhart, Chair • Randy Weisenburger • Sir Jonathon Band • Stuart Subotnick • Laura Weil
QUALIFICATIONS • The Boards of Directors have determined that each member of the Compliance Committees is independent.

FY2023 MEETINGS: 4

KEY RESPONSIBILITIES
The Compliance Committees assist the Boards with oversight of activities that are designed to promote (a) ethical conduct, (b) a high level of integrity, and (c) compliance with all laws, regulations and policies applicable to us.
They receive regular reports from, and provide direction to, the Chief Risk and Compliance Officer with respect to the activities of our Global Ethics and Compliance Department (“Global E&C”).
The Compliance Committees also:
•
oversee risk management related to compliance with applicable laws and regulations, including our compliance monitoring activities supporting a high level of ethics and integrity;

•
provide functional oversight of our Incident Analysis Group (“IAG”) and review the results of any internal or external audits and investigations relating to ethics and compliance matters;

•
review assessment of risks related to data privacy and controls implemented to mitigate such risks;

•
establish and monitor policies and procedures for confidential submission, receipt, retention and treatment of complaints and concerns other than those related to accounting, internal accounting controls and auditing matters; and

•
promote accountability of senior management with respect to ethics and compliance matters.

FOR ADDITIONAL INFORMATION
For more information on the responsibilities and activities of the Compliance Committees, see the Compliance Committees’ charter.

CARNIVAL CORPORATION & PLC 2024 PROXY STATEMENT | 31

Governance and Board Matters
Board and Committee Governance
HESS COMMITTEES
MEMBERS
• Sir Jonathon Band, Chair • Helen Deeble • Jeffrey J. Gearhart • Katie Lahey • Randy Weisenburger
QUALIFICATIONS • The Boards of Directors have determined that each member of the HESS Committees is independent.

FY2023 MEETINGS: 4

KEY RESPONSIBILITIES
The HESS Committees supervise and monitor HESS and sustainability policies, programs, initiatives at sea and onshore, and compliance with HESS and sustainability-related legal and regulatory requirements.
The HESS Committees also:
•
review and recommend HESS and sustainability policies, procedures, practices and training, and oversee compliance with such policies, procedures and practices;

•
review and recommend appropriate policies, procedures, practices and training relative to sustainability reporting; and

•
oversee risk management related to significant HESS and sustainability risks or exposures as well as monitoring changes to and compliance with related legal and regulatory requirements.

FOR ADDITIONAL INFORMATION
For more information on the responsibilities and activities of the HESS Committees, see the HESS Committees’ charter.

N&G (NOMINATING & GOVERNANCE) COMMITTEES
MEMBERS
• Stuart Subotnick, Chair • Sir Jonathon Band • Katie Lahey • Randy Weisenburger
QUALIFICATIONS • The Boards of Directors have determined that each member of the Nominating & Governance Committees is independent.

FY2023 MEETINGS: 4

KEY RESPONSIBILITIES
The N&G Committees:
•
assist the Boards by identifying individuals qualified to become Board members and recommend nominees for appointment and/or election to the Boards;

•
recommend to the Boards Director nominees for each committee;

•
make recommendations to the Boards regarding the size and composition of the Boards and their Committees;

•
review and assess the effectiveness of our Corporate Governance Guidelines, including compliance with our overboarding policy;

•
exercise oversight of the evaluation of the Boards, their Committees and individual Directors;

•
maintain orientation programs for new Directors and continuing education programs for all Directors; and

•
engage in succession planning for the Boards and Chief Executive Officer;

FOR ADDITIONAL INFORMATION
For more information on the responsibilities and activities of the N&G Committees, see “Nominations of Directors” and “Procedures Regarding Director Candidates Recommended by Shareholders” sections and the N&G Committees’ charter.
Additional information with respect to Carnival plc’s corporate governance practices during fiscal 2023 is included in the Carnival plc Corporate Governance Report attached as Annex C to this Proxy Statement.

32 | CARNIVAL CORPORATION & PLC 2024 PROXY STATEMENT

Governance and Board Matters
Board and Committee Governance
BOARD AND COMMITTEE INDEPENDENCE

Under New York Stock Exchange and UK Corporate Governance Code standards of independence for Directors, the Boards must determine that a Director does not have any material relationship with Carnival Corporation & plc or its subsidiaries (either directly or as a partner, shareholder or officer of an organization that has a relationship with Carnival Corporation & plc) and meets certain bright-line tests. Following an assessment of the Directors’ independence, including a review of their independence questionnaires, the Boards of Directors have determined that each of the following is an “independent” Director in accordance with the New York Stock Exchange and the UK Corporate Governance Code standards of independence for Directors and that all members of the Audit Committees and Compensation Committees meet the heightened independence criteria applicable to Directors serving on those Committees under SEC rules and New York Stock Exchange listing standards and the UK Corporate Governance Code:
In addition, the Boards previously determined that Richard J. Glasier and Sir John Parker were independent while they served on the Boards during fiscal year 2023. Accordingly, a majority of the Directors of each company, all of our Non-Executive Directors and all of the members of the Audit, Compensation, Compliance, HESS and N&G Committees of each company are independent (as defined by the New York Stock Exchange listing standards, SEC rules and the UK Corporate Governance Code).

RISK OVERSIGHT

Our Boards have the overall responsibility for determining the strategic direction of our business and have established a framework to manage risk and determine the nature and extent of the principal and emerging risks acceptable to our business. Our framework is designed to identify and manage, rather than eliminate, risk to the achievement of our strategic objectives. The Boards, through their Committees and executive management, have carried out a robust assessment of our principal and emerging risks, including to ensure that they are effectively managed and/or mitigated.
Risk management is embedded in all areas of our business and is reflected across our policies and procedures. Our risk management framework includes an organization wide, multi-layered approach and consists of the Boards of Directors, their Committees, Risk Advisory and Assurance Services (“RAAS”), Global E&C and executive management.
Our Boards leverage their Committees to oversee our risk management activities as described in more detail below. Each area of our business reports via executive management to these Committees.

CARNIVAL CORPORATION & PLC 2024 PROXY STATEMENT | 33

Governance and Board Matters
Board and Committee Governance
AUDIT COMMITTEES
•
Monitor the adequacy of our internal controls, including financial, operational and compliance controls and information systems controls and security.

•
Oversee management’s risk assessment processes to identify principal and emerging risks, including financial, IT, cybersecurity and non-HESS operational risks as well as monitor changes to and compliance with related legal and regulatory requirements.

•
Review and make recommendations arising from management reports on the effectiveness of internal controls and risk management systems.

•
Review audit coverage and, the audit plan for the upcoming year, the results of the RAAS audits and testing carried out by the independent auditors.

•
Review the risk factors included in our external reporting.

•
Review the independence and performance of the independent auditors.

•
Oversee hotline concerns relating to audit or accounting matters.

COMPENSATION COMMITTEES
•
Oversee risk associated with our executive officer, non-executive Director and employee compensation structure, policies and programs.

•
Review and approve corporate goals and objectives relevant to CEO compensation.

•
Oversee compliance with the Clawback Policy, clawback provisions and the stock ownership policy applicable to Executive Officers and Directors.

COMPLIANCE COMMITTEES
•
Oversee risk management related to compliance with applicable laws and regulations, including our compliance monitoring activities supporting a high level of ethics and integrity.

•
Oversee risk management activities of Global E&C and provide functional oversight of IAG.

•
Oversee compliance with our Code of Business Conduct and Ethics and the Business Partner Code of Conduct and Ethics and review with the Chief

Risk & Compliance Officer the results of Global E&C compliance risk assessments.
•
Chairs of Audit and HESS Committees are members of Compliance Committees to promote alignment and coordination across these Committees.

•
Review with the Chief Risk & Compliance Officer the results of Global E&C’s assessment of risks related to general compliance, including anti-bribery or anti-corruption, data privacy and third-party risk management, as well as controls implemented to monitor and mitigate such risks.

•
Review results of business ethics disclosures, mitigation and related monitoring as well as all significant allegations of misconduct involving senior executives or board members.

•
Oversee the hotline for reporting concerns.

HESS COMMITTEES
•
Oversee management’s processes to identify principal and emerging HESS and sustainability-related risks, including those related to ship operations and cybersecurity, RAAS HESS audits, IAG and external investigations into significant ship incidents, and HESS related hotline complaints, and assess the steps management has taken to minimize such risks.

•
Review compliance with laws and regulations regarding HESS and sustainability and material legal or other proceedings relating to HESS.

•
Review and recommend policies, procedures, practices and training relative to HESS and sustainability and oversee monitoring and enforcement of HESS policies and procedures.

N&G COMMITTEES
Oversees risks associated with Board processes and corporate governance, including:
•
Board structure,

•
Board and committee appointments and nominations,

•
Board effectiveness and performance evaluations,

•
succession planning, and

•
continuing education for Directors.

34 | CARNIVAL CORPORATION & PLC 2024 PROXY STATEMENT

Governance and Board Matters
Board and Committee Governance
COMPENSATION RISK ASSESSMENT

Carnival Corporation & plc’s management, in conjunction with the Compensation Committees’ independent compensation consultant, Frederic W. Cook & Co., Inc. (“FW Cook”), conducted a thorough review of our compensation programs, including those programs in which our Named Executive Officers participate, to determine if aspects of those programs contribute to excessive risk-taking. Based on the findings from this review and the annual reassessment, the Compensation Committees concluded that our compensation policies and practices do not encourage excessive risk-taking and do not create risks that are reasonably likely to have a material adverse effect on Carnival Corporation & plc.
To reach this conclusion, key elements of our compensation programs were assessed to determine if they exhibited excessive risk. These elements included:
•
pay mix (cash vs. equity) and pay structure (short vs. long-term focus);

•
performance metrics;

•
performance goals and ranges;

•
the degree of leverage;

•
incentive maximums;

•
payment timing;

•
incentive adjustments;

•
use of discretion; and

•
stock ownership requirements.

Our assessment reinforced the Compensation Committees’ belief that our compensation programs are not contributing to excessive risk-taking, but instead contain many features and elements that help to mitigate risk.
For example:
PAY STRUCTURE. Our compensation programs for our Named Executive Officers emphasize both short- and long-term performance through our annual bonus program (delivered in cash) and through the delivery of long-term incentives (equity), which reflects a balanced approach (approximately 48% through base salary and bonus and 52% in long-term equity grants). The mix of our pay program is intended to motivate management to consider the impact of decisions on shareholders and other stakeholders in the short, intermediate and long-term.
INCENTIVE LIMITS. Bonuses cannot exceed 200% of target levels.

LONG-TERM SHARE INCENTIVE GRANTS. The annual long-term share incentive programs for fiscal 2023 were approved in the form of restricted stock units and performance restricted stock units to strengthen alignment with shareholder interests, to align with business strategy and promote retention and leadership stability.

PERFORMANCE MEASUREMENT. For Named Executive Officers, the performance measurement used when determining their annual bonus is based on the performance of Carnival Corporation & plc with reference to quantitative metrics, focused on Adjusted Operating Income and environmental, safety, security and sustainability initiatives.

STOCK OWNERSHIP POLICY. All senior executives who are designated as reporting officers under Section 16 of the Exchange Act are subject to a stock ownership policy which specifies target ownership levels of Carnival Corporation and Carnival plc shares in terms of the value of the equity holdings as a multiple of each officer’s base salary.

CLAWBACK POLICY. We have an NYSE 303A.14-compliant clawback policy which provides that we will reasonably promptly recover the amount of erroneously granted or paid incentive-based compensation from the covered executives in the event Carnival Corporation & plc is required to restate its financials due to material non-compliance with any financial reporting requirement under the U.S. federal securities laws. In addition, the Carnival Corporation 2020 Stock Plan (which was approved by shareholders in 2020), the Carnival plc 2024 Share Plan (which is being proposed for approval at the 2024 Annual Meetings of Shareholders) and the Management Incentive Plan used to determine annual bonuses contain clawback provisions,

CARNIVAL CORPORATION & PLC 2024 PROXY STATEMENT | 35

Governance and Board Matters
Board and Committee Governance
which authorize us to recover incentive-based compensation granted to Executive Officers as well as non-executives under those plans in the event Carnival Corporation & plc is required to restate their financial statements due to fraud or misconduct.

CORPORATE GOVERNANCE GUIDELINES

Our Corporate Governance Guidelines address various governance issues and principles, including:
•
Director qualifications and responsibilities;

•
access to management personnel;

•
Director compensation;

•
Director orientation and continuing education;

•
overboarding policy; and

•
annual performance evaluations of the Boards, their Committees and individual Directors.

Our Corporate Governance Guidelines are posted on our website at www.carnivalcorp.com and www.carnivalplc.com.

CEO AND EXECUTIVE MANAGEMENT SUCCESSION PLANNING

Our Boards believe that planning for the succession of our CEO and other executive management positions is an important function. In line with our strategy, our global, multi-brand structure enhances our succession planning process and enables us to develop a diverse pipeline of highly capable leaders across brands. At the corporate level, a highly-skilled management team oversees a collection of cruise brands. We continually strive to foster the professional development of executive management and team members. As a result, Carnival Corporation & plc has developed a very experienced and strong group of leaders, with their performance subject to ongoing monitoring and evaluation, as potential successors to our senior management, including our CEO.
The Boards and the N&G Committees are responsible for effective succession planning, including emergency succession planning, and overseeing a diverse pipeline for succession. The independent Non-Executive Directors meet with our Chair and our CEO (both together and individually) at least annually to plan for the long-term succession of our CEO, including plans in the event of an emergency. During those sessions, each of our Chair and our CEO discusses his recommendations of potential successors, along with an evaluation and review of any development plans for such individuals. As provided in our Corporate Governance Guidelines, the N&G Committees will, when appropriate, make recommendations to the Boards with respect to potential successors to our CEO. All members of the Boards will work with the N&G Committees to see that qualified candidates are available and that development plans are being utilized to strengthen the skills and qualifications of the internal candidates. When assessing the qualifications of potential successors to our CEO, the Boards and the N&G Committees will take into account our business strategy as well as any other criteria they believe are relevant.
The Boards, in conjunction with our Chair of the Boards and our CEO, oversee succession planning with respect to the executive officers and other members of senior management as they determine from time to time. Our Boards discuss plans for the succession to executive management positions in executive sessions, with appropriate input from our executive management.

PROCEDURES REGARDING DIRECTOR CANDIDATES RECOMMENDED BY SHAREHOLDERS

The N&G Committees will consider shareholder recommendations of qualified Director nominees when such recommendations are submitted in accordance with the procedures below. In order to recommend a candidate for consideration by the N&G Committees for election at the 2025 Annual Meetings of Shareholders, a shareholder must provide the same information as is required for shareholders

36 | CARNIVAL CORPORATION & PLC 2024 PROXY STATEMENT

Governance and Board Matters
Board and Committee Governance
to submit Director nominations under the advance notice provision set forth in Carnival Corporation’s By-laws. Specifically, any such recommendation must include, in addition to any other informational requirements specifically set forth in Carnival Corporation’s and Carnival plc’s governing documents:
•
the name and address of the candidate;

•
a brief biographical description, including his or her occupation and service on Boards of Directors of any public company or registered investment company for at least the last five years;

•
a statement of the particular experience, qualifications, attributes or skills of the candidate, taking into account the qualification requirements set forth above; and

•
the candidate’s signed consent to serve as a Director if elected and to be named in the Proxy Statement.

Once we receive the recommendation, we may deliver to the candidate a questionnaire that requests additional information about the candidate’s independence, qualifications and other matters that would assist the N&G Committees in evaluating the candidate, as well as certain information that must be disclosed about the candidate in our Proxy Statement or other regulatory filings, if nominated. Candidates must complete and return the questionnaire within the time frame provided to be considered for nomination by the N&G Committees at the Annual Meetings of Shareholders. For our 2025 Annual Meetings of Shareholders, the N&G Committees will consider recommendations received by our Company Secretary at our headquarters no later than September 1, 2024.

COMMUNICATIONS BETWEEN SHAREHOLDERS OR INTERESTED PARTIES AND THE BOARDS

Shareholders or interested parties who wish to communicate with the Boards, the Presiding Director, the Non-Executive Directors as a group or any individual Director should address their communications to:
Carnival Corporation & plc Attention: Company Secretary 3655 N.W. 87th Avenue Miami, Florida 33178-2428 United States
The Company Secretary will maintain a log of all such communications, promptly forward to the Presiding Director those which the Company Secretary believes require immediate attention, and also periodically provide the Presiding Director with a summary of all such communications and any responsive actions taken. The Presiding Director will notify the Boards or our Chairs of the relevant Board Committees as to those matters that he believes are appropriate for further action or discussion.

CODE OF BUSINESS CONDUCT AND ETHICS

Carnival Corporation and Carnival plc’s Code of Business Conduct and Ethics applies to all employees and members of the Boards of Carnival Corporation and Carnival plc and provides guiding principles on areas such as identifying and resolving conflicts of interest. Our Code of Business Conduct and Ethics is posted on our website at www.carnivalcorp.com and www.carnivalplc.com.

CARNIVAL CORPORATION & PLC 2024 PROXY STATEMENT | 37

Governance and Board Matters
Non-Executive Director Compensation
Non-Executive Director Compensation

Annual Compensation

Additional Annual Cash Retainers ($)
Presiding Director	25,000
Chair of a Board Committee	30,000

During fiscal 2023, our Non-Executive Directors were entitled to receive an annual cash retainer of $110,000 per year, equity incentive compensation, as further described below, and reimbursement for travel, meals and accommodation expenses attendant to their Board membership. We do not provide retirement or other benefits to our Non-Executive Directors. We reimburse Directors for travel expenses incurred for spouses or partners when we request that they attend a special event. Any amount reimbursed for spousal or partner travel is reported below in the “Director Compensation for Fiscal 2023” table. For fiscal 2023, the Presiding Director received an additional retainer of $25,000 per annum. In addition, each Non-Executive Director who served as Chair of a Board Committee received an additional $30,000 as compensation for such service on each Board Committee.
Board members who are employed by us do not receive additional compensation for their services as a member of the Boards of Directors.
The Boards of Directors are committed to attracting and retaining a highly diverse, experienced and capable group of Non-Executive Directors. To that end, the Compensation Committees review non-executive director pay levels and compensation practices of certain other publicly-listed companies on an annual basis with the assistance of their Compensation consultant to ensure our Non-Executive Director compensation program is competitive. Non-Executive Directors receive payment of their earned retainer in quarterly installments. Annual retainers are prorated so that adjustments can be made during the year. Unearned portions of cash retainers are forfeited upon termination of service.
Non-Executive Directors receive annual restricted share grants under the Carnival Corporation 2020 Stock Plan. In April 2023, each Non-Executive Director received a restricted share grant with a grant date fair value equal to approximately $175,000. As a result, a grant of 18,656 Carnival Corporation restricted shares was made to each Non-Executive Director elected or re-elected on April 21, 2023 based on the closing price of a Carnival Corporation share on that date of $9.38.
The 2023 annual restricted share grants under the Carnival Corporation 2020 Stock Plan are released from restriction in April 2026 (and are not forfeitable provided the Director has served at least a full year). Restricted shares granted have the same rights with respect to dividends and other distributions as all other outstanding shares of Carnival Corporation common stock. Generally, Non-Executive Directors will receive their annual grants initially upon their appointment or election to the Boards and subsequently at the time of their election or annual re-election to the Boards.
During fiscal 2023, the Compensation Committees undertook a review of Non-Executive Director pay that included benchmarking against the peer group companies. Following this review, the Compensation Committees recommended certain appropriate changes to more closely align our Non-Executive Director compensation with competitive market data and trends. In October 2023, the Boards of Directors approved the following changes to Non-Executive Director pay structure with effect from April 2024, with all Non-Executive Directors abstaining from the vote:

38 | CARNIVAL CORPORATION & PLC 2024 PROXY STATEMENT

Governance and Board Matters
Non-Executive Director Compensation
Director Pay Element	2023 – 24 ($)	Effective April 2024 ($)
Annual Cash Retainer	110,000	110,000
Committees Member Retainer	N/A	10,000
Committees Chair Retainer	30,000	30,000
Presiding Director & Senior Independent Director Retainer	25,000	50,000
Annual Equity Retainer	175,000	195,000
DIRECTOR COMPENSATION FOR FISCAL 2023

The following table details the total compensation earned by our Directors in fiscal 2023, other than Mr. Weinstein, who is a Named Executive Officer. Mr. Weinstein’s compensation is reflected in the “Summary Compensation Table,” which follows the
“Compensation Discussion and Analysis” section. Board members who are employed by us do not receive additional compensation for their services as members of the Boards of Directors.

Name	Fees Earned or Paid in Cash ($)	Stock Grants(1)(2) ($)	All Other Compensation(3) ($)	Total ($)
Micky Arison(4)	―	―	106,567	106,567
Sir Jonathon Band	140,000	174,993	―	314,993
Jason Glen Cahilly	110,000	174,993	―	284,993
Helen Deeble	110,000	174,993	―	284,993
Jeffrey J. Gearhart	132,500	174,993	―	307,493
Richard J. Glasier(5)	62,500	0	―	62,500
Katie Lahey	110,000	174,993	―	284,993
Sara Mathew	110,000	174,993	―	284,993
Sir John Parker(5)	55,000	0	―	55,000
Stuart Subotnick	140,000	174,993	―	314,993
Laura Weil	132,500	174,993	―	307,493
Randy Weisenburger	172,500	174,993	―	347,493

(1)
Represents the grant date fair value, assuming no risk of forfeiture, of the grants of Carnival Corporation restricted shares made in fiscal 2023, calculated in accordance with Accounting Standards Codification Topic 718, “Stock Compensation” (“ASC 718”). In April 2023, each of the Non-Executive Directors (other than Messrs. Glasier and Parker who retired from the Boards in April 2023) received a grant of 18,656 restricted shares based on the closing price of a share on April 21, 2023, the day they were re-elected, of $9.38. The restrictions on the shares granted in 2023 lapse on April 21, 2026. The restrictions on the shares granted to Non-Executive Directors also lapse upon the death or disability of the Director and are not forfeited if a Director ceases to be a Director for any other reason after having served as a Director for at least one year. All of the Non-Executive Directors who received grants served for all of fiscal 2023.

(2)
None of the Directors hold stock options. The aggregate number of Carnival Corporation and Carnival plc restricted shares held at November 30, 2023 were as follows:

CARNIVAL CORPORATION & PLC 2024 PROXY STATEMENT | 39

Governance and Board Matters
Non-Executive Director Compensation
Name	Unvested Restricted Shares (#)
Micky Arison	0
Sir Jonathon Band	35,001
Jason Glen Cahilly	35,001
Helen Deeble	35,001
Jeffrey J. Gearhart	35,001
Richard J. Glasier(5)	16,345
Katie Lahey	35,001
Sara Mathew	25,802
Sir John Parker(5)	16,345
Stuart Subotnick	35,001
Laura Weil	35,001
Randy Weisenburger	35,001

(3)
Benefits provided to Mr. Arison include private medical health insurance costs ($40,608), driver and security ($29,113), automobile lease or allowance ($19,476), automobile repair and expenses ($11,741), payments to cover premiums on certain benefits and associated tax gross up ($3,644) and the following other benefits ($1,985): accidental death or dismemberment, disability and life insurance premiums. The total value of benefits was less than $10,000 for each non-Executive Director.

(4)
Represents compensation for Mr. Arison’s service as executive Chair.

(5)
Messrs. Glasier and Parker retired from the Boards in April 2023.

NON-EXECUTIVE DIRECTOR POLICIES

The following policies also apply to our Non-Executive Directors:
•
STOCK OWNERSHIP POLICY. The stock ownership policy for Non-Executive Directors provides that all Non-Executive Directors are required to own shares (inclusive of unvested restricted shares, restricted stock units (“RSUs”) and shares in a trust beneficially owned by a Director) of either Carnival Corporation common stock or Carnival plc ordinary shares with a value equal to five times the cash retainer. New Directors must achieve this requirement no later than five years from the date of their initial appointment or election to the Boards by the shareholders. The stock ownership policy for Non-Executive Directors provides that a Non-Executive Director will be deemed to be in compliance with the ownership requirements if the decline in the Carnival Corporation or Carnival plc share price results in the Non-Executive Director falling below the applicable ownership level, provided that they were in compliance prior to the share price movement and do not sell or transfer ownership of any such shares until after the ownership target has again been achieved, unless otherwise approved by the Boards of Directors. Each of the Non-Executive Directors who served in fiscal 2023 was in compliance with this Board-mandated requirement.
•
PRODUCT FAMILIARIZATION. All Non-Executive Directors are encouraged to take cruises for purposes of product familiarization. Non-Executive Directors pay a fare of $70 per person per day for the first 14 days per year of any such cruises (or $150 per day in the case of Seabourn), and pay a fare of $200 per person per day for the next 30 days per year of any such cruises, plus taxes, fees and port expenses in each case. Beyond the first 44 days per year, Non-Executive Directors are eligible for smaller discounts. All other charges associated with a cruise (e.g., air, ground transfers, gratuities, tours and fuel supplements, if any) are the responsibility of the Non-Executive Director.

40 | CARNIVAL CORPORATION & PLC 2024 PROXY STATEMENT

Governance and Board Matters
Related Person Transactions
CARNIVAL PLC NON-EXECUTIVE DIRECTOR COMPENSATION

Additional information with respect to Carnival plc’s compensation and reimbursement practices during fiscal 2023 for Non-Executive Directors is included in
Part II of the Carnival plc Directors’ Remuneration Report, which is attached as Annex B to this Proxy Statement.

Related Person Transactions
REVIEW AND APPROVAL OF TRANSACTIONS WITH RELATED PERSONS

Consistent with our written policies and procedures, it is our practice to review all relationships and transactions in which Carnival Corporation or Carnival plc is a participant and in which our Directors, nominees and executive officers and their immediate family members and any five percent beneficial holders have an interest in order to determine whether such related persons have a direct or indirect material interest. Our Legal and Global Accounting and Reporting Services Departments are primarily responsible for the development and implementation of processes and controls to obtain information from the Directors, nominees and executive officers with respect to related person transactions and for then determining, based on the facts and circumstances, whether a related person has a direct or indirect material interest in the transaction. As required under SEC rules, transactions exceeding $120,000 in which Carnival Corporation & plc was or is to be a participant and a related person had or will have a direct or indirect material interest are disclosed in this Proxy Statement. The Directors are also mindful of their obligations under the Companies Act, the Listing Rules and Disclosure Guidance and Transparency Rules of the UK Financial Conduct Authority (the “FCA”) with respect to related parties transactions.
In addition, in accordance with our Schedule of Matters Reserved to the Boards and their Committees for their Decision, the Boards review and approve or ratify any related person transaction with an aggregate value in excess of $100,000 in which a Director, an executive officer, or any of their immediate family members, has a direct or indirect material interest.
In the course of their review and approval or ratification of a related person transaction, the Boards may consider factors as follows:
•
the nature of the related person’s interest in the transaction;

•
the material terms of the transaction, including, without limitation, the amount and type of transaction;

•
the importance of the transaction to the related person;

•
the importance of the transaction to Carnival Corporation & plc;

•
whether the transaction would impair the judgment of a Director or executive officer to act in our best interest; and

•
any other matters the Boards deem appropriate.

Any member of the Boards who is a related person with respect to a transaction under review may not participate in the deliberations or vote respecting approval or ratification of the transaction, provided, however, that such Director may be counted in determining the presence of a quorum at a meeting of the Board that considers the transaction.

TRANSACTIONS WITH RELATED PERSONS

TRANSACTIONS WITH MICKY ARISON
Micky Arison, our Chair, is also the Chair, President and the indirect majority shareholder of FBA II, Inc., the general partner of Miami Heat Limited Partnership (“MHLP”), the owner of the Miami Heat, a professional basketball team. He is also the indirect shareholder of Basketball Properties, Inc., the general partner of Basketball Properties, Ltd. (“BPL”), which is the manager and operator of the Kaseya Center. In

CARNIVAL CORPORATION & PLC 2024 PROXY STATEMENT | 41

Governance and Board Matters
Related Person Transactions
July 2021, Carnival Cruise Line entered into an amendment of the advertising and promotion agreement between Carnival Cruise Line, MHLP and BPL which extended the terms of the agreement through 2025. In October 2023, Carnival Cruise Line, MHLP and BPL executed an amendment to the advertising and promotion agreement which granted Carnival Cruise Line the right to feature a logo patch on Miami Heat player jerseys for one year for an additional $2 million. Pursuant to this agreement, as amended, Carnival Cruise Line paid $2,127,000 during fiscal 2023.
In August 2015, Carnival Corporation entered into a nonexclusive Aircraft Lease Agreement with an owner trustee under a trust agreement with Ad Astra I, LLC (the “Lease Agreement”); and in August 2020, Carnival Corporation entered into a Services Agreement with Nickel Cayman Management, LLC (the “Services Agreement” and together with the Lease Agreement, the “Aircraft Agreements”). In March 2021, the Lease Agreement and the Services Agreement were amended to adjust the rental rate and aircraft management fee to account for substantially all flight department overhead being borne by Nickel Cayman Management, LLC following Carnival Corporation’s disposal of its own aircraft in December 2020.
Under the terms of the amended Lease Agreement, Carnival Corporation leases an aircraft beneficially owned by Ad Astra I, LLC from time-to-time in exchange for an hourly rent of $7,920 plus applicable taxes, which is based on market charter rates for similar aircraft as adjusted for costs of operations borne by Carnival Corporation (i.e., fuel and line maintenance during its operation of the aircraft) and hourly service plan expenses.
Under the terms of the amended Services Agreement, Carnival Corporation provides aircraft management services to Nickel Cayman Management, LLC with respect to the aircraft, including overseeing its operation, maintenance and staffing, and is paid an annual fee of $162,000 (which is based on market rates for similar arrangements) (the “Service Fee”). In addition, Carnival Corporation is reimbursed for operating, maintenance and personnel costs and related third party costs incurred in connection with the services (“Service Costs”). The terms of the Aircraft Agreements are for one year and they renew automatically for one-year periods, unless terminated sooner by either party upon 30 days’ written notice.
During fiscal 2023, Carnival Corporation was billed by Ad Astra I, LLC for $480,000 under the Lease Agreement (which was paid in December 2023), and Nickel Cayman Management, LLC paid Carnival Corporation $162,000 as the Service Fee and reimbursed Carnival Corporation $3,295,000 for the Service Costs.
Each of Ad Astra I, LLC and Nickel Cayman Management, LLC are companies directly or indirectly controlled by a trust of which Mr. Arison is a beneficiary. As one of the beneficiaries of the trust, Mr. Arison benefits from payments to Ad Astra I, LLC under the Lease Agreement in whole or in part. Mr. Arison is also an officer of Nickel Cayman Management, LLC.
The Boards have reviewed and approved or ratified these transactions.

42 | CARNIVAL CORPORATION & PLC 2024 PROXY STATEMENT

Share Ownership
Share Ownership of Certain Beneficial Owners and Management
DIRECTORS AND EXECUTIVE OFFICERS

Set forth below is information concerning the share ownership as of January 11, 2024 of:
•
each of our Directors and Director nominees;

•
each individual named in the “Summary Compensation Table” which appears elsewhere in this Proxy Statement; and

•
all Directors and executive officers as a group.

The number of shares beneficially owned by each entity, person, Director, Director nominee or executive officer is determined under SEC rules, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and also any shares that the individual would have the right to acquire as of March 11, 2024 (being 60 days after January 11, 2024) through the vesting of RSUs.

Name and Address of Beneficial Owners or Identity of Group(1)	Amount and Nature of Beneficial Ownership of Carnival Corporation Common Stock*	Percentage of Carnival Corporation Common Stock (%)	Amount and Nature of Beneficial Ownership of Carnival plc Ordinary Shares	Percentage of Carnival plc Ordinary Shares (%)	Percentage of Combined Voting Power** (%)
Micky Arison	121,136,034(2)(3)	10.8	0	―	9.6
Sir Jonathon Band	71,148	***	0	―	***
David Bernstein	188,015(4)	***	0	―	***
William Burke	65,785(4)	***	0	―	***
Jason Glen Cahilly	57,247	***	0	―	***
Nelda J. Connors	0	―	0	―	***
Helen Deeble	59,956	***	0	―	***
Bettina Deynes	20,908(4)	***	0	―	***
Jeffrey J. Gearhart	49,510	***	0	―	***
Katie Lahey	54,498	***	0	―	***
Sara Mathew	25,802	***	0	―	***
Enrique Miguez	65,804(4)	***	0	―	***
Stuart Subotnick	102,067	***	0	―	***
Michael Thamm	0	―	149,602	***	***
Laura Weil	101,264	***	0	―	***
Josh Weinstein	227,413(4)	***	0	―	***
Randy Weisenburger	1,339,606(5)	***	0	―	***
All Directors and executive officers as a group (15 persons)	123,565,058	11.0	149,602	***	9.8

*
As part of the establishment of the DLC arrangement, Carnival plc issued a special voting share to Carnival Corporation, which transferred such share to the trustee of the P&O Princess Special Voting Trust (the “Trust”), a trust established under the laws of the Cayman Islands. Trust shares of beneficial interest in the Trust were transferred to Carnival Corporation. The trust shares represent a beneficial interest in the Carnival plc special voting share. Immediately following the transfer, Carnival Corporation

CARNIVAL CORPORATION & PLC 2024 PROXY STATEMENT | 43

Share Ownership
Share Ownership of Certain Beneficial Owners and Management
distributed such trust shares by way of a dividend to holders of shares of Carnival Corporation common stock. Under a pairing agreement, the trust shares of beneficial interest in the Trust are paired with, and evidenced by, certificates representing shares of Carnival Corporation common stock on a one-for-one basis. In addition, under the pairing agreement, when a share of Carnival Corporation common stock is issued to a person after the implementation of the DLC arrangement, a paired trust share will be issued at the same time to such person. Each share of Carnival Corporation common stock and the paired trust share may not be transferred separately. The Carnival Corporation common stock and the trust shares (including the beneficial interest in the Carnival plc special voting share) are listed and trade together on the New York Stock Exchange under the ticker symbol “CCL.” Accordingly, each holder of Carnival Corporation common stock is also deemed to be the beneficial owner of an equivalent number of trust shares.
**
As a result of the DLC arrangement, on most matters that affect all of the shareholders of Carnival Corporation and Carnival plc, the shareholders of both companies effectively vote together as a single decision-making body. Combined voting is accomplished through the special voting shares that have been issued by each company.

***
Less than one percent.

(1)
The address of each individual is 3655 N.W. 87 Avenue, Miami, Florida 33178.

(2)
Mr. Arison is a member of the Arison Group (defined below), which has filed a joint statement on Schedule 13D with respect to the shares of Carnival Corporation common stock held by such persons. Each member of the Arison Group may be deemed to own the shares of common stock held by all other members of the Arison Group. For information on the share ownership of other members of the Arison Group, see “Principal Owners” table below.

(3)
Includes (i) 4,934,166 shares of common stock held by the various Arison family trusts, (ii) 80,736,445 shares of common stock held by MA 1994 B Shares, L.P. and (iii) 35,465,423 shares of common stock held by the Artsfare 2023-05 Trust No. 2 by virtue of the authority granted to Mr. Arison under the last will of Ted Arison. Mr. Arison does not have an economic interest in the shares of common stock held by Artsfare 2023-05 Trust No. 2.

(4)
Includes time-based restricted stock units (“TBS”) granted in 2021 and 2023 and fiscal 2022 Management Incentive Plan-tied restricted stock units (“MTE”) and performance-based restricted stock units (“PBS”) granted in February 2023, scheduled to be released on January 19, 2024 (2021 TBS) and February 15, 2024 (for all other grants vesting in 2024).

(5)
Includes 961,238 shares held by Mile 26 Capital LLC.

PRINCIPAL OWNERS

Set forth below is information concerning the share ownership of as of January 11, 2024:
•
all persons known by us to be the beneficial owners of more than 5% of the 1,119,564,457 shares of Carnival Corporation common stock and trust shares of beneficial interest in the P&O Princess Special Voting Trust outstanding; and

•
all persons known by us to be the beneficial owners of more than 5% of the 217,396,246 ordinary shares issued by Carnival plc, less 42,876,272 ordinary shares which are directly or indirectly owned by Carnival Corporation and 30,566,742 ordinary shares held in treasury, both of which have no voting rights.

Micky Arison, Chair of the Board of each of Carnival Corporation and Carnival plc, certain other members of the Arison family and trusts for their benefit (collectively, the “Arison Group”), beneficially own shares representing approximately 10.8% of the voting power of Carnival Corporation and approximately 9.6% of the combined voting power of Carnival Corporation & plc and have informed us that they intend to cause all such shares to be voted in favor of Proposals 1 through 21. The table below begins with the ownership of the Arison Group.

44 | CARNIVAL CORPORATION & PLC 2024 PROXY STATEMENT

Share Ownership
Share Ownership of Certain Beneficial Owners and Management
Name and Address of Beneficial Owners or Identity of Group	Amount and Nature of Beneficial Ownership of Carnival Corporation Common Stock*	Percentage of Carnival Corporation Common Stock (%)	Amount and Nature of Beneficial Ownership of Carnival plc Ordinary Shares	Percentage of Carnival plc Ordinary Shares (%)	Percentage of Combined Voting Power** (%)
MA 1994 B Shares, L.P. 1201 North Market Street Wilmington, DE 19899	80,736,445(1)(2)	7.2	0	―	6.4
MA 1994 B Shares, Inc. 1201 North Market Street Wilmington, DE 19899	80,736,445(1)(2)	7.2	0	―	6.4
Artsfare 2023-05 Trust No. 2 c/o Bessemer Trust Company of Delaware, N.A. 20 Montchanin Road Suite 1500, Wilmington, Delaware 19807	35,465,423(1)(3)	3.2	0	―	2.8
Verus Protector, LLC Two Alhambra Plaza Suite 1040 Coral Gables, FL 33134	35,465,423(1)(3)	3.2	0	―	2.8
Richard L. Kohan Two Alhambra Plaza Suite 1040 Coral Gables, FL 33134	121,138,034(1)(4)	10.8	0	―	9.6
KLR, LLC Two Alhambra Plaza Suite 1040 Coral Gables, FL 33134	82,419,457(1)(5)	7.4	0	―	6.5
Nickel 2015-94 B Trust 1313 North Market Street Suite 5300 Wilmington, DE 19801	80,736,445(1)(2)	7.2	0	―	6.4
Bessemer Trust Company of Delaware, N.A. 20 Montchanin Road Suite 1500, Wilmington, Delaware 19807	35,465,423(1)(6)	3.2	0	―	2.8
Aristeia Capital, L.L.C. One Greenwich Plaza Greenwich, CT 06830	0	―	11,275,692(7)	7.8	***
Barclays PLC 1 Churchill Place London, E14 5HP United Kingdom	0	―	8,115,706(8)	5.6	***
BlackRock, Inc. 55 East 52nd Street New York, NY 10055	62,376,247(9)	5.6	9,078,955(10)	6.3	5.7
Norges Bank Bankplassen 2 PO Box 1179 Sentrum NO 0107 Oslo, Norway	0	―	11,203,591(11)	7.8	***
Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	111,933,967(12)	10.0	0	―	8.9
CARNIVAL CORPORATION & PLC 2024 PROXY STATEMENT | 45

Share Ownership
Share Ownership of Certain Beneficial Owners and Management
*, ** and *** have the same meanings as indicated in the table above.
(1)
The Arison Group has filed a joint statement on Schedule 13D with respect to the shares of Carnival Corporation common stock held by such persons. Each member of the Arison Group may be deemed to own the shares of common stock held by all other members of the Arison Group.

(2)
MA 1994 B Shares, L.P. (“MA 1994, L.P.”) owns 80,736,445 shares of common stock. The general partner of MA 1994, L.P. is MA 1994 B Shares, Inc. (“MA 1994, Inc.”), which is wholly-owned by the Nickel 2015-94 B Trust, a trust established for the benefit of Mr. Arison and members of his family (the “B Trust”). The sole limited partner of MA 1994, L.P. is the B Trust. Under the terms of the instrument governing the B Trust, Mr. Arison has the sole right to vote and direct the sale of the common stock indirectly held by the B Trust. By virtue of the limited partnership agreement of MA 1994, L.P., MA 1994, Inc. may be deemed to beneficially own all such 80,736,445 shares of common stock. By virtue of the B Trust being the sole stockholder of MA 1994, Inc., the B Trust may be deemed to beneficially own all such 80,736,445 shares of common stock. By virtue of Mr. Arison’s interest in the B Trust and the B Trust’s interest in MA 1994, L.P., Mr. Arison may be deemed to beneficially own all such 80,736,445 shares of common stock. The administrative trustee of the B Trust is the Northern Trust Company of Delaware.

(3)
Verus Protector, LLC is the protector of Artsfare 2023-05 Trust No. 2. Verus Protector, LLC has shared voting and dispositive power with respect to the shares of common stock held by Artsfare 2023-05 Trust No. 2.

(4)
By virtue of being the sole member of Verus Protector, LLC, the sole member of KLR, LLC and a trustee of various Arison family trusts, Mr. Kohan may be deemed to own the aggregate of 121,136,034 shares of common stock beneficially owned by such entities, as to which he disclaims beneficial ownership. Mr. Kohan also owns 1,000 shares of common stock directly and owns 1,000 shares of common stock indirectly by virtue of such shares owned by Mr. Kohan’s wife.

(5)
KLR, LLC is a Delaware limited liability company wholly owned by Mr. Kohan. KLR, LLC acts as a distribution advisor for various Arison family trusts and has shared dispositive power over the shares of common stock held by certain of such trusts.

(6)
Bessemer Trust Company of Delaware, N.A. acts as trustee for the Artsfare 2023-05 Trust No. 2.

(7)
As reflected in a Schedule 13G/A filed on February 14, 2023 with the SEC, Aristeia Capital, L.L.C. and its affiliates reported sole voting and sole dispositive power over 11,275,692 ordinary shares.

(8)
As reflected in a TR-1 notification received by Carnival plc on November 29, 2023, Barclays PLC reported indirect voting rights over 3,852,177 ordinary shares, voting rights over 3,791,236 Carnival plc American Depositary Receipts, voting rights over 54,488 ordinary shares through right of recall and voting rights over 417,805 ordinary shares through portfolio swaps.

(9)
As reflected in a Schedule 13G/A filed on February 9, 2023 with the SEC, BlackRock, Inc. reported sole voting power over 56,655,374 shares of common stock and sole dispositive power over 62,376,247shares of common stock.

(10)
As reflected in a Schedule 13G filed on January 2, 2023 with the SEC, BlackRock, Inc. reported sole voting power over 8,344,639 ordinary shares and sole dispositive power over 9,078,955 ordinary shares.

(11)
As reflected in a TR-1 notification received by Carnival plc on July 26, 2023, Norges Bank reported direct voting rights over 10,450,438 ordinary shares and voting rights over 753,153 ordinary shares on loan.

(12)
As reflected in a Schedule 13G/A filed on January 10, 2023 with the SEC, Vanguard Group reported shared voting power over 1,364,262 shares of common stock, sole dispositive power over 107,886,486 shares of common stock, and shared dispositive power over 4,047,481 shares of common stock.

46 | CARNIVAL CORPORATION & PLC 2024 PROXY STATEMENT

Compensation
PROPOSAL 13
Advisory (Non-Binding) Vote to Approve Executive Compensation
As required by the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and pursuant to Section 14A of the Exchange Act, our shareholders are being provided with the opportunity to cast an advisory (non-binding) vote to approve our executive compensation. We refer to this vote as the “say-on-pay” vote. Although this vote is advisory and is not binding on the Boards, the Compensation Committees will take into account the outcome of the vote when considering future executive compensation decisions.
The “say-on-pay” vote is required to be offered to our shareholders at least once every three years. In 2023, our Boards recommended that we provide shareholders with the opportunity to cast their “say-on-pay” vote each year and our shareholders agreed. If we maintain our current frequency, the next “say-on-pay” vote is expected to occur at the 2025 Annual Meetings of Shareholders.
The Boards are committed to corporate governance best practices and recognize the significant interest of shareholders in executive compensation matters. The Compensation Committees seek to balance short-term and long-term compensation opportunities to enable Carnival Corporation and Carnival plc to meet short-term objectives while continuing to produce value for their shareholders over the long-term. They also promote a compensation program designed to attract, motivate and retain key executives. As discussed in the Compensation Discussion and Analysis, the Compensation Committees believe that our current executive compensation program directly links executive compensation to our performance and aligns the interests of our Named Executive Officers with those of our shareholders. For example:
Our compensation philosophy places more emphasis on variable elements of compensation (such as annual bonuses and equity-based compensation) than fixed remuneration.

In accordance with the Compensation Committees’ focus on long-term shareholder returns, the Compensation Committees approved performance-based share grants and incentive programs for our Named Executive Officers which vest based upon the extent to which certain pre-grant performance criteria are attained.

To further promote long-term shareholder alignment, we require our Named Executive Officers to meet and maintain stock ownership requirements.

The Compensation Committees review the position of each element of total direct compensation relative to the competitive market and use the range of total direct compensation levels in the competitive market to assess the extent to which the compensation provided to our Named Executive Officers is generally consistent with that offered by the competitive market to their named executive officers.

Carnival Corporation and Carnival plc does not offer U.S. executives excise tax gross-up protections.

We encourage you to read our Compensation Discussion and Analysis contained within this Proxy Statement for a more detailed discussion of our compensation policies and procedures.

CARNIVAL CORPORATION & PLC 2024 PROXY STATEMENT | 47

Compensation
PROPOSAL 14—Advisory (Non-Binding) Vote to Approve the Carnival plc Directors’ Remuneration Report
Our shareholders have the opportunity to vote for or against, or to abstain from voting on, the following resolution:
“RESOLVED, that the shareholders approve the compensation of our Named Executive Officers as disclosed pursuant to the compensation disclosure rules of the SEC (which disclosure includes the Compensation Discussion and Analysis, the compensation tables and any related material disclosed in this Proxy Statement).”

The Boards of Directors unanimously recommend a vote FOR the approval of the compensation of our Named Executive Officers as disclosed pursuant to the compensation disclosure rules of the SEC (which disclosure includes the Compensation Discussion and Analysis, the compensation tables and any related material disclosed in this Proxy Statement).

PROPOSAL 14
Advisory (Non-Binding) Vote to Approve the Carnival plc Directors’ Remuneration Report
In accordance with Section 439 of the Companies Act and Schedule 8 of the Large and Medium Sized Companies and Groups (Accounts and Reports) Regulations 2008, as amended (the “LMCG Regulations”), shareholders are voting to approve the Carnival plc Directors’ Remuneration Report. The Carnival plc Directors’ Remuneration Report is in two parts. Part I also constitutes the Compensation Discussion and Analysis as required by regulations promulgated by the SEC, and includes information that Carnival plc is required to disclose in accordance with the LMCG Regulations. Part II of the Carnival plc Directors’ Remuneration Report is set forth as Annex B to this Proxy Statement and includes the additional information that Carnival plc is required to disclose in accordance with the LMCG Regulations, including certain information which has been audited for the purposes of the Carnival plc Annual Report.
UK law only requires an advisory vote on the substance and content of the Carnival plc Directors’ Remuneration Report. Accordingly, disapproval of this Proposal 14 will not require us to amend the Carnival plc Directors’ Remuneration Report or require any Director to repay any amount. No entitlement of a Director is conditional on the approval of this Proposal 14. However, the Boards and Compensation Committees are expected to take into account both the voting result and the views of our shareholders in their application, development and implementation of compensation policies and plans.

The Boards of Directors unanimously recommend a vote FOR the approval of the Carnival plc Directors’ Remuneration Report.
48 | CARNIVAL CORPORATION & PLC 2024 PROXY STATEMENT

Compensation
Compensation Discussion and Analysis and Carnival plc Directors’ Remuneration Report (Part I)
Compensation Discussion and Analysis and Carnival plc Directors’ Remuneration Report (Part I)
CONTENTS
49	CD&A AND CARNIVAL PLC DIRECTORS’ REMUNERATION REPORT (PART I)
49	Letter from the Chair of our Compensation Committees
51	How We Address UK And U.S. Compensation Disclosure Requirements
52	Executive Summary
52	Our Compensation Philosophy
52	2023 Business and Performance Highlights
53	2023 Compensation Overview
55	Role of Shareholder Engagement in our Executive Compensation Program
55	Named Executive Officer Compensation Design, Elements and Pay Mix
55	2023 Compensation Recommendations and Rationale
55	Risk Considerations
56	Base Salaries
56	Annual Bonuses
59	Equity-Based Compensation and Other Long-Term Incentives
63	Perquisites and Other Compensation
63	Post-Employment Compensation Obligations
64	Pensions and Deferred Compensation Plans
65	Process for Making Compensation Determinations
66	Additional Context for 2023 Decisions
66	Impact of Regulatory Requirements on Compensation
66	Independent Compensation Consultants
67	Peer Group Characteristics
67	Peer Group Companies
67	Changes to Peer Group for Assessing Fiscal 2024 Compensation
68	Competitive Market (Peer Group) Comparison
68	Stock Ownership Policy
69	Hedging Policy
69	Clawback Policy

▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪
LETTER FROM THE CHAIR OF OUR COMPENSATION COMMITTEES

Fellow Shareholders,
Each year, the Compensation Committees conduct the important task of evaluating the design of our executive compensation programs to ensure they continually drive performance against important business priorities and align with the interests of our shareholders. The Compensation Committees are deeply focused on ensuring our compensation programs reflect our pay-for-performance philosophy.
Our 2023 executive compensation program reflects the return to a predominantly at-risk, quantitative performance-based structure that we initiated in 2022, with several enhancements made in consideration of shareholder feedback, including the simplification of our long-term incentive structure and the introduction of a time-based equity element to support our retention goals. For our performance-based programs, our Compensation Committees established challenging performance goals to drive financial and operational success for the year. In setting these performance goals, the Compensation Committees evaluated the information available at the beginning of the year on our growing operating environment stability and positive indicators of the cruise industry’s continued recovery, while also recognizing that the degree and speed of industry recovery was still uncertain.
We were pleased to see the Executive Officers rise to and significantly exceed the challenges set for them by delivering impressive results across our financial and sustainability priorities for 2023, which reflects our focus on driving top line growth and returning to strong profitability while creating value for our shareholders.

CARNIVAL CORPORATION & PLC 2024 PROXY STATEMENT | 49

Compensation
Compensation Discussion and Analysis and Carnival plc Directors’ Remuneration Report (Part I)
On behalf of the Compensation Committees, we appreciate the input our shareholders have provided and look forward to our continued dialogue over the coming year. Thank you for your investment in Carnival Corporation & plc.

Sincerely,
RANDY WEISENBURGER Chair of the Compensation Committees January 26, 2024
50 | CARNIVAL CORPORATION & PLC 2024 PROXY STATEMENT

Compensation
Compensation Discussion and Analysis and Carnival plc Directors’ Remuneration Report (Part I)
HOW WE ADDRESS UK AND U.S. COMPENSATION DISCLOSURE REQUIREMENTS

Carnival Corporation and Carnival plc are separate legal entities (together referred to in this Report as “Carnival Corporation & plc”) and each company has its own Board of Directors and Compensation Committee. However, as is required by the agreements governing the DLC arrangement, the Boards of Directors and members of the Committees of the Boards, including the Compensation Committees, are identical and there is a single senior management team.
Carnival Corporation and Carnival plc are subject to disclosure regimes in the U.S. and UK. While some of the disclosure requirements are the same or similar, some are very different. As a result, the Carnival plc Directors’ Remuneration Report is in two parts. The information contained in this Part I constitutes the Compensation Discussion and Analysis as required by regulations promulgated by the SEC and includes information that Carnival plc is required to disclose in accordance with Schedule 8 of the LMCG Regulations.
Part II of the Carnival plc Directors’ Remuneration Report, set forth as Annex B to this Proxy Statement, includes the additional information that Carnival plc is required to disclose in accordance with the LMCG Regulations, including certain information that has been audited for the purposes of the Carnival plc Annual Report.
Parts I and II of the Carnival plc Directors’ Remuneration Report are in compliance with the LMCG Regulations, the UK Corporate Governance Code, the Companies Act and the Listing Rules of the FCA. Both Parts I and II form part of the Carnival plc Annual Report for the year ended November 30, 2023.
Pursuant to rules promulgated by the SEC and the LMCG Regulations, this Compensation Discussion and Analysis reviews the compensation of the following Named Executive Officers of Carnival Corporation & plc:

JOSH WEINSTEIN

President, CEO
and Chief Climate Officer

DAVID BERNSTEIN

Chief Financial Officer and
Chief Accounting Officer

WILLIAM BURKE

Chief Maritime Officer

BETTINA DEYNES

Global Chief Human
Resources Officer

ENRIQUE MIGUEZ

General Counsel

MICHAEL THAMM

Former Group Chief
Executive Officer of Costa
Group and Carnival Asia[(1)]

(1)
Mr. Thamm served as an executive officer until April 2023. He is included as a Named Executive Officer for 2023 because disclosure would have been required pursuant to Item 402 of Regulation S-K but for the fact that he was not serving as an executive officer at the end of 2023.

CARNIVAL CORPORATION & PLC 2024 PROXY STATEMENT | 51

Compensation
Compensation Discussion and Analysis and Carnival plc Directors’ Remuneration Report (Part I)
EXECUTIVE SUMMARY

OUR COMPENSATION PHILOSOPHY
Aligning Compensation with Our Purpose & Mission and Values
Our executive compensation program is designed to reward financial results, successful delivery of our long-term strategy and effective strategic leadership, all in a manner consistent with our mission, vision and values, through use of both short-term rewards and long-term incentives and to promote alignment of the financial interests of our executive officers with our shareholders. We endeavor to align our compensation program and underlying performance measures with the interests of our shareholders and senior executives by linking actual pay to operating performance, environment, safety and security, sustainability initiatives and shareholder interests. We also seek to provide a total direct compensation package (salary, bonus and equity grants) that allows us to be competitive in the labor markets where we compete for executive talent, adjusted as necessary to take into consideration factors including the relevant senior executive’s performance, experience and responsibilities.
Considering U.S. and UK Market Approaches
All of the Named Executive Officers who are currently employed by us are located in the U.S. As a global entity, we strive to implement a consistent set of compensation principles across geographic and operating company units that satisfy the requirements of all jurisdictions and local market demands while also accounting for local market norms and practices. Since our current executive officers are based in the U.S., our compensation policies primarily reflect U.S. market practices. However, the Compensation Committees seek to incorporate UK compensation principles, including those contained in the UK Corporate Governance Code, to the degree practicable.
Emphasizing At-Risk Pay
Our compensation philosophy emphasizes at-risk incentive pay to drive a pay-for-performance culture. This compensation philosophy extends beyond our Named Executive Officers to include other key executives, reflecting the Compensation Committees’ commitment to aligning compensation with the success of Carnival Corporation & plc.
As disclosed in greater detail in the sections that follow, our 2023 programs returned to a predominantly quantitative performance-based approach, following temporary modifications made in light of the COVID-19 pandemic, aligning with our compensation philosophy and responsive to feedback we received from our investors. The Compensation Committees did not exercise discretion in certifying 2023 results.

2023 BUSINESS AND PERFORMANCE HIGHLIGHTS
Our focus on driving top line growth and return to strong profitability yielded positive results for 2023.
Return to Profitability
Our business ended the year on a high note, having consistently outperformed in all four quarters of the year, buoyed by a strengthening demand environment across all our brands. During 2023, we:
•
achieved all-time high full-year revenues of $21.6 billion;

•
generated cash from operations of $4.3 billion, making a significant contribution toward rebuilding our financial strength;

•
made debt payments of $6 billion, reducing our debt balance by $4.6 billion from its first quarter peak and ended the year with $5.4 billion of liquidity, including cash and borrowings available under the revolving credit facility. We will continue to evaluate refinancing opportunities and opportunistically prepay additional debt; and

•
amended an agreement with one of our credit card processors and now expect an additional $800 million to be returned during the first quarter of 2024, representing substantially all the credit card reserves balance as of November 30, 2023.

52 | CARNIVAL CORPORATION & PLC 2024 PROXY STATEMENT

Compensation
Compensation Discussion and Analysis and Carnival plc Directors’ Remuneration Report (Part I)
Introduction of SEA Change Program
We introduced the SEA Change Program, a set of key performance targets designed to reflect the achievement of important strategic goals over a three-year period ending in 2026, setting our course back to investment grade leverage metrics. This program includes three components:
•
Sustainability—More than 20% reduction in GHG intensity compared to 2019, improving upon our industry leading fuel-efficiency and pulling forward our stated 2030 GHG intensity reduction goal by several years;

•
Adjusted EBITDA—50% increase in adjusted earnings before interest, taxes, depreciation and amortization (“EBITDA”) per ALBD compared to 2023 June guidance, representing the highest level in almost two decades; and

•
Adjusted ROIC—12% adjusted Return on Invested Capital (“ROIC”), more than doubling adjusted ROIC from 2023 to 2026, and representing the highest level in almost two decades. Adjusted ROIC excludes goodwill and intangibles to compare against historical performance.

SEA Change targets are designed to optimize capital allocation through measured capacity growth. To achieve these three-year targets, we will continue focusing across the portfolio on a range of initiatives to drive net yield growth while managing our cost base and fuel efficiency to continue to improve margins, which we believe will enable further debt reduction.
Sustainability
We continue to work aggressively towards our GHG emission reduction goals and ambitions through innovative projects aligned with our four-part emission reduction strategy: fleet optimization; energy efficiency; itinerary efficiency; and new technologies & alternative fuels. In 2023, we:
•
Reduced absolute GHG emissions by over 10 percent as compared to the peak year of 2011, despite capacity growth of 30 percent over the same period;

•
Achieved a 15.5 percent reduction in fuel consumption per ALBD compared to 2019; and

•
Surpassed our 2030 goal to achieve shore power capability for 60 percent of our fleet, seven years ahead of schedule; now, 64 percent of our fleet has the capability to connect to shore power.

2023 COMPENSATION OVERVIEW
Summary of Fiscal 2023 Named Executive Officer Compensation
Our fiscal 2023 executive compensation program for our Named Executive Officers reflects the continuation of the predominantly quantitative program we implemented in 2022, following a temporary modification for 2021 in light of the impact of the pause in guest cruise operations due to the COVID-19 pandemic. Consistent with our pre-pause program and our compensation philosophy and in response to investor feedback, our 2023 program is significantly weighted towards quantitative performance-based elements, with the Management Incentive Plan (“MIP”) annual cash bonus and the long-term PBS grant being fully at-risk and based on pre-established quantitative measures. The Compensation Committees strongly believe that this compensation and incentive structure creates the proper level of alignment with our performance and our long-term interests, and those of our shareholders and other stakeholders while balancing the need to drive measured, well-informed, and long-term focused decision-making by senior leadership.
Key updates to our 2023 compensation program, as previously disclosed in our 2023 Proxy Statement, include:
•
Modification of the performance metrics for our 2023 annual cash bonus delivered through our MIP to focus on Adjusted Operating Income (80%) as the primary performance measure with the remainder focused on critical environmental and safety initiatives (20%). The specific goals and metrics for the MIP annual cash bonus were established and approved by the Compensation Committees at the beginning of this measurement period, as described in more detail below.

•
Simplification of structure of our 2023 equity-based compensation program:

CARNIVAL CORPORATION & PLC 2024 PROXY STATEMENT | 53

Compensation
Compensation Discussion and Analysis and Carnival plc Directors’ Remuneration Report (Part I)
New 2023 Equity Compensation Approach	Discontinued Select 2022 Elements
PBS (performance-based) grants, weighted at 70%, designed to support our return to profitable growth by measuring adjusted EBITDA, adjusted ROIC and carbon intensity reductions for fiscal years 2023, 2024 and 2025.	Earnings Recovery Award (“ERA”) which was a performance incentive in place exclusively for fiscal 2022 was discontinued for fiscal 2023. This program was established as a broad-based, one-time incentive to focus on business recovery and to promote retention.
TBS (time-based) grants, weighted at 30%, to support our retention objectives by providing for annual vesting over a three-year period subject to continued employment.	Based on a review of competitive market practices and shareholder feedback, the Compensation Committee discontinued the MTE (Management Incentive Plan-tied) grants for fiscal 2023. This change was in response to shareholder feedback expressing a preference for a return to a multi-year performance measurement and to decouple the performance criteria between our MIP annual cash bonus and the equity-based incentive program.
Fiscal 2023 Named Executive Officer Compensation Overview
Pay Element	Form of Payment	Performance Period	Description of Pay Element	Commentary
Base Salary	Cash	One year	Provides compensation based on level of responsibility, performance, or other market factors	• Reviewed annually
MIP Annual Cash Bonus	Cash	One year
Performance Metrics and Weighting:
•
Adjusted Operating Income (80%)

•
HESS (20%)

•
Safe & Compliant ships

•
Safe and Healthy Passengers & Crew

•
Protecting the Environment

Additional Detail:
•
Payout will range from 0 to 200% of target

•
Focuses performance on our critical priority areas

• Established a new mix of metrics for 2023 based on our primary financial performance measurement and critical sustainability initiatives
Long-Term Incentive	PBS (Performance-Based Share Grants)	Three years
Performance Metrics and Weighting:
•
Adjusted EBITDA (65%)

•
Adjusted ROIC (25%)

•
Carbon Intensity Reduction (10%)

Additional Detail:
•
Subject to a three-year measurement period

•
Cliff vests based on attainment of performance goals following the end of the 3-year performance period with a payout range of 0 to 200% of target

•
Reintroduced for 2023: In response to shareholder feedback, returned to a structure based on multiple pre-established quantifiable metrics measured over a multi-year period that is designed to align with shareholder interests and our long-term success

	TBS (Time-Based Share Grants)	Three years
•
Vest annually on a pro-rata basis over a three-year period subject to continued employment

•
Balances the need to retain our executive team and motivate them to responsibly drive profitable growth

• New for 2023: Implemented to further encourage retention and address shareholder feedback
54 | CARNIVAL CORPORATION & PLC 2024 PROXY STATEMENT

Compensation
Compensation Discussion and Analysis and Carnival plc Directors’ Remuneration Report (Part I)
ROLE OF SHAREHOLDER ENGAGEMENT IN OUR EXECUTIVE COMPENSATION PROGRAM
Shareholder engagement is an important source of feedback for our Compensation Committees on our executive compensation program. As described in our 2023 Proxy Statement, our fiscal 2022 engagement efforts placed emphasis on gathering feedback on our compensation program following a challenging “say-on-pay” vote at our 2022 Annual Meetings of Shareholders; this feedback, along with feedback gathered leading up to our 2023 Meetings, contributed to the Compensation Committees’ decision to implement both programmatic changes and disclosure enhancements for 2022 and 2023. At our 2023 Annual Meeting, we saw meaningful improvement in shareholder support for our “say-on-pay” proposal, with 85.6% of the votes cast in favor.
During fiscal 2023, we have continued to engage with shareholders to seek feedback on our compensation program, and to incorporate that feedback in our compensation discussions. We engaged with a significant number of our shareholders throughout the year. Our Senior Independent Director and Presiding Director (who is also the Chair of our Compensation Committees) participated in select meetings to discuss our compensation program.
The feedback we received throughout fiscal 2023 indicated to us that shareholders were pleased with the 2023 program structure as described in our 2023 Proxy Statement. As such, the Compensation Committees maintained the quantitative and performance-based structure of our executive compensation program for fiscal 2023, as previously disclosed, and did not make any changes to the executive compensation program as a result of the 2023 “say-on-pay” vote. The Compensation Committees have and will continue to consider shareholder input as well as results from the annual shareholder advisory votes, including the next vote in April 2024, when reviewing executive compensation programs and policies.

NAMED EXECUTIVE OFFICER COMPENSATION DESIGN, ELEMENTS AND PAY MIX

The compensation elements for our Named Executive Officers consist of:
•
base salary;

•
annual cash bonus;

•
equity-based incentive compensation; and

•
limited perquisites.

In determining the amount of any particular compensation element, the Compensation
Committees consider the impact of such element on total compensation (and thus, each element affects the amount paid in respect of other elements of compensation). For example, the Compensation Committees consider the amount of the base salary and annual bonus that may be earned by a Named Executive Officer when making an equity grant.

2023 COMPENSATION RECOMMENDATIONS AND RATIONALE

RISK CONSIDERATIONS
The Compensation Committees evaluate the compensation program for potential risks. The Compensation Committees have concluded that the incentive structure for senior management does not encourage behaviors that would create material adverse risk for Carnival Corporation & plc, and that risks arising from Carnival Corporation & plc’s compensation policies and practices for their workforce are not reasonably likely to have a material adverse effect on Carnival Corporation & plc. Please refer to the “Compensation Risk Assessment” section for additional information.

CARNIVAL CORPORATION & PLC 2024 PROXY STATEMENT | 55

Compensation
Compensation Discussion and Analysis and Carnival plc Directors’ Remuneration Report (Part I)
BASE SALARIES
Base salaries are intended to provide a level of fixed compensation that is reflective of each Named Executive Officer’s level of responsibility. Base salaries of our Named Executive Officers for fiscal 2023 are reported in the “Summary Compensation Table.” The Compensation Committees annually review each Named Executive Officer’s performance and may increase the base salary of a Named Executive Officer at their discretion if merited by performance, responsibilities, or other market factors necessary to attract and retain our executives.
For fiscal 2023, the Compensation Committees approved an increase to the base salary for Enrique
Miguez from $500,000 to $600,000, in connection with his expanded scope of responsibilities as General Counsel, including supporting the Global Ethics & Compliance function, and alignment with broader market benchmarking. Mr. Miguez’s base salary is nearer to, but still lower than, market median following this increase (based on the review of our peer group and compensation survey data).
No other increases to base salaries for Named Executive Officers were approved.

ANNUAL BONUSES
Annual cash bonuses for our Named Executive Officers are determined in accordance with the Carnival Corporation & plc MIP. The MIP is designed to focus the attention of our executives on achieving strong performance results against key business priorities and is a core component of our compensation program that supports our pay for performance philosophy.
For fiscal 2023, the Compensation Committees approved an increase to the bonus target for Enrique Miguez from $350,000 to $450,000 in connection with his expanded scope of responsibilities and alignment with broader market benchmarking. Mr. Miguez’s target bonus is nearer to, but still lower than, market median following this increase (based on the review of our peer group and compensation survey data). No other increases to target bonuses for Named Executive Officers were approved.
The target opportunities for fiscal 2023 for our Named Executive Officers are shown below. Actual payouts may range from 0% to 200% of the target bonus opportunity based on actual performance.

Name	Base Salary	Target Bonus
Josh Weinstein	$1,250,000	$2,500,000
David Bernstein	$850,000	$1,200,000
William Burke	$700,000	$500,000
Bettina Deynes	$425,000	$300,000
Enrique Miguez	$600,000	$450,000
Michael Thamm	€860,250	€1,116,000
MIP Annual Cash Bonus Evolution and 2023 Actions
Following the temporary modifications to our compensation programs for fiscal 2021 in response to the challenging operating environment created by the COVID-19 pandemic, in 2022 we worked towards completing our resumption of guest cruise operations. The Compensation Committees approved a return to quantifiable, preset annual performance metrics based on financial, operating, environmental sustainability, and ethics and compliance goals tied to profitability and sustainable growth. For 2023, as we completed our resumption of guest cruise operations and turned our strategic focus to returning to profitability, the Compensation Committees approved a return to the primary MIP performance metric of Adjusted Operating Income, with the balance of performance metrics focused on performance of environmental and safety initiatives, as described in more detail below. Additionally, as part of their personal annual appraisal, all executive officers are evaluated on performance against our stated

56 | CARNIVAL CORPORATION & PLC 2024 PROXY STATEMENT

Compensation
Compensation Discussion and Analysis and Carnival plc Directors’ Remuneration Report (Part I)
core values, or “Culture Essentials.” For additional information on our Culture Essentials, please refer to the Carnival plc Corporate Governance Report (attached as Annex C) under “Workforce Engagement.”

Summary of MIP Annual Cash Bonus Design Evolution for 2023
2022 MIP Design		2023 MIP Design
The Compensation Committees adopted performance metrics based entirely on preset targets emphasizing return to profitability and sustainable growth:		In response to shareholder feedback, the Compensation Committees adopted performance metrics based entirely on preset targets that emphasize profitability and continued focus on key strategic environmental and safety objectives:
Metric	Weight	Metric	Weight
Adjusted EBITDA	50%	Adjusted Operating Income	80%
Average Passenger Occupancy	10%	HESS	20%
Greenhouse Gas Intensity Reduction	10%	• Safe and Compliant Ships
Food Waste Reduction	5%	• Safe and Healthy Passengers and Crew
Executive Accountabilities	25%	• Protecting the Environment

2023 MIP Performance Metrics and Targets (Audited)
Our 2023 MIP annual cash bonus design includes quantitative performance metrics addressing our key business priorities of profitability, health, environmental performance, compliance and safety.
The following table is a summary of the performance goals used to determine the level of achievement associated with the adjusted Operating Income performance measure, as well as the actual results and payout. The adjusted Operating Income performance goals required meaningful growth over fiscal 2022 adjusted Operating Income of $(4,379) million to achieve the target payout while the growth goal required to achieve maximum payout was even more ambitious, with a steeper slope between required performance for target and maximum payouts.

		Target
Adjusted Operating Income (80%)	Threshold	Low	Mid	High	Maximum	2023 Actual
Adjusted Operating Income ($ in millions)	750	1,150	1,300	1,450	1,850	1,914
Payout (%) of Target	50	90	100	110	200	200
The HESS (Health, Environmental, Safety and Security) component of the MIP annual cash bonus, described in more detail below, measures our performance against established goals in each of our three identified HESS focus areas: safe and compliant ships, safe and healthy passengers and crew, and protecting the environment. The HESS MIP component comprised 20% of the 2023 MIP annual bonus.
HESS is critical to the well-being of our passengers and crew, safe and effective operation of our ships, and stewardship of the environment. As a result, we designed the HESS component of the MIP to specifically emphasize the importance of HESS to management. The HESS MIP program was developed by our Chief Maritime Officer (“CMO”) using metrics based on international regulations and our HESS policies. The CMO developed the specific metrics that were reviewed and approved by the CEO, the HESS Committees and then by the Compensation Committees in establishing the 2023 MIP. The HESS component of the MIP reflects our HESS results and our proactive efforts to improve our HESS performance and that of the individual brands.
The overall corporate performance is a weighted average of individual brand performance which is determined using a series of quantitative performance metrics across the three focus areas. The metrics are measurable and objective. More specifically, some metrics are based on performance achievement while others are based on completion of efforts designed to improve performance. This latter group of metrics supports a “prepare for future progress” philosophy. The quantitative performance metrics associated with our three focus areas are described

CARNIVAL CORPORATION & PLC 2024 PROXY STATEMENT | 57

Compensation
Compensation Discussion and Analysis and Carnival plc Directors’ Remuneration Report (Part I)
in more detail below. For competitive reasons, we do not disclose the specific metrics and targets.
Each focus area is allocated a specific point potential, which, when added together, total 100 points. Payout for the HESS MIP component is based on the total points achieved for all three focus areas, with each total points score between threshold and maximum levels representing a payout percentage on the payout curve.
The table below describes the points achieved in each focus area, the number of points required to achieve threshold, target and maximum payout percentage, and the actual results (total points and payout).

HESS (20%)	Threshold	Target	Maximum	2023 Actual
Focus areas:
• Safe and Compliant Ships (35-point potential) (31.9 points achieved)	50 points	70 points	85 points or above	77.4 points
• Safe and Healthy Passengers and Crew (30-point potential) (18.2 points achieved)
• Protecting the Environment (35-point potential) (27.3 points achieved)
Payout (%) of Target	50%	100%	200%	150%
The total points achieved for 2023 are associated with a payout of 150% as indicated above. Following an evaluation of the performance results, judgment was used to determine the final HESS payout. Significant individual HESS operational incidents were considered. For each brand, the CMO and CEO made a subjective evaluation of significant HESS incidents, focusing on those which could have been prevented. Considerations included number and severity of incidents. Based on this review, the CMO and CEO recommended to the Compensation Committees that the formulaic payout percentage associated with the “2023 Actual” points achieved shown above be approved at 130%.
Safe and Compliant Ships (35-point potential): consists of two performance metrics and two proactive metrics. The performance metrics are shipboard compliance audit results performed by our internal audit team and a series of safety metrics related to fire prevention, detection and suppression, and life-saving appliances. The proactive metrics are designed to improve future performance by measuring the deck, engineering, and environmental officer attendance at our training center (CSMART) and always achieving full crewing of deck, engineering, and environmental officers on all ships because these crew members are key to our HESS performance.
Safe and Healthy Passengers and Crew (30-point potential): consists of several performance and trend metrics including guest and passenger injury rates, objective security measures, and internal and independent government public health inspection results.
Protected Environment (35-point potential):    consists of three environmental metrics that measure compliance with emission and discharge regulations. Carbon intensity reduction relative to assigned targets and use of lower emissions fuels completes the performance measures in this category.
2023 Process for Setting Rigorous MIP Annual Cash Bonus Targets
Our operating environment in late 2022 when the Compensation Committees were setting 2023 MIP bonus targets remained highly uncertain, including predictions of a possible recession, uneven pace of recovery from the pandemic, and impacts from the war in Ukraine. These uncertainties also underpinned our decision to not provide full year guidance in the fourth quarter of 2022 for 2023. In light of these circumstances, the Compensation Committees, as part of their deliberative process, considered 2023 MIP annual bonus targets based on the initial internal financial projections and delayed final approval of the targets to ensure that the goals

58 | CARNIVAL CORPORATION & PLC 2024 PROXY STATEMENT

Compensation
Compensation Discussion and Analysis and Carnival plc Directors’ Remuneration Report (Part I)
were sufficiently rigorous if the indications of a general cruise industry recovery grew more decisive. Once we gained additional visibility into expected bookings and market trends in early 2023, the Compensation Committees approved more rigorous targets, including a significantly higher target for achieving maximum Adjusted Operating Income performance. The Compensation Committees believed the rigorous targets would incentivize strong performance, and that a wider performance band around target achievement was appropriate to reflect the remaining uncertainties driven by factors outside of our direct control.
2023 MIP Annual Cash Bonus Performance Results
The formula-based MIP annual cash bonus results for fiscal 2023 reflected our strong performance driven by the extraordinary efforts of our executive officers and global teams around the world. Throughout fiscal 2023, we significantly increased occupancy on growing capacity, while driving revenue per passenger cruise day significantly higher than fiscal 2019’s record levels. At the same time, we repaid over $6 billion of outstanding debt, while investing to build future demand. And, most importantly, we delivered unforgettable happiness to over 12 million guests by providing them with exceptional cruise vacations. Despite the hectic pace of change, we maintained our ongoing commitment to excellence in compliance, environmental protection, and looking after the safety, health and wellbeing of every life we touch. These achievements contributed to a very strong performance level against the key measures of financial and operational success that we use in our executive compensation program.
Overall performance against the goals for our formula-based MIP annual cash bonus for the Named Executive Officers is 186.0%, as shown below. These goals are important indicators of our financial and operational success and recognize that Named Executive Officer performance far exceeded defined targets and expectations set at the beginning of 2023. The following table summarizes the results for each MIP performance goal, the overall MIP formula-based performance, and the final bonus amounts earned:

	Adjusted Operating Income			HESS			2023 MIP Results	2023 MIP Bonus Earned
Name	2023 Actual ($ in millions)	% of Target	Weighting	2023 Actual	% of Target	Weighting	% of Target	($)
Josh Weinstein	1,914	200	80%	77.4 points	130	20%	186	4,650,000
David Bernstein								2,232,000
William Burke								930,000
Bettina Deynes								557,000
Enrique Miguez								837,000
Michael Thamm								0(1)

(1)
Mr. Thamm was not eligible to receive an MIP bonus payment due to his mid-year separation from employment.

EQUITY-BASED COMPENSATION AND OTHER LONG-TERM INCENTIVES
Overview
The Compensation Committees grant equity-based compensation to our Named Executive Officers to provide long-term incentives and align management and shareholder interests. The Compensation Committees believe that a substantial portion of compensation should be equity-based. The equity-based compensation program is designed to:
recognize scope of responsibilities
reward demonstrated performance and leadership
motivate future superior performance
align the interests of the executive with our shareholders

CARNIVAL CORPORATION & PLC 2024 PROXY STATEMENT | 59

Compensation
Compensation Discussion and Analysis and Carnival plc Directors’ Remuneration Report (Part I)
Our equity-based compensation grants are made pursuant to the Carnival Corporation 2020 Stock Plan or the Carnival plc 2014 Employee Share Plan and are consistent with the Carnival plc Directors’ Remuneration Policy, which have been approved by Carnival Corporation & plc shareholders. Mr. Weinstein, Mr. Bernstein, Mr. Burke, Ms. Deynes, and Mr. Miguez received equity grants under the Carnival Corporation 2020 Stock Plan. Mr. Thamm received equity grants under the Carnival plc 2014 Employee Share Plan.
2023 Equity-Based Compensation Program Evolution
Prior to fiscal 2021 and the onset of the COVID-19 pandemic, our long-term equity-based compensation program was 100% performance-based for our Named Executive Officers and other key executives within Carnival Corporation & plc. In consideration of the changing business conditions caused by the pandemic, including the initial severe negative impacts of the pandemic on our industry and subsequent improvements as the pandemic subsided over time, the Compensation Committees have taken thoughtful actions to evolve our long-term equity-based compensation structure to respond to the changing needs of the business during this period. The Compensation Committees also considered shareholder feedback in its decisions to return to a performance-based long-term incentive program. For 2023, the equity-based program remained majority performance-based with a focus on key profitability and carbon reduction measures, with time-based restricted stock units introduced to support our retention objectives.

Return to Majority Performance-Based, Multi-Year Equity Program
Equity Mix	Compensation Committees’ Actions and Rationale

•
Continued improvements in operating environment support maintenance of majority performance-based compensation, with time-based compensation intended to support retention objectives

•
PBS performance criteria de-coupled from the MIP, in line with shareholder feedback, and measured against multi-year performance on Adjusted EBITDA (65%), Adjusted ROIC (25%) and Carbon Intensity Reduction (10%)

•
Improving operating conditions supported return to a performance-based program design, but challenges remained in setting meaningful long-term goals

•
PBS and MTE grants linked to the MIP annual bonus performance criteria to drive performance on key strategic goals

•
ERA performance cash incentive implemented to incentivize retention, recognize extraordinary management performance and reflect key business initiatives necessary in fiscal 2022

•
100% time-based equity program considering inability to set meaningful or realistic long-term financial goals in the then-highly uncertain business environment which was significantly impacted by the COVID-19 pandemic

60 | CARNIVAL CORPORATION & PLC 2024 PROXY STATEMENT

Compensation
Compensation Discussion and Analysis and Carnival plc Directors’ Remuneration Report (Part I)
2023 Equity Compensation Targets
For fiscal 2023, the Compensation Committees approved increases to equity targets for David Bernstein and Enrique Miguez in connection with a review of their roles and responsibilities and market data for comparable roles. Equity targets for Messrs. Bernstein and Miguez are nearer to, but still lower than, market median following these increases (based on the review of our peer group and compensation survey data).

2023 equity compensation targets for each Named Executive Officer are as follows:
Named Executive Officer	PBS (70%) ($)	TBS (30%) ($)	Total Target Value ($)
Josh Weinstein	3,500,000	1,500,000	5,000,000
David Bernstein	1,837,500	787,500	2,625,000
William Burke	280,000	120,000	400,000
Bettina Deynes	262,500	112,500	375,000
Enrique Miguez	350,000	150,000	500,000
Michael Thamm(1)	N/A	N/A	N/A

(1)
No equity grants were made to Mr. Thamm for fiscal 2023 service because he was not eligible to receive equity grants for fiscal 2023 due to his separation from employment.

Disclosure and the Timing of Equity-Based Compensation
SEC disclosure rules and the structure of our compensation programs require that we report the value of equity grants in the year in which they were granted, even in instances where a grant was made in the current year in connection with the prior fiscal year’s equity program and based on prior year performance. Since the recommended values for our fiscal 2022 MTE and PBS grants were finalized in January 2023 and the grants were approved in February 2023, as described on page 74 of our Proxy Statement for fiscal 2022, the value of the 2022 equity grants was not included in the 2022 Summary Compensation Table. Instead, our 2023 Summary Compensation Table included under “Compensation Tables” displays the aggregate value of both the 2022 and 2023 equity grants. The 2023 Summary Compensation Table therefore does not provide an accurate representation of compensation decisions with respect to our 2023 equity grants and does not allow for a meaningful comparison of year-over-year changes in our executive compensation program. The Compensation Committees believe that it is important to evaluate 2023 compensation decisions in this context to understand overall Named Executive Officer compensation for 2023. An alternative Summary Compensation Table is provided below to illustrate our 2023 compensation without the equity grants tied to performance during fiscal 2022. This alternative disclosure is not intended to be a substitute for our required Summary Compensation Table included below under “Compensation Tables.” Additional detail is also provided below regarding our 2022 and 2023 equity grants.

Alternative Summary Compensation Table for 2023
Name	Fiscal Year	Salary ($)	Stock Grants ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Josh Weinstein	2023	1,250,000	4,999,990	4,650,000	447,792	11,347,782
David Bernstein	2023	850,000	2,624,993	2,232,000	348,907	6,055,900
William Burke	2023	700,000	399,991	930,000	95,731	2,125,722
Bettina Deynes	2023	425,000	374,994	558,000	77,876	1,435,870
Enrique Miguez	2023	600,000	499,992	837,000	194,336	2,131,328
Michael Thamm	2023	929,070	0	0	106,757	1,035,827
CARNIVAL CORPORATION & PLC 2024 PROXY STATEMENT | 61

Compensation
Compensation Discussion and Analysis and Carnival plc Directors’ Remuneration Report (Part I)
2022 MTE and PBS Annual Performance Incentives
As reported in last year’s Proxy Statement, in January 2022, the Compensation Committees approved MTE and PBS target values for each of our Named Executive Officers and certain other executives. The fiscal 2022 MTE and PBS programs are based on pre-grant performance requirements to determine a grant recommendation value for approval in the following year.
The fiscal 2022 MTE and PBS performance results were approved in January 2023 once the 2022 MIP annual bonus performance result upon which grant recommendation values were determined was assessed and verified. As described in more detail in our 2023 Proxy Statement on page 58, upon Mr. Weinstein’s request, the Compensation Committees reviewed and determined that the final 2022 MIP annual bonus payout as well as the MTE and PBS grant recommendation values be reduced to 110% for all Named Executive Officers.
In February 2023, the MTE and PBS grants were approved based on the values certified in January and converted into a number of MTE and PBS based on the grant date closing price of our shares. They will vest pro-rata in February of 2024 and 2025. These MTE and PBS do not receive dividends or have voting rights. Each MTE and PBS is credited with dividend equivalents equal to the value of any cash and stock dividends paid on Carnival Corporation common stock or Carnival plc ordinary shares during the vesting period. The dividend equivalents, if any, will be distributed upon the vesting of the MTE and PBS. The final number of 2022 MTE and PBS is listed in the “Grants of Plan-Based Awards” table. The MTE incentives were discontinued for fiscal 2023, in line with shareholder feedback and, as described in more detail below, the 2023 PBS grants returned to multi-year performance criteria consistent with past practice prior to the COVID-related pause in guest cruise operations.
2023 Long-Term PBS and TBS Incentives
PBS grants represent 70% of our Named Executive Officers’ target equity incentive in our 2023 compensation program. The Compensation Committees approved Adjusted EBITDA at constant currency and fuel (65%), Adjusted ROIC (25%), and Carbon Intensity Reduction (10%) as the performance metrics. These grants are subject to a three-year measurement period of fiscal 2023-2025, and cliff vest in 2026 based on attainment of performance goals following the end of the three-year performance period with a payout range of 0 to 200% of target. The specific performance targets will be disclosed after the end of the performance period in the 2026 Proxy Statement, as the Boards consider them strategic and commercially sensitive to disclose at this time.
In January 2023, the Compensation Committees approved a PBS target value for each of our Named Executive Officers and certain other executives. Each target value was determined after consideration of recommendations received from our CEO (other than in respect of his own grant which was recommended by our Chair of the Compensation Committees), as well as reviewing the scope of each Named Executive Officer’s responsibilities, performance and long-term retention considerations.
In April 2023, PBS grants were made based on the values approved in January 2023 and were converted into a target number of PBS based on the grant date closing price of our shares. They will vest in February 2026, subject to certification of performance results. The PBS grants do not receive dividends or have voting rights. Each PBS is credited with dividend equivalents equal to the value of any cash and stock dividends paid on Carnival Corporation common stock or Carnival plc ordinary shares during the vesting period. The dividend equivalents, if any, will be distributed upon the vesting of the PBS.
For 2023, the Compensation Committees also determined to provide 30% of the target equity incentive in TBS grants to incentivize retention and in consideration of shareholder feedback. These grants vest annually on a pro-rata basis over a three-year period. The final number of 2023 PBS and TBS is listed in the “Grants of Plan-Based Awards” table.

62 | CARNIVAL CORPORATION & PLC 2024 PROXY STATEMENT

Compensation
Compensation Discussion and Analysis and Carnival plc Directors’ Remuneration Report (Part I)
PERQUISITES AND OTHER COMPENSATION
Our Named Executive Officers are provided various perquisites that the Compensation Committees believe are representative of common practices for executives in their respective countries. Mr. Thamm’s perquisites and other benefits were provided pursuant to terms of his employment agreement. The Compensation Committees, with the assistance of FW Cook, review perquisites provided to our Named Executive Officers on a periodic basis and take into account each Named Executive Officer’s particular circumstances and overall level of compensation and believe that perquisites provided by Carnival Corporation & plc continue to be an appropriate element of the overall compensation package used to attract and retain such officers.
The Compensation Committees have approved a policy to establish procedures and controls as to the authorized use of aircraft owned, operated, or chartered by Carnival Corporation & plc (the “Aircraft”). According to the policy, the Aircraft can only be used for business purposes. Guests may accompany these executives when traveling. Due to security considerations, the Compensation Committees have also agreed to allow our CEO to use the Aircraft for personal use so long as the incremental cost of such use to Carnival Corporation & plc does not exceed $200,000 per year. Once that threshold is reached, the CEO will reimburse us for any additional incremental costs (subject to applicable regulatory limitations). The Compensation Committees determined that the Aircraft usage policy and levels of usage and costs were consistent with those offered by large multinational companies like Carnival Corporation & plc.
In lieu of participation in the Carnival Corporation Nonqualified Savings Plan which was discontinued in accordance with Section 457A of the U.S. Internal Revenue Code, the Compensation Committees approved a program that provides for payment of additional annual compensation directly to these employees in an amount equal to what would have been deposited on behalf of those employees into that plan, less, as described below, any amount Carnival Corporation contributes to the Carnival Corporation Fun Ship Savings Plan, a 401(k) plan (the “401(k) Plan”). These payments are taxable as ordinary income.
Beginning with the 2010 calendar year, the 401(k) Plan was amended and currently allows Mr. Weinstein, Mr. Bernstein, Mr. Burke, Ms. Deynes, and Mr. Miguez (as well as all other highly compensated employees) to defer a limited amount of compensation into the 401(k) Plan subject to nondiscrimination testing. In fiscal 2023, Carnival Corporation made matching contributions to the 401(k) Plan under the plan’s formula, subject to nondiscrimination testing.
The perquisites received by each Named Executive Officer in fiscal 2023, as well as their incremental cost to Carnival Corporation & plc, are reported in the “Summary Compensation Table” and its accompanying footnotes.

POST-EMPLOYMENT COMPENSATION OBLIGATIONS

Carnival Corporation & plc does not have any change of control agreements that provide cash severance to our Named Executive Officers upon a change of control of Carnival Corporation & plc. Carnival Corporation & plc does not have employment agreements with any of our Named Executive Officers that provide cash severance benefits in connection with the termination of the executive’s employment, with the exception of the employment agreement with Mr. Thamm.
Mr. Thamm was provided notice of separation and ceased providing services to us in April 2023. His employment agreement includes a 12-month notice period that will end in April 2024. During this notice period, he is subject to a non-compete provision. Under the terms of the settlement agreement between Carnival plc and Mr. Thamm, which outlines the terms of his separation, Mr. Thamm continues to receive his base salary as provided in his employment agreement in monthly installments of €71,687.50 until April 30, 2024, and he will also receive an additional lump sum payment of €1,139,750 in February 2024 to settle all claims relating to variable (bonus) compensation. Mr. Thamm’s outstanding equity grants will also continue to vest in accordance with the retirement provisions of the 2014 Employee Share Plan and the grant agreements. Mr. Thamm is

CARNIVAL CORPORATION & PLC 2024 PROXY STATEMENT | 63

Compensation
Compensation Discussion and Analysis and Carnival plc Directors’ Remuneration Report (Part I)
also eligible to continue to receive certain benefits he received prior to his separation through April 2024.
Mr. Burke and Ms. Deynes entered into Confidentiality Agreements and Restrictive Covenants providing that they are entitled to six months base salary as compensation for their confidentiality and further agreement not to engage in competition with us for a period of six months following their termination of employment. The Compensation Committees believe that the consideration provided to Mr. Burke and Ms. Deynes under these agreements is reasonable.
Upon termination of employment for certain circumstances or upon a change of control, our Named Executive Officers, excluding Mr. Thamm, may be entitled to retain or receive accelerated vesting of equity grants. Under the terms of the Carnival Corporation 2020 Stock Plan, however, the default provision upon a change in control would provide only for a “double trigger” acceleration of equity grants (such that no acceleration would occur unless the participant’s employment were subsequently terminated by Carnival Corporation & plc (or its successor) without cause). These benefits are provided under the terms of the Carnival Corporation 2020 Stock Plan and the grant agreements. However, none of our Named Executive Officers are entitled to receive any tax gross-up payments in respect of their severance benefits or accelerated equity grants.
The benefits that our Named Executive Officers may be eligible to receive in connection with the termination of their employment or upon a change of control are described in detail in the “Potential Payments Upon Termination or Change of Control” section.
The Compensation Committees believe that these arrangements are reasonable and encourage executives to comply with post-termination non-compete and other restrictive covenants and to cooperate with us both before and after their employment is terminated.

PENSIONS AND DEFERRED COMPENSATION PLANS

Carnival Corporation & plc do not operate any defined benefit pension or deferred compensation programs for the Named Executive Officers.
64 | CARNIVAL CORPORATION & PLC 2024 PROXY STATEMENT

Compensation
Compensation Discussion and Analysis and Carnival plc Directors’ Remuneration Report (Part I)
PROCESS FOR MAKING COMPENSATION DETERMINATIONS

Early Fiscal Year

Compensation Approach

- The Compensation Committees determine the compensation policy and approach for the fiscal year
- Our CEO and the Chair of the Boards of Directors recommend key initiatives and goals for Carnival Corporation & plc to the Compensation Committees

Mid-Fiscal Year

Evaluate Program

- The Compensation Committees consult with the leadership team and independent consultants on matters such as compensation planning, staffing levels and retention incentives with the goals of supporting employees and attracting necessary personnel
- The Compensation Committees meet and discuss with our CEO, Chair of the Boards of Directors and the Chief Human Resources Officer

Post-Fiscal Year

Final Board Deliberations

- Our CEO, Chair of the Boards, and the Compensation Committees review the results of progress towards goals and other material items relating to overall Carnival Corporation & plc performance
- Our CEO reviews: (1) annual competitive market analysis provided by the independent consultant (2) individual Named Executive Officer performance (3) performance results of the group of brands or company-wide results and then provides the Compensation Committees with recommended total target compensation levels for each Named Executive Officer, except for his own
- The Compensation Committees determine CEO and Named Executive Officer compensation by evaluating their individual performance against set performance objectives in addition to the overall performance of Carnival Corporation & plc

CARNIVAL CORPORATION & PLC 2024 PROXY STATEMENT | 65

Compensation
Compensation Discussion and Analysis and Carnival plc Directors’ Remuneration Report (Part I)
ADDITIONAL CONTEXT FOR 2023 DECISIONS
In fiscal 2023, the Compensation Committees continued to consult with their independent consultants and executive management on matters such as compensation planning, staffing levels, and retention incentives with the goals of supporting employees, attracting necessary personnel, and recognizing the extraordinary efforts of management and the workforce in navigating the pause and resumption of guest cruise operations. The Compensation Committees took into consideration business needs and the impact of decisions on employees and shareholders. The Compensation Committees exercised independent judgment when consulting with or receiving advice from management, executive Directors, or compensation consultants.
After the fiscal year was completed, our CEO and our Chair of the Boards of Directors reviewed with the
Compensation Committees the results of those initiatives, progress towards goals, and other material items relating to overall Carnival Corporation & plc performance. Our CEO reviewed the annual competitive market analysis provided by the independent consultant, as well as individual performance of each Named Executive Officer and the results of the group of brands or company-wide results, as appropriate, and provided the Compensation Committees with recommended total target compensation levels for each Named Executive Officer, except for his own. The compensation for our Named Executive Officers was then determined by the Compensation Committees using their discretion to evaluate the individual performance of our Named Executive Officers and the overall performance of Carnival Corporation & plc.

IMPACT OF REGULATORY REQUIREMENTS ON COMPENSATION
In making determinations regarding executive compensation, the Compensation Committees consider relevant issues relating to accounting treatment, tax treatment (both company and individual), and regulatory requirements. The global nature of Carnival Corporation & plc’s operations necessarily means that monitoring these technical issues and considering their potential impact on the appropriate design and operation of executive remuneration programs is an increasingly complex exercise. Technical issues are evaluated in light of Carnival Corporation & plc’s philosophy and objectives for executive compensation and their corporate governance principles, as described earlier in this Compensation Discussion and Analysis.

INDEPENDENT COMPENSATION CONSULTANTS
The Compensation Committees have engaged Frederic W. Cook & Co., Inc. (“FW Cook”) (together with its UK affiliated firm, FIT Remuneration Consultants LLP (“FIT”)) to assist in their annual review of our executive and Director compensation programs. The Compensation Committees believe that FW Cook and FIT provided objective advice to the Compensation Committees. FW Cook and FIT provide no other services to Carnival Corporation & plc and have no other connections with Carnival Corporation & plc or individual Directors.
During fiscal 2023, a consultant from FW Cook attended meetings of the Compensation Committees and provided FW Cook’s views on proposed actions by the Compensation Committees.
In accordance with the New York Stock Exchange rules relating to compensation consultant independence, the Compensation Committees have determined that FW Cook and FIT and their consultants are independent after taking into consideration the factors set forth in the New York Stock Exchange rules. Pursuant to the foregoing factors, the Compensation Committees have determined that FW Cook’s and FIT’s work raised no conflicts of interest.

66 | CARNIVAL CORPORATION & PLC 2024 PROXY STATEMENT

Compensation
Compensation Discussion and Analysis and Carnival plc Directors’ Remuneration Report (Part I)
PEER GROUP CHARACTERISTICS

The Compensation Committees perform an annual review of the compensation practices of certain other publicly-listed companies with the assistance of their consultant. This annual market assessment consists of an analysis of executive pay at a group of publicly-listed peer companies.
In April 2019, based on the recommendations of FW Cook, the Compensation Committees approved a peer group listed below (the “Peer Group”), which was used when assessing the fiscal 2023 compensation for our Named Executive Officers. The Peer Group consists of 19 publicly-listed companies from diverse industries that exhibit similar pre-COVID-19 pandemic size and business characteristics with Carnival Corporation & plc, noting also that not all members of the Peer Group were impacted by the COVID-19 pandemic in the same way. At the time the Peer Group was approved, our revenue ranked at the 45th percentile and market capitalization ranked at the 59th percentile of the Peer Group. We operate in a niche industry with a limited number of other publicly traded cruise operators. The Peer Group reflects the market in which we may compete for business, investor capital, and/or executive talent and was considered to be more closely aligned to our business complexity, breadth, scope, median reviews, and market capitalization. The Peer Group used in assessing fiscal 2023 compensation reflects a balanced group of companies in the consumer discretionary sector, including travel and hospitality, media, retailing, services, and transportation companies. For these reasons, the Compensation Committees continued to believe that this set of companies was an appropriate reference group in assessing executive compensation for fiscal 2023.

PEER GROUP COMPANIES
• American Airlines Group Inc.	• Kimberly-Clark Corporation	• Norwegian Cruise Line Holdings Ltd.
• Darden Restaurants, Inc.	• Las Vegas Sands Corp.	• Royal Caribbean Cruises Ltd.
• Delta Air Lines, Inc.	• Live Nation Entertainment, Inc.	• Starbucks Corporation
• FedEx Corporation	• Marriott International, Inc.	• United Continental Holdings, Inc.
• General Mills, Inc.	• McDonald’s Corporation	• United Parcel Service, Inc.
• Hilton Worldwide Holdings Inc.	• MGM Resorts International
• International Consolidated Airlines Group, S.A.	• Mondelēz International, Inc.
CHANGES TO PEER GROUP FOR ASSESSING FISCAL 2024 COMPENSATION
In July 2023, our Compensation Committees approved a new compensation peer group for use in evaluating fiscal 2024 compensation. This was the first update to our peer group since 2019. This revised peer group will better reflect where Carnival Corporation & plc is currently positioned following the impacts that the pandemic and subsequent return to full guest cruise operations had on key metrics such as revenue, enterprise value, and certain financial metrics that the Committees consider in approving our peer group.
New additions to the peer group include Expedia Group Inc., Caesars Entertainment Inc., Southwest Airlines Co., and Booking Holdings Inc.
The updated peer group no longer includes FedEx Corporation, General Mills Inc., Kimberly-Clark Corporation, Mondelēz International Inc., or United Parcel Service Inc.
These changes were enacted to rebalance our compensation peer group, applying our established philosophy of balancing peers’ market capitalization, revenue, sector, business complexity, breadth, scope, and potential candidate pool overlap.

CARNIVAL CORPORATION & PLC 2024 PROXY STATEMENT | 67

Compensation
Compensation Discussion and Analysis and Carnival plc Directors’ Remuneration Report (Part I)
COMPETITIVE MARKET (PEER GROUP) COMPARISON
Annually, the Compensation Committees’ independent consultant, FW Cook, conducts a competitive market review to assist the Compensation Committees in their assessment of our Named Executive Officers’ competitive positioning of total compensation relative to the markets in which Carnival Corporation & plc competes for executive talent. FW Cook conducted a competitive market assessment on behalf of the Compensation Committees for fiscal 2023. The Compensation Committees reviewed our aggregate Named Executive Officer total compensation in comparison to the competitive market, which consists of the Peer Group as well as third-party surveys that reflect a broad database of hundreds of companies.
The Compensation Committees were not provided with the identities of the companies in the surveys generally (or of the subsets of companies which had data for relevant comparable positions). As applicable, any utilized survey data was combined with the data for the Peer Group to produce a consolidated aggregated competitive market range for total direct compensation.
These analyses suggest that, in the aggregate, total direct compensation levels for our Named Executive Officers are generally below competitive market levels, which is being addressed. The Compensation Committees, as advised by FW Cook, consider total direct compensation to be generally competitive when within a range of 15% above or below the market median. Actual pay positioning can vary based on factors including job responsibilities, experience, impact of role, and individual performance.
Consistent with the approach that the Compensation Committees take in reviewing each element of total direct compensation, the Compensation Committees utilize these analyses to assess the extent to which the compensation provided to our Named Executive Officers is generally consistent with that offered by companies with whom Carnival Corporation & plc competes for executive-level talent. The Compensation Committees do not use these analyses to peg any particular element of compensation (or total compensation) to any specific targeted Peer Group level.

STOCK OWNERSHIP POLICY

Our Boards of Directors and Compensation Committees believe it is important for Directors and executive officers to build and maintain a long-term ownership position in Carnival Corporation or Carnival plc shares to align their financial interests with those of our shareholders and to encourage the creation of long-term value. Our compensation structure provides for a significant percentage of compensation to be equity-based, which places a substantial portion of compensation at risk over a long-term period. Accordingly, our executive officers, including our Named Executive Officers who are currently executive officers, are subject to a stock ownership policy. The policy specifies target ownership levels of Carnival Corporation or Carnival plc shares for each executive expressed in terms of the value of the equity holdings (excluding unvested performance grants) as a multiple of each executive officer’s base salary. The target ownership levels are as follows:

Officers	Ownership Target—Multiple of Base Salary		Compliance Period
Chair and/or CEO	● ● ● ● ● ●	6x salary	5 years from appointment or promotion
Vice Chair	● ● ● ●	4x salary
Other Executive Officers	● ● ●	3x salary
Individuals who are newly designated as executive officers are expected to be in compliance with the stock ownership policy within five years of the date of becoming an executive officer. The stock ownership policy provides that an executive officer will be deemed to be in compliance with the ownership requirements if the decline in the Carnival Corporation or Carnival plc share price results in the executive officer falling below the applicable ownership level, provided that they were in compliance prior to the share price movement and do not sell or transfer ownership of any such shares until after the ownership target has again been achieved, unless otherwise approved by the Boards of Directors. All of our

68 | CARNIVAL CORPORATION & PLC 2024 PROXY STATEMENT

Compensation
Compensation Discussion and Analysis and Carnival plc Directors’ Remuneration Report (Part I)
executive officers are in compliance with this Board-mandated requirement through share ownership or by virtue of being in the initial five-year period. Mr. Bernstein has achieved the stock ownership requirement and Mr. Miguez, Mr. Burke, Mr. Weinstein and Ms. Deynes, who were appointed within the last five years and have additional time to meet the requirements of the stock ownership policy.
Carnival Corporation & plc does not make any commitment to any persons covered by the stock ownership policy that they will receive any particular level of equity-based grants. The stock ownership policy provides that executive officers be required to retain at least 50% of the shares received upon release after deducting withholding taxes, until their target ownership is achieved.

HEDGING POLICY

Because we believe it is improper and inappropriate for any Board member or employee to engage in short-term or speculative transactions involving Carnival Corporation & plc securities, our Securities Trading Policy provides that they may not engage in any of the following activities with respect to Carnival Corporation & plc securities at any time:
•
purchasing of shares of either Carnival Corporation or Carnival plc on margin;

•
short sales; or

•
buying or selling puts, calls or other derivatives in respect of Carnival Corporation & plc securities.

Board members and employees may pledge shares, including as part of a margin account, but they are warned that sales of such shares could have securities law implications, including under Section 16 of the U.S. Securities Act, as well as market disclosure and other obligations under the UK Market Abuse Regulation (“MAR”).
Although we discourage speculative hedging transactions, employees (other than executive officers) are permitted to engage in long-term hedging transactions that are designed to protect their investment in Carnival Corporation and Carnival plc shares (i.e., the hedge must be for at least one year and relate to shares or options held by the individual). Any such transactions must be pre-cleared by the Global Legal Services Department. Because these activities raise issues under the U.S. federal securities laws as well as MAR, any person intending to engage in permitted hedging transactions is strongly urged to consult his or her own legal counsel.
Our Securities Trading Policy provides additional restrictions for Directors and executive officers. They are prohibited from purchasing, selling or writing any exchange-traded call and put options that have Carnival Corporation or Carnival plc shares as the underlying security. In addition, Directors and executive officers may not engage in any hedging transaction on Carnival Corporation or Carnival plc shares that they beneficially own, including, but not limited to, “forward contracts,” “collars,” “equity swaps” or “straddles.”

CLAWBACK POLICY

In June 2023, the SEC approved the NYSE’s proposed listing standards to implement the SEC’s clawback rule adopted pursuant to the requirements of Section 954 of the Dodd-Frank Act. The listing standards require all NYSE-listed companies to adopt a clawback policy for current and former Section 16 officers (“Covered Executives”) by December 1, 2023. In October 2023, the Compensation Committees approved the Carnival Corporation & plc Clawback Policy (the “Clawback Policy”). The Clawback Policy requires the Compensation Committees, subject to certain narrow exceptions permitted by the NYSE listing standards, to recover from Covered Executives erroneously awarded compensation in the event of a restatement of our financial statements due to material noncompliance with federal securities laws. Incentive-based compensation that was “received” during the three fiscal years preceding the restatement, beginning with performance periods ending after October 3, 2023, is subject to recoupment.
The Clawback Policy is supplemental to the clawback provisions in the Carnival plc 2020 Stock Plan, the equity grant agreements and the MIP bonus plan,

CARNIVAL CORPORATION & PLC 2024 PROXY STATEMENT | 69

Compensation
Report of the Compensation Committees
which incorporate the Clawback Policy by reference. The pre-existing provisions give the Compensation Committees authority to recover equity grants and annual bonus incentives from executive officers and non-executives in the event Carnival Corporation & plc is required to restate their financial statements due to fraud or in the event of other misconduct. A copy of the Clawback Policy was filed as an exhibit to our Annual Report on Form 10-K for fiscal 2023.

Report of the Compensation Committees
The Compensation Committees have reviewed the Compensation Discussion and Analysis and discussed it with the management of Carnival Corporation & plc. Based on their review and discussions with management, the Compensation Committees recommended to our Boards of Directors that the Compensation Discussion and Analysis be incorporated by reference into the Carnival Corporation & plc 2023 joint Annual Report on Form 10-K and included in the Carnival Corporation & plc 2024 Proxy Statement. This Report is provided by the following independent Directors, who comprise the Compensation Committees:

THE COMPENSATION COMMITTEE OF CARNIVAL CORPORATION THE COMPENSATION COMMITTEE OF CARNIVAL PLC
Compensation Committee Interlocks and Insider Participation
During fiscal 2023, the Compensation Committees were comprised of the four independent Directors listed above. No member of the Compensation Committees is a current, or during fiscal 2023 was a former, officer or employee of Carnival Corporation, Carnival plc, or any of their subsidiaries. During fiscal 2023, no member of the Compensation Committees had a relationship that must be described under the SEC rules relating to disclosure of related person transactions. In fiscal 2023, none of our executive officers served on the board of directors or compensation committee of any entity that had one or more of its executive officers serving on the Board or the Compensation Committee of Carnival Corporation or Carnival plc.

70 | CARNIVAL CORPORATION & PLC 2024 PROXY STATEMENT

Compensation
Compensation Tables
Compensation Tables
SUMMARY COMPENSATION TABLE

Although Carnival Corporation and Carnival plc are two separate entities, our business is run by a single senior management team. The following tables, narrative, and footnotes discuss the compensation of our CEO, our Chief Financial Officer, our three other most highly compensated executive officers for the year ended November 30, 2023, and one former executive officer for whom disclosure would have been provided pursuant to Item 402 of Regulation S-K but for the fact that he was not serving as an executive officer at the end of fiscal 2023, who are referred to as the Named Executive Officers. Mr. Thamm’s cash compensation was payable in euro. These euro amounts have been converted into U.S. dollars at the average U.S. dollar to euro exchange rate for fiscal 2023 of $1.08:€1. The value for Carnival plc ordinary shares has been converted from sterling into U.S. dollars based on the exchange rate on the date of grant, being $1.20:£1 on February 21, 2023.

Name and Principal Position	Fiscal Year	Salary ($)	Stock Grants(1) ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation(2) ($)	Total ($)
Josh Weinstein President, CEO and Chief Climate Officer	2023	1,250,000	7,460,811	4,650,000	447,792	13,808,603
	2022	983,333	4,695,000	2,044,644	291,176	8,014,153
David Bernstein Chief Financial Officer and Chief Accounting Officer	2023	850,000	5,429,987	2,232,000	348,907	8,860,894
	2022	850,000	0	1,320,000	418,671	2,588,671
	2021	750,000	2,129,909	2,000,000	77,298	4,957,207
William Burke Chief Maritime Officer	2023	700,000	839,983	930,000	95,731	2,565,714
	2022	641,333	0	550,000	93,550	1,284,883
Bettina Deynes Chief Human Resources Officer(3)	2023	425,000	402,485	558,000	77,876	1,463,361
Enrique Miguez General Counsel	2023	600,000	884,978	837,000	194,336	2,516,314
	2022	500,000	0	385,000	216,484	1,101,484
	2021	437,500	219,991	600,000	106,292	1,363,783
Michael Thamm Group CEO of Costa Group & Carnival Asia(4)	2023	929,070	1,857,342	0	106,757	2,893,169
	2022	911,865	0	1,301,256	109,045	2,322,166
	2021	1,023,698	2,981,753	2,656,080	190,238	6,851,769

(1)
The amounts included in the “Summary Compensation Table” reflect the grant date fair value, assuming no risk of forfeiture, of the grants of Carnival Corporation RSUs and Carnival plc RSUs made to our Named Executive Officers in fiscal 2023, calculated in accordance with ASC 718. The valuation of share-based grants is discussed in Notes 2 and 13 to the financial statements in the Carnival Corporation & plc joint Annual Report on Form 10-K for the year ended November 30, 2023. The amounts reflect the grant date fair value of the fiscal 2022 MTE and PBS grants made in February 2023, and fiscal 2023 TBS and PBS grants made in April 2023, calculated in accordance with ASC 718. The grant date fair value of the MTE, TBS, and PBS grants assuming combined maximum performance (200% of target for the 2023 PBS) is $10,960,808 for Mr. Weinstein, $7,267,482 for Mr. Bernstein, $1,119,976 for Mr. Burke, $664,984 for Ms. Deynes, and $1,234,974 for Mr. Miguez. Mr. Thamm did not receive a 2023 PBS grant and the grant date fair value of his MTE, 2022 PBS and TBS grants assuming combined maximum performance is as noted in the table above. For the proceeds received by the Named Executive Officers upon the vesting of RSUs, see the “Stock Vested for Fiscal 2023” table.

(2)
See the “All Other Compensation” table for additional information.

(3)
Ms. Deynes is a Named Executive Officer for the first time in fiscal 2023.

(4)
Mr. Thamm ended service as an executive officer effective April 5, 2023.

CARNIVAL CORPORATION & PLC 2024 PROXY STATEMENT | 71

Compensation
Compensation Tables
VALUE OF FISCAL 2022 PERFORMANCE EQUITY FOR OUR NAMED EXECUTIVE OFFICERS GRANTED IN 2023
The amounts set forth in the column entitled “Stock Grants” in the “Summary Compensation Table” do not represent the equity-based compensation granted as compensation for fiscal 2023. As required by SEC rules and as described in Note 1 to the “Summary Compensation Table,” the amounts reported in this column reflect the grants made during fiscal 2023. The amounts reported in this column include the values associated with the fiscal 2022 MTE and PBS grants made in fiscal 2023 that are described in the “Disclosure and the Timing of Long-Term Incentive and Equity-Based Compensation” section of the Compensation Discussion and Analysis. Fiscal 2023 equity-based compensation excluding the grants made in fiscal 2023 for fiscal 2022 is as follows:

Name	Fiscal 2023 Equity-based Compensation Value Excluding 2022 MTE and PBS(1) ($)
Josh Weinstein	4,999,990
David Bernstein	2,624,993
William Burke	399,991
Bettina Deynes	374,994
Enrique Miguez	499,992
Michael Thamm	0

(1)
The amounts reflect total fiscal 2023 stock grants, excluding fiscal 2022 MTE and PBS grant values. See also the “Disclosure and the Timing of Equity-Based Compensation” portion of the Compensation Discussion and Analysis for the “Alternative Summary Compensation Table” excluding the 2022 MTE and PBS grant values.

ALL OTHER COMPENSATION
Each component of the “All Other Compensation” column in the “Summary Compensation Table” for fiscal 2023 is as follows:
Name	Compensation in lieu of Savings Plan Profit Sharing Contribution ($)	Employer Contributions to Defined Contribution Plan (401(K)) ($)	Accidental Death or Dismemberment Insurance ($)	Private Medical/ Health Insurance Costs and Premiums(1) ($)	Automobile Lease or Allowance ($)	Tax Advisor Fees and Associated Gross-up ($)	Other(2) ($)	Total ($)
Josh Weinstein	329,464	10,815	139	71,366	24,000	555	11,453	447,792
David Bernstein	261,000	11,550	94	55,821	11,400	—	9,042	348,907
William Burke	23,917	11,550	90	46,751	11,400	—	2,023	95,731
Bettina Deynes	5,823	11,439	120	57,314	—	—	3,180	77,876
Enrique Miguez	106,200	8,225	139	59,771	10,800	—	9,201	194,336
Michael Thamm	—	—	11,647	12,564	19,815	40,183	22,548	106,757

(1)
Certain of our Named Executive Officers are eligible to participate in an executive health insurance program, which includes a fully insured plan and a secondary insured plan. Amounts reported represent the cost of the premiums paid on a Named Executive Officer’s behalf under these plans plus the additional costs of medical services rendered during the fiscal year. Named Executive Officers participating in this plan generally have until March 31, 2023 to submit their 2022 claims for reimbursement and, as a result, these amounts may increase. The maximum amount that may be reimbursed in any year under the secondary plan is $20,000.

(2)
Includes the total amount of other benefits provided, none of which individually exceeded the greater of $25,000 or 10% of the total amount of “All Other Compensation” for the designated Named Executive Officer. These other benefits include driver and security, life and disability insurance premiums, tax planning and return preparation fees, personal transportation and spousal meals.

72 | CARNIVAL CORPORATION & PLC 2024 PROXY STATEMENT

Compensation
Compensation Tables
Additional information with respect to Carnival plc’s compensation and reimbursement practices during fiscal 2022 for Non-Executive Directors is included in
Part II of the Carnival plc Directors’ Remuneration Report, which is attached as Annex B to this Proxy Statement.

GRANTS OF PLAN-BASED AWARDS IN FISCAL 2023

Equity grants and non-equity grants made to the Named Executive Officers during fiscal 2023 are as follows:
	Grant Type		Estimated Possible Payouts Under Non-Equity Incentive Plan Grants(1) ($)			Estimated Possible Payouts Under Equity Incentive Plan Grants(2) (#)			All Other Stock Grants: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock Grants(3) ($)
Name		Grant Date	Threshold	Target	Maximum	Threshold	Target	Maximum
Josh Weinstein	Annual Bonus		1,250,000	2,500,000	5,000,000
	2022 MTE	2/21/2023							112,194	1,248,719
	2022 PBS	2/21/2023							108,904	1,212,102
	2023 TBS	4/21/2023							159,914	1,499,993
	2023 PBS	4/21/2023				186,567	373,134	746,268		3,499,997
David Bernstein	Annual Bonus		600,000	1,200,000	2,400,000
	2022 MTE	2/21/2023							84,007	934,998
	2022 PBS	2/21/2023							168,014	1,869,996
	2023 TBS	4/21/2023							83,955	787,498
	2023 PBS	4/21/2023				97,948	195,895	391,790		1,837,495
William Burke	Annual Bonus		250,000	500,000	1,000,000
	2022 MTE	2/21/2023							17,295	192,493
	2022 PBS	2/21/2023							22,237	247,498
	2023 TBS	4/21/2023							12,793	119,998
	2023 PBS	4/21/2023				14,925	29,850	59,700		279,993
Bettina Deynes	Annual Bonus		150,000	300,000	600,000
	2022 PBS	2/21/2023							2,470	27,491
	2023 TBS	4/21/2023							11,993	112,494
	2023 PBS	4/21/2023				13,993	27,985	55,970		262,499
Enrique Miguez	Annual Bonus		225,000	450,000	900,000
	2022 MTE	2/21/2023							24,707	274,989
	2022 PBS	2/21/2023							9,883	109,998
	2023 TBS	4/21/2023							15,991	149,996
	2023 PBS	4/21/2023				18,657	37,313	74,626		349,996
Michael Thamm	Annual Bonus		0	0	0
	2022 MTE	2/19/2023							55,246	546,272
	2022 PBS	2/19/2023							132,592	1,311,070
(1)
Represents the potential value of the payout of the annual bonuses under the MIP for fiscal 2023 performance. The actual amount of a Named Executive Officer’s annual bonus paid in fiscal 2024 for fiscal 2023 performance is shown in the “Summary Compensation Table” in the “Non-Equity Incentive Plan Compensation” column. For a more detailed description of the potential annual bonus payout, see the description in the “2023 Annual Bonuses” section of the Compensation Discussion and Analysis.

(2)
Represents the potential number of shares earnable under the annual 2023 PBS grant. For a more detailed description of the potential payout under the annual 2023 PBS grant, see the description in the “2023 Long-Term PBS and TBS Incentives” section of the Compensation Discussion and Analysis.

(3)
Represents the full grant date fair values of the equity grants made in fiscal 2023, which were determined based on the assumptions set forth in Notes 2 and 13 to the Carnival Corporation & plc consolidated financial statements included in our Annual Report on Form 10-K for the year ended November 30, 2023 (disregarding estimated forfeitures). The full grant date fair value for a grant is the amount that Carnival Corporation & plc will expense in their financial statements over the grant’s vesting schedule or until the retirement eligibility date, if such date is earlier than the vesting date, when vesting is not contingent upon future performance. The full grant date fair value may not correspond to the actual value that will be realized. The maximum number of 2023 PBS each Named Executive Officer may receive is two times the target number.

CARNIVAL CORPORATION & PLC 2024 PROXY STATEMENT | 73

Compensation
Compensation Tables
NARRATIVE DISCLOSURE TO THE “SUMMARY COMPENSATION TABLE” AND THE “GRANTS OF PLAN-BASED AWARDS IN FISCAL 2023” TABLE

EMPLOYMENT AGREEMENTS
Only one of our Named Executive Officers, Mr. Thamm, had an employment agreement in fiscal 2023. Mr. Thamm was provided notice of separation and ceased providing services to us in April 2023. His employment agreement includes a 12-month notice period that will end in April 2024.
For more detailed information regarding Mr. Thamm’s employment agreement as well as his separation, please refer to the Compensation Discussion and Analysis section and the exhibit index to the Carnival Corporation & plc 2023 joint Annual Report on Form 10-K.

ANNUAL BONUS PLANS
Annual bonuses for our Named Executive Officers are determined based on the MIP. For more detailed information regarding this plan, please refer to the Compensation Discussion and Analysis and the exhibit index to the Carnival Corporation & plc 2023 joint Annual Report on Form 10-K.

EQUITY-BASED COMPENSATION
The Compensation Committees made fiscal 2022 MTE and PBS grants and 2023 TBS and PBS grants to our Named Executive Officers in fiscal 2023.
None of these grants receive dividends or have voting rights. Each grant is credited with dividend equivalents equal to the value of cash and stock dividends, if any, paid on Carnival Corporation common stock or Carnival plc ordinary shares. The dividend equivalents, if any, are settled only when these RSUs are released from restriction.
Please refer to the Compensation Discussion and Analysis for additional detail on these grants. For further information regarding forfeiture and treatment upon termination or change of control, refer to the “Potential Payments Upon Termination or Change of Control” section.

74 | CARNIVAL CORPORATION & PLC 2024 PROXY STATEMENT

Compensation
Compensation Tables
OUTSTANDING EQUITY GRANTS AT FISCAL 2023 YEAR-END

Our Named Executive Officers do not hold options over either Carnival Corporation or Carnival plc shares. Information with respect to outstanding Carnival Corporation restricted shares and RSUs granted by
Carnival Corporation & plc to and held by our Named Executive Officers as of November 30, 2023, except for Mr. Thamm whose RSUs are related to Carnival plc ordinary shares, is as follows:

	Stock Grants
Name	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested(1) ($)	Equity Incentive Plan Grants: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Grants: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Josh Weinstein	19,477(2)	293,324	373,134	5,619,398(3)
	112,194(4)	1,689,642	500,000	7,530,000(5)
	108,904(4)	1,640,094
	159,914(6)	2,408,305
TOTAL	400,489	6,031,364	873,134	13,149,398
David Bernstein	34,020(2)	512,341	195,895	2,950,179(3)
	84,007(4)	1,265,145
	168,014(4)	2,530,291
	83,955(6)	1,264,362
TOTAL	369,996	5,572,140	195,895	2,950,179
William Burke	9,351(2)	140,826	29,850	449,541(3)
	17,295(4)	260,463
	22,237(4)	334,889
	12,793(6)	192,663
TOTAL	61,676	928,841	29,850	449,541
Bettina Deynes	1,597(2)	24,051	27,985	421,454(3)
	2,505(4)	37,725
	2,470(4)	37,198
	11,993(6)	180,615
TOTAL	18,565	279,589	27,985	421,454
Enrique Miguez	3,515(2)	52,936	37,313	561,934(3)
	24,707(4)	372,087
	9,883(4)	148,838
	15,991(6)	240,824
TOTAL	54,096	814,686	37,313	561,934
Michael Thamm	55,683(2)	736,129	0	0
	55,246(4)	730,352
	132,592(4)	1,752,866
TOTAL	243,521	3,219,348	0	0

(1)
Market value of the stock grants is based on the closing price of Carnival Corporation common stock on November 30, 2023 of $15.06, except for the Carnival plc RSUs granted to Mr. Thamm under the Carnival plc 2014 Employee Share Plan, which are based on closing price of Carnival plc ordinary shares on November 30, 2023 of £10.41, which has been converted into $13.22 based on the November 30, 2023 exchange rate of  $1.27:£1.

(2)
Restrictions ordinarily lapse on January 19, 2024.

(3)
Market value is based on target performance assuming 100% payout on the April 2023 PBS grant at November 30, 2023. This grant vests zero to 200% of target based upon the extent to which annual Adjusted EBITDA, as normalized for fuel price changes and currency exchange rate impacts for each of the three fiscal years in the 2023-2025 performance cycle, ROIC for 2025, and carbon intensity reduction metrics, exceed specified performance goals. Additional shares will be provided to take into account dividend reinvestment during the performance period, if any. Restrictions lapse on February 12, 2026.

(4)
Restrictions lapse on February 15, 2024 and February 18, 2025.

(5)
Market value is based on target performance assuming 100% payout on the August 2022 long-term PBS grant to Mr. Weinstein

CARNIVAL CORPORATION & PLC 2024 PROXY STATEMENT | 75

Compensation
Compensation Tables
as at November 30, 2023. This grant vests zero to 200% of target based upon the extent to which the long-term PBS performance measure exceeds specified performance goals.
(6)
Restrictions lapse on February 15, 2024, February 18, 2025, and February 12, 2026.

STOCK VESTED FOR FISCAL 2023

None of our Named Executive Officers held options during fiscal 2023. The following table provides information for our Named Executive Officers on the number of shares acquired upon the vesting of RSUs and the value realized, before the payment of any applicable withholding tax and broker commissions.

	Stock Grants
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting(1) ($)
Josh Weinstein	64,517	756,462
David Bernstein	113,592	1,275,907
William Burke	31,024	348,374
Bettina Deynes	4,034	44,181
Enrique Miguez	7,987	83,614
Michael Thamm	168,452	1,682,332

(1)
The fair market value of Carnival Corporation common stock realized on vesting has been determined using the average of the highest and lowest sale prices reported as having occurred on the New York Stock Exchange on the date of vesting. The fair market value of Carnival plc ordinary shares realized on vesting has been determined using the average of the highest and lowest sale prices reported as having occurred on the London Stock Exchange on the date of vesting. The value for Carnival plc ordinary shares has been converted from sterling into U.S. dollars based on the exchange rate on the date of vesting.

PENSION BENEFIT IN FISCAL 2023

None of the Named Executive Officers participate in any defined benefit pension plans sponsored by Carnival Corporation or Carnival plc.
76 | CARNIVAL CORPORATION & PLC 2024 PROXY STATEMENT

Compensation
Compensation Tables
NONQUALIFIED DEFERRED COMPENSATION IN FISCAL 2023

None of the Named Executive Officers participate in any nonqualified deferred compensation plans sponsored by Carnival Corporation or Carnival plc.
Mr. Weinstein, Mr. Bernstein, Mr. Burke, Ms. Deynes, and Mr. Miguez and other Carnival Corporation employees who are deemed highly compensated employees under IRS regulations (the “HCEs”) are paid a profit-sharing contribution as additional cash compensation under the Carnival Corporation Fun Ship Non-Qualified Savings Plan, a non-tax qualified plan which does not currently have any deferred compensation features. The profit-sharing contributions are based on years of service and are paid as a percentage of eligible pay. Employees hired after January 1, 2020 are not eligible to participate in profit-sharing and no additional years of service are counted after December 31, 2021.
Effective January 2024, the profit-sharing contributions will be discontinued for the Named Executive Officers and other HCEs of Carnival Corporation, subject to payment of the 2023 profit share, with the profit-share percentages fixed in 2021 being rolled into the individuals’ salary and target bonus. The following tables shows the eligible profit-sharing contribution percentages and years of service of the
Named Executive Officers that will be rolled into their fiscal 2024 salary and bonus target:
Name	Years of Service at December 31, 2021	Award (% of Eligible Pay)
Josh Weinstein	20	9%
David Bernstein	24	12%
William Burke	8	2%
Bettina Deynes	2	1%
Enrique Miguez	25	12%
Mr. Weinstein, Mr. Bernstein, Mr. Burke, Ms. Deynes, and Mr. Miguez are also eligible to receive matching contributions under the 401(K) Plan which is contributed to the 401(k) Plan by Carnival Corporation on behalf of these individuals. From January 1, 2021, Carnival Corporation matched 100% of employee deferrals up to 1% of eligible pay plus 50% of employee deferrals that exceed 1% of eligible pay but do not exceed 6% of eligible pay.
“Eligible pay” includes regular pay (before any pre-tax contributions from pay and taxes) and bonus. For matching and profit-sharing contributions, eligible pay does not include amounts in excess of the maximum compensation rate under Internal Revenue Code Section 401(a)(17).

CARNIVAL CORPORATION & PLC 2024 PROXY STATEMENT | 77

Compensation
Potential Payments upon Termination or Change of Control
Potential Payments upon Termination or Change of Control
Each of our Named Executive Officers may be eligible to receive certain payments and benefits in connection with termination of employment under various circumstances. The potential benefits payable to our Named Executive Officers in the event of termination of employment under various scenarios on November 30, 2023 are described below. Since Mr. Thamm was provided notice of separation and ceased providing services to us in April 2023, the below describes actual payments and benefits to be provided in connection with his separation.
In addition to benefits described below, our Named Executive Officers will be eligible to receive any benefits accrued under Carnival Corporation & plc broad-based employee benefit plans, such as distributions under life insurance, disability benefits and accrued vacation pay, in accordance with those plans and policies. These benefits are generally available to all employees.

CASH SEVERANCE BENEFITS

It is the policy of the Compensation Committees for executive officers to have notice periods of not more than 12 months in duration. The Compensation Committees may make an exception to this practice where they believe doing so would be in the best interests of Carnival Corporation and Carnival plc and their shareholders. The Compensation Committees will continue to consider the individual circumstances of each case taking account of best practice in the UK and the U.S. and the expected cost to Carnival Corporation & plc of any termination of an executive’s employment arrangements.
Accordingly, Mr. Weinstein, Mr. Bernstein, and Mr. Miguez have no employment agreements and no entitlement to severance except for possible retention of unvested restricted share grants depending on the circumstances of their separation of employment discussed below.
Mr. Thamm was provided notice of separation without cause and ceased providing services to us in April 2023. His employment agreement includes a 12-month notice period that will end in April 2024. In connection with his separation and under the terms of his agreement, he will receive the amount noted below under “Estimated Cash and Benefits Payments upon Termination of Employment.”
In addition, Mr. Burke is eligible to receive six months’ base salary upon separation from employment for any reason other than for cause and Ms. Deynes is eligible to receive six months’ base salary upon separation from employment in case of termination without cause or change or control, as consideration for their non-competition and non-solicitation obligations pursuant to Confidentiality Agreements and Restrictive Covenants.

78 | CARNIVAL CORPORATION & PLC 2024 PROXY STATEMENT

Compensation
Potential Payments upon Termination or Change of Control
ESTIMATED CASH AND BENEFITS PAYMENTS UPON TERMINATION OF EMPLOYMENT

The following table quantifies the cash compensation or value of benefits that Mr. Burke and Ms. Deynes would receive upon termination of employment, and the cash compensation and value of benefits that Mr. Thamm is entitled to receive in connection with his separation. None of the other Named Executive Officers are eligible to receive cash compensation or benefits upon termination of employment, other than broad-based benefits described above. The amounts shown assume the event that triggered the treatment occurred on November 30, 2023, other than with respect to Mr. Thamm, as noted below. The table does not include amounts they would be entitled to without regard to the circumstances of termination, such as earned or accrued compensation.

Name	Benefit	Termination without Cause ($)	Voluntary Termination ($)	Death or Disability ($)	Change of Control ($)
William Burke	Non-Competition Compensation	350,000	350,000	350,000	350,000
Bettina Deynes	Non-Competition Compensation	212,500	0	0	212,500
TOTAL		562,500	350,000	350,000	562,500
Michael Thamm	Separation Compensation	1,636,619(1)	N/A	N/A	N/A
TOTAL		1,636,619	N/A	N/A	N/A

(1)
This amount represents estimated compensation payable to Mr. Thamm from November 30, 2023 through April 30, 2024. Mr. Thamm was provided notice of separation and ceased to provide services to us in April 2023. Under the terms of his separation as well as the settlement agreement, Mr. Thamm continues to receive his base salary as provided in his employment agreement in monthly installments of €71,687.50 until April 30, 2024, and he will also receive an additional lump sum payment of €1,139,750 in February 2024 to settle all claims relating to variable (bonus) compensation. Mr. Thamm also continues to be eligible for certain benefits through April 2024, including automobile lease or allowance ($7,884 estimated from November 30, 2023 to April 30, 2024) and health, accidental, life and permanent disability insurance ($10,692 estimated from November 30, 2023 to April 30, 2024). Mr. Thamm’s separation compensation is payable in euro and has been converted into U.S. dollars using the average U.S. dollar to euro exchange rate for fiscal 2023 of $1.08:€1.

EQUITY-BASED COMPENSATION

Vesting of RSUs upon termination of a Named Executive Officer’s employment is dependent upon the reasons his or her employment is terminated, the terms of the respective equity plan and the associated equity grant agreement. Equity grants made to our Named Executive Officers are subject to the same terms as all other participants generally.

CARNIVAL CORPORATION 2020 STOCK PLAN
All our Named Executive Officers, except Mr. Thamm, have received annual equity grants under the Carnival Corporation 2020 Stock Plan (“CC 2020”). Mr. Thamm has received grants under the Carnival plc 2014 Employee Share Plan (“Plc 2014”). The following table summarizes the types of equity grants held by our Named Executive Officers under each of CC 2020 and Plc 2014 as of November 30, 2023:

Name	Long-Term PBS	MTE	PBS	TBS
Josh Weinstein	CC 2020	CC 2020	CC 2020	CC 2020
David Bernstein, William Burke, Bettina Deynes, and Enrique Miguez		CC 2020	CC 2020	CC 2020
Michael Thamm		Plc 2014	Plc 2014	Plc 2014
CARNIVAL CORPORATION & PLC 2024 PROXY STATEMENT | 79

Compensation
Potential Payments upon Termination or Change of Control
The terms of the Carnival Corporation 2020 Stock Plan and the equity grant agreements applicable to participants generally provide that upon termination for death or disability, all unvested equity grants will immediately vest.
Upon involuntary termination within 12 months after a change of control, the restricted period on all RSUs immediately expires.
Change of control means the occurrence of any of the following:
•
the acquisition by any individual, entity or group of beneficial ownership of 50% or more of either:

(A)
the then-outstanding shares of common stock of Carnival Corporation; or

(B)
the combined voting power of the then-outstanding voting securities of Carnival Corporation and Carnival plc entitled to vote generally in the election of Directors, except that this provision does not apply to affiliated companies or the Arison family;

•
the incumbent Directors cease to constitute at least a majority of the Boards of Directors;

•
the dissolution or liquidation of Carnival Corporation;

•
the sale, transfer, or other disposition of all or substantially all of the business or assets of Carnival Corporation; or

•
the consummation of a reorganization, recapitalization, merger, consolidation, statutory share exchange or similar form of corporate transaction involving Carnival Corporation that requires the approval of the shareholders, whether for such transaction or the issuance of securities in the transaction.

Upon involuntary termination within 12 months after a change of control, the restricted period on all RSUs immediately expires. All of the equity grants made to participants, including our Named Executive Officers, contain clawback and forfeiture provisions in the event of a violation of confidentiality or non-compete provisions (which restrict them from competing with Carnival Corporation & plc for the remainder of the grant’s vesting period) or fraud or conduct contributing to any financial restatements or irregularities.

CARNIVAL PLC 2014 EMPLOYEE SHARE PLAN
Mr. Thamm is the only Named Executive Officer who received grants under the Carnival plc 2014 Employee Share Plan. He received MTE, PBS, and TBS grants under the Carnival plc 2014 Employee Share Plan. Mr. Thamm receives the same treatment under the plans as other participants generally. Mr. Thamm was provided notice of separation and ceased providing services to us in April 2023. His outstanding grants will continue to vest in accordance with the retirement provisions of the 2014 Employee Share Plan and the grant agreements.

POTENTIAL VALUE OF EQUITY GRANTS UPON TERMINATION OF EMPLOYMENT OR CHANGE OF CONTROL

The following table details the value of all outstanding RSU grants that would have become vested, or that could have continued to vest, subject to any non-compete and confidentiality requirement, for termination of employment or upon a change of control as of November 30, 2023, other than with respect to Mr. Thamm, as described below. The true value of these equity grants for future vesting periods is subject to market fluctuations occurring over time.

80 | CARNIVAL CORPORATION & PLC 2024 PROXY STATEMENT

Compensation
Potential Payments upon Termination or Change of Control
ESTIMATED POTENTIAL VALUE OF EQUITY GRANTS(1)(2)

Name	Termination without Cause ($)	Death or Disability ($)	Retirement ($)	Change of Control(3) ($)
Josh Weinstein	1,298,597	19,180,762	0	19,180,762
David Bernstein	1,480,220	8,522,318	5,059,799	8,522,318
William Burke	232,187	1,378,382	788,015	1,378,382
Bettina Deynes	14,507	701,043	0	701,043
Enrique Miguez	203,161	1,376,620	0	1,376,620
Michael Thamm(4)	3,219,518	N/A	N/A	N/A
TOTAL	6,448,191	31,159,125	5,847,813	31,159,125

(1)
The value for RSUs is based on the closing price of Carnival Corporation common stock on November 30, 2023 of $15.06, except for the Carnival plc RSUs held by Mr. Thamm, which is based on the closing price of Carnival plc ordinary shares on November 30, 2023 of £10.41, which has been converted into $13.22 based on the November 30, 2023 exchange rate of $1.27:£1.

(2)
The value of the RSUs are reflected using the target number of RSUs granted.

(3)
Termination of employment is required to trigger acceleration upon a change of control.

(4)
Mr. Thamm was provided notice of separation and ceased providing services to us in April 2023. His MTE, PBS, and TBS grants will continue to vest in accordance with the retirement provisions of the 2014 Employee Share Plan and the grant agreements.

CARNIVAL CORPORATION & PLC 2024 PROXY STATEMENT | 81

Compensation
U.S. CEO Pay Ratio
U.S. CEO Pay Ratio
In accordance with SEC rules, we are providing the ratio of the annual total compensation of our CEO to the annual total compensation of our median employee. The 2023 annual total compensation of our CEO as set forth in the Summary Compensation Table is $13,808,603, the 2023 annual total compensation of our median compensated employee is $16,789, and the ratio of these amounts is 822 to 1. Our median compensated employee population consists primarily of ship-based employees who work fewer than twelve months of the year.
Employee	2023 Annual Total Compensation ($)	Pay Ratio
CEO	13,808,603	822:1
Median employee, other than our CEO	16,789
This pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules based on our global human resources and payroll systems of record and the methodology described below. Because the SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates, and assumptions in calculating their own pay ratios.
To identify our median employee, we used total cash compensation for our estimated employee population of 104,970 as of September 30, 2023. Our workforce includes a large number of ship-based employees who typically work six to eleven months of the year and, as permitted by SEC rules, we did not annualize the pay for our employees when identifying our median employee.
We then applied a valid statistical sampling methodology to identify employees who were paid within a 1% range of the median. From these employees, we then identified a representative median employee from this group and calculated that employee’s annual total compensation in fiscal 2023 consistent with Item 402(c) of Regulation S-K. This figure includes gratuities directly billed to our guests but excludes any cash gratuities paid directly to the employee by guests. It also excludes room and meals, transportation to and from the ship, and medical care, which are provided to our ship-based employees without charge.

Pay versus Performance
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, following is information about the relationship between executive “compensation actually paid” and our financial performance. This disclosure does not reflect the value actually received or realized by our Named
Executive Officers or how our Compensation Committees evaluate compensation decisions. Please refer to the “Compensation Discussion and Analysis” section for a discussion of our executive compensation program objectives and program design to align executive compensation with our performance.

82 | CARNIVAL CORPORATION & PLC 2024 PROXY STATEMENT

Compensation
Pay versus Performance
Tabular Disclosure of Compensation Actually Paid versus Performance

The following table discloses information on “compensation actually paid” (“CAP”) to our principal executive officers (the “PEOs”) and the average CAP to our other Named Executive Officers (the “non-PEO NEOs”) during the specified years alongside total shareholder return (“TSR”) and net income metrics, as well as a company-selected measure of Adjusted Operating Income. We selected this measure as the most important in linking compensation actually paid to our Named Executive Officers for 2023 to our performance, as Adjusted Operating Income was the predominant metric used in evaluating company-wide performance under our annual bonus plan and is described in more detail in the “Compensation Discussion and Analysis” section above.

Year	Summary Compensation Table Total for PEO(1) ($)	Compensation Actually Paid to PEO(2) ($)	Summary Compensation Table Total for Former PEO(3) ($)	Compensation Actually Paid to Former PEO(2) ($)	Average Summary Compensation Table Total for Non-PEO NEOs(4) ($)	Average Compensation Actually Paid to Non-PEO NEOs(2) ($)	Value of Initial Fixed $100 Investment Based On:		Net Income (In millions)(6) ($)	Adjusted Operating Income(7) ($)
							Total Shareholder Return ($)	Peer Group Total Shareholder Return(5) ($)
2023	13,808,603	23,274,493	—	—	3,659,890	5,224,395	75.38	103.18	(74)	1,887
2022	8,014,153	7,895,313	11,144,435	5,815,515	1,824,301	1,330,122	49.70	80.09	(6,093)	(3,914)
2021	—	—	15,063,788	11,157,235	3,304,831	2,721,255	88.19	102.56	(9,501)	(1,684)
(1)
Reflects total compensation of our current CEO, Josh Weinstein, as calculated in the Summary Compensation Table (the “SCT”).

(2)
The dollar amounts shown in these columns reflect “compensation actually paid” to the Named Executive Officers calculated in accordance with SEC rules. As required, the dollar amounts include (among other items) unpaid amounts of equity compensation that may be realizable in future periods, and as such, the dollar amounts shown do not represent the actual final amount of compensation earned or actually paid to either individual during the applicable years. The adjustments made to each Named Executive Officer’s total compensation for each year to determine CAP are shown in the tables below. For Mr. Weinstein, information is only included beginning with 2022, the first year in which he served as CEO.

(3)
Reflects the total compensation for our former CEO, Arnold Donald, who served as PEO until August 1, 2022, and is therefore included in this table as an additional PEO in accordance with SEC rules. Amounts shown are calculated in the SCT for each of the years shown.

(4)
Reflects the average total compensation of our non-PEO NEOs, as calculated in the SCT for each of the years shown. Our non- PEO NEOs included in the table above are the following individuals: for 2023: David Bernstein, William Burke, Bettina Deynes, Enrique Miguez, and Michael Thamm; for 2022: David Bernstein, William Burke, Enrique Miguez, and Michael Thamm; and for 2021: Peter Anderson, David Bernstein, Enrique Miguez, Arnaldo Perez, and Michael Thamm.

(5)
Pursuant to SEC rules, the TSR figures assume an initial investment of $100 on November 30, 2020. As permitted by SEC rules, the peer group referenced for purpose of the TSR comparison is the group of companies included in the Dow Jones U.S. Recreational Services Index, which is the industry peer group used for purposes of Item 201(e) of Regulation S-K. The separate Peer Group used by the Compensation Committees for purposes of determining compensation paid to our executive officers is described in the Compensation Discussion & Analysis section under “Peer Group Characteristics.”

(6)
Reflects after-tax net income (loss) prepared in accordance with GAAP for each of the years shown.

(7)
Adjusted Operating Income is a non-GAAP financial measure that represents operating income adjusted for gains and losses on ship sales, restructuring costs and certain other gains and losses that are not part of our core operating business.

CARNIVAL CORPORATION & PLC 2024 PROXY STATEMENT | 83

Compensation
Pay versus Performance
	2023		2022			2021
	Weinstein ($)	Non-PEO NEOs ($)	Donald ($)	Weinstein ($)	Non-PEO NEOs ($)	Donald ($)	Non-PEO NEOs ($)
Total Reported in 2023 SCT	13,808,603	3,659,890	11,144,435	8,014,153	1,824,301	15,063,788	3,304,831
Less, Value of Stock Grants Reported in SCT	7,460,811	1,882,955	5,999,996	4,695,000	0	7,449,735	1,327,423
Plus, Year End Fair Value of Equity Awards Granted in the Year	14,167,138	3,246,175	2,984,968	4,965,000	0	6,289,618	1,205,892
Plus, Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards	2,664,917	109,444	(2,695,390)	(443,809)	(578,848)	(2,925,955)	(507,063)
Plus, Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	0	0	0	0	0	0	0
Plus, Change in Fair Value from Prior Year End to the Vesting Date of Equity Awards Granted in Prior Years that Vested in the Year	94,646	91,840	381,498	54,969	84,669	179,519	45,018
Less, Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	0	0	0	0	0	0	0
Plus, Value of Dividends or Other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	0	0	0	0	0	0	0
Total Adjustments	16,926,701	3,447,459	671,076	4,576,160	(494,179)	3,543,182	743,846
Compensation Actually Paid for Fiscal Year	23,274,493	5,224,395	5,815,515	7,895,313	1,330,122	11,157,235	2,721,255
Tabular Disclosure of Most Important Measures Linking Compensation Actually Paid During 2023 to Company Performance

Below are the most important measures (unranked) used by us to link compensation actually paid to our Named Executive Officers for 2023 to our performance. For further information regarding these performance metrics and their function in our executive compensation program, please see “Compensation Discussion and Analysis” section above.

Adjusted Operating Income
Adjusted Earnings Before Interest and Taxes
Return on Invested Capital
GHG Reduction
Disclosure of the Relationship Between Compensation Actually Paid and Financial Performance Measures

As described in more detail in the “Compensation Discussion and Analysis” section, our executive compensation program reflects a pay-for-performance philosophy. The below graphical illustrations demonstrate the relationship between compensation actually paid to the Named Executive Officers over the last three fiscal years as compared to TSR, Net Income, and Adjusted Operating Income over the last three fiscal years. Generally, compensation actually paid (for both the PEO(s) and non-PEO NEOs) since fiscal 2021 has increased or decreased as each of TSR, Net Income, and Adjusted Operating Income has increased or decreased, respectively. In accordance with
84 | CARNIVAL CORPORATION & PLC 2024 PROXY STATEMENT

Compensation
Pay versus Performance
Item 402(v) of Regulation S-K, we are providing the following descriptions (shown graphically) of the relationships between information presented in the Pay versus Performance table.

CAP vs. Net Income
$11.2M
-$9501.0M
$2.7M
$0.0M
-$6093.0M
$7.9M
$5.8M
$1.3M
-$74.0M
$23.2M
$5.2M
$0.0M
2021
2022
2023
Compensation Actually Paid (First PEO)
Compensation Actually Paid (Second PEO)
Avg. Compensation Actually Paid (Non-CEO NEO)
Net Income (millions)

CAP vs. TSR
$102.56
$103.18
$23.2M
$80.09
$75.38
$88.19
$11.2M
$49.70
$5.8M
$7.9M
$5.2M
$2.7M
$0.0M
$1.3M
$0.0M
2021
2022
2023
Compensation Actually Paid (First PEO)
Compensation Actually Paid (Second PEO)
Avg. Compensation Actually Paid (Non-CEO NEO)
Company TSR
Peer Group TSR

CARNIVAL CORPORATION & PLC 2024 PROXY STATEMENT | 85

Compensation
Pay versus Performance
86 | CARNIVAL CORPORATION & PLC 2024 PROXY STATEMENT

Audit Matters
PROPOSAL 15
Appointment of Auditor of Carnival plc and Ratification of Selection of Independent Registered Public Accounting Firm of Carnival Corporation
PROPOSAL 16
Authorization to Determine the Remuneration of Independent Auditor of Carnival plc
The Audit Committee of the Board of Directors of Carnival plc has selected Deloitte LLP as Carnival plc’s independent auditor for the year ending November 30, 2024. The Audit Committee of the Board of Directors of Carnival Corporation has selected the Deloitte & Touche LLP as Carnival Corporation’s independent registered public accounting firm for the year ending November 30, 2024. Deloitte LLP and Deloitte & Touche LLP are the respective UK and U.S. member firms of the Deloitte Touche Tohmatsu Limited. In doing so, the Audit Committees confirm that the selection is free from third party influence and no restrictive contractual clauses have been imposed on them.
In accordance with the UK auditor rotation requirements, PricewaterhouseCoopers LLP was not eligible to continue as our auditor after the conclusion of their fiscal 2023 audit. As a result, during fiscal 2022, the Audit Committees oversaw a competitive tender process to select a new audit firm for the fiscal 2024 audit. Following a rigorous selection process, the Boards of Directors selected Deloitte & Touche LLP as the independent registered public accounting firm of Carnival Corporation and Deloitte LLP as the independent auditors of Carnival plc for the fiscal 2024 audit, subject to shareholder approval and ratification at the 2024 Annual Meetings of Shareholders. Refer to the Carnival plc Corporate Governance Report (attached as Annex C to this Proxy Statement) for additional information on the audit tender, selection, and auditor transition for the 2024 audit.
At this time, we are unable to anticipate if representatives of both the U.S. and UK firms of PricewaterhouseCoopers LLP as the auditors for fiscal 2023 will be present at the Annual Meetings of Shareholders. If they attend, they will have an opportunity to make a statement if they desire to do so and would be expected to be available to respond to appropriate questions from shareholders. Representatives of both Deloitte LLP and Deloitte & Touche LLP as the auditors for the fiscal 2024 audit are expected to be present at the Annual Meetings of Shareholders, will have an opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions from shareholders.

CARNIVAL CORPORATION & PLC 2024 PROXY STATEMENT | 87

Audit Matters
Report of the Audit Committees
Proposal 15 would appoint Deloitte LLP as the independent auditor of Carnival plc for the fiscal 2024 audit. It is a requirement of Section 489(2) of the Companies Act that Carnival plc appoint its independent auditor before the end of a general meeting at which its annual accounts and reports are laid (which, in the case of Carnival plc, occurs this year at its Annual General Meeting). Proposal 15 would also ratify the selection of Deloitte & Touche LLP as the independent registered public accounting firm of Carnival Corporation.
Although ratification by our shareholders of the appointment of an independent public accounting firm of Carnival Corporation is not legally required, our Boards of Directors believe that such action is desirable as a matter of good corporate governance. If our shareholders do not approve Proposal 15, the Audit Committees will re-evaluate the appointment and consider the selection of another accounting firm.
Under Proposal 16, you are being asked to authorize the Audit Committee of Carnival plc to determine the remuneration of Deloitte LLP as the independent auditor of Carnival plc.

The Boards of Directors unanimously recommend a vote FOR the appointment of Deloitte LLP as Carnival plc’s independent auditor, the ratification of the selection of Deloitte & Touche LLP as Carnival Corporation’s independent registered public accounting firm and the authorization of the Audit Committee of Carnival plc to determine the remuneration of Deloitte LLP.

Report of the Audit Committees
Carnival Corporation and Carnival plc are two separate legal entities and, therefore, each has a separate Board of Directors, each of which in turn has its own Audit Committee. In accordance with their charter, each Audit Committee assists the relevant Board of Directors in carrying out its oversight of:
•
integrity of our financial statements;

•
performance of our internal audit functions, including fraud investigations, internal controls and process efficiencies;

•
independent auditors’ qualifications, independence, and performance; and

•
relevant elements of our risk management programs, including risk management related to financial, information technology, cybersecurity and non-HESS related operational risks, as well as monitoring changes to and compliance with related legal and regulatory requirements.

Both Audit Committees are subject to the audit committee independence requirements under the corporate governance standards of the New York Stock Exchange and relevant SEC rules, and the Audit Committee of Carnival plc is also subject to the requirements of the UK Corporate Governance Code and the Financial Conduct Authority’s Disclosure Guidance and Transparency Rules. The two Audit Committees have identical members and each currently consists of four independent (as defined by the listing standards of the New York Stock Exchange, SEC rules, and the UK Corporate Governance Code) Non-Executive Directors. The Carnival Corporation Board of Directors has determined that each member of the Audit Committees is both “independent” and an “audit committee financial expert,” as defined by SEC rules and New York Stock Exchange listing standards. In addition, the Carnival plc Board of Directors has determined that each member of the Audit Committees has “recent and relevant financial experience” for purposes of the UK Corporate Governance Code and that the Audit Committees as a whole have competence relevant to the sector in which Carnival Corporation & plc operate.
Management has primary responsibility for our financial reporting process, including the system of internal control and risk management, and for the preparation of consolidated financial statements. The independent auditors are responsible for performing an independent audit of our financial statements and

88 | CARNIVAL CORPORATION & PLC 2024 PROXY STATEMENT

Audit Matters
Report of the Audit Committees
expressing an opinion on the conformity of those financial statements with U.S. generally accepted accounting principles, UK-adopted international accounting standards or United Kingdom Generally Accepted Accounting Practice, as applicable. The Audit Committees are responsible for (a) monitoring and overseeing the financial reporting process and the preparation of consolidated financial statements, (b) supervising the relationship between Carnival Corporation and Carnival plc and their independent auditors, (c) overseeing any competitive tender process with respect to audit firms, and (d) reviewing the group’s systems of internal controls and compliance with the group Code of Business Conduct and Ethics. The Audit Committees have met and held discussions with management of Carnival Corporation & plc and the independent auditors. In this context, management represented to the Audit Committees that Carnival Corporation & plc’s consolidated financial statements were prepared in accordance with U.S. generally accepted accounting principles and that Carnival plc’s group financial statements were prepared in accordance with UK-adopted international accounting standards and the parent company financial statements in accordance with United Kingdom Generally Accepted Accounting Practice (United Kingdom Accounting Standards, comprising FRS 101 “Reduced Disclosure Framework,” and applicable law). Where necessary, amendments are made in the Carnival plc financial statements to take advantage of the exemptions available under FRS 101 Reduced Disclosure Framework.
The Audit Committees:
•
reviewed and discussed Carnival Corporation & plc’s audited consolidated financial statements for the year ended November 30, 2023 with Carnival

Corporation & plc’s management and with Carnival Corporation’s independent auditor;
•
reviewed and discussed Carnival plc’s audited consolidated financial statements for the year ended November 30, 2023 with Carnival plc’s management and with Carnival plc’s independent auditor;

•
discussed with the independent auditors the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board, the SEC, and the UK Financial Reporting Council (“FRC”); and

•
received the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board and the FRC regarding the independent auditors’ communications with the Audit Committees concerning independence and discussed with the independent auditors their independence.

The Audit Committees also considered whether the provision to the relevant entity by the independent auditors of non-audit services was compatible with maintaining the independence of the independent auditors under the independence rules in the U.S. and the UK. Based on the reviews and discussions described above, the Audit Committees recommended to the Boards of Directors that the audited consolidated financial statements of Carnival Corporation & plc be included in Carnival Corporation & plc’s Annual Report on Form 10-K for the year ended November 30, 2023 for filing with the SEC. In addition, the Audit Committees recommended that the audited Carnival plc financial statements be included in the Carnival plc Annual Report for the year ended November 30, 2023.

THE AUDIT COMMITTEE OF CARNIVAL CORPORATION THE AUDIT COMMITTEE OF CARNIVAL PLC
CARNIVAL CORPORATION & PLC 2024 PROXY STATEMENT | 89

Audit Matters
Independent Registered Public Accounting Firm
Independent Registered Public Accounting Firm
AUDIT AND NON-AUDIT FEES

PricewaterhouseCoopers LLP were the auditors of Carnival Corporation and Carnival plc during fiscal 2023, fiscal 2022 and fiscal 2021. Aggregate fees billed by PricewaterhouseCoopers LLP for professional services rendered to Carnival Corporation and Carnival plc for the years ended November 30, 2023, 2022 and 2021 were as follows (in millions):

	Fiscal Year Ended
Type of Fee	2023 ($ in millions)	2022 ($ in millions)	2021 ($ in millions)
Audit fees	6.6	6.3	6.0
Audit-related fees	0(1)	0.1	0.3
Tax fees	0	0	0
All other fees	0(1)	0(1)	0(1)
Total	6.6	6.4	6.3

(1)
Less than $50,000.

•
AUDIT FEES for 2023, 2022 and 2021 were for professional services rendered for the integrated audits of the Carnival Corporation & plc consolidated financial statements and systems of internal control over financial reporting, quarterly reviews of our joint Quarterly Reports on Form 10-Q, the audits of the Carnival plc financial statements, consents, registration statements, statutory audits of various international subsidiaries and the issuance of comfort letters.

•
AUDIT-RELATED FEES for 2023 were principally for agreed upon procedures related to customs and border protection data. Audit-related fees for 2022 were principally for services rendered for the audit of one of our sustainability reports. Audit-related fees for 2021 were principally for audit work related to government grants received.

•
ALL OTHER FEES for 2023 were principally for services rendered for UK regulatory reporting. All other fees for 2022 were principally for services rendered for UK regulatory reporting. All other fees for 2021 were principally for agreed upon procedures related to customs and border protection data.

All of the services described above were approved by the Audit Committees (including pre-approval of services relating to registration statements and issuance of comfort letters up to a cap), and in doing so, the Audit Committees did not rely on the de minimis exception set forth in Rule 2-01(c)(7)(i)(C) under Regulation S-X.

POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND PERMISSIBLE NON-AUDIT SERVICES OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committees have adopted Key Policies and Procedures which address, among other matters, pre-approval of audit and permissible non-audit services provided by the independent registered public accounting firm. The Key Policies and Procedures require that all services to be provided by the independent registered public accounting firm must be approved by the Audit Committees prior to the performance of such services. The Audit Committees consider whether the services requested are consistent with the rules of the SEC and UK Financial Reporting Council on auditor independence.

90 | CARNIVAL CORPORATION & PLC 2024 PROXY STATEMENT

Other Proposals
PROPOSAL 17
Receipt of Accounts and Reports of Carnival plc
The Directors of Carnival plc are required by the Companies Act to present Carnival plc’s financial statements, the UK statutory Directors’ Report, the UK statutory Strategic Report and the auditor’s report relating to those accounts to the Carnival plc shareholders. Accordingly, the Directors of Carnival plc lay before the Annual Meetings of Shareholders the Carnival plc accounts and the reports of the Directors and auditor for the year ended November 30, 2023, which have been approved by and signed on behalf of Carnival plc’s Board of Directors and will be delivered to the Registrar of
Companies in the UK following the Annual Meetings of Shareholders. Shareholders are voting to approve receipt of these documents, as UK law does not require shareholder approval of the substance and content of these documents. The UK statutory Directors’ Report is attached as Annex A to this Proxy Statement and the UK statutory Strategic Report accompanies the Carnival plc financial statements. The full accounts and reports of Carnival plc will be available for inspection prior to and during the Annual Meetings of Shareholders.

The Boards of Directors unanimously recommend a vote FOR the receipt of the accounts and reports of Carnival plc for the year ended November 30, 2023.
CARNIVAL CORPORATION & PLC 2024 PROXY STATEMENT | 91

Other Proposals
PROPOSAL 18 — APPROVAL OF THE GRANT OF AUTHORITY TO ALLOT NEW CARNIVAL PLC SHARES
PROPOSAL 18
Approval of the Grant of Authority to Allot New Carnival plc Shares
PROPOSAL 19
Approval of the Disapplication of Pre-Emption Rights Applicable to Carnival plc
Summary
Proposal 18 authorizes the Directors of Carnival plc to allot, until the end of the next Annual General Meeting of Carnival plc (or, if earlier, until the close of business on July 4, 2025), a maximum number of Carnival plc ordinary shares (or to grant rights to subscribe for or convert any securities into ordinary shares up to a maximum aggregate amount) without further shareholder approval. Proposal 19 empowers the Directors of Carnival plc to allot (or sell any ordinary shares which Carnival plc elects to hold in treasury) a maximum number of Carnival plc ordinary shares for cash without first offering them to existing shareholders in accordance with the pre-emption rights that would otherwise be applicable. If given, this power will expire at the end of the next Annual
General Meeting of Carnival plc (or, if earlier, the close of business on July 4, 2025). The authorizations given at the last Annual General Meeting of Carnival plc are due to expire at the end of this year’s Annual General Meeting of Carnival plc. As is the case with many UK companies, these resolutions are proposed each year as the Directors believe occasions may arise from time to time when it would be beneficial for shares to be allotted without further shareholder approval and for shares to be allotted for cash without making a pre-emptive offer. The Carnival plc Directors have no current commitments or plans to allot additional shares of Carnival plc using these authorities.

Discussion
Under Article 30 of the Articles of Association of Carnival plc, the Directors have, for a “prescribed period,” unconditional authority to allot ordinary shares in Carnival plc up to an aggregate nominal amount known as the “allotment amount.”
The power to implement the authority provided by Article 30 is sought each year by the proposal of an ordinary resolution to establish the prescribed period and the allotment amount. By passing this ordinary resolution, shareholders are authorizing the Board of Carnival plc to issue, during the prescribed period, a maximum number of shares having an aggregate nominal value equal to the allotment amount, without further shareholder approval. In the absence of such approval, the issuance of any additional shares would require shareholder approval.

92 | CARNIVAL CORPORATION & PLC 2024 PROXY STATEMENT

Other Proposals
PROPOSAL 19 — Approval of the Disapplication of Pre-Emption Rights Applicable to Carnival plc
Under Article 31 of the Articles of Association of Carnival plc, the Directors have, for the same “prescribed period” referred to above, power to allot a small number of ordinary shares for cash without making a pre-emptive offer to existing shareholders, up to an aggregate nominal amount known as the “disapplication amount.”
The power to implement the authority provided by Article 31 is sought each year by the proposal of a special resolution to establish the disapplication amount. By passing this special resolution, shareholders are authorizing the Board of Carnival plc to issue, during the prescribed period, an amount of shares having an aggregate nominal value equal to the disapplication amount, for cash without first offering them to existing shareholders of Carnival plc.
The Third Amended and Restated Articles of Incorporation of Carnival Corporation do not contain equivalent provisions and holders of Carnival Corporation common stock do not have pre-emption rights. Accordingly, no action is required in respect of the ability of Carnival Corporation to allot shares or to disapply pre-emption rights.
In common with many UK companies, resolutions to renew the prescribed period and re-establish the allotment amount and the disapplication amount are normally proposed each year as the Directors believe occasions may arise from time to time when it would be beneficial for shares to be allotted and for shares to be allotted for cash without making a pre-emptive offer. This is the purpose of Proposal 18 (an ordinary resolution) and Proposal 19 (a special resolution). As usual, the prescribed period is the period from the passing of the resolutions until the end of the next Annual General Meeting (or, if earlier, until the close of business on July 4, 2025).
Guidelines issued by the Investment Association, whose members are some of the largest institutional investors in UK listed companies, require the allotment amount to be limited to one-third of the issued ordinary share capital (except in the case of a fully pre-emptive offer). By reference to Carnival plc’s issued ordinary share capital on January 11, 2024, the maximum allotment amount in paragraph (a) of Proposal 18 is $103,378,991, which is equal to 62,276,500 new Carnival plc ordinary shares, being one-third of the amount of the issued ordinary share capital (excluding treasury shares).
In line with guidance issued by the Investment Association, paragraph (b) of Proposal 18 would give the Directors of Carnival plc authority to allot ordinary shares or grant rights to subscribe for or convert any securities into ordinary shares in connection with a rights issue in favor of ordinary shareholders up to an aggregate nominal amount equal to $206,757,983 (representing 124,553,001 ordinary shares), as reduced by the nominal amount of any shares issued under paragraph (a) of Proposal 18. This amount (before any reduction) represents approximately two-thirds of the issued ordinary share capital (excluding treasury shares) of Carnival plc as at January 11, 2024. However, if they do exercise the authorities given to them if Proposals 18 and 19 are passed, the Directors intend to follow the Investment Association’s recommendations concerning their use (including as regards the Directors standing for election or re-election in certain cases).
The Pre-Emption Group, a group comprising representatives of UK listed companies, investment institutions and corporate finance practitioners and formed under the support of the London Stock Exchange, issued a revised Statement of Principles on Disapplying Pre-Emption Rights in November 2022 (the “Statement of Principles”) to align with the recommendations made in the UK Secondary Capital Raising Review. The revised Statement of Principles recommends that a resolution to disapply the statutory pre-emption rights provided by UK company law should be limited to an amount of equity securities not exceeding 10% of the nominal value of a company’s issued ordinary share capital (with a further authority of no more than 2% to be used only for the purposes of making a follow-on offer to retail investors and existing shareholders).
The powers requested under Proposal 19 reflect the revised Statement of Principles. Proposal 19, if approved, will give the Directors of Carnival plc authority to allot Carnival plc shares and to sell treasury shares for cash otherwise than to existing shareholders in proportion to their holdings (i) up to a maximum nominal value of $31,013,697, representing 10% of Carnival plc’s issued ordinary share capital (excluding treasury shares) on January 11,

CARNIVAL CORPORATION & PLC 2024 PROXY STATEMENT | 93

Other Proposals
PROPOSAL 19 — Approval of the Disapplication of Pre-Emption Rights Applicable to Carnival plc
2024 and (ii) up to an additional maximum nominal amount equal to 20% of any allotments or sales made under (i) (in other words, up to a further 2% of Carnival plc’s issued ordinary share capital (excluding treasury shares)) to be used for follow-on offers of a kind contemplated by paragraph 3 of Section 2B of the revised Statement of Principles. This is equal to 22,419,540 new Carnival plc ordinary shares. The Directors of Carnival plc confirm their intention to follow the shareholder protections in paragraph 1 of Part 2B of the Statement of Principles in the exercise of the power to disapply the statutory pre-emption rights and, in relation to any follow-on offer, the expected features of a follow-on offer as set out in paragraph 3 of Part 2B of the Statement of Principles.
In summary, if Proposals 18 and 19 were passed, the extent of the authority of the Directors to allot new Carnival plc ordinary shares for cash (other than pursuant to an employee share scheme) on terms which would be dilutive to the existing shareholdings of Carnival plc shareholders, without shareholder approval, would be limited to 22,419,540 new Carnival plc ordinary shares. The Directors have no current commitments or plans to allot additional shares of Carnival plc under these authorities. Furthermore, the adoption of Proposals 18 and 19 would have no material effect on the ability of Carnival plc to undertake or defend against a takeover attempt.
We have a program that allows us to obtain an economic benefit when Carnival Corporation common stock is trading at a premium to the price of Carnival plc ordinary shares (the “Stock Swap Program”). In the event Carnival Corporation common stock trades at a premium to Carnival plc ordinary shares, we may elect to sell shares of Carnival Corporation common stock, at prevailing market prices in ordinary brokers’ transactions and repurchase an equivalent number of Carnival plc ordinary shares in the UK market. In the future, we may also re-introduce a program that allows us to obtain an economic benefit when Carnival plc ordinary shares are trading at a premium to Carnival Corporation common shares.
Any realized economic benefit under the Stock Swap Program is used for general corporate purposes.
In June 2021 the Boards of Directors have authorized us to sell up to $500 million of Carnival Corporation common stock in the U.S. market and repurchase up to $500 million of Carnival plc ordinary shares in the UK market as part of the Stock Swap Program.
As of January 11, 2024, 30,566,742 Carnival plc ordinary shares are held by Carnival plc in treasury, representing 16.4% of the issued ordinary share capital (excluding treasury shares) of Carnival plc as at January 11, 2024.

The Boards of Directors unanimously recommend a vote FOR the approval of limits on the authority to allot Carnival plc shares and the disapplication of pre-emption rights for Carnival plc.
94 | CARNIVAL CORPORATION & PLC 2024 PROXY STATEMENT

Other Proposals
PROPOSAL 20—Approval of a General Authority to Buy Back Carnival plc Ordinary Shares
PROPOSAL 20
Approval of a General Authority to Buy Back Carnival plc Ordinary Shares
Shareholder approval is not required for us to buy back shares of Carnival Corporation, but is required under the Companies Act for us to buy back shares of Carnival plc. Accordingly, last year Carnival Corporation and Carnival plc sought and obtained shareholder approval to effect market purchases of up to 18,613,610 ordinary shares of Carnival plc (being approximately 10% of Carnival plc’s ordinary shares in issue (excluding treasury shares)). That approval expires on the earlier of:
(i)
the conclusion of Carnival plc’s 2024 Annual General Meeting; or

(ii)
July 20, 2024.

Shareholder approval to effect market purchases (within the meaning of Section 693(4) of the Companies Act), once the current authorization expires, of up to 18,682,950 ordinary shares of Carnival plc (being 10% of Carnival plc’s ordinary shares in issue as of January 11, 2024 (excluding treasury shares)) is being sought at this year’s Annual Meetings of Shareholders. Since last year’s Annual Meetings of Shareholders and through January 11, 2024, no Carnival plc ordinary shares have been purchased by Carnival plc under that authority and 1,142,117 Carnival plc ordinary shares were purchased by Carnival Corporation under the Stock Swap Program. Carnival Corporation & plc will treat any such purchases made by Carnival Corporation or Carnival Investments Limited under the Stock Swap Programs as if they were made by Carnival plc under the Carnival plc share buyback authority.
The Boards of Directors confirm that the authority to purchase Carnival plc’s shares under the Stock Swap Program will only be exercised after careful consideration of prevailing market conditions and the position of Carnival plc. In particular, the program will only proceed if we believe that it is in the best interests of Carnival Corporation, Carnival plc and their shareholders generally. The Boards of Directors are making no recommendation as to whether shareholders should sell any shares in Carnival plc and/or Carnival Corporation.
If the Boards of Directors exercise the authority conferred by Proposal 20, we would have the option of holding the shares in treasury, or cancelling them. Shares held in treasury can be re-sold for cash, used for employee share plans or later cancelled. The Boards of Directors think it prudent to maintain discretion as to dealing with the purchased shares. The Boards of Directors will assess at the time of any and each actual purchase whether to hold the shares in treasury or cancel them, provided it is permitted to do so. As of January 11, 2024, 30,566,742 Carnival plc ordinary shares are held by Carnival plc in treasury.
The Boards of Directors consider that any buyback of Carnival plc ordinary shares may include the purchase of its American Depositary Shares (“ADSs”), each representing one Carnival plc ordinary share, with a subsequent cancellation of the underlying ADSs. If the underlying ADSs are so cancelled, Carnival plc will either cancel or hold in treasury the ordinary share represented by such ADSs. The Boards of Directors will assess at the time of any and each actual cancellation whether to hold the ordinary shares represented by such cancelled ADSs in treasury or cancel them, provided it is permitted to do so.
The minimum price (exclusive of expenses) which may be paid for each Carnival plc ordinary share is $1.66, and the maximum price which may be paid is an amount (exclusive of expenses) equal to the higher of:
•
105% of the average middle market quotations for an ordinary share of Carnival plc, as derived from

CARNIVAL CORPORATION & PLC 2024 PROXY STATEMENT | 95

Other Proposals
PROPOSAL 20—Approval of a General Authority to Buy Back Carnival plc Ordinary Shares
the London Stock Exchange Daily Official List, for the five business days immediately preceding the day on which such ordinary share is contracted to be purchased; and
•
the higher of the price of the last independent trade and the highest current independent bid on the London Stock Exchange at the time the purchase is carried out.

As of January 11, 2024, there are no options outstanding to subscribe for Carnival plc ordinary shares and Carnival plc has issued 1,962,013 RSUs, which represent in the aggregate 1.1% of Carnival plc’s issued share capital (excluding treasury shares). If the existing authority and the authority sought under Proposal 20 were exercised in full and those ordinary shares of Carnival plc were purchased by Carnival plc and cancelled, these RSUs would represent in the aggregate 1.2% of Carnival plc’s issued share capital (excluding treasury shares).
The authority to purchase Carnival plc ordinary shares will expire at the conclusion of the Carnival plc Annual General Meeting in 2025 or on July 4, 2025, whichever is earlier (except in relation to any purchases of shares the contract for which was entered before the expiry of such authority).

The Boards of Directors unanimously recommend a vote FOR the approval of a general authority to buy back Carnival plc ordinary shares.
96 | CARNIVAL CORPORATION & PLC 2024 PROXY STATEMENT

Other Proposals
PROPOSAL 21—Approval of the Carnival plc 2024 Employee Share Plan
PROPOSAL 21
Approval of the Carnival plc 2024 Employee Share Plan
The 2014 Carnival plc Employee Share Plan (the “2014 Plan”) is due to expire in April 2024. To continue making grants with respect to Carnival plc ordinary shares to employees of Carnival plc and its subsidiaries, the Boards adopted the Carnival plc 2024 Employee Share Plan (the “2024 Plan”), subject to shareholder approval. If approved by shareholders, the 2024 Plan will replace the 2014 Plan, and no further grants will be made under the 2014 Plan. The 2024 Plan is based on the Carnival Corporation 2020 Stock Plan, which was approved by shareholders in April 2020. The 2024 Plan is designed for maximum flexibility as to the types of options and other share grants that may be made to employees and Executive Directors.
The 2024 Plan is attached as Annex D to this Proxy Statement. The principal provisions of the 2024 Plan are summarized below. This summary is not complete and is qualified in its entirety by the terms of the 2024 Plan. Carnival Corporation and Carnival plc operate a DLC arrangement. Carnival Corporation’s and Carnival plc’s shares are publicly traded on the New York Stock Exchange and the London Stock Exchange, respectively. In April 2020, shareholders approved the Carnival Corporation Stock Plan which was amended in 2021 and 2023. Adoption of the Carnival plc 2024 Employee Share Plan will have no impact on the Carnival Corporation 2020 Stock Plan.

Why You Should Vote in Favor of the Approval of the 2024 Plan
Attracts and retains talent. Talented executives and employees are essential to executing our business strategies. The purpose of the 2024 Plan is to promote the success of Carnival Corporation & plc by giving us a competitive edge in attracting, retaining and motivating key personnel and providing participants with a plan that provides incentives directly related to increases in the value of Carnival Corporation & plc.
Aligns Director, employee and shareholder interests. We currently provide long-term incentives primarily by (i) making equity grants to participants, including time-based equity grants and performance-based equity grants which are linked to the value of Carnival Corporation & plc’s equity; (ii) rewarding such participants for the achievement of performance targets with respect to a specified performance period; and (iii) motivating such participants by giving them opportunities to receive grants directly related to such performance. If the 2024 Plan is approved, we will be able to maintain our means of aligning the interests of key personnel with the interests of our shareholders.
The Boards of Directors and Compensation Committees believe the 2024 Plan contains several features that are consistent with the interests of our shareholders and sound corporate governance practices, including the following:
Will not be excessively dilutive to our shareholders. Based on the number of Carnival plc shares outstanding as of January 11, 2024, the maximum number of shares of Carnival plc ordinary shares authorized for issuance under the 2024 Plan is 3,440,236 shares. Grants may not be made over new shares under the 2024 Plan if as a consequence more than 10% of Carnival plc’s ordinary share capital would be issued under the 2024 Plan and other Carnival plc employee share plans in a 10-year period or if more than 5% of the ordinary share capital of

CARNIVAL CORPORATION & PLC 2024 PROXY STATEMENT | 97

Other Proposals
PROPOSAL 21—Approval of the Carnival plc 2024 Employee Share Plan
Carnival plc would be issued in a ten year period under the 2024 Plan or any other discretionary share plans. If the 2024 Plan is approved by shareholders, no new grants will be made under the Carnival plc 2014 Employee Share Plan and any shares of Carnival plc ordinary shares available for issuance under that plan that are not subject to outstanding grants will no longer be available for issuance.
Stock option exercise prices and SAR grant prices will not be lower than the fair market value on the grant date. The 2024 Plan prohibits granting stock options with exercise prices and stock appreciation rights (“SARs”) with grant prices lower than the fair market value of a Carnival plc ordinary share on the grant date, except in connection with the issuance or assumption of grants in connection with certain mergers, consolidations, acquisitions of property or stock or reorganizations.
No repricing or exchange without shareholder approval. The 2024 Plan prohibits the repricing of outstanding stock options or SARs without shareholder approval, except in connection with certain corporate transactions involving Carnival plc.
“Clawback” provisions. The 2024 Plan contains “clawback” provisions. The Compensation Committees may require the participant to surrender and return to Carnival plc any shares received, and/or to repay any profits or any other economic value made or realized by the participant if such participant is determined by the Compensation Committees to have violated a noncompete, nonsolicitation, nondisclosure or other agreement or taken action that would constitute a “detrimental activity,” as that term is defined in the 2024 Plan, that is in conflict with or adverse to the interest of Carnival Corporation & plc and its affiliates, including fraud or conduct contributing to any financial restatements or irregularities, or if the participant receives any amount in excess of what he or she should have received under the terms of the grant for any reason (including without limitation by reason of a financial restatement, mistake in calculations or other administrative error).

98 | CARNIVAL CORPORATION & PLC 2024 PROXY STATEMENT

Other Proposals
PROPOSAL 21—Approval of the Carnival plc 2024 Employee Share Plan
Highlights

What is the 2024 Plan?
•
If approved, the 2024 Plan will be the primary vehicle used to issue equity-based grants with respect to Carnival plc ordinary shares to eligible employees of Carnival plc and its subsidiaries.

•
The 2024 Plan is separate and apart from the Amended Carnival Corporation 2020 Stock Plan. No changes to the 2020 Carnival Corporation Employee Stock Plan are being requested. Most of the 2024 Plan participants are non-U.S. based employees.

Who participates in the 2024 Plan?
•
The 2024 Plan is not limited to executives. It is a broad-based, discretionary plan with over 1,600 eligible employees, located primarily in the U.K., Europe and Australia.

•
Incentive compensation delivered through the 2024 Plan is an essential tool used by the Compensation Committees to drive our pay-for-performance philosophy.

•
These incentives influence our ability to attract, retain, reward and motivate our employees. They also drive the alignment between our employees’ interests and those of our shareholders.

What are the key features of the 2024 Plan?
•
The 2024 Plan will continue to retain key governance features and market best practices that serve to protect shareholder interests, such as:

◦
No Evergreen Provision. Number of shares available for grant is set by formula tied to issued shares.

◦
No Stock Option Repricing. The 2024 Plan prohibits stock option repricing, and the cash buyout of underwater stock options, in the absence of shareholder approval, except in connection with certain corporate transactions involving Carnival Corporation &plc.

◦
No liberal share recycling of stock options or stock appreciation rights.

◦
No Excise Tax Gross-Up. The 2024 Plan does not provide for any tax gross-ups.

◦
No Single-Trigger Equity Vesting. The 2024 Plan does not provide for the automatic vesting of equity grants upon a change in control.

◦
Clawback. The 2024 Plan provides that participants may be required to surrender shares received, and/or repay any profits or any economic value made or realized by the participant if the participant violates certain agreements or engages in detrimental activity as defined under the 2024 Plan.

What happens if shareholders do not approve the 2024 Plan?
•
If shareholders do not approve the 2024 Plan, we may not be able to make equity-based grants to employees of Carnival plc and its subsidiaries.

•
We may be required to consider using alternative forms of compensation such as cash. The use of cash in place of compensation that would typically be delivered in the form of equity-based grants could have an adverse impact on our recruitment and retention efforts and would be less effective in aligning the interests of shareholders and employees.

CARNIVAL CORPORATION & PLC 2024 PROXY STATEMENT | 99

Other Proposals
PROPOSAL 21—Approval of the Carnival plc 2024 Employee Share Plan
Securities Authorized for Issuance under Equity Compensation Plans
Set forth below is a table that summarizes compensation plans (including individual compensation arrangements) under which Carnival plc equity securities are authorized for issuance as of November 30, 2023.

Plan Category	Number of securities to be issued upon exercise of warrants and rights (in millions)	Weighted-average exercise price of outstanding warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (1)) (in millions)
	(1)
Equity compensation plans approved by security holders	2.0(a)	—	3.4
Equity compensation plans not approved by security holders	—	—	—
	2.0	—	3.4

(a)
Represents 2.0 million restricted share units outstanding under the Carnival plc 2014 Employee Share Plan.

Summary and Description of the 2024 Plan
Purpose. The purpose of the 2024 Plan is to create, attract, retain and motivate key personnel and to provide participants with a plan that offers incentives directly related to increases in the value of Carnival plc ordinary shares (“Shares”), through ownership of Shares or the opportunity to be paid incentive compensation, measured by reference to the value of Shares.
Types of Grants. The 2024 Plan allows the following types of grants to be made: options to purchase Carnival plc ordinary shares; restricted shares in Carnival plc; restricted share units; stock appreciation rights (“SARs”); and/or other share-based grants. These may be made separately to any eligible employee or in any combination that the Compensation Committee may decide. Grants may be made under the 2024 Plan in assumption of, or in substitution for, outstanding grants previously made by an entity acquired by Carnival Corporation & plc or with which Carnival Corporation & plc combines (“Substitute Grants”). The Compensation Committee will determine the value of any grant to be made to an individual.
Administration. The 2024 Plan will be administered by the Carnival plc Compensation Committee, and acts of the majority are deemed to be acts of the Compensation Committee. Subject to the limitations described below, the Compensation Committee has discretion to determine the type of grant made and has authority to interpret the 2024 Plan and to make all determinations deemed necessary and advisable for its administration.
Grants Made and Limitations. Grants under the 2024 Plan are subject to limitations on the number of shares and monetary amount available to a participant. No more than 3,000,000 shares can be granted to an individual participant in the form of options or SARs during a 36-month period, and no more than 1,000,000 shares or $10,000,000 in cash can be delivered in respect of a grant subject to performance conditions to an individual participant in respect of a single performance year. No grant may be made where the number of shares that could be issued pursuant to the grant and any other grants made at the same time, when aggregated with the number of shares that: (i) could be issued under any subsisting share options or grants made during the preceding ten years under any Carnival plc employee share plan; and (ii) have been issued on the exercise or vesting of any share options or grants made during the preceding ten years under any such employee share plan, would exceed 10% of the ordinary share capital of Carnival plc from time to time. No more than 5% of the ordinary share capital of Carnival plc is

100 | CARNIVAL CORPORATION & PLC 2024 PROXY STATEMENT

Other Proposals
PROPOSAL 21—Approval of the Carnival plc 2024 Employee Share Plan
available in any ten-year period for grants under the 2024 Plan or any other discretionary share plan.
Timing of Grants. Grants may be made with 42 days following shareholder approval of the 2024 Plan, the first business day following release or announcement of results, any day on which the Compensation Committees determine exceptional circumstances exist and the day following the end of a dealing restriction period.
Eligibility. The 2024 Plan provides that all employees of Carnival plc and its subsidiaries (the “plc Group”), including executive Directors, are eligible to participate in the 2024 Plan at the discretion of the Compensation Committee, being approximately 43,700 employees as of November 30, 2023. However, it is anticipated that awards will be granted primarily to key personnel. Non-Executive Directors and our current Executive Officers will not participate in the 2024 Plan.
Options. Options to acquire Carnival plc ordinary shares may be granted at an exercise price determined by the Compensation Committee, which may not be less than the fair market value of a Carnival plc ordinary share at the time the option is granted. The Compensation Committee has sole discretion to decide whether any performance goals shall apply to the vesting of an option, and if so, the Compensation Committee shall set out these goals in the grant agreement. Options may be granted over American Depositary Shares (“ADSs”), each representing one ordinary share of Carnival plc, where appropriate for U.S.-based executives. In the UK, we intend that options may be granted as HMRC sanctioned options to qualify for income tax relief on exercise, or non-qualified options. In the US, we intend that all options granted under the 2024 Plan to US participants shall be nonqualified stock options unless it is expressly stated that the option is intended to be an incentive stock option (and only where the US participant is an employee of a member of the plc Group). The Compensation Committee has discretion to decide the appropriate vesting schedule to be applied to an option which will determine when the option may be exercised.
Restricted Shares. A grant of restricted shares is a grant of Carnival plc ordinary shares on terms and conditions determined by the Compensation Committee. The Compensation Committee has
discretion to determine the vesting schedule for restricted shares as it does for share options. Restricted shares may be forfeited in certain circumstances (see “Leaving Employment” below). Holders of a restricted share grant will have all the rights of a shareholder of Carnival plc with regard to the restricted shares during the vesting period, including the right to vote the restricted shares. However, the Compensation Committee has discretion to determine whether cash or share dividends with respect to the restricted shares will be paid to the participant as they arise or whether they will be withheld and credited to the participant’s account, together with interest at a rate determined by the Compensation Committee, to be paid to the participant when and if the restricted shares vest. If cash or share dividends are withheld by the Compensation Committee, they will be forfeited if the restricted shares to which they are attributable are forfeited.
Restricted Share Units. A restricted share unit grant is a grant of a hypothetical investment in Carnival plc ordinary shares on terms and conditions (including vesting) determined by the Compensation Committee, with each restricted share unit representing a hypothetical investment in one Carnival plc ordinary share. A holder of restricted share units will receive one Carnival plc ordinary share, or the cash equivalent of one share (as determined by the Compensation Committee) in respect of each restricted share unit upon the satisfaction of the applicable vesting conditions. The Compensation Committee has discretion to determine the vesting schedule for restricted share units as it does for share options and restricted shares as well as whether the grant will be settled in cash or by ordinary shares. During the vesting period, restricted share units may be forfeited in certain circumstances. Holders of a restricted share unit grant will not have any of the rights of a shareholder of Carnival plc with respect to the restricted share units. The Compensation Committee has discretion to determine whether dividend equivalents with respect to the restricted share units (being equal to the cash and share dividends on the shares represented by the restricted share units) will be paid to the participant as they arise or withheld and credited for the participant’s account, and interest may be credited on such dividend equivalents at a rate determined by the Compensation Committee. If dividend equivalents

CARNIVAL CORPORATION & PLC 2024 PROXY STATEMENT | 101

Other Proposals
PROPOSAL 21—Approval of the Carnival plc 2024 Employee Share Plan
are withheld by the Compensation Committee, they will be forfeited if the restricted share to which they are attributable is forfeited.
SARs. The Compensation Committee may grant a SAR in tandem or independently of an option under the 2024 Plan. SARs will be subject to the terms and conditions established by the Compensation Committees. A SAR is a contractual right that allows a participant to receive, either in the form of cash, shares or any combination of cash and shares, the appreciation, if any, in the value of a share over a certain period of time. SARs granted in connection with an option shall be subject to terms similar to the option corresponding to such SARs. Except as otherwise provided by the Compensation Committees (in the case of Substitute Grants or SARs granted in tandem with previously granted options), the strike price per share for each SAR shall not be less than 100% of the fair market value of such share, determined as of the date of grant. The remaining terms of the SARs are at the sole discretion of the Compensation Committee and are then reflected in the grant agreement.
Other Share-Based Grants. The Compensation Committee has sole discretion to issue unrestricted shares, rights to receive equity grants at a future date, grants of securities convertible into shares, other grants denominated in shares (including, without limitation, performance shares, or performance units), or valued with reference to shares, under the 2024 Plan to employees, alone or in tandem with other grants, in such amounts as the Compensation Committee shall from time to time in its sole discretion determine. Such other share-based grants shall be evidenced by a grant agreement. Each such grant made under the 2024 Plan is subject to the conditions set out within the 2024 Plan, including the payment by the participant of the fair market value of the shares on the date of grant.
Performance Conditions. The Compensation Committee has discretion to determine whether the receipt or vesting of an equity grant is subject to performance conditions. The Compensation Committee has sole discretion to select the length of a performance period, the type of performance-based compensation to be granted and the performance criteria that establish the performance goals.
Annual Grants. Grants will usually be made to eligible employees on an annual basis. However, the Compensation Committee has discretion to make additional grants to eligible employees at any time during the year when it deems advisable. Grants may not be made when dealings in Carnival plc ordinary shares would not be permitted under the UK Financial Conduct Authority’s Model Code on restrictions in dealing in securities. Benefits under the 2024 Plan will not be pensionable.
Leaving Employment. A grant will expire earlier than the end of the grant period in a number of circumstances. Unvested options will not normally be exercisable, and unvested restricted share and restricted share unit grants will normally be forfeited, if a participant leaves the employment of the plc Group. There may be exceptions if a participant leaves employment in special circumstances, such as by reason of death or disability, retirement at retirement age as defined in the 2024 Plan or if the company or business in which the participant works is sold outside the plc Group or for any other reason in the Compensation Committee’s discretion. A participant who ceases to be employed by the plc Group for the purpose of accepting employment with Carnival Corporation or any of its subsidiaries will not be treated as ceasing employment with the plc Group.
In the event of death or disability, an option grant shall only remain exercisable to the extent the grant was exercisable at the point of death or termination. In the case of death of the participant, the option grant shall be exercisable by the participant’s beneficiary.
In the event the participant’s employment is terminated for cause, the grant shall expire immediately. Where employment ceases due to retirement, the option grant shall expire at the end of the grant period and continue to vest as normal without the need for the participant to be an employee.
Change of Control. Where a participant’s employment is terminated without cause (other than disability or death) on or within 12 months following a change of control, all options and SARs, and shares subject to such options and SARs become immediately exercisable, and the restricted period on restricted shares, restricted share grants and other grants will expire immediately. Where the grant would otherwise be subject to performance conditions, the portion

102 | CARNIVAL CORPORATION & PLC 2024 PROXY STATEMENT

Other Proposals
PROPOSAL 21—Approval of the Carnival plc 2024 Employee Share Plan
of the grant that becomes immediately exercisable will be based on the actual performance up to the date of termination, or the assumed achievement of target performance where the Compensation Committee cannot reasonably measure actual performance.
The Compensation Committee may on the change of control, with 10 days’ notice to affected participants, cancel outstanding grants and pay in cash, shares or a combination of both, the value of the grants. The value shall be based on the price per share received (or to be received) by the other shareholders of Carnival plc. These obligations are binding on any corporation or organization resulting from the change of control, and Carnival plc will make appropriate provisions to preserve participants’ rights in any agreement into which it may enter.
The intended HMRC sanctioned part of the 2024 Plan enables options to be rolled over in the event of a change of control. Options granted under the tax-advantaged part which have not lapsed (“old options”) may be exchanged for a new option of the equivalent value to the old option, but in an acquiring company or its parent. The new option is construed as if it had been granted under the 2024 Plan at the same time as the old option, and references to the performance goals refer to those relating to the new grantor (if any). All references to Carnival plc and shares in the 2024 Plan are construed as references to the new grantor, and shares in the new grantor.
Variations of Share Capital. In the event of a variation of share capital such as a rights or bonus issue, a share subdivision or the implementation by Carnival plc of a demerger or a special dividend or other corporate transaction which in the Compensation Committee’s opinion would materially affect the current or future value of grants, the number of Carnival plc ordinary shares which may be acquired pursuant to a grant (and in the case of an option, the exercise price) shall be adjusted in such manner as the Compensation Committee determines is appropriate.
Transferability. Grants made under the 2024 Plan may not be transferred during a participant’s lifetime.
Amendment and Termination. The Compensation Committee may amend the 2024 Plan. However, the provisions governing eligibility requirements, equity dilution and the adjustments that may be made following a rights issue or any other variation of capital cannot be altered to the advantage of eligible employees or participants without the prior approval of Carnival plc’s shareholders (except for minor amendments to benefit the administration of the 2024 Plan, to take account of a change in legislation or developments in the law affecting the 2024 Plan, or to obtain or maintain favorable tax, exchange control or regulatory treatment for participants in the 2024 Plan or any member of the plc Group). In addition, no alteration may be made that would materially affect any subsisting rights of any participants without the consent of a majority of participants who were informed of the proposed amendments and who expressed their view on it. The Compensation Committee may amend or cancel any grant agreement, provided that this action does not precipitate anything which would be considered re-pricing of the option or grant. The Compensation Committee intends to adopt a sub-plan to the 2024 Plan under which HMRC sanctioned options capable of attracting preferential tax treatment may be granted to UK employees. The Compensation Committee may adopt further sub-plans to the 2024 Plan without shareholder approval to take account of tax, exchange control or securities laws which apply to employees in countries outside the UK. Shares made available under any sub-plan will count towards equity dilution limits. The 2024 Plan will terminate ten years from the date of approval by the shareholders of Carnival plc, except that the rights of existing participants will not be affected by any termination.
Operation of the Plan. Carnival plc ordinary shares used to satisfy grants may be purchased in the market or issued by Carnival plc. Ordinary shares held in treasury by Carnival plc may also be used to satisfy grants. The 2024 Plan may be operated in conjunction with an employee trust. The trust may acquire and hold Carnival plc ordinary shares required to satisfy grants. Outstanding ordinary shares may be acquired by the trustee of the trust in the market or new ordinary shares may be issued by Carnival plc to the trustee. The Compensation Committee may, in its absolute discretion, make substitute grants for outstanding grants previously made by an entity which is then acquired by or combines with Carnival plc.

CARNIVAL CORPORATION & PLC 2024 PROXY STATEMENT | 103

Other Proposals
PROPOSAL 21—Approval of the Carnival plc 2024 Employee Share Plan
Tax Effects of Plan Participation
The following summary generally describes the principal U.S. federal (and not foreign, state and local) income tax consequences of grants made under the 2024 Plan. It is general in nature and is not intended to cover all tax consequences that may apply to a particular participant or to us. The provisions of the Code and Treasury Regulations are complicated and their impact in any one case may depend upon the circumstances. Each holder of a grant under the 2024 Plan should consult his or her own accountant, legal counsel or other financial advisor regarding the tax consequences of participation in the 2024 Plan. This discussion is based on the Code as currently in effect.
Options. If an option is granted to an employee in accordance with the terms of the 2024 Plan, no income will be recognized by such employee at the time the option is granted. Generally, on exercise of a nonqualified option, the amount by which the fair market value of the shares on the date of exercise exceeds the purchase price of such shares will be taxable to the employee as ordinary income. The disposition of shares acquired upon exercise of a nonqualified option under the 2024 Plan will ordinarily result in long-term or short-term capital gain or loss (depending on the applicable holding period) in an amount equal to the difference between the amount realized on such disposition and the sum of the purchase price and the amount of ordinary income recognized in connection with the exercise of the nonqualified option.
Generally, on exercise of an incentive option, an employee will not recognize any income and neither Carnival plc nor any of its subsidiaries will be entitled to a deduction for tax purposes. However, the difference between the purchase price and the fair market value of the shares received on the date of exercise will be treated as a positive adjustment in determining alternative minimum taxable income and the employee may be subject to the alternative minimum tax. The disposition of shares acquired upon exercise of an incentive option under the 2024 Plan will ordinarily result in long-term or short-term capital gain or loss (depending on the applicable holding period). Generally, however, if the employee disposes of shares of Carnival plc acquired upon exercise of an incentive option within two years after the date of grant or within one year after the date of exercise (as “disqualifying disposition”), the employee will recognize ordinary income in the amount of the excess of the fair market value of the shares on the date of exercise over the purchase price (or, in certain circumstances, the gain on sale, if less). Any excess of the amount realized by the holder on the disqualifying disposition over the fair market value of the shares on the date of exercise of the incentive option will ordinarily constitute capital gain.
Restricted Shares. An employee will not be subject to tax upon receipt of a grant of restricted shares unless the employee otherwise elects to be taxed pursuant to Section 83(b) of the Code. On the date a grant of restricted shares becomes transferable or is no longer subject to a substantial risk of forfeiture, the employee will have taxable compensation equal to the excess of the fair market value of the shares on that date over the amount the employee paid for such shares, unless the employee made an election under Section 83(b) of the Code to be taxed at the time of grant. The employee will have a tax basis in the shares equal to the amount the employee paid for such shares (generally, zero) plus the amount taxable as compensation to the employee. Upon the sale of the shares, any gain or loss is generally long-term or short-term capital gain or loss, depending on the holding period.
Restricted Share Units. An employee will not be subject to tax upon the grant of a restricted share unit. An employee who receives a cash payment pursuant to a restricted share unit will have taxable compensation equal to the full amount of such payment. If an employee receives shares pursuant to a restricted share unit grant, the employee will have taxable compensation equal to the fair market value of the shares on the date of receipt and the employee will have a tax basis in the shares equal the amount taxable as compensation to the employee. Upon the sale of the shares, any gain or loss is generally long-term or short-term capital gain or loss, depending on the holding period.

The Boards of Directors unanimously recommend a vote FOR the approval of the Carnival plc 2024 Employee Share Plan.
104 | CARNIVAL CORPORATION & PLC 2024 PROXY STATEMENT

Questions and Answers
Questions Applicable to All Shareholders
WHAT INFORMATION IS CONTAINED IN THESE MATERIALS?
The information included in this Proxy Statement relates to the proposals to be voted on at the Annual Meetings of Shareholders, the voting process, the compensation of Directors and certain executive officers and certain other information required by rules promulgated by the SEC and the New York Stock
Exchange applicable to both companies. We have attached as Annexes A, B and C to this Proxy Statement information that Carnival plc is required to provide to its shareholders under applicable UK rules. The Carnival plc 2024 Employee Share Plan is attached as Annex D.

WHAT PROPOSALS WILL BE VOTED ON AT EACH OF THE ANNUAL MEETINGS OF SHAREHOLDERS?

PROPOSALS 1-12	PROPOSAL 17
To elect or re-elect 12 Directors, each to serve as a Director of Carnival Corporation and as a Director of Carnival plc	To receive the accounts and reports of the Directors and auditor of Carnival plc for the fiscal year ending November 30, 2023

PROPOSAL 13	PROPOSAL 18
To hold a (non-binding) advisory vote to approve executive compensation	To approve the giving of authority for the allotment of new shares by Carnival plc

PROPOSAL 14	PROPOSAL 19
To hold a (non-binding) advisory vote to approve the Carnival plc Directors’ Remuneration Report	To approve, subject to Proposal 18 passing, the disapplication of pre-emption rights in relation to the allotment of new shares and sale of treasury shares by Carnival plc

PROPOSAL 15	PROPOSAL 20
To appoint Deloitte LLP as independent auditor of Carnival plc and to ratify the selection of Deloitte & Touche LLP as the independent registered public accounting firm of Carnival Corporation	To approve a general authority for Carnival plc to buy back Carnival plc ordinary shares in the open market

PROPOSAL 16	PROPOSAL 21
To authorize the Audit Committee of Carnival plc to determine the remuneration of the independent auditor of Carnival plc	To approve the Carnival plc 2024 Employee Share Plan
CARNIVAL CORPORATION & PLC 2024 PROXY STATEMENT | 105

Questions and Answers
Questions Applicable to All Shareholders
WHAT IS THE VOTING RECOMMENDATION OF THE BOARDS OF DIRECTORS?
Your Boards of Directors recommend that you vote your shares FOR Proposals 1 through 21.
HOW DOES THE DLC ARRANGEMENT AFFECT MY VOTING RIGHTS?
On most matters that affect all of the shareholders of Carnival Corporation and Carnival plc, the shareholders of both companies effectively vote together as a single decision-making body. These matters are called “joint electorate actions.” Combined voting is accomplished through the special voting shares that have been issued by each company. Certain matters specified in the organizational documents of Carnival Corporation and Carnival plc where the interests of the two shareholder bodies may diverge are called “class rights actions.” The class rights actions are voted on separately by the shareholders of each company. If either group of shareholders does not approve a class rights action, that action generally cannot be taken by either company. All of the proposals to be voted on at the Annual Meetings of Shareholders are joint electorate actions, and there are no class rights actions.

GENERALLY, WHAT ACTIONS ARE JOINT ELECTORATE ACTIONS?
Any resolution to approve an action other than a class rights action or a procedural resolution (described below) is designated as a joint electorate action. The actions designated as joint electorate actions include:
•
the appointment, removal, election or re-election of any Director of either or both companies;

•
if required by law, the receipt or adoption of the annual accounts of both companies;

•
the appointment or removal of the independent auditor of either company;

•
a change of name by either or both companies; and

•
the implementation of a mandatory exchange of Carnival plc ordinary shares for Carnival Corporation common stock based on a change in tax laws, rules or regulations.

The relative voting rights of Carnival plc ordinary shares and Carnival Corporation common stock are equalized based on a ratio which we refer to as the “equalization ratio.” Based on the current equalization ratio of 1:1, each share of Carnival Corporation common stock has the same voting rights as one Carnival plc ordinary share on joint electorate actions.

HOW ARE JOINT ELECTORATE ACTIONS VOTED ON?
Joint electorate actions are voted on as follows:
•
Carnival plc shareholders vote at the Annual General Meeting of Carnival plc (whether in person or by proxy). Voting is on a poll (or ballot), which remains open for sufficient time to allow the vote at the Carnival Corporation Annual Meeting of Shareholders to be held and reflected in the Carnival plc Annual General Meeting through the mechanism of the special voting share. An equivalent vote is cast at the subsequent Carnival Corporation Annual

Meeting of Shareholders on each of the corresponding resolutions through a special voting share issued by Carnival Corporation; and
•
Carnival Corporation shareholders vote at the Carnival Corporation Annual Meeting of Shareholders (whether in person or by proxy). Voting is by ballot (or on a poll), which remains open for sufficient time to allow the vote at the Annual General Meeting of Carnival plc Shareholders to be reflected in the Annual Meeting of Carnival

106 | CARNIVAL CORPORATION & PLC 2024 PROXY STATEMENT

Questions and Answers
Questions Applicable to All Shareholders
Corporation Shareholders through the mechanism of the special voting share. An equivalent vote is cast on the corresponding resolutions at the Carnival plc Annual General Meeting through a special voting share issued by Carnival plc.
A joint electorate action is approved if it is approved by:
•
a simple majority of the votes cast in the case of an ordinary resolution (or not less than 75% of the votes cast in the case of a special resolution, if required by applicable law and regulations or Carnival plc’s Articles of Association) by the holders of Carnival plc’s ordinary shares and the holder of the Carnival plc special voting share voting as a single class at a meeting at which a quorum was present and acting;

•
a simple majority of the votes cast (or other majority if required by applicable law and regulations or the Carnival Corporation Articles of Incorporation and By-laws) by the holders of Carnival Corporation common stock and the holder of the Carnival Corporation special voting share, voting as a single class at a meeting which a quorum was present and acting; and

•
a minimum of one-third of the total votes available to be voted by the combined shareholders must be cast on each resolution for it to be effective. Formal abstentions (or votes withheld) by a shareholder on a resolution will be counted as having been “cast” for this purpose.

HOW ARE THE DIRECTORS OF EACH COMPANY ELECTED OR RE-ELECTED?
Resolutions relating to the election or re-election of Directors are considered as joint electorate actions. No person may be a member of the Board of Directors of Carnival Corporation or Carnival plc without also being a member of the Board of Directors of the other company. There are 12 nominees for election or re-election to the Board of Directors of each company this year. Each nominee currently serves as a Director of Carnival Corporation and Carnival plc, except for Nelda J. Connors, who was recommended as a nominee by the N&G Committees and nominated by the Boards for election at the 2024 Annual Meetings of Shareholders. All nominees for Director are to be elected or re-elected to serve until the next Annual Meetings of Shareholders or until their successors are elected.
Carnival plc’s Articles of Association currently require Directors to submit themselves for election by shareholders at the first Annual General Meeting following their initial appointment to the Board of Directors and for re-election thereafter at subsequent Annual General Meetings at intervals of no more than three years. The Boards of Directors have decided, in accordance with the UK Corporate Governance Code, to submit all Directors for re-election on an annual basis.

WHAT VOTES ARE REQUIRED TO APPROVE THE PROPOSALS?
Proposals	Vote Required
• Proposals 1 through 18 and Proposal 21 will be proposed as ordinary resolutions.	For ordinary resolutions, the required majority is more than 50% of the combined votes cast at this meeting and the Annual Meeting of Carnival Corporation Shareholders.
• Proposals 19 and 20 will be proposed as special resolutions.	For special resolutions, the required majority is not less than 75% of the combined votes cast at this meeting and the Annual Meeting Carnival Corporation Shareholders.
CARNIVAL CORPORATION & PLC 2024 PROXY STATEMENT | 107

Questions and Answers
Questions Applicable to All Shareholders
Proposals 19 and 20 are required to be approved by not less than 75% of the combined votes cast at both Annual Meetings of Shareholders. Each of the other proposals, including the election and re-election of Directors, requires the approval of a majority of the combined votes cast at both Annual Meetings of Shareholders. Abstentions and broker non-votes are not deemed votes cast for purposes of calculating the vote. Abstentions and broker non-votes do count for the purpose of determining whether a quorum is present.
If you are a beneficial owner of Carnival Corporation common stock and do not provide the shareholder of record with voting instructions, your shares may constitute broker non-votes. In order to ensure that your shares are voted on all matters presented at the Annual Meeting, we encourage you to provide voting instructions in advance of the meeting, regardless of whether you intend to attend the Annual Meeting.
Generally, broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because:
•
the broker has not received voting instructions from the beneficial owner; and

•
the broker lacks discretionary voting power to vote such shares.

Accordingly, if you are a beneficial owner of shares held through intermediaries such as brokers, banks and other nominees, such intermediaries are not permitted to vote without specific instructions from you unless the matter to be voted on is considered “routine.” The determination of whether a proposal is “routine” or “non-routine” will be made by the NYSE or by Broadridge Financial Solutions, our independent agent to receive and tabulate stockholder votes, based on NYSE rules that regulate member brokerage firms. If a proposal is deemed “routine” and you do not give instructions to your broker or nominee, they may, but are not required to, vote your shares with respect to the proposal. If the proposal is deemed “non-routine” and you do not give instructions to your broker or nominee, they may not vote your shares with respect to the proposal and the shares will be treated as broker non-votes.

GENERALLY, WHAT ARE PROCEDURAL RESOLUTIONS?
Procedural resolutions are resolutions of a procedural or technical nature that do not adversely affect the shareholders of the other company in any material respect and are put to the shareholders at a meeting.
The special voting shares do not represent any votes on “procedural resolutions.” Our Chair of each of the meetings will determine whether a resolution is a procedural resolution.
To the extent that such matters require the approval of the shareholders of either company, any of the following will be procedural resolutions:
•
that certain people be allowed to attend or be excluded from attending the meeting;

•
that discussion be closed and the question put to the vote (provided no amendments have been raised);

•
that the question under discussion not be put to the vote (where a shareholder feels the original motion should not be put to the meeting at all, if such original motion was brought during the course of that meeting);

•
to proceed with matters in an order other than that set out in the notice of the meeting;

•
to adjourn the debate (for example, to a subsequent meeting); and

•
to adjourn the meeting.

WHERE CAN I FIND THE VOTING RESULTS OF THE ANNUAL MEETINGS OF SHAREHOLDERS?
The voting results will be announced to the media and the relevant stock exchanges and posted on our website at www.carnivalcorp.com and www.carnivalplc.com, after both Annual Meetings of
Shareholders have closed. The results will also be published in a joint current report on Form 8-K within four business days after the date the Annual Meetings of Shareholders have closed.

108 | CARNIVAL CORPORATION & PLC 2024 PROXY STATEMENT

Questions and Answers
Questions Applicable to All Shareholders
WHAT IS THE QUORUM REQUIREMENT FOR THE ANNUAL MEETINGS OF SHAREHOLDERS?
The quorum requirement for holding the Annual Meetings of Shareholders and transacting business as joint electorate actions at the meetings is one-third of the total votes entitled to be cast by all shareholders of both companies. Shareholders may be present in person or represented by proxy or corporate representative at the meetings.

HOW IS THE QUORUM DETERMINED?
For the purposes of determining a quorum with respect to joint electorate actions, the special voting shares have the maximum number of votes attached to them as were cast on such joint electorate actions, either for, against or abstained, at the parallel shareholder meeting of the other company, and such maximum number of votes (including abstentions) constitutes shares entitled to vote and present for the purposes of determining whether a quorum exists at such a meeting.
In order for a quorum to be validly constituted with respect to meetings of shareholders convened to consider a joint electorate action or class rights action, the special voting entities must be present.
Abstentions (including votes withheld) and broker non-votes are counted as present for the purpose of determining the presence of a quorum.

IS MY VOTE CONFIDENTIAL?
Proxy instructions, ballots and voting tabulations that identify individual shareholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed to third parties except:
•
as necessary to meet applicable legal requirements;

•
to allow for the tabulation of votes and certification of the vote; or

•
to facilitate a successful proxy solicitation by our Boards of Directors.

Occasionally, shareholders provide written comments on their proxy card which are then forwarded to management.

WHO WILL BEAR THE COST OF SOLICITING VOTES FOR THE ANNUAL MEETINGS OF SHAREHOLDERS?
We are providing these proxy materials in connection with the solicitation by the Boards of Directors of proxies to be voted at the Annual Meetings of Shareholders. We will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes for the Annual
Meetings of Shareholders. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy materials to shareholders.

CAN I VIEW THE PROXY MATERIALS ELECTRONICALLY?
Yes. This Proxy Statement and any other proxy materials have been posted on our website at www.carnivalcorp.com and www.carnivalplc.com. Carnival Corporation shareholders can also access proxy-related materials at www.proxyvote.com as described under “Questions Specific to Shareholders of Carnival Corporation.”

CARNIVAL CORPORATION & PLC 2024 PROXY STATEMENT | 109

Questions and Answers
Questions Applicable to All Shareholders
WHAT REPORTS ARE FILED BY CARNIVAL CORPORATION AND CARNIVAL PLC WITH THE SEC AND THE FCA AND HOW CAN I OBTAIN COPIES?
We file this Proxy Statement, joint Annual Reports on Form 10-K, joint Quarterly Reports on Form 10-Q and joint Current Reports on Form 8-K with the SEC.
Copies of this Proxy Statement, the Carnival Corporation & plc joint Annual Report on Form 10-K for the year ended November 30, 2023, as well as any joint Quarterly Reports on Form 10-Q or joint Current Reports on Form 8-K, as filed with the SEC, can be viewed or obtained without charge through the
SEC’s website at www.sec.gov (under Carnival Corporation or Carnival plc) or at
www.carnivalcorp.com and www.carnivalplc.com.
We also file the Carnival plc Annual Report as well as the Carnival plc Group Half-Yearly Financial Report on the National Storage Mechanism maintained by the FCA in the UK. They can also be viewed or obtained without charge on our website at www.carnivalcorp.com and www.carnivalplc.com.

COPIES WILL ALSO BE PROVIDED TO SHAREHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO INVESTOR RELATIONS:
Carnival Corporation Carnival Place 3655 N.W. 87th Avenue Miami, Florida 33178-2428 United States	or	Carnival plc Carnival House 100 Harbour Parade Southampton SO15 1ST United Kingdom
We encourage you to take advantage of the convenience of accessing these materials through the internet as it:
• is simple and fast to use	• saves time and money	• is environmentally friendly
MAY I PROPOSE ACTIONS FOR CONSIDERATION AT NEXT YEAR’S ANNUAL MEETINGS OF SHAREHOLDERS?
Carnival Corporation shareholders and Carnival plc shareholders (to the extent permitted under Carnival Corporation’s and Carnival plc’s governing documents and U.S. and UK law, as applicable) may submit proposals for consideration at future shareholder meetings.
In order for shareholder proposals to be considered for inclusion in our Proxy Statement in accordance with SEC Rule 14a-8 for next year’s Annual Meetings of Shareholders, the written proposals must be received by our Company Secretary no later than the close of business October 26, 2024. Such proposals will need to comply with applicable SEC regulations regarding the inclusion of shareholder proposals in proxy materials. Carnival Corporation’s By-laws establish advance notice procedures with regard to shareholder proposals that are not submitted for inclusion in the Proxy Statement, but that shareholders instead wish to present directly at an Annual Meeting of Shareholders. To be properly brought before the Annual Meetings of Shareholders, a notice of the proposal must be submitted to our Company Secretary at our headquarters no later than six clear weeks prior to the Annual Meetings of Shareholders or, if later, the time at which the notice of such meeting is publicly disclosed. For shareholders of Carnival plc, the same requirements apply under UK law requirements to submit a notice of a proposal.

MAY I NOMINATE INDIVIDUALS TO SERVE AS DIRECTORS?
In order to submit a nominee for election at the Annual Meetings of Shareholders you must provide the information required for Director nominations set forth in Carnival Corporation’s and Carnival plc’s governing documents in a timely manner. Specifically, under the governing documents, you must submit your notice of nomination in writing to the attention of our Company Secretary at our headquarters not later than seven days nor earlier than 42 days prior to the 2024 Annual Meetings of Shareholders.

110 | CARNIVAL CORPORATION & PLC 2024 PROXY STATEMENT

Questions and Answers
Questions Applicable to All Shareholders
Any such notice must include, in addition to any other requirements specifically set forth in Carnival Corporation’s and Carnival plc’s governing documents:
•
the name and address of the candidate;

•
a brief biographical description, including his or her occupation and service on boards of any public company or registered investment company for at least the last five years;

•
a statement of the particular experience, qualifications, attributes or skills of the candidate, taking into account the factors referred to in the “Nominations of Directors” section; and

•
the candidate’s signed consent to serve as a Director if elected, and to be named in our Proxy Statement.

In addition to satisfying the deadlines in the advance notice provisions of our governing documents, a shareholder who intends to solicit proxies in support of nominees submitted under these advance notice provisions must provide the notice required under Rule 14a-19 to the Company Secretary no later than February 4, 2025.
Shareholders may also recommend candidates for consideration by our Boards’ N&G Committees in accordance with the procedures set forth in the “Procedures Regarding Director Candidates Recommended by Shareholders” section.

CARNIVAL CORPORATION & PLC 2024 PROXY STATEMENT | 111

Questions and Answers
Questions Specific to Shareholders of Carnival Corporation
Questions Specific to Shareholders of Carnival Corporation
WHAT CARNIVAL CORPORATION SHARES OWNED BY ME CAN BE VOTED?
All Carnival Corporation shares owned by you as of February 5, 2024, the record date, may be voted by you. These shares include those:
•
held directly in your name as the shareholder of record, including shares purchased through Carnival

Corporation’s Dividend Reinvestment Plan and its Employee Stock Purchase Plan; and
•
held for you as the beneficial owner through a stockbroker, bank or other nominee.

WILL I BE ASKED TO VOTE AT THE CARNIVAL PLC ANNUAL GENERAL MEETING?
No. Your vote at the Annual Meeting of Carnival Corporation Shareholders, for the purposes of determining the outcome of combined voting, is automatically reflected as appropriate at the parallel
Annual General Meeting of Carnival plc Shareholders through the mechanism of the special voting share issued by Carnival plc.

WHY DID I RECEIVE A ONE-PAGE NOTICE IN THE MAIL REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS INSTEAD OF A FULL SET OF PROXY MATERIALS?
Carnival Corporation is taking advantage of SEC rules that allow it to deliver proxy materials over the Internet. Under these rules, Carnival Corporation is sending its shareholders a one-page notice regarding the Internet availability of proxy materials (the “Notice of Internet Availability of Proxy Materials”) instead of a full set of proxy materials, unless they previously requested to receive printed copies. You will not receive printed copies of the proxy materials unless you specifically request them. Instead, this notice tells you how to access and review on the Internet all the important information contained in the proxy materials. This notice also tells you how to submit your proxy card on the Internet and how to request to receive a printed copy of the proxy materials.

WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A SHAREHOLDER OF RECORD AND AS A BENEFICIAL OWNER?
Most of the shareholders of Carnival Corporation hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

112 | CARNIVAL CORPORATION & PLC 2024 PROXY STATEMENT

Questions and Answers
Questions Specific to Shareholders of Carnival Corporation
SHAREHOLDER OF RECORD	BENEFICIAL OWNER

•
If your shares are registered directly in your name with Carnival Corporation’s transfer agent, Computershare Investor Services LLC, you are considered, with respect to those shares, the shareholder of record, and the Notice of Internet Availability of Proxy Materials or set of printed proxy materials, as applicable, is being sent directly to you by us.

•
As the shareholder of record, you have the right to grant your voting proxy directly to the persons named in the proxy or to vote in person at the Annual Meeting of Carnival Corporation Shareholders.

•
If you request a paper copy of the proxy materials as indicated in the notice, Carnival Corporation will provide a proxy card for you to use.

•
If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held under street name, and the Notice of Internet Availability of Proxy Materials or set of printed proxy materials, as applicable, is being forwarded to you by your broker or nominee who is considered, with respect to those shares, the shareholder of record.

•
As the beneficial owner, you have the right to direct your broker on how to vote and are also invited to attend the Annual Meeting of Carnival Corporation Shareholders.

•
However, since you are not the shareholder of record, you may not vote these shares in person at the meeting unless you obtain a signed proxy from the record holder giving you the right to vote the shares.

•
If you request a paper copy of the proxy materials as indicated in the notice, your broker or nominee will provide a voting instruction card for you to use.

HOW CAN I VOTE MY CARNIVAL CORPORATION SHARES IN PERSON AT THE MEETING?
Shares held directly in your name as the shareholder of record may be voted in person at the Annual Meeting of Carnival Corporation Shareholders in the U.S. If you choose to do so, please bring your proxy card and proof of identification.
Even if you plan to attend the Annual Meeting of Carnival Corporation Shareholders, we recommend that you also submit your proxy as described below so that your vote will be counted if you later decide not to attend the meeting. Shares held under street name may be voted in person by you only if you obtain a signed proxy from the record holder giving you the right to vote the shares. Please refer to the voting instructions provided by your broker or nominee.
Please also refer to the sections entitled “Meeting Admission Requirements” and “Safety and Security Measures” included in the “Information about Attending the Annual Meetings” section preceding the Notice of Annual Meeting for additional information.

HOW CAN I VOTE MY CARNIVAL CORPORATION SHARES WITHOUT ATTENDING THE ANNUAL MEETING OF CARNIVAL CORPORATION SHAREHOLDERS?
Whether you hold shares directly as the shareholder of record or beneficially under street name, you may direct your vote without attending the Annual Meeting of Carnival Corporation Shareholders. You may vote by granting a proxy or, for shares held under street name, by submitting voting instructions to your broker or nominee. For shareholders of record, you may do this by voting on the Internet or by telephone by following the instructions in the notice you received in the mail. Where your shares are held under street name, in most instances you will be able to do this over the Internet or by telephone by following the instructions in the notice you received in the mail, or if you received a full printed set of proxy materials in the mail, by mail. Please refer to the voting instruction card included by your broker or nominee.

CARNIVAL CORPORATION & PLC 2024 PROXY STATEMENT | 113

Questions and Answers
Questions Specific to Shareholders of Carnival Corporation
If you received a full printed set of proxy materials in the mail, you can also vote by signing your proxy card and mailing it in the enclosed envelope. If you provided specific voting instructions, your shares will be voted as you instruct.
If you are a record holder and submit a proxy but do not provide instructions, your shares will be voted as described below in “How are votes counted?”

CAN I CHANGE MY VOTE?
Yes. You may change your proxy instruction at any time prior to the vote at the Annual Meeting of Carnival Corporation Shareholders. For shares held directly in your name, you may accomplish this by granting a new proxy bearing a later date (which automatically revokes the earlier proxy) or by attending the Annual Meeting of Carnival Corporation Shareholders and
voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares owned beneficially by you, you may accomplish this by submitting new voting instructions to your broker or nominee.

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS OR SET OF PRINTED PROXY MATERIALS, AS APPLICABLE?
It means your shares are registered differently or are in more than one account. Please follow the instructions in each notice to ensure all of your shares are voted.

HOW DO I REQUEST ADDITIONAL COPIES OF THE PROXY MATERIALS?
You may have received only one Notice of Internet Availability of Proxy Materials or set of printed proxy materials, even though there are two or more shareholders at the same address.
Broadridge Financial Solutions, Inc., the entity we retained to mail the Notice of Internet Availability of Proxy Materials or printed proxy materials to Carnival Corporation’s registered owners and the entity retained by the brokerage community to mail the Notice of Internet Availability of Proxy Materials or printed proxy materials to Carnival Corporation’s beneficial owners, have been instructed to deliver only one notice or set of printed proxy materials to multiple security holders sharing an address unless we have received contrary instructions from you or one of the other shareholders. We will promptly deliver a separate copy of the notice or set of printed proxy materials for this year’s Annual Meeting of Carnival Corporation Shareholders or for any future meetings to any shareholder upon written or oral request. To make such request, please contact Broadridge Financial Solutions at:
866-540-7095
Broadridge Financial Solutions Attention: Householding Department 51 Mercedes Way Edgewood, New York 11717
Similarly, you may contact us through any of these methods if you receive multiple notices or sets of printed proxy materials and would prefer to receive a single copy in the future.

WHO CAN ATTEND THE ANNUAL MEETING OF CARNIVAL CORPORATION SHAREHOLDERS?
All Carnival Corporation shareholders of record as of February 5, 2024, or their duly appointed proxies, may attend and vote at the Annual Meeting of Carnival Corporation Shareholders. Please note that each

114 | CARNIVAL CORPORATION & PLC 2024 PROXY STATEMENT

Questions and Answers
Questions Specific to Shareholders of Carnival Corporation
shareholder or their duly appointed proxies will be required to comply with the “Meeting Admission Requirements” and “Safety and Security Measures” included in the “Information about Attending the Annual Meetings” section preceding the Carnival Corporation Notice of Annual Meeting. Each shareholder may appoint only one proxy holder or representative to attend the meeting on his or her behalf.
In addition, if you hold your shares through a stockbroker or other nominee, you will need to provide proof of ownership by bringing either a copy of the voting instruction card provided by your broker or a copy of a brokerage statement showing your share ownership as of February 5, 2024, together with proof of identification. Cameras, audio and video recording devices and other electronic devices will not be permitted at the meeting.

WHAT CLASS OF SHARES ARE ENTITLED TO BE VOTED AT THE ANNUAL MEETING OF CARNIVAL CORPORATION SHAREHOLDERS?
Carnival Corporation has only one class of common stock outstanding. Each share of Carnival Corporation common stock outstanding as of the close of business on February 5, 2024, the record date, is entitled to one vote at the Annual Meeting of Shareholders. As of January 11, 2024 Carnival
Corporation had 1,119,564,457 shares of common stock issued and outstanding. The trust shares of beneficial interest in the P&O Princess Special Voting Trust that are paired with your shares of common stock do not give you separate voting rights.

HOW ARE VOTES COUNTED?
You may vote “FOR,” “AGAINST” or “ABSTAIN” for each of the proposals. If you “ABSTAIN,” it has no effect on the outcome of the votes, although abstentions will be counted for the purposes of determining if a quorum is present for joint electorate actions. If you submit a proxy with no further instructions, your shares will be voted in accordance with the recommendations of the Boards of Directors.

WHAT HAPPENS IF ADDITIONAL PROPOSALS ARE PRESENTED AT THE ANNUAL MEETING OF CARNIVAL CORPORATION SHAREHOLDERS?
Other than the proposals described in this Proxy Statement, Carnival Corporation does not expect any matters to be presented for a vote at the 2024 Annual Meeting of Carnival Corporation Shareholders. If you grant a proxy, the persons named as proxy holders, our Chair and Secretary of the 2024 Annual Meeting of Carnival Corporation Shareholders, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any unforeseen reason any of our nominees is unable to accept nomination or election (which is not anticipated), the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Boards of Directors.

WHO WILL COUNT THE VOTE?
Broadridge Financial Solutions, Inc. will tabulate the votes and act as the inspector of elections.
CARNIVAL CORPORATION & PLC 2024 PROXY STATEMENT | 115

Questions and Answers
Questions Specific to Shareholders of Carnival plc
Questions Specific to Shareholders of Carnival plc
WHO IS ENTITLED TO ATTEND AND VOTE AT THE CARNIVAL PLC ANNUAL GENERAL MEETING?
If you are a Carnival plc shareholder registered in the register of members of Carnival plc at 6:30 p.m. (BST) on April 3, 2024, you will be entitled to attend in person and vote at the Annual General Meeting in respect of the number of Carnival plc ordinary shares registered in your name at that time.
You may also appoint a proxy to attend, speak and vote instead of you. If you are a corporation you may appoint a corporate representative to represent you and vote your shareholding in Carnival plc at the
Annual General Meeting. For further details regarding appointing a proxy or corporate representative, please see below.
Please note that each shareholder or their duly appointed proxies and corporate representatives will be required to comply with the “Meeting Admission Requirements” and “Safety and Security Measures” in the “Information about Attending the Annual Meetings” section preceding the Carnival plc Notice of Annual General Meeting.

WILL I BE ASKED TO VOTE AT THE ANNUAL MEETING OF CARNIVAL CORPORATION SHAREHOLDERS?
No. Your vote at the Annual General Meeting of Carnival plc Shareholders, for the purposes of determining the outcome of combined voting, will automatically be reflected as appropriate at the parallel Annual Meeting of Carnival Corporation Shareholders through the mechanism of a special voting share issued by Carnival Corporation.

HOW DO I VOTE MY CARNIVAL PLC SHARES WITHOUT ATTENDING THE ANNUAL GENERAL MEETING OF CARNIVAL PLC SHAREHOLDERS?
You may vote your Carnival plc shares at the Annual General Meeting of Carnival plc Shareholders by completing and signing the enclosed form of proxy in accordance with the instructions set out on the form and returning it as soon as possible, but in any event so as to be received by Carnival plc’s registrars, Equiniti Limited, Aspect House, Spencer Road, Lancing BN99 6DA, by not later than 1:30 p.m. (BST) on April 3, 2024. Alternatively, a proxy vote may be submitted via the internet in accordance with the instructions set out in the proxy form. If you are a member of CREST, it is also possible to appoint a proxy via the CREST system (please see the Carnival plc Notice of Annual General Meeting for further details). If you are an institutional investor, you may also be able to appoint a proxy electronically via the Proxymity platform. Please see the Carnival plc Notice of Annual General Meeting for further details. Voting by proxy does not preclude you from attending the
Annual General Meeting and voting in person should you wish to do so. If you are a corporation, you can vote your Carnival plc shares at the Annual General Meeting by appointing one or more corporate representatives. You are strongly encouraged to pre-register your corporate representative to make registration on the day of the Annual General Meeting more efficient. In order to pre-register you would need to email your Letter of Representation to Carnival plc’s registrars, Equiniti Limited, at proxyvotes@equiniti.com.
Corporate representatives themselves are urged to arrive at least two hours before commencement of the Annual General Meeting to assist Carnival plc’s registrars with the appropriate registration formalities. Whether or not you intend to appoint a corporate representative, you are strongly encouraged to return the enclosed form of proxy to Carnival plc’s registrars.

116 | CARNIVAL CORPORATION & PLC 2024 PROXY STATEMENT

Questions and Answers
Questions Specific to Shareholders of Carnival plc
CAN I CHANGE MY VOTE GIVEN BY PROXY OR BY MY CORPORATE REPRESENTATIVE?
Yes. You may change your proxy vote by either:
•
completing, signing and dating a new form of proxy in accordance with its instructions and returning it to Carnival plc’s registrars by no later than 1:30 p.m. (BST) on April 3, 2024; or

•
attending and voting in person at the Annual General Meeting.

If you do not attend and vote in person at the Annual General Meeting and wish to revoke the appointment of your proxy or corporate representative, you must do so by delivering a notice of such revocation to Carnival plc’s registrars at least three hours before the start of the Annual General Meeting.

WHAT CLASS OF SHARES ARE ENTITLED TO BE VOTED AT THE CARNIVAL PLC ANNUAL GENERAL MEETING?
Carnival plc has only one class of ordinary shares in issue. Each Carnival plc ordinary share in issue as of the close of business on April 3, 2024, is entitled to one vote at the Annual General Meeting. As of January 11, 2024, Carnival plc had 217,396,246 ordinary shares in issue. However, the 42,876,272 Carnival plc ordinary shares directly or indirectly held by Carnival
Corporation have no voting rights (in accordance with the Articles of Association of Carnival plc). As of January 11, 2024, 30,566,742 Carnival plc ordinary shares are held in treasury. As a result, as of January 11, 2024, the total voting rights in Carnival plc were 143,953,232 ordinary shares.

HOW ARE VOTES COUNTED?
You may vote “FOR,” “AGAINST” or “ABSTAIN” for each of the resolutions. If you “ABSTAIN,” it has no effect on the outcome of the votes, although abstentions will be counted for the purposes of determining if a quorum is present for joint electorate actions.

CARNIVAL CORPORATION & PLC 2024 PROXY STATEMENT | 117

Annex A―Carnival plc Directors’ Report
Carnival plc and Carnival Corporation are separate legal entities (together referred to as “Carnival Corporation & plc”) and each company has its own Board of Directors and Committees of the Board. However, as is required by the agreements governing the dual listed company (“DLC”) arrangement, there is a single executive management team and the Boards of Directors and members of the Committees of the Boards are identical. This Directors’ Report has been prepared and presented in accordance with and in reliance upon UK company law and, accordingly, the liabilities of the Directors in connection with this Directors’ Report shall be subject to the limitations and restrictions provided by such law.
In accordance with Section 414C(11) of the UK Companies Act 2006 (“Companies Act”), we elected to include certain information that would otherwise be disclosed in this Directors’ Report in the Carnival plc Strategic Report (the “Strategic Report”) or the Carnival plc financial statements that accompany the Strategic Report, as detailed below:
Disclosure	Cross-Reference
Financial instruments	Note 24 to the Carnival plc group financial statements
Likely future developments	Carnival plc Strategic Report: 1.A.II Purpose & Mission, Vision, Values and Priorities and 1.C. Our Global Cruise Business
Engagement with suppliers, customers and others	Carnival plc Strategic Report: 1.A.II. Purpose & Mission, Vision, Values and Priorities; 1.C.II. Ships Under Contract for Construction; 1.C.VII. Cruise Pricing and Payment Terms; 1.C.IX. Onboard and Other Revenues; 1.C.X. Port Destinations and Exclusive Islands; 1.C.XII. Sales Channels; 1.C.XIII. Supply Chain; 1.C.XIV. Human Capital Management and Employees; 1.C.XIX. Governmental Regulations; and 7. Section 172(1) Statement
Disclosure	Cross-Reference
Greenhouse Gas Emissions, Energy Consumption and Energy Efficiency	Carnival plc Strategic Report: 1.C.XX. Sustainability and Environmental Impact
This Directors’ Report and the Strategic Report constitute Carnival plc’s Management Report for the year ended 30 November 2023, in accordance with the Disclosure Guidance and Transparency Rule 4.1.8R.
In accordance with the UK Financial Conduct Authority’s Listing Rules, the information required to be disclosed under Listing Rule (“LR”) 9.8.4R, to the extent applicable to Carnival plc, can be found at the references set out in the following table:
Required Information	Cross-Reference
Interest capitalized by the Carnival plc group	Note 10 to Carnival plc group financial statements
Details of long-term incentive schedules	Carnival plc Directors’ Remuneration Report under “Long-Term Incentive Compensation.”
LR 9.2.18 disclosure	“Profit Forecasts”
Other disclosure requirements in LR 9.8.4R are not applicable to Carnival Corporation & plc.

Carnival plc Directors' Report | A-1

Annex A―Carnival plc Directors’ Report
DIVIDENDS
DIVIDENDS
No dividends have been paid in fiscal 2022 or 2023 or are proposed in respect of fiscal 2024.
SHARE CAPITAl AND CONTROL
Changes in the share capital of Carnival plc during fiscal 2023 are given in Note 18 to the Carnival plc group financial statements.
The share capital of Carnival plc at January 11, 2024 is constituted by two allotted and issued subscriber shares of £1 each, 50,000 allotted and issued redeemable preference shares of £1 each, one allotted and issued special voting share of £1, one equalization share of £1 and 217,396,246 allotted and issued ordinary shares of $1.66 each. The subscriber shares carry no voting rights and no right to receive any dividend or any amount paid on a return of capital.
The equalization share carries no voting rights. The redeemable preference shares carry no voting rights, but are entitled to payment of a cumulative preferential fixed dividend of eight per cent per annum on the amount paid up on each such share that is in issue. On a return of capital on a winding up or otherwise, the redeemable preference shares rank behind the ordinary shares but ahead of any other class of shares, and are entitled to receive payment of the amount paid up or credited as paid up on each such share. Redeemable preference shares which are fully paid may be redeemed at any time at the election of the holder or of Carnival plc, in which case the amount payable on redemption is the amount credited as paid up on each share which is redeemed, together with all arrears and accruals of the preferential dividend.
Details of restricted stock units granted to employees are given in Note 20 to the Carnival plc group financial statements.
The Articles of Association of Carnival plc contain provisions which, in certain circumstances, would have the effect of preventing a shareholder (or a group of shareholders acting in concert) from holding or exercising the voting rights attributable to shares in Carnival plc which are acquired by them. These provisions would have effect if a shareholder (or a group of shareholders acting in concert) were to acquire ordinary shares in Carnival plc with the result that the total voting rights exercisable by that shareholder or group of shareholders on matters put to a vote as joint electorate actions under the DLC arrangement would exceed 30 percent of the total voting rights exercisable in respect of any joint electorate action. They would also have effect if a shareholder (or group of shareholders acting in concert) already holding between 30 percent and 50 percent of the total voting rights exercisable in respect of any joint electorate action were to acquire shares in Carnival plc and thereby increase the percentage of voting rights so held. In each such case, the percentage of voting rights held is determined after taking into account voting rights attributable to shares of Carnival Corporation common stock held by such shareholder (or group of shareholders) and also taking into account the effect of the equalization ratio which gives effect to common voting by the shareholders of Carnival plc and Carnival Corporation on joint electorate actions under the DLC arrangement.
Under the relevant provisions of the Articles of Association of Carnival plc (articles 277 to 287) shares which are acquired by a person and which trigger the thresholds referred to in the foregoing paragraph may be sold at the direction of the Board, and the proceeds remitted to the acquiring shareholder, net of any costs incurred by Carnival plc. Pending such sale any dividends paid in respect of such shares would be paid to a charitable trust, and the trustee of such trust would be entitled to exercise the voting rights attaching to the shares. The restrictions summarized in the preceding paragraphs would not apply in the case of an acquisition of shares that is made in conjunction with a takeover offer for Carnival plc, which is announced in accordance with the City Code on Takeovers and Mergers, for so long as that offer has not lapsed or been withdrawn. However, if such a takeover offer is not made, or lapses or is withdrawn, the restrictions will apply in respect of any acquired shares.

A-2 | Carnival plc Directors' Report

Annex A―Carnival plc Directors’ Report
SHARE CAPITAL AND CONTROL
The foregoing is a summary only of the relevant provisions of the Articles of Association of Carnival plc, and for a complete understanding of their effect, shareholders are recommended to refer to the Articles of Association themselves. A copy of the Articles of Association of Carnival plc is available at Carnival plc’s website at www.carnivalplc.com or upon request from the Company Secretary, 3655 N.W. 87th Avenue, Miami, Florida 33178, United States.
There are 14 significant agreements to which Carnival plc is a party, which may be altered or terminated in the event of a change of control as follows:
•
Under the Facilities Agreement originally dated May 18, 2011, as most recently amended and restated on May 25, 2023, and as may be further amended and extended from time to time, by and among Carnival Corporation, Carnival plc, J.P. Morgan SE (as facilities agent), and a syndicate of financial institutions, which provides for approximately $1.7 billion, €1.0 billion and £150 million in revolving credit facilities, the revolving credit facilities may, under certain circumstances, be cancelled upon a change of control of Carnival plc (other than a change which results in control of Carnival plc being vested in Carnival Corporation or in certain members of the Arison family or trusts related to them).

•
Under the Facilities Agreement dated February 28, 2023, by and among Carnival Holdings (Bermuda) II Limited, a direct subsidiary of Carnival Corporation, Carnival Corporation, Carnival plc, and J.P. Morgan SE (as facilities agent) and a syndicate of financial institutions, which provides for approximately $1.3 billion, €615 million and £104 million in revolving credit facilities, the revolving credit facilities may, under certain circumstances, be cancelled upon a change of control of (i) Carnival Holdings (Bermuda) II Limited (other than a change which results in control being vested in Carnival plc) or (ii) Carnival plc (other than a change which results in control of Carnival plc being vested in Carnival Corporation or in certain members of the Arison family or trusts related to them).

•
Under:

(i)
the Term Loan Agreement dated as of June 30, 2020, as most recently amended on June 16, 2023, among Carnival Corporation, as lead borrower, Carnival Finance, LLC, as co-borrower, Carnival plc, as a guarantor, the subsidiary guarantors party thereto, JPMorgan Chase Bank, N.A., as administrative agent, and the other financial institutions party thereto from time to time (the “Term Loan Agreement”), relating to two tranches of term loans in the initial aggregate principal amounts of  $1.86 billion (which has since been repaid) and €0.8 billion, respectively, as well as an incremental tranche of  $2.3 billion; and
(ii)
the Term Loan Agreement dated as of August 8, 2023, among Carnival Corporation, as lead borrower, Carnival Finance, LLC, as co-borrower, Carnival plc, as a guarantor, the subsidiary guarantors party thereto, JPMorgan Chase Bank, N.A., as administrative agent, and the other financial institutions party thereto from time to time (the “New Term Loan”, and together with the Term Loan, the “Term Loans”), relating to one tranche of term loan in the initial aggregate principal amount of  $1.31 billion, under certain circumstances, a change of control of Carnival plc (other than a change which results in control of Carnival plc being vested in Carnival Corporation or in certain members of the Arison family or trusts related to them) could constitute an event of default under the Terms Loans, which would permit the lenders thereunder to accelerate the term loans.
•
Under:

(i)
the Indenture dated as of August 18, 2020 among Carnival Corporation as issuer, Carnival plc, the other Guarantors party thereto and U.S. Bank, National Association, as trustee, security agent, principal paying agent, transfer agent and registrar, as supplemented by the First Supplemental Indenture, dated as of November 18, 2020, relating to the 9.875% Second-Priority Senior Secured Notes due 2027 in an aggregate principal amount of $900 million;

(ii)
the Indenture dated as of November 25, 2020 among Carnival Corporation as issuer, Carnival plc, the other Guarantors party thereto and U.S. Bank, National Association, as trustee, principal paying agent, transfer agent and registrar, relating to the U.S. dollar-denominated 7.625% Senior Unsecured Notes

Carnival plc Directors' Report | A-3

Annex A―Carnival plc Directors’ Report
SHARE CAPITAL AND CONTROL
due 2026 in an aggregate principal amount of $1.45 billion and the Euro-denominated 7.625% Senior Unsecured Notes due 2026 in an aggregate principal amount of €500 million;
(iii)
the Indenture dated as of February 16, 2021 among Carnival Corporation as issuer, Carnival plc, the other Guarantors party thereto and U.S. Bank, National Association, as trustee, principal paying agent, transfer agent and registrar, relating to the 5.750% Senior Unsecured Notes due 2027 in an aggregate principal amount of $3.5 billion;

(iv)
the Indenture dated as of July 26, 2021, among Carnival Corporation, as issuer, Carnival plc, the other Guarantors party hereto and U.S. Bank National Association, as trustee, principal paying agent, transfer agent, registrar and security agent, relating to the 4.000% First-Priority Senior Secured Notes due 2028 in the aggregate principal amount of $2.4 billion;

(v)
the Indenture dated as of November 2, 2021, among Carnival Corporation, as issuer, Carnival plc, the other Guarantors party hereto and U.S. Bank National Association, as trustee, principal paying agent, transfer agent, registrar and security agent, relating to the 6.000% Senior Unsecured Notes due 2029 in an aggregate principal amount of $2 billion;

(vi)
the Indenture dated as of May 25, 2022, among Carnival Corporation, as issuer, Carnival plc, the other Guarantors party hereto and U.S. Bank Trust Company, National Association, as trustee, principal paying agent, transfer agent, registrar and security agent, relating to the 10.500% Senior Unsecured Notes due 2030 in an aggregate principal amount of $1 billion; and

(vii)
the Indenture dated as of August 8, 2023, among Carnival Corporation, as issuer, Carnival plc, the other Guarantors party hereto and U.S. Bank Trust Company, National Association, as trustee, principal paying agent, transfer agent, registrar and security agent, relating to the 7.000% First-Priority Senior Secured Notes due 2029 in an aggregate principal amount of $500 million,

Carnival Corporation may be required to make an offer to repurchase the notes issued under the relevant indenture at a redemption price of 101%
of the principal amount of the notes upon the occurrence of certain change of control triggering events that are accompanied by a specified ratings downgrade with respect to the notes issued under the relevant indenture.
•
Under the Indenture dated as of October 25, 2022 among Carnival Holdings (Bermuda) Limited, as issuer, Carnival Corporation, Carnival plc, the other Guarantors party thereto and U.S. Bank Trust Company, National Association, as trustee, principal paying agent, transfer agent and registrar, relating to the 10.375% Senior Unsecured Notes due 2028 in an aggregate principal amount of $2.03 billion, Carnival Holdings (Bermuda) Limited may be required to make an offer to repurchase the notes issued under the Indenture at a redemption price of 101% of the principal amount of the notes upon the occurrence of certain change of control triggering events that are accompanied by a specified ratings downgrade with respect to the notes issued under the Indenture.

•
Under:

(i)
the Indenture dated as of August 22, 2022 among Carnival Corporation, Carnival plc, the subsidiary guarantors party thereto and U.S. Bank National Association, as trustee, as supplemented by the First Supplemental Indenture dated as of November 1, 2022, relating to the 5.750% Convertible Senior Notes due 2024 in an aggregate principal amount of $426 million, and

(ii)
the Indenture dated as of November 18, 2022 among Carnival Corporation, Carnival plc, the subsidiary guarantors party thereto and U.S. Bank National Association, as trustee, relating to the 5.750% Convertible Senior Notes due 2027 in an aggregate principal amount of  $1.13 billion, if Carnival Corporation undergoes certain corporate events (each, a “fundamental change”), subject to certain conditions, holders may require Carnival Corporation to repurchase for cash all or any portion of their convertible notes at par.

Subject to certain exceptions, a fundamental change would occur upon, among others:
(1)
a merger transaction pursuant to which Carnival Corporation’s common stock is converted into other securities or assets;

A-4 | Carnival plc Directors' Report

Annex A―Carnival plc Directors’ Report
ARTICLES OF ASSOCIATION
(2)
the sale of all or substantially all of the assets of Carnival Corporation to a third party; or

(3)
a person or group (other than certain members of the Arison family or trusts related to them)

becoming the beneficial owners of more than 50% of the rights to vote to elect the members of the Boards of Directors of Carnival Corporation and Carnival plc.

ARTICLES OF ASSOCIATION
The Articles of Association of Carnival plc may be amended by the passing of a special resolution of the shareholders. In common with many other corporate actions that might be undertaken by Carnival plc, such a resolution would be proposed as a joint electorate action on which the shareholders of Carnival plc and of Carnival Corporation effectively vote as a single unified body, as contemplated by the DLC arrangement.

PURCHASE OF OWN SHARES
In June 2021, the Boards of Directors authorized us to sell up to $500 million of Carnival Corporation common stock in the U.S. market and repurchase up when Carnival Corporation common stock is trading at a premium to the price of Carnival plc ordinary shares (the “Stock Swap Program”). Under the Stock Swap Program, we may elect to offer and sell shares of Carnival Corporation common stock, at prevailing market prices in ordinary brokers’ transactions and repurchase an equivalent number of Carnival plc ordinary shares in the UK market, to the extent possible. During fiscal 2023, Carnival Corporation repurchased 2,321,073 Carnival plc ordinary shares with a nominal value of $3,852,981, representing 1.6% of the called-up share capital of Carnival plc (which does not include the disenfranchised shares held by Carnival Corporation) as of November 30, 2023, for aggregate consideration of $20,103,696 under the Stock Swap Program. The Stock Swap program does not have an expiration date and may be discontinued by us at any time or upon achieving the authorized repurchase amount. On January 31, 2023, Carnival Corporation purchased (subscribed for) one new ordinary share of Carnival plc for $1 billion, which is non-voting while it is owned by Carnival Corporation (the “Intragroup Transaction”). This is a non-cash transaction where the amount owed from Carnival Corporation was offset against an equivalent amount owed by Carnival plc to the Carnival Corporation group. In addition, on September 6, 2023, Carnival Corporation purchased 50,000 previously allotted and issued redeemable preferences shares of £1.00 each, in consideration of the assumption of a £19,665 payment obligation to Carnival plc (the “Preference Share Transaction”).
Other than pursuant to the Stock Swap Program, the Intragroup Transaction or Preference Share Transaction, there were no purchases of Carnival plc shares by Carnival Corporation or Carnival plc during fiscal 2023. As of January 11, 2024, the latest practicable date prior to the publication of this document, and taking into account purchases by Carnival Corporation of Carnival plc’s shares in prior years, Carnival Corporation holds, directly or indirectly, 42,876,272 Carnival plc ordinary shares with a nominal value of $71,174,612, representing 29.8% of issued share capital of Carnival plc (which does not include the disenfranchised shares held by Carnival Corporation or any shares held in treasury). Carnival plc shares held by Carnival Corporation, including those repurchased under the Stock Swap Program, do not have any voting rights (in accordance with the Articles of Association of Carnival plc).
Shareholder approval is not required to buy back shares of Carnival Corporation, but is required under the Companies Act to buy back shares of Carnival plc. At the Annual General Meeting held on April 21, 2023, the authority for Carnival plc to buy back its own shares was approved. This authority permitted Carnival plc to buy back up to 18,613,610 ordinary shares of Carnival plc (being approximately 10 percent of Carnival plc’s ordinary shares in issue). Under that authority, 1,142,117 Carnival plc ordinary shares have been purchased since last year’s Annual Meetings of Shareholders and through January 11, 2024. That approval expires on the earlier of:
•
the conclusion of Carnival plc’s 2024 Annual General Meeting; or

•
July 20, 2024.

Carnival plc Directors' Report | A-5

Annex A―Carnival plc Directors’ Report
PROFIT FORECASTS
Carnival Corporation & plc treats any such purchases made by Carnival Corporation under the Stock
Swap Program as if they were made by Carnival plc under the Carnival plc buyback authority.

PROFIT FORECASTS
In our recent Business Updates and Earnings Releases, we included the following guidance which represented a profit forecast for purposes of LR 9.2.18R.
In the first quarter of 2023 (“1Q 2023 Update”), we reported that we expected adjusted EBITDA of $3.9 to $4.1 billion and an adjusted net loss of $350 to $550 million for the full year 2023.
In the second quarter of 2023 (“2Q 2023 Update”), we reported that we expected adjusted EBITDA of $2.05 to $2.15 billion and adjusted net income of $950 to $1,050 million for the third quarter of 2023. We also reported that we expected adjusted EBITDA of $4.10 to $4.25 billion and an adjusted net loss of $100 to $250 million for the full year 2023.
In the third quarter of 2023 (“3Q 2023 Update”), we reported that we expected adjusted EBITDA of $800 to $900 million and adjusted net loss of $125 to $225 million for the fourth quarter of 2023. We also reported that we expected adjusted EBITDA of $4.1 to
$4.2 billion and an adjusted net loss of $50 to $150 million for the full year 2023.
Our actual results were in line with the guidance above, with the exception of the following:
•
The adjusted net income for the third quarter of 2023 ($1.2 billion) exceeded the guidance range provided in our 2Q 2023 Update due to higher ticket prices, favorability in net interest expense and fuel consumption, depreciation and income taxes.

•
The adjusted net loss for the fourth quarter of 2023 ($90 million) was above the better end of the guidance range provided in our 3Q 2023 Update due to continued strength in demand and favorability in revenue from higher ticket prices.

•
The adjusted net income for the full year 2023 ($1 million) exceeded the better end of the guidance range provided in our 1Q 2023 Update, 2Q 2023 Update, and 3Q 2023 Update due to improvements in ticket prices, higher onboard spending, and higher occupancy levels.

DIRECTORS
The names of all persons who served as Directors of Carnival Corporation and Carnival plc during fiscal 2023 are as follows: Micky Arison; Sir Jonathon Band; Jason Glen Cahilly; Helen Deeble; Jeffrey J. Gearhart; Richard J. Glasier (retired from the Boards in April 2023); Katie Lahey; Sara Mathew; Sir John Parker (retired from the Boards in April 2023); Stuart Subotnick; Laura Weil; Josh Weinstein; and Randy Weisenburger. Biographical notes about each of the Directors nominated for election or re-election are contained in the Proxy Statement.
Details of the Directors’ membership on Board Committees are set out in the Carnival plc Corporate Governance Report attached as Annex C to the Proxy Statement.
Upon becoming a member of the Board of Directors of Carnival plc, each new Director participates in an induction process, which includes:
•
a meeting with all of the current Directors;

•
provision of an induction pack;

•
site visits (some of which were delayed given the impact of the COVID-19 pandemic); and

•
meetings with senior and operational management teams.

The Directors update their skills, knowledge and familiarity with Carnival plc by meeting with senior management, visiting regional and divisional operating offices and receiving updates and training coordinated by management. The appointment and replacement of Directors of Carnival plc is governed by the provisions of the Articles of Association of Carnival plc and also by the provisions of the Equalization and Governance Agreement entered into on April 17, 2003 on the establishment of the DLC arrangement. The Articles of Association and the Equalization and Governance Agreement require that the Boards of

A-6 | Carnival plc Directors' Report

Annex A―Carnival plc Directors’ Report
SUBSTANTIAL SHAREHOLDINGS
Directors of Carnival plc and Carnival Corporation be comprised of exactly the same individuals. Please refer to “Nominations of Directors” and “How are Directors of Each Company Elected or Re-Elected?” sections of the Proxy Statement and the “Board Composition” section of the Carnival plc Corporate Governance Report for additional information on our rules regarding Director appointment and replacement.
The business of Carnival plc is managed by the Board of Directors, which may exercise all the powers of Carnival plc, including, without limitation, the power to:
•
dispose of all or any part of our assets;

•
borrow money;

•
mortgage or pledge any of its assets;

•
purchase Carnival plc’s shares; and

•
issue debentures, shares or other securities.

Details of the Directors’ remuneration and their interests in the shares of Carnival Corporation and Carnival plc are set out in Part II of the Carnival plc Directors’ Remuneration Report attached as Annex B to the Proxy Statement.

SUBSTANTIAL SHAREHOLDINGS
As of November 30, 2023, Carnival plc has been notified of material interests of three percent or more in Carnival plc’s total voting rights as follows:
Shareholder	Number of Voting Rights (#)	Percentage of Voting Rights as of January 11, 2024 (%)
Aristeia Capital, L.L.C.(1)	11,275,692	7.8
Barclays Plc	8,115,706	5.6
BlackRock, Inc.	9,078,955	6.3
Norges Bank (The Central Bank of Norway)	11,203,591	7.8

(1)
Affiliates of Aristeia Capital, L.L.C. have an interest in these shares.

Carnival plc has not been notified of any changes in the number of voting rights held between December 1, 2023 and January 11, 2024, the latest practicable date.
Carnival Corporation and Carnival Investments Limited are the holders of an aggregate of 42,876,272 Carnival plc ordinary shares as of January 11, 2024. These shares carry no voting rights or rights on liquidation unless Carnival Corporation owns over 90 percent of all the Carnival plc ordinary shares. Accordingly, the details of voting rights given in the preceding table take account of the absence of voting rights carried by these shares.
Except for the above, no person has disclosed relevant information to Carnival plc pursuant to Chapter 5 of the Disclosure Guidance and Transparency Rules.

CORPORATE GOVERNANCE AND DIRECTORS’ REMUNERATION
A report on corporate governance and compliance with the UK Corporate Governance Code is contained in the Carnival plc Corporate Governance Report attached as Annex C to the Proxy Statement. Part I of the Carnival plc Directors’ Remuneration Report is included in the Proxy Statement and Part II of the Carnival plc Directors’ Remuneration Report is attached as Annex B to the Proxy Statement.

Carnival plc Directors' Report | A-7

Annex A―Carnival plc Directors’ Report
CORPORATE AND SOCIAL RESPONSIBILITY
CORPORATE AND SOCIAL RESPONSIBILITY
HEALTH, ENVIRONMENTAL, SAFETY, SECURITY AND SUSTAINABILITY CORPORATE POLICY

At Carnival Corporation & plc, our mission and purpose is to deliver unforgettable happiness to our guests by providing extraordinary cruise vacations, while honoring the integrity of every ocean we sail, place we visit and life we touch. We strive to be a company that people want to work for and to be an exemplary global corporate citizen.
Our commitment and actions to keep our guests and crew members safe and comfortable, protect the environment, develop and provide opportunities for our workforce, strengthen stakeholder relations and enhance both the communities where we work as well as the port communities that our ships visit, are reflective of our brands’ core values and vital to our success as a business enterprise.
The Boards of Directors of Carnival Corporation & plc established Board-level Health, Environmental, Safety & Security (“HESS”) Committees comprised of five independent Directors. The principal function of the HESS Committees is described in our Corporate Governance Report under “Committees of the Boards.”
In addition, Carnival Corporation & plc’s Health, Environmental, Safety, Security and Sustainability Corporate Policy describes our commitments to:
•
Complying with or exceeding all legal and statutory requirements related to HESS and sustainability throughout our business activities;

•
Protecting the environment, including the marine ecosystems in which our vessels sail and the communities in which we operate, striving to prevent adverse consequences and using resources sustainably;

•
Protecting the health, safety and security of our guests, employees and all others working on our behalf, thereby promoting an organization that promotes well-being and always strives to be free of injuries, illness, and loss;

•
Reducing our greenhouse gas and other airborne emissions with an aspiration to achieve net carbon-neutral ship operations;

•
Supporting sustainable tourism practices by respecting the culture, history, natural resources, and people of the communities we visit;

•
Supporting a circular economy by engaging employees and working with our supply chain to source responsibly, reduce packaging, reuse materials, increase recycling and reduce waste; and

•
Recruiting, growing, and maintaining a diverse and inclusive workforce that promotes equity.

The Health, Environmental, Safety, Security and Sustainability Corporate Policy is published on the Carnival Corporation & plc website at www.carnivalcorp.com and www.carnivalplc.com.
The Boards recognize that Carnival Corporation & plc needs to ensure that there is a consistent standard of operation throughout their fleet in keeping with their leading position in the cruise industry. In this regard, the Carnival Corporation & plc Maritime Operations Department is headed by a Chief Maritime Officer, with a full-time professional and administrative staff, and is responsible for providing a common, integrated approach to management of HESS matters and for reporting to the HESS Committees on such matters. The Chief Maritime Officer reports to our CEO and to our Chair of the HESS Committees.
The Boards of Directors of Carnival Corporation & plc have also established Board-level Compliance Committees comprised of five independent Directors. The principal function of the Compliance Committees is to assist with the Boards’ oversight of our ethics and compliance activities, as further described in our Corporate Governance Report under “Committees of the Boards.”
Carnival Corporation & plc recognizes our responsibility to provide industry leadership and to conduct our business as a responsible global citizen.
Our corporate leadership is manifested in our Code of Business Conduct and Ethics, which requires that

A-8 | Carnival plc Directors' Report

Annex A―Carnival plc Directors’ Report
CORPORATE AND SOCIAL RESPONSIBILITY
every employee and member of the Boards use sound judgment, maintain high ethical standards and demonstrate honesty in all business dealings. As a responsible global citizen, Carnival Corporation & plc is committed to achieving and maintaining the highest standards of professional and ethical conduct.
Risk Advisory & Assurance Services (“RAAS”) is Carnival Corporation & plc’s internal audit department and is headed by the Chief Audit Officer, who reports directly to our Chair of the Audit Committees. Our Chief Audit Officer also has a “dotted” reporting line to the Chief Risk and Compliance Officer. RAAS conducts annual HESS audits of each brand’s head office and of each ship in our fleet. These audits are in addition to the audits performed by third-party certification and regulatory auditors.
Each RAAS HESS audit is organized and planned to:
•
verify compliance with applicable rules, corporate standards, brand policies and procedures,

regulations, codes and guidance directly involved in the safe conduct of ship operations;
•
verify the effectiveness and efficiency of the shipboard and shore-side HESS management systems; and

•
identify opportunities for continuous improvement.

Further details of matters related to health, environmental, safety, security and sustainability reporting and community relations at Carnival Corporation & plc are available in our Strategic Report and in the “Sustainability” section of the Carnival Corporation & plc website at www.carnivalcorp.com and www.carnivalplc.com and our sustainability website at www.carnivalsustainability.com.

EMPLOYEES

Carnival Corporation & plc own and operate a portfolio of brands in North America, Europe and Australia comprised of nine cruise lines:
AIDA CRUISES	CUNARD	P&O CRUISES (AUSTRALIA)
CARNIVAL CRUISE LINE	HOLLAND AMERICA LINE	P&O CRUISES (UK)
COSTA CRUISES	PRINCESS CRUISES	SEABOURN
Our corporate office and individual brands employ a variety of methods, such as intranet sites, management briefings, newsletters and reward programs to encourage employee involvement and to keep employees informed of the performance, development and progress of Carnival Corporation & plc.

Carnival plc Directors' Report | A-9

Annex A―Carnival plc Directors’ Report
Political Contributions
Diversity and Inclusion
We believe that creating an environment where diversity is welcomed and inclusion and belonging is fostered are not only important topics in corporations and boardrooms world-wide, but they are also actions which are critically important to sustaining and increasing the success of our business. We recognize that maintaining a diverse and inclusive workforce promotes an open, tolerant and positive work environment where everyone’s different talents and strengths can be utilized. We work to attract, motivate, develop and retain the best talent from the diversity the world offers. We believe that our ability to be competitive and to thrive globally depends on it. We strive to achieve greater performance through capturing the power of employee diversity across all elements such as race, ethnicity, age, gender and sexual orientation and identification.
Accordingly, Josh Weinstein, our President, CEO and Chief Climate Officer, has committed to Catalyst’s “Catalyst CEO Champions for Change” initiative to support the advancement of women’s leadership and diversity in the workplace.
We are also a global partner of the International LGBTQ+ Travel Association (IGLTA), the world’s leading network of LGBTQ+ welcoming tourism businesses. Through our partnership, we will help promote equality and safety for LGBTQ+ tourism worldwide.
Our efforts to promote diversity and inclusion have been recognized in 2023 with several top employer awards for advancing inclusion and supporting diversity in the workplace.
Senior employees within Carnival Corporation & plc are eligible to participate in either the Carnival plc 2024 Employee Share Plan, subject to shareholder approval of the Carnival plc 2024 Employee Share Plan, or the Carnival Corporation 2020 Stock Plan, further details of which are provided in the Carnival plc Directors’ Remuneration Report attached as Annex B to the Proxy Statement. These plans reinforce the philosophy of encouraging senior employees to contribute directly to the achievement of Carnival Corporation & plc’s goals and of rewarding individual and collective success.
It is the policy of Carnival Corporation & plc that disabled persons should receive full and fair consideration for all job vacancies and promotions for which they are qualified applicants. It is the policy of Carnival Corporation & plc to seek to retain employees who become disabled while in their service whenever possible and to provide appropriate training and accommodations for disabled persons. Training and career development are provided and encouraged for all employees, including disabled persons.
Information on the gender diversity of senior management and their direct reports is included in the Strategic Report in section 1.C.XIV. Human Capital Management and Employees.

Political Contributions
Carnival plc did not make any political contributions to any political organization during the year ended November 30, 2023 (2022—nil). Carnival plc’s subsidiaries did not make any political contributions during the year ended November 30, 2023 (2022—$0.1 million made to organizations outside the UK and the European Union).

A-10 | Carnival plc Directors' Report

Annex A―Carnival plc Directors’ Report
Corporate Governance Statement
Corporate Governance Statement
The corporate governance statement, prepared in accordance with rule 7.2 of the FCA’s Disclosure Guidance and Transparency Rules, can be found in the Carnival plc Corporate Governance Report attached as Annex C to the Proxy Statement. The Carnival plc Corporate Governance Report forms part of this Carnival plc Directors’ Report and is incorporated into it by this reference.

Independent Auditors
In accordance with the UK auditor rotation requirements, PricewaterhouseCoopers LLP was not eligible to continue as our auditor after the conclusion of their fiscal 2023 audit. As a result, during fiscal 2022, the Audit Committees oversaw a competitive tender process to select a new audit firm for the fiscal 2024 audit. Following a rigorous selection process, the Boards of Directors selected Deloitte & Touche LLP as the independent registered public accounting firm of Carnival Corporation and Deloitte LLP as the independent auditor of Carnival plc for the fiscal 2024 audit, subject to shareholder approval and ratification. A resolution that Deloitte LLP be appointed as the independent auditor of Carnival plc for the fiscal 2024 audit will be proposed at the 2024 Annual General Meeting.

Statement of Directors’ Responsibilities
The Directors are responsible for preparing the Carnival plc Annual Report in accordance with applicable law and regulations for each financial year.
Under company law, the Directors have prepared the group financial statements in accordance with UK-adopted international accounting standards and the parent company financial statements in accordance with United Kingdom Generally Accepted Accounting Practice (United Kingdom Accounting Standards, comprising the FRS 101 “Reduced Disclosure Framework” and applicable law).
Company law requires the directors to prepare financial statements for each financial year. Under that law, the Directors must not approve the financial statements unless they are satisfied that they give a true and fair view of the state of affairs of Carnival plc and the Carnival plc group and of the profit or loss of the Carnival plc group for that period.
In preparing the financial statements the Directors are required to:
•
select suitable accounting policies and then apply them consistently;

•
make judgments and estimates that are reasonable and prudent;

•
state whether applicable UK-adopted international accounting standards have been followed for the group financial statements and United Kingdom

Accounting Standards, comprising FRS 101 and applicable law have been followed for the parent company financial statements, subject to any material departures disclosed and explained in the financial statements; and
•
prepare the group and parent company financial statements on the going concern basis unless it is inappropriate to presume that the group and company will continue in business.

The Directors are responsible for keeping adequate accounting records that are sufficient to show and explain Carnival plc’s and Carnival plc group’s transactions and disclose with reasonable accuracy at any time the financial position of Carnival plc and the Carnival plc group and to enable them to ensure that the Carnival plc Annual Report complies with the Companies Act.
The Directors are also responsible for safeguarding the assets of Carnival plc and the Carnival plc group and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.
The Directors are responsible for the maintenance and integrity of the corporate and financial information included on its website. Legislation in the UK governing the preparation and dissemination of financial statements may differ from legislation in other jurisdictions.

Carnival plc Directors' Report | A-11

Annex A―Carnival plc Directors’ Report
Statement of Directors’ Responsibilities
Each of the Directors, whose names and functions are listed in the Proxy Statement, confirms that, to the best of his or her knowledge:
(a)
the Carnival plc group financial statements, which have been prepared in accordance with UK-adopted international accounting standards, give a true and fair view of the assets, liabilities, financial position and profit or loss of the Carnival plc group;

(b)
the Carnival plc parent company financial statements, which have been prepared in accordance with United Kingdom Accounting Standards, comprising FRS 101 and applicable law, give a true and fair view of the assets, liabilities, financial position and profit or loss of Carnival plc;

(c)
the Directors’ Report attached as Annex A to the Proxy Statement and the Strategic Report include a fair review of the development and performance of the business and the position of the Carnival plc group and Carnival plc, together with a description of the principal risks and uncertainties that they face; and

(d)
the Carnival plc Annual Report taken as a whole, is fair, balanced and understandable and provide the information necessary for the shareholders of Carnival plc to assess the position and performance, business model and strategy of the Carnival plc group and Carnival plc.
As part of the process to reach the conclusion in (d) above as well as the overall annual report review process, the Audit Committees received and reviewed drafts of the components of the annual report and provided feedback at a meeting with management to discuss the disclosures in advance of our fiscal year end. Feedback received was appropriately addressed ahead of the January meeting of the Audit Committees where the updated draft Annual Report was reviewed and the January meeting of the Boards where the final Annual Report was reviewed and approved.
In the case of each Director in office at the date the Directors’ Report is approved:
•
so far as the Director is aware, there is no relevant audit information of which the Carnival plc group’s and Carnival plc’s auditors are unaware; and

•
they have taken all the steps that they ought to have taken as a Director in order to make themselves aware of any relevant audit information and to establish that Carnival plc group’s and Carnival plc’s auditors are aware of that information.

This Directors’ Report was approved by the Board of Directors and is signed by order of the Board of Directors by

DOREEN S. FURNARI Company Secretary January 26, 2024
Carnival plc
Incorporated and registered in England and Wales under number 4039524
A-12 | Carnival plc Directors' Report

Annex B―Carnival plc Directors’ Remuneration Report (Part II)
Certain information required to be included in the Carnival plc Directors’ Remuneration Report is set forth in Part I (which is also known as the Compensation Discussion and Analysis) and in the “Non-Executive Director Compensation” and “Compensation Tables” sections of the 2024 Notice of Annual Meetings and Proxy Statement to which this Report is annexed (the “Proxy Statement”). The Compensation Discussion and Analysis and the relevant parts of the Proxy Statement should be read in conjunction with this Part II.
Parts I and II of the Carnival plc Directors’ Remuneration Report form part of the Carnival plc Annual Report for the year ended November 30, 2023. Carnival plc and Carnival Corporation are separate legal entities (together referred to as “Carnival Corporation & plc”) and each company has its own Board of Directors and Compensation Committee. However, as required by the agreements governing the dual listed company (“DLC”) arrangement, there is a single management team and the Boards of Directors and members of the Committees of the Boards are identical. Accordingly, consistent with prior years, we have included remuneration paid by Carnival Corporation and Carnival plc in the Carnival plc Directors’ Remuneration Report. The Directors are primarily paid by Carnival Corporation as part of the DLC arrangement.
Both Parts I and II of the Carnival plc Directors’ Remuneration Report are in compliance with Schedule 8 of the LMCG Regulations and the UK Corporate Governance Code, the UK Companies Act 2006 (“Companies Act”) and the Listing Rules of the FCA. In particular, our executive compensation program takes into account the principles outlined in Provision 40 of the UK Corporate Governance Code, as set forth in Parts I and Part II of the Carnival plc Directors’ Remuneration Report.
The Carnival plc Directors’ Remuneration Report is subject to an advisory (non-binding) vote at the 2024 Annual General Meeting. Section 2 of this Part II is the Implementation Section, which contains the disclosures in respect of the actual pay outcomes for fiscal 2023 and the anticipated outcomes for fiscal 2024 when implementing the Directors’ Remuneration Policy approved in April 2023.

1.
Statement by Randy Weisenburger, Chair of the Compensation Committees

The major decisions on Directors’ remuneration and the changes to Directors’ remuneration during the year (and the context for these decisions and changes) are summarized in the “Executive Summary” section in Part I of the Carnival plc Directors’ Remuneration Report as well as my other letter as Chair of the Compensation Committees set out in Part I of the Carnival plc Directors’ Remuneration Report.
Our pay practices are consistent with best and established market practice provisions in the U.S. where, for example it is not common to defer the release of long-term incentive grants following their vesting or to require executives to maintain a shareholding following their departure from the group. The Compensation Committees have considered the potential implications of adopting such developments in UK practice since the last policy review and concluded that it would both unnecessarily place Carnival Corporation & plc at a competitive disadvantage to other large U.S. headquartered companies and that the corresponding increase in the overall quantum of pay required to offset the diminution in the packages arising from such provisions would not be in the interests of shareholders. The Compensation Committees will keep such matters and whether they become more prevalent in the U.S. under review.
The performance results for fiscal 2023 short and long-term incentives are detailed in Part I. The Compensation Committees considered the outcome under the terms of the various variable pay arrangements and approved the results without application of discretion as described in “2023 MIP Annual Cash Bonus Performance Results”.

Carnival plc Directors' Remuneration Report | B-1

Annex B―Carnival plc Directors’ Remuneration Report (Part II)
2. Implementation Section
A new Directors’ Remuneration Policy was approved by our shareholders at the 2023 Annual Meetings of Shareholders, as required. The Directors’ Remuneration Policy sets the framework under which the Compensation Committees make pay decisions affecting our Executive and Non-Executive Directors.
The Carnival plc 2024 Employee Share Plan, a new discretionary equity plan, is being submitted to shareholders for approval at the 2024 Annual
Meetings of Shareholders to replace the expiring Carnival plc 2014 Employee Share Plan. The new plan will allow us to continue to use share grants to incentivize performance and promote retention of key employees.
The Compensation Committees continue to consider the Directors’ Remuneration Policy to be appropriate, including the overall pay levels, having regard to the Executive Directors’ positioning relative to the Peer Group set out in Part I.

2.
Implementation Section

2.1   IMPLEMENTATION OF APPROVED POLICY

The Directors’ Remuneration Policy that is currently in effect (the “2023 Policy”) was approved by the Carnival Corporation and Carnival plc shareholders at the Annual General Meeting held on April 21, 2023 with over 98% shareholder support. The 2023 Policy will be operated by Carnival Corporation & plc until a new Directors’ Remuneration Policy is approved, which is expected to be proposed no later than the 2026 Annual General Meeting. The 2023 Policy is included within Annex B of the 2023 Notice of Annual Meetings of Shareholders and Proxy Statement, which is available on our website at www.carnivalcorp.com and www.carnivalplc.com.
The Compensation Committees have regard to the UK Corporate Governance Code and are satisfied that the 2023 Policy supports the long-term success of Carnival Corporation & plc and includes due regard to corporate and social responsibility issues and to managing risk within the group.
During the year, the following actions were taken for 2023 or anticipated for fiscal 2024 when implementing the 2023 Policy:

B-2 | Carnival plc Directors' Remuneration Report

Annex B―Carnival plc Directors’ Remuneration Report (Part II)
2. Implementation Section
EXECUTIVE DIRECTORS
Compensation Element	Actions Taken
BASE SALARY	Annual Salaries (not audited) Annual salary levels as at December 1, 2023 were:
	• Mr. Weinstein	$1,250,000
	• Mr. Arison	$1,000,000, however, effective April 1, 2020, at Mr. Arison’s request, to preserve cash, the Compensation Committees authorized the suspension of his salary which remains effective through fiscal 2024.

Mr. Weinstein’s salary was increased to $1,250,000 in August 2022 upon assuming the role of President, Chief Executive Officer (“CEO”) and Chief Climate Officer. No further change in salary was made for fiscal 2023. At Mr. Arison’s request, to preserve cash, the Compensation Committees authorized the continued suspension of Mr. Arison’s salary for fiscal 2023.
The Compensation Committees undertook a review of CEO and other Named Executive Officers’ pay as part of a broader review of our pay philosophy for executives and employees generally. After a review of the Peer Group and CEO compensation survey data, 2023 CEO total target pay was found to be 32% below market median. For 2024, our pay philosophy remains focused on pay for performance, but aims to set target compensation at a more competitive level and closer to the median CEO compensation levels. The Compensation Committees also approved a new peer group for use in evaluating 2024 compensation as described in more detail in the “Changes to Peer Group for Assessing Fiscal 2024 Compensation” section of the Proxy Statement.
U.S. employees of Carnival Corporation that are considered Highly Compensated Employees (the “HCEs”) under the U.S. Internal Revenue Code, including Mr. Weinstein, participate in the Carnival Corporation Fun Ship Non-Qualified Savings Plan (the “Plan”), a non-tax qualified plan through which formulaic profit-sharing cash payments are made based on years of service. The profit-sharing payments are more fully described in the “Nonqualified Deferred Compensation in Fiscal 2023” section of the Proxy Statement. The Compensation Committees approved termination of the Plan effective January 1, 2024 and are redistributing the profit share value into the HCEs’ base salary and bonus target.
For Mr. Weinstein, the portion of the increase in base salary attributable to market adjustment is $37,500 and the portion attributable to profit share redistribution is $112,500. Following the application of these two adjustments, Mr. Weinstein’s 2024 base salary will be $1,400.000. When combined with the changes to annual bonus target and annual long-term incentives described below, Mr. Weinstein’s annual target compensation is 3% below market median (based on our review of the Peer Group and CEO compensation survey data).
Details of the companies considered as comparators for the market competitive reviews described above are set out in the “Process for Making Compensation Determinations” section in Part I.

Carnival plc Directors' Remuneration Report | B-3

Annex B―Carnival plc Directors’ Remuneration Report (Part II)
2. Implementation Section
Compensation Element	Actions Taken
ANNUAL BONUS
Fiscal 2023 Annual Bonus (audited)
The annual bonus program is referred to as the Management Incentive Plan, or MIP. The quantitative performance measures for Mr. Weinstein’s annual bonus in respect of fiscal 2023 included adjusted Operating Income and environmental, safety, security and sustainability results. Additional details regarding the performance measures and targets for Mr. Weinstein’s annual bonus are included in the “Annual Bonuses” section in Part I under “2023 MIP Performance Metrics and Targets” and “2023 MIP Annual Cash Bonus Performance Results.”
Mr. Arison does not participate in our performance-based annual bonus program.
Annual bonus for Executive Directors who served in fiscal 2023 were as follows:

	• Mr. Weinstein	4,650,000
	• Mr. Arison	Nil

Fiscal 2024 Annual Bonus―Performance measures and targets (not audited)
We will continue using a quantitative performance-based incentive program in 2024, with pre-defined metrics and goal levels consistent with the process set out in the “Annual Bonuses” section in Part I. For fiscal 2024, the quantitative performance measures are expected to be adjusted Operating Income and environmental, safety, security, and sustainability results. The specific performance targets for fiscal 2024 will be disclosed at the end of the performance period in the Carnival plc Directors’ Remuneration Report for fiscal 2024, as the Boards of Directors consider them strategic and commercially sensitive to disclose at this time.
For fiscal 2024, Mr. Weinstein’s target bonus will be increased from $2,500,000 to $2,800,000 applying both adjustments described above under “Base Salary” reflecting the termination of the profit-sharing payments and the Plan (with the maximum possible bonus being 200% of this level). The portion of the increase in the target bonus attributable to market adjustment is $75,000 and the portion attributable to profit share redistribution is $225,000. When combined with the changes to base salary described above and annual long-term incentives described below, Mr. Weinstein’s annual target compensation is 3% below market median (based on our review of the Peer Group and CEO compensation survey data).
Mr. Arison does not participate in our performance-based annual bonus program.
As reported in the “Annual Bonuses” section in Part I, the annual bonus program includes clawback features that will require participants to reimburse us for all or a portion of payments received under the program in the case of a participant’s wrongdoing that results in a material restatement of our financial statements.

B-4 | Carnival plc Directors' Remuneration Report

Annex B―Carnival plc Directors’ Remuneration Report (Part II)
2. Implementation Section
Compensation Element	Actions Taken
LONG-TERM INCENTIVE COMPENSATION	Long-Term Incentive Compensation in Fiscal 2023 (audited)
Descriptions of the share grants made to Mr. Weinstein during fiscal 2023 and their vesting conditions are set out in the “Disclosure and the Timing of Long-Term Incentive and Equity-Based Compensation” section in Part I. No long-term incentive compensation was made to Mr. Arison in fiscal 2023.

Long-Term Incentive Compensation in Fiscal 2024 (not audited)
The long-term incentive compensation for fiscal 2024 for Mr. Weinstein will include a performance-based restricted stock unit (“PBS”) grant with a target value of $6.3 million and a time-based restricted stock unit (“TBS”) grant with a value of $2.7 million after application of an increase related to market pay review. These values also reflect a larger portion of total target compensation being allocated to equity incentives as compared to fiscal 2023 total target compensation. Termination of the Plan as described in “Base Salary” above does not apply to long-term incentive compensation.
The monetary amount referred to for the PBS grant are subject to quantitative performance conditions that will be applied to the target number of PBS at the end of the three-year performance period. The performance measures for the PBS grant may include financial or other performance measures. The specific performance targets will be disclosed after the end of the performance period in the Carnival plc Directors’ Remuneration Report for fiscal 2026 as the Boards of Directors consider them strategic and commercially sensitive to disclose at this time. The monetary amount referred to for the TBS has three-year annual pro-rata vesting and is subject to continued employment. As explained in the “Equity-Based Compensation” section in Part I, grants are calculated by reference to the value of shares to facilitate external comparisons and also comparison to other forms of compensation.

No long-term incentive compensation will be made to Mr. Arison in fiscal 2024.
BENEFITS
Benefits in Fiscal 2023 (audited)
The detailed benefits provided to Mr. Arison are described in the footnotes to the “Single Figure Table” below. The detail of benefits provided to Mr. Weinstein is set out in the “All Other Compensation” table in the “Executive Compensation” section of the Proxy Statement.

Benefits in Fiscal 2024 (not audited)
Benefits provided to Mr. Arison and Mr. Weinstein in fiscal 2024 are expected to be similar to those provided in fiscal 2023, except that values previously provided under the Plan will be allocated to Base Salary and target Bonus as described above. No further benefits will be provided under the Plan, except for the final payment related to fiscal 2023 that is to be made in early 2024.

PENSIONS
Pensions in Fiscal 2023 (audited)
Details of the pension plan that Mr. Arison participated in in fiscal 2023 are set out in “Total Pension Entitlements” section. Mr. Arison does not have any accrued benefits under his pension plan as of November 30, 2023. Mr. Weinstein does not have any pension entitlements other than employer contributions to Mr. Weinstein under the Carnival Corporation Fun Ship Savings Plan, a 401(k) plan.

Pensions in Fiscal 2024 (not audited) No material changes to the arrangements are anticipated for 2024.
Carnival plc Directors' Remuneration Report | B-5

Annex B―Carnival plc Directors’ Remuneration Report (Part II)
2. Implementation Section
Compensation Policy	Actions Taken
STOCK OWNERSHIP POLICY
Stock Ownership Policy (audited)
A description of the stock ownership policy applicable to Executive Directors is set out in the “Stock Ownership Policy” section in Part I. New Executive Directors are expected to be in compliance with the stock ownership policy within five years of the date of becoming an executive officer. Messrs. Arison and Weinstein were in compliance with the stock ownership policy as of November 30, 2023. Mr. Weinstein is in compliance by virtue of being in the initial five-year period.

NON-EXECUTIVE DIRECTORS
Compensation Element	Actions Taken
FEES
Fees in Fiscal 2023 (not audited)
As described in last year’s Carnival plc Directors’ Remuneration Report, during fiscal 2023, Non-Executive Directors received a $110,000 annual retainer. For fiscal 2023, the Senior Independent Director received an additional retainer of $25,000 per annum. In addition, Non-Executive Directors received an additional $30,000 compensation for serving as Chair of a Board Committee.

Restricted Share Grants in Fiscal 2023 (audited)
Each Non-Executive Director elected or re-elected in April 2023 received share grants worth approximately $175,000 on April 21, 2023. Each of these grants was based on the closing price of a share on that date of $9.38.
The restricted shares vest on April 21, 2026 and are not forfeited if a Director ceases to be a Director after having served as a Director for at least one year.

Fees in Fiscal 2024 (not audited)
The Compensation Committees undertook a review of Non-Executive Director pay during fiscal 2023. The last changes to Non-Executive Director fees were made in fiscal year 2018. Following the review, the Compensation Committees recommended certain appropriate changes to more closely align with competitive market data and trends. In October 2023, the Boards of Directors approved the following Non-Executive Director pay structure April 2024, with the non-Executive Directors abstaining from the decision:

	Director Pay Element	2023 – 24 ($)	Effective April 2024 ($)
	Annual Cash Retainer	110,000	110,000
	Committees Member Retainer	0	10,000
	Committees Chair Retainer	30,000	30,000
	Presiding Director & Senior Independent Director Retainer	25,000	50,000
	Annual Equity Retainer	175,000	195,000
Compensation Policy	Actions Taken
STOCK OWNERSHIP POLICY
Stock Ownership Policy (audited)
A description of the stock ownership policy applicable to Non-Executive Directors is set out in Section 2.11 Directors’ Shareholding and Share Interests below. New Non-Executive Directors must achieve this requirement no later than five years from the date of their initial election to the Boards of Directors by the shareholders. Each of the Non-Executive Directors serving in fiscal 2023 is in compliance with this Board-mandated requirement. having met the required ownership target, except Ms. Mathew who is in compliance by virtue of being in the initial five-year period.

B-6 | Carnival plc Directors' Remuneration Report

Annex B―Carnival plc Directors’ Remuneration Report (Part II)
2. Implementation Section
2.2   SERVICE CONTRACTS (NOT AUDITED)

Because Directors do not have formal agreements, it is not feasible to include a table with the unexpired terms.
Non-Executive Directors are appointed under terms set out in a letter of appointment. They do not have service contracts and their appointments can be terminated (by the Boards of Directors) without any compensation on termination. However, they may retain their share grants (if they have already served for at least one year) and may receive a departing gift of up to $25,000 in value.

2.3   COMPENSATION COMMITTEES (NOT AUDITED)

The membership of the Compensation Committees during the year consisted of four members who are deemed independent by the Boards of Directors:
•
Randy Weisenburger (Chair);

•
Jason Cahilly;

•
Helen Deeble; and

•
Laura Weil.

The members of the Compensation Committees are appointed by the Boards of Directors based on the recommendations of the Nominating & Governance Committees. Further details regarding the Compensation Committees (including the number of meetings of the Compensation Committees held in fiscal 2023 and the attendance of the members at such meetings) can be found in the Carnival plc Corporate Governance Report attached as Annex C to the Proxy Statement.
Details of the Compensation Committees’ process for making compensation determinations, including the advice provided by internal colleagues and external advisors are set out in the “Process for Making Compensation Determinations” section in Part I. As stated in Part I, Frederic W. Cook & Co., Inc.
(together with its UK affiliated firm, FIT Remuneration Consultants LLP, which is a member of the Remuneration Consultants Group, the UK professional body, and complies with its code of conduct) were appointed by the Compensation Committees as their external advisors. The advisors were appointed following a tender process and are subject to an ongoing periodic review by the Compensation Committees of their independence and quality. They provide no other services to Carnival Corporation & plc and, accordingly, are considered independent by the Compensation Committees and to provide objective advice.
Frederic W. Cook & Co., Inc. and FIT Remuneration Consultants LLP have each provided their written consent to the form and content of their references in the Carnival plc Directors’ Remuneration Report and the Proxy Statement.
Fees paid to the Compensation Committees’ external advisors in fiscal 2023 were $280,703 to Frederic W. Cook & Co., Inc. and $15,798 to FIT Remuneration Consultants LLP, such fees being charged as an annual retainer for specified services and an hourly rate for any additional requested services and advice provided.

Carnival plc Directors' Remuneration Report | B-7

Annex B―Carnival plc Directors’ Remuneration Report (Part II)
2. Implementation Section
2.4   SHAREHOLDER VOTING ON REMUNERATION MATTERS (NOT AUDITED)

The Annual Meetings of Shareholders of Carnival Corporation and Carnival plc were held on April 21, 2023. The results of the shareholder vote on remuneration matters were as follows:
	FOR		AGAINST		ABSTAIN	BROKER NON-VOTES
Proposal	Number of Votes	%	Number of Votes	%	Number of Votes	Number of Votes
To hold a (non-binding) advisory vote to approve the fiscal 2022 compensation of the Named Executive Officers of Carnival Corporation & plc	444,957,517	85.6	74,964,294	14.4	18,916,245	235,161,369
To hold a (non-binding) advisory vote to approve the Directors’ Remuneration Report (other than the part containing the Carnival plc Directors’ Remuneration Policy set out in Section B of Part ll of the Carnival plc Directors’ Remuneration Report) (as set out in the annual report for the year ended November 30, 2022)	452,690,134	84.4	83,431,480	15.6	2,716,442	235,161,369
The last shareholder vote on the Carnival plc Directors’ Remuneration Policy was held during the April 21, 2023 Annual Meetings of Shareholders of Carnival Corporation and Carnival plc, and the results of that vote were as follows:
	FOR		AGAINST		ABSTAIN	BROKER NON-VOTES
Proposal	Number of Votes	%	Number of Votes	%	Number of Votes	Number of Votes
To approve the Carnival plc Directors’ Remuneration Policy set out in Section B of Part II of the Directors’ Remuneration Report as set out in the annual report for the year ended November 30, 2022	510,280,823	98.2	9,221,491	1.8	19,335,742	235,161,369
Carnival Corporation & plc has a long-standing shareholder outreach program and routinely interacts with shareholders on a number of matters, including executive compensation. The Compensation Committees consider all constructive feedback received about executive compensation.
As described in our 2023 Proxy Statement, our fiscal 2022 engagement efforts placed emphasis on gathering feedback on our compensation program following a challenging “say-on-pay” and the Directors’ Remuneration Report vote at our 2022 Annual Meetings of Shareholders; this feedback, along with feedback gathered leading up to our 2022 Annual
Meetings, contributed to the Compensation Committees’ decision to implement both programmatic changes and disclosure enhancements for 2022 and 2023. At our 2023 Annual Meeting, we saw meaningful improvement in shareholder support for our “say-on-pay” and Remuneration Report proposals, with 85.6% and 84.4% of the votes cast in favor, respectively.
During fiscal 2023, we have continued to engage with shareholders to seek feedback on our compensation program, and to incorporate that feedback in our compensation discussions. The feedback we received throughout fiscal 2023 indicated that shareholders

B-8 | Carnival plc Directors' Remuneration Report

Annex B―Carnival plc Directors’ Remuneration Report (Part II)
2. Implementation Section
were pleased with the 2023 program structure as described in our 2023 Proxy Statement. As such, the Compensation Committees maintained the quantitative and performance-based structure of our executive compensation program for fiscal 2023, as previously disclosed.
The Compensation Committees have and will continue to consider results from the annual shareholder advisory votes, including the next vote in April 2024, as well as other shareholder input, when evaluating executive compensation programs and policies.

2.5   PERFORMANCE GRAPH AND TABLE (NOT AUDITED)

The graphs below show a comparison to the S&P 500 index of which Carnival Corporation is a constituent (as a broad index) for a period from December 1, 2013 to November 30, 2023 and have been calculated on a U.S. dollar basis.
Carnival plc Directors' Remuneration Report | B-9

Annex B―Carnival plc Directors’ Remuneration Report (Part II)
2. Implementation Section
The following table sets out, for our CEO, the total remuneration as seen in the Single Figure Table, the bonus paid as a percentage of the maximum opportunity and the number of shares that have vested against the maximum number of shares that could have been received over a 10-year period.

Year	Name	Single Figure of Total Remuneration ($000)	Annual Bonus as a % of Maximum	PBS Vesting as a % of Maximum	SEA Vesting as a % of Maximum
2023	Mr. Weinstein	10,309	93	N/A(1)	N/A
2022	Mr. Weinstein(2)(3)	1,899	55	38 / 90(4)	0
2022	Mr. Donald(2)	5,842	55	38 / 90(4)	0
2021	Mr. Donald	15,266	100	8	0
2020	Mr. Donald	4,587	0	16	0
2019	Mr. Donald	8,713	38	56	0
2018	Mr. Donald	12,704	78	72	N/A
2017	Mr. Donald	11,711	73	81	N/A
2016	Mr. Donald	32,132	76	94	N/A
2015	Mr. Donald	10,621	87	80	N/A
2014	Mr. Donald	7,241	74	N/A	N/A

(1)
No PBS performance period ended in fiscal 2023. The next PBS grant performance period, for the grant made in April 2023, will end November 30, 2025.

(2)
The fiscal 2022 figures have been prorated for each individual to reflect the period in office as a CEO.

(3)
The single figure has been updated to reflect the actual share price on the vesting date of the 2019 PBS grant.

(4)
Reflects PBS percentages for 2022 consisting of the annual 2020 PBS vesting at 76.11% out of a possible 200% (or 38% as a percentage of maximum) and the 2020 sustainability PBS vesting at 135.56% out of a possible 150% (or 90% as a percentage of maximum), respectively. The 2020 sustainability PBS grants were made to Mr. Weinstein and Mr. Donald in 2020 and the program ended following the end of the performance period in 2022.

2.6	PERCENTAGE CHANGE IN PAY OF EACH DIRECTOR―FISCAL 2020 TO FISCAL 2023 (NOT AUDITED)
The prescribed pay elements are salaries, retainers, taxable benefits and annual bonus outcomes. Information in respect of global employees of Carnival plc is used for the purposes of this comparison, as required by the LMCG Regulations. The percentages have been calculated using a full-time equivalent weighted-average number of global employees of Carnival plc. The disclosure will build up over time to cover a rolling five-year period.

B-10 | Carnival plc Directors' Remuneration Report

Annex B―Carnival plc Directors’ Remuneration Report (Part II)
2. Implementation Section
	Year-on-year percentage change in pay of each Director compared to employee average
	2023			2022			2021			2020
Name	Salary/ Retainer (%)	Benefits (%)	Bonus (%)	Salary/ Retainer (%)	Benefits (%)	Bonus (%)	Salary/ Retainer (%)	Benefits (%)	Bonus (%)	Salary/ Retainer (%)	Benefits (%)	Bonus (%)
Micky Arison	0	13.8	N/A	0	(22.3)	N/A	(100)	28.7	N/A	(69.1)	(7.8)	N/A
Sir Jonathon Band	0	0	N/A	0	0	N/A	59.1	0	N/A	(37.1)	(100.0)	N/A
Jason Glen Cahilly	0	0	N/A	0	0	N/A	59.4	0	N/A	(37.3)	(100.0)	N/A
Helen Deeble	0	0	N/A	0	0	N/A	59.4	0	N/A	(37.3)	0	N/A
Jeffrey J. Gearhart	20.9	0	N/A	0	0	N/A	168.3	0	N/A	N/A	N/A	N/A
Richard J. Glasier(1)	(55.0)	0	N/A	0	0	N/A	59,1	0	N/A	(37.1)	(100.0)	N/A
Katie Lahey	0	0	N/A	0	0	N/A	59.4	0	N/A	(37.3)	(100.0)	N/A
Sara Mathew(2)	2042.2	0	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Sir John Parker(1)	(50.0)	0	N/A	0	0	N/A	59.4	0	N/A	(37.1)	(100.0)	N/A
Stuart Subotnick	0	0	N/A	0	0	N/A	59.1	0	N/A	(33.8)	(100.0)	N/A
Laura Weil	20.9	0	N/A	0	0	N/A	59.4	0	N/A	(37.3)	0	N/A
Josh Weinstein(3)	200.0	1600.1	405.9	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Randy Weisenburger	(11.3)	0	N/A	0	0	N/A	59.8	0	N/A	(29.5)	0	N/A
Employee Average	0.02	(25.1)	(16.1)	4.9	28.1	(53.1)	10.6	13.0	232.9	(2.0)	54.3	(11.1)

(1)
Messrs. Glasier and Parker retired from the Boards of Directors in April 2023.

(2)
Ms. Mathew was appointed to the Boards of Directors effective November 14, 2022.

(3)
Mr. Weinstein was appointed to the Boards of Directors effective August 1, 2022. Year-on-year change figures were calculated using the pro-rated pay for the time he was CEO in fiscal 2022 and full year pay for fiscal 2023.

2.7   UK CEO PAY RATIO (NOT AUDITED)

In line with UK reporting requirements to which Carnival plc became subject in fiscal 2020, set out below are ratios which compare the total remuneration of the person(s) who served as our CEO(s), as included in Section 2.9 Single Figure Table, to the remuneration of the 25th, 50th and 75th percentile of UK employees of Carnival plc and its subsidiaries. The disclosure will build up over time to cover a rolling 10-year period.
PAY RATIO
Year	Method	25th Percentile	50th Percentile (median)	75th Percentile
Fiscal 2023	Option A	960:1	607:1	301:1
Fiscal 2022	Option A	753:1	440:1	202:1
Fiscal 2021	Option A	2,083:1	1,359:1	424:1
Fiscal 2020	Option A	184:1	106:1	58:1
The pay ratios have been calculated using Option A as we consider this the most straight-forward approach from the options available in the LMCG Regulations and is consistent with the information and methodology used in determining the U.S. CEO Pay Ratio disclosed in the Proxy Statement. Option A requires the calculation and ranking, from lowest to highest, of the pay and benefits of UK employees for the relevant fiscal year, to identify those at the 25th, 50th and 75th percentiles. The total CEO pay for fiscal 2023 is $10,308,606.
The base salary and total remuneration received during the fiscal 2023 year by the indicative employees as of September 30, 2023 on a full-time equivalent basis used in the above analysis are set out below:
	25th Percentile ($)	50th Percentile (median) ($)	75th Percentile ($)
Base Salary	10,742	16,972	33,256
Total Remuneration	10,742	16,972	33,256
Carnival plc Directors' Remuneration Report | B-11

Annex B―Carnival plc Directors’ Remuneration Report (Part II)
2. Implementation Section
The figures above include gratuities directly billed to our guests, if applicable, but excludes any cash gratuities that may be paid directly to an employee by guests. It also excludes room and meals, transportation to and from the ship, and medical care, which are provided to our crew members without charge.
Factors influencing this year’s result include the hire of shore and fleet employees, and the 2023 pay outcome for the CEO.
The UK CEO Pay Ratio is likely to vary, potentially significantly, over time since it will be driven largely by variable pay outcomes for our CEO and changes in our employee population over time. As a result, and depending on our performance and employee population, the UK CEO Pay Ratio could increase or decrease significantly in future fiscal years. For the reasons described above, the median ratio may not be representative of our pay and progression policies.
2.8	RELATIVE IMPORTANCE OF SPEND ON PAY (NOT AUDITED)

Relative importance of spend on pay
2022
2023
% change: 16.4%
$3,118
$2,679
% change: 0%
$0
$0
$'millions
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
Profit distributed by way of dividend and share buybacks(1)
Overall expenditure on pay(2)

(1)
No profits were distributed by way of dividend or by way of share buyback during fiscal 2023 and fiscal 2022. The Stock Swap Program is not treated as constituting a share buyback for the purposes of this graph.

(2)
Overall expenditure on pay has been calculated on a broadly consistent approach to the standard UK approach to calculating this amount and includes all global staff using normal accounting conventions for benefits and includes expected value assumptions in respect of share grants and so is not consistent with methodologies used elsewhere in this Part II.

B-12 | Carnival plc Directors' Remuneration Report

Annex B―Carnival plc Directors’ Remuneration Report (Part II)
2. Implementation Section
2.9   SINGLE FIGURE TABLE (AUDITED)

EXECUTIVE DIRECTORS
The compensation of the Executive Directors of Carnival Corporation and Carnival plc for fiscal 2023 and 2022 is as follows:
		Executive Director
		Josh Weinstein(1)		Micky Arison
$000		2023	2022	2023	2022
Salary		1,250	417	0(2)	0
Benefits(3)		437	26	107	94
Pension(4)		11	3	0	0
Total – Fixed		1,698	446	107	94
Annual Bonus(5)		4,650	919	―	―
Equity Grants	Multi-Year Incentives (performance-based)(6)	0	405(7)	―	―
	Other Equity Grants(8) (time-based)	3,961	0	―	―
Total – Variable		8,611	1,324	0	0
Total		10,309	1,770	107	94

(1)
Mr. Weinstein became an Executive Director on August 1, 2022. Values for 2022 reflect prorated compensation for the period from August 1, 2022 through November 30, 2022, except for equity grants that are included at full estimated value.

(2)
Effective April 1, 2020, at Mr. Arison’s request to preserve cash, Carnival Corporation suspended his salary. The suspension remained in effect through November 30, 2023.

(3)
Details of the matters for Mr. Weinstein provided within “Benefits” are disclosed in (and taken from) the “All Other Compensation” table in the “Compensation Tables” section of the Proxy Statement (other than employer contributions to Mr. Weinstein under the Carnival Corporation Fun Ship Savings Plan, a 401(k) plan which are included in “Pension”). Benefits provided to Mr. Weinstein include ($000): compensation in lieu of Savings Plan profit-sharing contributions ($329), private medical health insurance costs ($71), automobile lease or allowance ($24), and the following other benefits: tax planning and return preparation fees ($8) accidental death or dismemberment and disability and life insurance premiums ($2), personal travel ($1.5), spousal meals ($0.05) and gross ups for taxes on certain benefits ($0.6). Benefits provided to Mr. Arison include ($000): private medical health insurance costs ($41), driver and security ($29), automobile lease or allowance ($19), automobile repair and expenses ($12) and the following other benefits: accidental death or dismemberment and disability and life insurance premiums ($2) and payments to cover premiums on certain benefits and associated tax gross up ($4). Consistent with past practice, benefits reflect the position under U.S. rules as no UK tax is payable.

(4)
Represents employer contributions under the Carnival Corporation Fun Ship Savings Plan, a 401(k) plan.

(5)
Details of the performance measures and targets applicable to the annual bonus for fiscal 2023 are set out in “Implementation of Approved Policy” section above and in the “Annual Bonuses” section in Part I of the Carnival plc Directors’ Remuneration Report. No element of the annual bonus is subject to deferral.

(6)
No multi-year incentive programs concluded in fiscal 2023.

(7)
The 2022 amount includes $25,969 and $378,962 the estimated values of the 2020 Annual PBS and 2020 Special PBS grants for which the performance period ended on November 30, 2022, including estimated additional shares to be provided to the 2020 PBS grant to take into account any dividends paid during the period. These grants were made to Mr. Weinstein prior to his promotion to the CEO role and vested in February 2023. The estimated annual and special PBS values were calculated using the $8.99 average share price (rounded to the nearest cent) over the last three months of the fiscal year. There was no share price appreciation with respect to either PBS grant. Please refer to “Disclosure of Prior Years’ Grant Results” in Part I for details of the performance conditions met and the number of shares vesting. The estimated value of dividend equivalents to be delivered in additional shares at vesting is $1,369.

(8)
The 2023 amount includes the value of 2022 Management Incentive Plan-tied restricted stock unit (“MTE”) and 2022 PBS grants made in February 2023, and 2023 TBS grants all of which are subject to time vesting and continued employment. The MTE and PBS incentives were subject to pre-grant performance conditions tied to the MIP applicable to target values set in 2022. At the end of fiscal 2022 the final MIP result of 110% was applied to the target values to determine the MTE and PBS grant recommendation value for grants to be submitted for approval by the Compensation Committees in fiscal 2023. The Compensation Committees approved the MTE and PBS grants in February 2023 using the share price at the date of grant.

Carnival plc Directors' Remuneration Report | B-13

Annex B―Carnival plc Directors’ Remuneration Report (Part II)
2. Implementation Section
Although 2022 MTE grants are described as relating to performance in fiscal 2022, they are recognized in the single total figure in the year of grant, fiscal 2023, there being no certainty of receipt until a determination was made by the Compensation Committees in February 2023. The one-year 2022 PBS grant was structured to operate identically to the 2022 MTE and is reported in the single figure table for fiscal 2023 on the same basis.
NON-EXECUTIVE DIRECTORS
Compensation of our Non-Executive Directors is set by the Boards, upon recommendation of the Compensation Committees following the Compensation Committees’ annual review of Director compensation. No non-Executive Director is involved in approving their own compensation.
The compensation of the Non-Executive Directors of Carnival Corporation and Carnival plc for fiscal 2023 is as follows. The format is different from the preceding table for Executive Directors as certain aspects (such as bonus and pension) do not apply to Non-Executive Directors.

	Fees		Restricted Stock(1)		Total
	2023	2022	2023	2022	2023	2022
Non-Executive Director	$(000)
Sir Jonathon Band	140	140	175	175	315	315
Jason Glen Cahilly	110	110	175	175	285	285
Helen Deeble	110	110	175	175	285	285
Jeffrey J. Gearhart	133	110	175	175	307	285
Richard J. Glasier(2)	63	140	0	175	63	315
Katie Lahey	110	110	175	175	285	285
Sara Mathew	110	5	175	76	285	81
Sir John Parker(2)	55	110	0	175	55	285
Stuart Subotnick	140	140	175	175	315	315
Laura Weil	133	110	175	175	307	285
Randy Weisenburger	173	195	175	175	347	370

(1)
Restricted stock grants are structured as restricted stock (with dividends paid as they arise) at the election of the Director. The reported figures are the value of the grants made during the year using April 21, 2023 closing price of Carnival Corporation shares.

(2)
Messrs. Glasier and Parker retired from the Boards in April 2023.

The Non-Executive Directors did not receive any benefits in fiscal 2023 and 2022, other than Mr. Cahilly and Ms. Lahey who received a benefit in 2023 representing payment of expenses associated with spousal or partner travel ($105 each) and Mr. Glasier and Sir John Parker who received retirement gifts ($257 each). The aggregate emoluments (being salary, bonuses, fees and benefits, and excluding long-term incentives and pensions) of all Directors during fiscal 2023 were approximately $7.7 million.
B-14 | Carnival plc Directors' Remuneration Report

Annex B―Carnival plc Directors’ Remuneration Report (Part II)
2. Implementation Section
2.10	SCHEME INTERESTS MADE TO DIRECTORS IN FISCAL 2023 (AUDITED)
The LMCG Regulations require disclosure of grants made in the year plus a table of aggregate outstanding grants, separately detailing grants that vest in the year. The latter information is included in Section 2.11 Directors’ Shareholding and Share Interests below.

Director	Grant Date	Plan(1)	Number of Shares	Face Value(2) ($)	Threshold Vesting Level(3) (%)	Vesting Level at Maximum Performance(3) (%)	Anticipated Vesting Date
Micky Arison	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Josh Weinstein	2/21/2023	MTE	112,194	1,248,719	N/A	100	2/15/2024 – 2025
	2/21/2023	PBS	108,904	1,212,102	N/A	100	2/15/2024 – 2025
	4/21/2023	TBS (4)	159,914	1,499,993	N/A	100	2/15/2024 – 2026
	4/21/2023	PBS (4)(5)	373,134	3,499,997	50	200	2/15/2026
Sir Jonathon Band	4/21/2023	Restricted Stock	18,656	174,993	N/A	100	4/21/2026
Jason Glen Cahilly	4/21/2023	Restricted Stock	18,656	174,993	N/A	100	4/21/2026
Helen Deeble	4/21/2023	Restricted Stock	18,656	174,993	N/A	100	4/21/2026
Jeffrey J. Gearhart	4/21/2023	Restricted Stock	18,656	174,993	N/A	100	4/21/2026
Katie Lahey	4/21/2023	Restricted Stock	18,656	174,993	N/A	100	4/21/2026
Sara Mathew	4/21/2023	Restricted Stock	18,656	174,993	N/A	100	4/21/2026
Stuart Subotnick	4/21/2023	Restricted Stock	18,656	174,993	N/A	100	4/21/2026
Laura Weil	4/21/2023	Restricted Stock	18,656	174,993	N/A	100	4/21/2026
Randy Weisenburger	4/21/2023	Restricted Stock	18,656	174,993	N/A	100	4/21/2026

(1)
The terms of MTE, PBS and TBS incentive programs to Mr. Weinstein and the terms of restricted stock grants to Non-Executive Directors and the basis on which these grants are made are summarized in the table above are described in the “Non-Executive Director Compensation” and “Compensation Tables” sections of the Proxy Statement. Although subject to a future vesting date, a Non-Executive Director restricted stock grant becomes non-forfeitable one year after their first election to the Boards.

(2)
Face values for all grants are calculated using the closing share prices at the relevant grant dates, being $11.13 at February 21, 2023, $9.38 at April 21, 2023 for Mr. Weinstein and $9.38 at April 21, 2023 for all other Non-Executive Directors.

(3)
The restricted stock grants to Non-Executive Directors do not include performance conditions.

(4)
A decision to shift our annual equity grant cycle from February to April was taken in early 2023. As a transition step, vesting dates for the April 2023 PBS and TBS grants were set for February. Annual grants for 2024 will have vesting dates in April of the associated vesting years.

(5)
The face value of this grant reflects the target value. The performance period is fiscal 2023 to 2025. If the performance conditions are fully met, vesting may be at up to 200% of the percentage indicated of the target number of shares where indicated.

Carnival plc Directors' Remuneration Report | B-15

Annex B―Carnival plc Directors’ Remuneration Report (Part II)
2. Implementation Section
2.11   DIRECTORS’ SHAREHOLDING AND SHARE INTERESTS (AUDITED)

The stock ownership policies for Executive and Non-Executive Directors provide that all Executive and Non-Executive Directors are required to own shares (inclusive of unvested restricted shares, RSU and shares in a trust beneficially owned by a Director) of either Carnival Corporation common stock or Carnival plc ordinary shares with a value equal to six times base salary for the CEO Executive Director and five times the cash retainer for Non-Executive Directors while they are employed or serving. All new Directors must achieve this requirement no later than five years from the date of their initial appointment or election to the Boards by the shareholders. The stock ownership policies for Executive and Non-Executive Directors provide that a Director will be deemed to be in compliance with the ownership requirements if the decline in the Carnival Corporation or Carnival plc share price results in the Director falling below the applicable ownership level, provided that they were in compliance prior to the share price movement and do not sell or transfer ownership of any such shares until after the ownership target has again been achieved, unless otherwise approved by the Boards of Directors. Each of the Directors serving in fiscal 2023 is in compliance with this Board-mandated requirement. having met the required ownership target, except Ms. Mathew who is in compliance by virtue of being in the initial five-year period.
The following table shows the total outstanding shares as at November 30, 2023 under any incentive plans, as well as shares that vested during fiscal 2023:

	Shares (including Restricted Shares and RSUs)
Director	Grants Without Performance Conditions That Have Not Vested(1)	Grants With Performance Conditions That Have Not Vested	Number of Shares Acquired on Vesting
EXECUTIVE DIRECTOR
Micky Arison	—	—	—
Josh Weinstein	400,489	873,134	64,517
NON-EXECUTIVE DIRECTOR
Sir Jonathon Band	35,001	N/A	14,090
Jason Glen Cahilly	35,001	N/A	14,090
Helen Deeble	35,001	N/A	14,090
Jeffrey J. Gearhart	35,001	N/A	12,763
Richard Glasier	16,345	N/A	14,090
Katie Lahey	35,001	N/A	14,090
Sara Mathew	25,802	N/A	—
Sir John Parker	16,345	N/A	14,090
Stuart Subotnick	35,001	N/A	14,090
Laura Weil	35,001	N/A	14,090
Randy Weisenburger	35,001	N/A	14,090

(1)
Restricted shares granted to the Non-Executive Directors are subject to service conditions prior to the anniversary of their first election to the Boards and are forfeitable until that time.

B-16 | Carnival plc Directors' Remuneration Report

Annex B―Carnival plc Directors’ Remuneration Report (Part II)
2. Implementation Section
All Directors receive Carnival Corporation common stock, which are denominated in U.S. dollars.
Details of the Directors’ interests and their connected persons are as follows*:
	Carnival plc		Carnival Corporation
Director	November 30, 2022	November 30, 2023	November 30, 2022**	November 30, 2023**
Micky Arison	―	―	121,136,034	121,136,034(1)
Sir Jonathon Band	―	―	52,492	71,148
Jason Glen Cahilly	―	―	38,591	57,247
Helen Deeble	―	―	41,300	59,956
Jeffrey J. Gearhart	―	―	30,854	49,510
Katie Lahey	―	―	35,842	54,498
Sara Mathew	―	―	7,146	25,802
Stuart Subotnick	―	―	83,411	102,067
Laura Weil	―	―	82,608	101,263
Josh Weinstein	―	―	4,955	44,083(3)
Randy Weisenburger(2)	―	―	870,950	1,339,606

*
For consistency with the “Share Ownership of Certain Beneficial Owners and Management” section of the Proxy Statement, the above table includes restricted stock (but not RSUs) held. For RSUs held by Josh Weinstein, the only Director who holds RSUs, see the first and second columns in the prior table.

**
As part of the establishment of the DLC arrangement, Carnival plc issued a special voting share to Carnival Corporation, which transferred such share to the trustee of the P&O Princess Special Voting Trust (the “Trust”), a trust established under the laws of the Cayman Islands. Shares of beneficial interest in the Trust were transferred to Carnival Corporation. The trust shares represent a beneficial interest in the Carnival plc special voting share. Immediately following the transfer, Carnival Corporation distributed such trust shares by way of a dividend to holders of shares of common stock of Carnival Corporation. Under a pairing agreement, the trust shares are paired with, and evidenced by, certificates representing shares of Carnival Corporation common stock on a one-for-one basis. In addition, under the pairing agreement, when a share of Carnival Corporation common stock is issued to a person after the implementation of the DLC arrangement, a paired trust share will be issued at the same time to such person. Each share of Carnival Corporation common stock and the paired trust share may not be transferred separately. Each share of Carnival Corporation common stock and the paired plc special voting share are listed and trade together on the New York Stock Exchange under the ticker symbol “CCL.” Accordingly, each holder of Carnival Corporation common stock is also deemed to be the beneficial owner of an equivalent number of trust shares.

(1)
Includes (i) 1,329,289 shares of common stock held by the Nickel KA 2022 Annuity Trust No. 1, (ii) 1,473,206 shares of common stock held by the Nickel KA 2022 Annuity Trust No. 2, (iii) 448,659 shares of common stock held by the Nickel KA 2023 Annuity Trust No. 1, (iv) 80,736,445 shares of common stock held by MA 1994 B Shares, L.P., (iv) 35,465,423 shares of common stock held by the Artsfare 2023-05 Trust No. 2 by virtue of the authority granted to Mr. Arison under the last will of Ted Arison, (v) 841,506 shares of common stock held by the NA 2017-08 Trust and (vi) 841,506 shares held by the KA 2017-08 Trust.

(2)
Includes 961,238 shares held by Mile 26 Capital LLC.

(3)
Holdings are net of shares sold or withheld to cover tax.

There were no changes in the above share interests between December 1, 2023 and January 11, 2024, the latest practicable date.
Carnival plc Directors' Remuneration Report | B-17

Annex B―Carnival plc Directors’ Remuneration Report (Part II)
2. Implementation Section
2.12   TOTAL PENSION ENTITLEMENTS (AUDITED)

Mr. Arison continues to be eligible for a benefit under the Carnival Corporation Nonqualified Retirement Plan for Highly Compensated Employees (the “Retirement Plan”). Mr. Arison’s benefits under the Retirement Plan were calculated based on age, length of service with Carnival Corporation and the average of his five highest consecutive years of compensation out of the last 10 years of service. The benefit formula provides an annual benefit accrual equal to 1% of his earnings for the year up to “covered compensation” plus 1.6% of earnings for the year in excess of covered compensation then multiplied by his years of service up to a maximum of 30 years of credited service. The elements of compensation to determine his benefits were his base salary and annual bonus up to the U.S. statutory limitations under Section 401(a)(17) of the U.S. Internal Revenue Code. Mr. Arison’s accrued benefit was fully paid out in March 2020. It is not expected that Mr. Arison will accrue any additional benefits under the Retirement Plan under the terms of the program. Mr. Weinstein is not eligible to participate in the Retirement Plan.
Details of the retirement benefits of current Executive Directors arising from their participation in defined benefit pension arrangements are as follows:

Executive Director	Accrued Benefit(1) at Nov. 30, 2023 ($000)	Increase in Accrued Benefits including Inflation ($000)	Value of Increase in Accrued Benefits Net of Inflation and Directors’ Contributions ($000)
Micky Arison	0	0	0
Josh Weinstein	―	―	―

(1)
The accrued benefit is that pension which would be paid annually on retirement at the normal retirement age of 65 under the Retirement Plan based on service to November 30, 2023. Current Directors are not entitled to any early retirement benefits.

2.13   PAYMENTS FOR LOSS OF OFFICE (AUDITED)

No payments for loss of office (as that term is defined in the LMCG Regulations) were made during the year.
2.14   PAYMENTS TO PAST DIRECTORS (AUDITED)

Upon completion of the DLC transaction, Lord Sterling was appointed as Life President of P&O Cruises and Special Adviser to Micky Arison, Chair of Carnival Corporation & plc. As Special Adviser, Lord
Sterling is entitled to receive fees for his services at the rate of £25,000 per year payable in quarterly installments in arrears.

B-18 | Carnival plc Directors' Remuneration Report

Annex B―Carnival plc Directors’ Remuneration Report (Part II)
2. Implementation Section
2.15   Provision 40 disclosures

The Compensation Committees believe that Executive Director remuneration policy and practices address all of the factors listed in Provision 40 of the UK Corporate Governance Code, as outlined below:
Clarity	Our compensation structure for Executive Directors is clearly and transparently explained and disclosed. We provide detailed disclosures on the performance measurements and vesting schedules used in annual and long-term incentives. We also conduct shareholder outreach to ensure shareholders understand our executive compensation program.
Simplicity	Our compensation program for our Executive Directors includes elements that are disclosed and explained in detail and that links compensation for our CEO, the only Executive Director that received salary, annual incentive and long-term incentives in fiscal 2023, to our long-term success and interests of our shareholders.
Predictability	Target values, performance metric ranges and formulas for all performance-based compensation elements and payout ranges for bonuses are disclosed and explained. Use of discretion if any, is also disclosed and explained.
Proportionality	The annual and long-term incentives for our CEO in fiscal 2023 are linked to the fulfilment of quantitative performance measures and align the CEO’s compensation with our long-term performance and long-term value creation for our shareholders. The Compensation Committees retain discretion to ensure that rewards under the incentives reflect performance.
Risk
Our Compensation Committees conduct an annual assessment, with support from management and the Compensation Committees’ independent consultants, to ensure our executive compensation program does not encourage excessive risk taking. Our executive compensation program is based on a pay-for-performance philosophy and provides a mix of long-term and short-term cash and equity incentives that is intended to motivate management to drive performance in short and long term and align interests with our shareholders. Bonus payout is limited to 200% and performance ranges for all long-term incentives are disclosed and limited. Our policy limits the risk of unfair or excessive remuneration through the following measures:
•
Clearly defined limits on the maximum opportunities of incentives

•
Powers of discretion for our Compensation Committees to adjust formulaic outcomes of incentives to ensure payouts are aligned to performance

•
Malus and clawback provisions on all incentives

Alignment with Culture	Our CEO’s compensation in fiscal 2023 is designed to drive behavior aligned with our culture, values and strategy, for example by tying annual and long-term incentives to achievement of health, environment, safety and security, and sustainability measures and our Culture Essentials, in addition to operating performance metrics. We also have a stock ownership policy which sets minimum shareholding requirements for our executive officers and all Directors.
On Behalf of the Boards,
RANDY WEISENBURGER Chair of the Compensation Committees January 26, 2024
Carnival plc Directors' Remuneration Report | B-19

Annex C―Carnival plc Corporate Governance Report
Carnival Corporation and Carnival plc (together referred to as “Carnival Corporation & plc”) operate under a dual listed company (“DLC”) arrangement with primary listings in the U.S. and the UK. Accordingly, Carnival Corporation & plc has implemented a single corporate governance framework consistent, to the extent possible, with the governance practices and requirements of both countries. Where there are customs or practices that differ between the two countries, Carnival Corporation & plc has nonetheless sought to be compliant with UK best practices whenever possible. Carnival Corporation & plc believes that their resulting corporate governance framework effectively addresses the corporate governance requirements of both the U.S. and the UK.

Corporate Governance Guidelines
Carnival Corporation & plc has adopted corporate governance guidelines (the “Guidelines”) that set forth the general governance principles approved by the Boards of Directors (the “Boards”). The Guidelines are available on Carnival Corporation & plc’s website and are summarized as follows:
•
A majority of the members of each of the Boards must be independent in accordance with the corporate governance rules applicable to companies listed on the New York Stock Exchange and the London Stock Exchange.

•
The Boards will each have at all times the following: Audit Committee, Compensation Committee, Compliance Committee, Health, Environmental, Safety & Security (“HESS”) Committee and Nominating & Governance Committee (collectively, the “Committees”). All the members of our Committees will be independent Directors under the criteria applicable to companies listed on the New York Stock Exchange, the London Stock Exchange and any other applicable regulatory requirements. Each of these Committees has its own written charter, which principally sets forth the purposes, goals and responsibilities of the Committees.

•
The Nominating & Governance Committees will review with the Boards, on an annual basis, the requisite skills and characteristics of new and incumbent Board members, as well as the composition of the Boards as a whole. The Nominating & Governance Committees will assess and recommend Board candidates for appointment as Directors.

•
The responsibilities of the Directors are laid out in the Guidelines and cover matters such as the Directors’ duties to Carnival Corporation & plc and its shareholders, attendance at meetings and the annual review of Carnival Corporation & plc’s long-term strategic plans and the principal issues that Carnival Corporation & plc may face in the future.

•
The Non-Executive Directors shall appoint a Senior Independent Director to preside at meetings of the Non-Executive Directors and at Board meetings in the absence of our Chair, and to serve as the principal liaison for Non-Executive Directors.

•
Directors have free and full access to officers and employees of Carnival Corporation & plc, to the advice and services of our Company Secretary to the Boards and to independent professional advice at the expense of Carnival Corporation & plc.

•
The Compensation Committees will recommend the form and amount of Director and senior executive compensation in accordance with the policies and principles set forth in their charter and conduct an annual review thereof. In particular, the Compensation Committees will annually review the compensation of our CEO and his performance to enable our CEO to provide strong leadership for Carnival Corporation & plc in the short and long-term.

•
The Boards and the Nominating & Governance Committees are responsible for CEO and board succession planning. The Boards, in conjunction with our Chair of the Boards and our CEO, oversee succession planning with respect to executive officers and senior management.

Carnival plc Corporate Governance Report | C-1

Annex C―Carnival plc Corporate Governance Report
Board Composition
•
The Nominating & Governance Committees will maintain orientation programs for new Directors and continuing education programs for all Directors.

•
The Boards will conduct an annual performance evaluation to determine whether they, their Committees and individual Directors are functioning effectively.

•
The Non-Executive Directors will meet at least annually under the direction of the Senior Independent Director to conduct an appraisal of our Chair’s performance.

•
The Boards will determine the appointment and removal of the Company Secretary.

•
All shareholders may communicate with the Boards by addressing all communications to the Company Secretary, who must forward any item requiring immediate attention to the Senior Independent Director, who must in turn notify the Boards of any matters for discussion or action as appropriate.

Carnival Corporation & plc monitors governance developments in the U.S. and the UK to support a vigorous and effective corporate governance framework.

Board Composition
Each of the Boards is currently comprised of 11 members, of which two are Executive Directors and nine are Non-Executive Directors. Other than Ms. Connors, each nominee for re-election to the Boards has served for the full year. All Directors are required to submit themselves for annual re-election. The biographical details of the members of the Boards standing for election or re-election and their qualifications to serve as Board and Committee members are contained in the Proxy Statement. For a description of our procedures for selecting and appointing nominees, please refer to “Nominations of Directors” in the Proxy Statement. All Directors elected in 2023 have been subject to a formal performance evaluation during the year, as described below.
In fiscal 2023 the Nominating & Governance Committees engaged an independent search firm, Ridgeway Partners, to identify a Board candidate with significant executive experience. Ridgeway Partners has no other connection with Carnival plc or any individual Director. Following a rigorous selection process, the Nominating & Governance Committees recommended Ms. Connors as a nominee to the Boards and the Boards nominated Ms. Connors as a candidate for election to the Boards at the 2024 Annual Meetings of Shareholders.
In compliance with the UK Corporate Governance Code and the Disclosure Guidance and Transparency Rules, our Boards have adopted the Board Diversity Policy (the “Policy”) which applies to the Boards and each of their Committees. The Policy substantively provides that the backgrounds and qualifications of the Directors, considered as a group, should reflect a wide variety of attributes, characteristics and perspectives, including, but not limited to, diversity of experience, professions, skills, geographic representations, knowledge and abilities, as well as race or ethnicity, age and gender, with the aim of achieving an appropriate balance so as to allow the Boards and their Committees to fulfill their responsibilities effectively. While all appointments to the Boards and their Committees are based on merit and objective criteria, the Nominating & Governance Committees consider diversity in the Director identification and nomination process, together with experience, skills and other relevant criteria in the context of the needs of the Boards and their Committees and in accordance with applicable laws. The Nominating & Governance Committees review and assess the effectiveness of the Policy from time to time and report to the Boards, as appropriate.
As of November 30, 2023, being the last day of our fiscal year and the reference date selected by the Boards for the purposes of LR 9.8.6R(9)(a), 36% of the members of the Boards were women (being four of 11 members) and one Director was from a minority ethnic background. While the Boards appointed a female chair of the Audit Committees during fiscal 2023, we did not have at least one woman occupying a senior Board position (which we define as the Chair, CEO or Senior Independent Director) as of November 30, 2023. As a result, we met one of the three criteria set out in LR 9.8.6R(9)(a) as of November 30, 2023. However, assuming the election

C-2 | Carnival plc Corporate Governance Report

Annex C―Carnival plc Corporate Governance Report
Board Balance and Independence
or re-election of all nominees to the Boards, as of the date following the 2024 Annual Meetings of Shareholders, 42% of the members of the Boards will be women (being five of 12 members) and two Directors will be from a minority ethnic background. The Boards are committed to overseeing a diverse pipeline for succession and have made strides in increasing the representation of women on the Boards. At the same time, since all appointments to the Boards and Committees are based on merit and objective criteria and in light of the limited number of senior Board positions available, the Boards cannot anticipate when the criterion set out in
LR 9.8.6R(9)(a)(ii) (relating to senior Board positions held by women) may be met.
The Boards currently meet the Parker Review recommendation of having at least one Director from a minority ethnic background.
The data for purposes of this disclosure was collected via questionnaires on a confidential and voluntary basis. The individuals were asked to self-report their gender and ethnicity information by choosing one or more options from a list or by providing their own response.

Board Balance and Independence
We believe it is important to have a balanced board with a majority of Directors being independent such that no individual or group dominates the Boards’ decision making. The Boards believe that the balance between Non-Executive Directors and Executive Directors is appropriate.
We have a number of measures in place to assess and safeguard independence of our independent Directors. As part of the Boards’ annual independence assessment, each Director as well as each new nominee, if any, is required to complete an independence questionnaire. All questionnaires are reviewed and assessed by the full Board. Following this review for fiscal 2023, the Boards determined that all of the twelve nominees for election or re-election as Non-Executive Directors are considered independent in accordance with the corporate governance rules of the New York Stock Exchange and the UK Corporate Governance Code. Sir Jonathon Band, Stuart Subotnick, Laura Weil and Randy Weisenburger have been Non-Executive Directors for more than nine years from the date of their first election to the Boards. However, notwithstanding this fact, the Boards have determined that each of those Directors is independent for the reasons set forth below.
Consistent with U.S. practice, the Boards believe that length of tenure should be only one of the factors considered with respect to the independence of Directors and, accordingly, that tenure alone should not result in the loss of independence. The Boards believe that automatic loss of independence status for
Directors due to tenure would effectively operate as a term limit for independent Directors and result in the loss of the valuable contributions of Directors who have been able to develop, over time, increasing insight into Carnival Corporation & plc and its operations. The Boards prefer to rely on rigorous annual evaluations of individual Directors, as well as external evaluations by an independent third-party governance expert every three years, to review their objectivity and independence, as well as their overall effectiveness as Directors. Based on the results of the 2023 annual Board evaluation as well as the external evaluation conducted in 2022, the Boards were satisfied that all Non-Executive Directors were objective, independent and effective contributors to the Boards. All Directors are also subject to annual re-election by shareholders following individual evaluations and recommendations by the Nominating & Governance Committees. Mr. Arison has been Chair of the Board of Directors of Carnival plc since 2003 and previously served as the CEO of Carnival plc from 2003 to 2013. His unique experience and in-depth knowledge of our business, our history and the cruise industry continue to be invaluable. Mr. Arison has made and continues to make substantial contributions to our success and to demonstrate objective judgement throughout his tenure. As a result, the Boards have concluded that his continued service as our Chair is in our best interests and that of our shareholders. Mr. Arison’s performance is subject to annual evaluation by the Non-Executive Directors. We also have separate CEO and Chair roles, as well as a Senior Independent Director role.

Carnival plc Corporate Governance Report | C-3

Annex C―Carnival plc Corporate Governance Report
Directors’ Indemnities
As further discussed under “Board Procedures and Responsibilities,” we also require Non-Executive Directors to obtain our consent before they can serve on additional boards.
The Boards, with support from the Global Legal Services Department and Global E&C, have procedures to identify and manage any conflicts of interest that may arise in relation to any Director (including those resulting from significant shareholdings), and assess Directors’ independence, including by reviewing on an annual basis questionnaires completed by Directors which are designed to identify potential conflicts of interest and also by requiring Directors to report any potential conflicts of interest.

Directors’ Indemnities
Carnival Corporation has provided an indemnity for the Directors of Carnival Corporation and Carnival plc. This was in place at all times during fiscal 2023 and up to the date of the approval of the financial statements. To the extent Carnival Corporation is unable to indemnify the Directors, we also maintain Directors’ and Officers’ liability insurance which covers Directors for legal actions brought against them in their capacity as Directors, subject to certain limitations.

Board Procedures and Responsibilities
Meetings of the Boards are held on a regular basis to enable the Boards to properly discharge their responsibilities. During the year ended November 30, 2023, the Board of Directors of Carnival plc held a total of seven meetings. All Board meetings during the year were attended by all Directors then serving except for Sir Jonathon Band, Katie Lahey and Sara Mathew who each attended six of seven meetings due to a medical appointment, illness and another Board commitment, respectively. In addition, the Non-Executive Directors meet periodically during the year with our Chair of the Boards with no other Executive Directors present. The agenda for each Board meeting and meeting schedules are prepared by our Chair and reviewed and approved by the Senior Independent Director, to enable the flow of relevant information to the Boards. Each Board member is entitled to suggest the inclusion of items on the agenda and to raise at any Board meeting subjects that are not on the agenda for that meeting.
Non-Executive Directors are required to allocate sufficient time to meet the expectations of their role. The consent of our Chair and Senior Independent Director must be sought before accepting additional directorships that might affect the time a Non-Executive Director of Carnival Corporation & plc is able to devote to that role. No additional directorships or significant commitments were undertaken by Non-Executive Directors during fiscal 2023.
The Boards have an overboarding policy which provides that (i) Directors may not serve on the boards of more than four public companies, inclusive of our Boards (treated as one board); (ii) Directors who are either chief executive officers or executive officers of public companies (including Carnival Corporation & plc), may not serve on the boards of more than two public companies, inclusive of our Boards (treated as one board); and (iii) the Chair of our Boards may not serve as chair of the board of any other public company. The overboarding policy is reviewed annually as part of the Boards’ review of the Corporate Governance Guidelines. All Directors are compliant with the overboarding policy and all nominees for election or re-election are required to be compliant as of the 2024 Annual Meetings of Shareholders. Ms. Connors will not be in compliance with the overboarding policy as of the 2024 Annual Meetings of Shareholders, but since she will not be seeking re-election to Boston Scientific’s board of directors in 2024 which will bring Ms. Connors in compliance, the Nominating & Governance Committees agreed to temporarily waive the overboarding policy with respect to Ms. Connors until Boston Scientific’s 2024 annual meeting (expected in May).
All Directors are expected to act with integrity, lead by example, promote the desired culture, provide constructive challenge, strategic guidance and specialist advice and hold management accountable.

C-4 | Carnival plc Corporate Governance Report

Annex C―Carnival plc Corporate Governance Report
Board Structures and Delegation to Management
Board Structures and Delegation to Management
The basic responsibility of the Directors is to exercise their business judgment in the way they consider, in good faith, would be most likely to promote the long-term sustainable success of Carnival Corporation & plc, for the benefit of the shareholders as a whole and also contributing to the wider society. Further details of the responsibilities of the Directors are set out in the Guidelines. The Boards and their Committees have a formal schedule of matters specifically reserved to the Boards or their Committees for decision, which includes, but is not limited to, the approval of the following matters:
•
quarterly, half-yearly and annual reports, notices of annual meetings and Proxy Statements;

•
dividends, issuance of shares or share buybacks;

•
changes to structure, size, membership and composition of the Boards and their Committees;

•
significant changes to our corporate structure;

•
material changes in accounting policies;

•
selection, appointment or removal of auditors, auditor independence, approval of all audit and non-audit services and remuneration of auditors;

•
risk management framework;

•
investment policy;

•
material agreements, transactions or borrowings;

•
material transactions in which a Director or an executive officer, or any of their immediate family members, has a direct or indirect material interest;

•
appointment and removal of executive officers and Company Secretary, executive officer compensation as well as agreements with executive officers; and

•
adoption of, or any changes to, equity incentive plans as well as equity grants and other share-related benefits.

Details of the Committees of the Boards are set out in the section below.
The strategic management and direction of, and significant commercial decisions in relation to, global operations of Carnival Corporation & plc, except to the extent reserved to the full Boards under their schedule of reserved matters, is delegated by the Boards to the boards of directors of subsidiary companies within the group and to management, which in turn delegate to local management as appropriate.
Our Chair of the Boards leads the Boards and is responsible for its overall effectiveness. He promotes a culture of openness and dialogue at the board level, including by encouraging effective contribution and participation of all Directors and supporting management and the Company Secretary in ensuring that Directors receive accurate, timely and clear information.
The Boards of Directors, with support from their Committees and management, have in place a framework of prudent and effective controls which enable risks to be assessed and managed. The Boards of Directors, through executive management and the Committees, have carried out a robust assessment of Carnival Corporation & plc’s principal and emerging risks, including those that would threaten its business model, future performance, solvency or liquidity, to ensure that these risks are effectively managed and/or mitigated to help ensure Carnival Corporation & plc is viable. As a result of this assessment, the Boards of Directors have identified principal and emerging risks and their management and/or mitigation which are listed in Item 3. Internal Control and Risk Assessment and Item 4. Risk Management and/or Mitigation of Principal and Emerging Risks in the Carnival plc Strategic Report that accompanies the Carnival plc financial statements (the “Strategic Report”).

Carnival plc Corporate Governance Report | C-5

Annex C―Carnival plc Corporate Governance Report
Committees of the Boards
Committees of the Boards
The following Committees have operated throughout the year. Each Committee has a written charter, copies of which can be found on Carnival Corporation & plc’s website at www.carnivalcorp.com and
www.carnivalplc.com. The Board Committees regularly report on their activities and actions to the full Boards.

AUDIT COMMITTEES

The Audit Committees are comprised of the following four independent Non-Executive Directors:
•
Laura Weil (Chair);

•
Jason Glen Cahilly;

•
Sara Mathew; and

•
Stuart Subotnick.

The Board of Carnival plc has determined that each member of the Audit Committees has “recent and relevant financial experience” for the purposes of the UK Corporate Governance Code and that the Audit Committees as a whole have competence relevant to the sector in which Carnival Corporation & plc operate. The qualifications of each member of the Audit Committees are contained in the Proxy Statement.
During the year, eight meetings of the Carnival plc Audit Committee were held, which were attended by all members then serving, except for Ms. Mathew and Mr. Subotnick who each attended seven of eight meetings due to another Board and business commitment, respectively. The Chief Financial Officer and Chief Accounting Officer, the Chief Audit Officer, who is responsible for the internal audit function and risk advisory and assurance services within Carnival Corporation & plc, representatives from the external auditors, the General Counsel, Chief Information Officer, Chief Privacy Officer and Chief Risk and Compliance Officer attend meetings at the invitation of the Audit Committees.
The main role and responsibilities of the Audit Committees are to review:
•
the integrity of our financial statements;

•
performance of our internal audit functions, including fraud investigations, internal controls and process efficiencies;

•
independent auditors’ qualifications, independence, and performance; and

•
relevant elements of our risk management programs, including risk management related to financial, information technology, cybersecurity and non-HESS related operational risks, as well as monitoring changes to and compliance with related legal and regulatory requirements.

In addition, our Audit Committees:
•
appoint, oversee and approve the compensation for our independent auditors;

•
assist the Boards, if so requested, in ensuring that the annual report and accounts of Carnival plc, taken as a whole, is fair and balanced and understandable and provides the information necessary for shareholders of Carnival plc to assess Carnival plc’s position and performance, business model and strategy;

•
review compliance with the Carnival Corporation & plc Code of Business Conduct and Ethics; and

•
establish and monitor policies and procedures for confidential submission, receipt and treatment of complaints relating to accounting, internal accounting controls and auditing matters.

In fulfilling their responsibilities during the year, the Audit Committees have, among other things:
•
reviewed the quarterly and annual financial results of Carnival Corporation & plc, including accounting matters and key factors affecting financial results and future forecasts;

•
reviewed financial statements and related disclosures, and other proposed filings with the U.S. Securities and Exchange Commission and the applicable UK authorities and draft earnings press releases of Carnival Corporation & plc;

•
reviewed the form and content of the annual reports and accounts, including the Strategic Report (including the going concern confirmation, the viability statement, the assessment of internal

C-6 | Carnival plc Corporate Governance Report

Annex C―Carnival plc Corporate Governance Report
Committees of the Boards
controls and principal risks, and the annual risk management and/or mitigation of principal risks), financial statements and Directors’ Report, to be presented to shareholders of Carnival plc at the year-end;
•
reviewed the form and content of the half year reports (including the going concern confirmation);

•
approved, together with the Boards of Directors, the viability and going concern statements, which are included in the Strategic Report;

•
reviewed reporting from management on impairment analyses;

•
reviewed the 2022 cash flow restatement (refer to Note 2—Summary of Significant Accounting Policies to the Carnival plc group financial statements for additional details);

•
confirmed receipt of certification letters, disclosure controls and procedure checklists and loss contingency memos from all reporting units;

•
received briefings on Carnival Corporation & plc’s Sarbanes-Oxley 404 compliance program;

•
reviewed reporting from the independent auditors concerning the audit work performed, identified internal control deficiencies and accounting issues, and all relationships between the independent auditors and Carnival Corporation & plc;

•
reviewed and approved fees for audit and non-audit related services provided by Carnival Corporation & plc’s independent auditors;

•
received and reviewed various reports from the independent auditors regarding the planning, status, execution and conclusions of their work;

•
received reporting, as well as quarterly briefings, from the Carnival Corporation & plc internal audit department called Risk Advisory & Assurance Services (“RAAS”) concerning results from their internal audit work, including significant findings, any identified internal control deficiencies and management plans for remedial action;

•
reviewed reports of RAAS regarding the results of its independent internal investigations of alleged or actual impropriety as assigned by the General Counsel and in coordination with the Chief Risk and Compliance Officer on the status and results of those investigations;

•
reviewed RAAS’s historical audit coverage and assessment of risk for the purpose of developing an audit plan for the upcoming year;

•
reviewed reports of RAAS concerning progress against their audit plan, department staffing and professional qualifications, and the status of management action plans for previously identified action steps;

•
reviewed reports regarding information technology security, including cybersecurity, and responses to and investigations of breaches; and

•
reviewed the status of complaints received through Carnival Corporation & plc’s third-party administered hotline and other channels.

COMPENSATION COMMITTEES

The Compensation Committees of the Boards are comprised of the following four independent Non-Executive Directors:
•
Randy Weisenburger (Chair);

•
Jason Glen Cahilly;

•
Helen Deeble; and

•
Laura Weil.

During the year, six meetings of the Carnival plc Compensation Committees were held which were attended by all members then serving, except for Mr. Cahilly who attended four of five meetings held since his appointment to the Compensation Committees on February 1, 2023. Executive Directors are invited to attend for appropriate items, but are excluded when their own performance and remuneration are being discussed and determined.
The Compensation Committees are responsible for the:
•
evaluation and approval of the Director and Executive Officer compensation plans, policies and programs;

•
annual review and approval of the corporate goals and objectives relevant to our CEO’s compensation;

•
determination and approval of the compensation of our CEO, the other Executive Directors and other senior officers;

•
overseeing the administration of our stock equity incentive plans, and our employee stock purchase plans; and

Carnival plc Corporate Governance Report | C-7

Annex C―Carnival plc Corporate Governance Report
Committees of the Boards
•
recommendations to the Boards with respect to the compensation of the Non-Executive Directors.

When selecting or appointing candidates to the position of our Chair of the Compensation Committees, the Nominating & Governance Committees and the Boards shall give particular consideration to candidates who have previously served on a compensation committee for at least 12 months.
The Compensation Committees are empowered to retain compensation consultants of their choice to be used to assist in the evaluation of compensation issues.

COMPLIANCE COMMITTEES

The Compliance Committees of the Boards are comprised of the following five independent Non-Executive Directors:
•
Jeffrey J. Gearhart (Chair);

•
Sir Jonathon Band;

•
Stuart Subotnick;

•
Laura Weil; and

•
Randy Weisenburger.

During the year, four meetings of the Carnival plc Compliance Committees were held, which were attended by all members then serving.
The principal function of the Compliance Committees is to assist the Boards with oversight of activities that are designed to promote (a) ethical conduct, (b) a high level of integrity, and (c) compliance with all laws, regulations and policies applicable to us, including by:
•
Providing functional oversight of Global E&C including receiving regular reports from, and providing direction to the Chief Risk and Compliance Officer (“CRCO”) with respect to the activities of Global E&C, including trends and insights coming from our complaint channels, Global E&C’s compliance monitoring activities, management’s mitigation plans to address compliance risk management opportunities, changes in laws and regulations that could have a significant impact on us, the adequacy of staffing and resources and any difficulties encountered by Global E&C;
•
overseeing risk management related to compliance with applicable laws and regulations, including our compliance monitoring activities supporting a high level of ethics and integrity;

•
reviewing the results of compliance with our Code of Business Conduct and Ethics and our Business Partner Code of Conduct and Ethics and conflicts of interest disclosures;

•
providing functional oversight of our Incident Analysis Group (“IAG”) and Global E&C with respect to its review of the effectiveness of IAG recommendations;

•
reviewing the results of business ethics disclosures, mitigation and related monitoring;

•
reviewing with the Chief Risk & Compliance Officer the assessment of risks related to general compliance, including anti-bribery or anti-corruption, data privacy and third-party risk management, as well as controls implemented to mitigate such risks;

•
establishing and monitoring policies and procedures for confidential submission, receipt, retention and treatment of complaints or concerns, other than those related to accounting, internal accounting controls and auditing matters; and

•
overseeing and reviewing all significant allegations of misconduct by the Board, CEO, Global Leadership Team or Section 16 Executive Officers.

HESS COMMITTEES

The HESS Committees of the Boards are comprised of the following five independent Non-Executive Directors:
•
Sir Jonathon Band (Chair);

•
Helen Deeble;

•
Jeffrey J. Gearhart;

•
Katie Lahey; and

•
Randy Weisenburger.

C-8 | Carnival plc Corporate Governance Report

Annex C―Carnival plc Corporate Governance Report
Carnival plc Supplement to the Report of the Audit Committees
During the year, four meetings of the Carnival plc HESS Committee were held, which were attended by all members then serving. Our CEO and the presidents of our cruise brands also attend meetings of the HESS Committees.
The principal function of the HESS Committees is to assist the Boards in fulfilling their responsibility to:
•
supervise and monitor HESS and sustainability policies, procedures, practices programs and initiatives at sea and ashore;

•
review and recommend appropriate policies, procedures, practices and training relative to HESS, sustainability and sustainability reporting, and oversee compliance with such policies, procedures and practices;

•
oversee risk management related to significant HESS and sustainability risks and exposures as well as monitor changes to and compliance with related legal and regulatory requirements;
•
Reviewing insights derived from the independent HESS investigations performed by the Incident Analysis Group;

•
review and discuss with management pending or threatened administrative, regulatory, or judicial proceedings relating to HESS that are material to us and management’s response; and

•
review and recommend our objectives and plans (including means for measuring performance) for implementing the Companies’ policies, procedures, practices, training, compliance measures and risk management programs regarding HESS and sustainability.

NOMINATING & GOVERNANCE COMMITTEES

The Nominating & Governance Committees of the Boards are comprised of the following four independent Non-Executive Directors:
•
Stuart Subotnick (Chair);

•
Sir Jonathon Band;

•
Katie Lahey; and

•
Randy Weisenburger.

During the year, four meetings of the Carnival plc Nominating & Governance Committee were held, which were attended by all members.
The principal function of the Nominating & Governance Committees is to:
•
assist the Boards by identifying individuals qualified to become Board members and recommend nominees for appointment and/or election to the Boards;

•
recommend to the Boards Director nominees for each committee;

•
make recommendations to the Boards regarding the size and composition of the Boards and their Committees;

•
engage in succession planning for the Boards and Chief Executive Officer;

•
exercise oversight of the evaluation of the Boards, their Committees and individual Directors;

•
maintain orientation programs for new Directors and continuing education programs for all Directors; and

•
review and assess the effectiveness of our Corporate Governance Guidelines.

Further information on Board succession planning process and the Boards’ Diversity Policy is contained in the “Nominations of Directors” section of the Proxy Statement, and further information on our diversity and inclusion efforts in general are contained in the “Employees” section of the Carnival plc Directors’ Report. Such information is incorporated by reference into this Carnival plc Corporate Governance Report.

Carnival plc Supplement to the Report of the Audit Committees
Certain information required to be included in the Carnival plc Report of the Audit Committee is set forth in the Report of the Audit Committees included in the Proxy Statement, and which is incorporated by reference into this Carnival plc Corporate Governance Report. The principal purpose of this Carnival plc

Carnival plc Corporate Governance Report | C-9

Annex C―Carnival plc Corporate Governance Report
Carnival plc Supplement to the Report of the Audit Committees
Supplement to the Report of the Audit Committees is to comply with the UK Corporate Governance Code requirements, which are only applicable to Carnival plc.
In fiscal 2023 the Carnival plc Audit Committee developed an understanding of the significant accounting matters which were comprised of the accounting judgments and significant estimates by reviewing, discussing with management and, where appropriate, challenging the approach and key assumptions adopted by management. Following a review with management and the Carnival plc external auditors, PricewaterhouseCoopers LLP (“PwC”) of the significant estimate included in Note 2 and Note 10, being our only significant accounting matter in
2023, the Carnival plc Audit Committee was satisfied with the assessments considered and conclusions reached with respect to the significant accounting matters, as further described in the Carnival plc group financial statements for fiscal 2023 in Note 2—Significant Accounting Policies under “Significant Judgements and Estimates” and in Note 10—Property and Equipment.
In addition, risks of fraud in relation to revenue recognition was an area of focus for the Carnival plc Audit Committee and discussed with PwC in 2023. The Audit Committee considered the presumed risks of fraud as defined by auditing standards and was satisfied that there were no significant issues.

EXTERNAL AUDITORS AND AUDIT TENDERING

The Audit Committees have the responsibility for making a recommendation on the appointment, reappointment and removal of the external auditors. PwC was recommended by the Audit Committees for reappointment as auditor of Carnival plc at the Annual General Meeting held in April 2023, and reappointment was approved by the shareholders. The Audit Committees also reappointed PwC as Carnival Corporation’s independent registered public accounting firm, as ratified by the shareholders at the April 2023 Annual General Meeting.
In addition, the policy of the Audit Committees is to undertake a formal assessment of the auditor’s objectivity and independence each year, which includes:
•
a review of non-audit services provided and related fees;

•
discussion with the auditors pertaining to a written report detailing all relationships with Carnival Corporation & plc and any other party that could affect the independence or the objectivity of the auditors; and

•
evaluation with the Boards and management of the effectiveness of the external audit process.

PwC has served as Carnival Corporation’s independent auditor from at least 1986 to 2002. In 2003, following formation of the DLC arrangement between Carnival Corporation and Carnival plc, the independent audits for the consolidated entity, Carnival Corporation & plc, and Carnival plc were tendered. Upon completion of this tender process, the Audit Committees decided to recommend to the shareholders that PwC be appointed as the Carnival Corporation and Carnival plc independent auditors for fiscal 2003. The Audit Committees annually evaluate PwC’s performance and have each year recommended that the shareholders vote for the reappointment of PwC as Carnival plc’s independent auditor. PwC’s lead audit engagement partner for Carnival plc in fiscal 2023 was Nicholas Smith.
The Audit Committees met with the independent auditors 8 times during fiscal 2023, and additional meetings were available upon request. The Audit Committees assess the effectiveness of the independent auditors on an ongoing basis during the year, covering qualification, expertise and resources, objectivity and independence, and the quality and effectiveness of the audit process. This assessment considers the Audit Committees’ interactions with, and observations of, the independent auditors and considers a range of factors, including:
•
experience and expertise;

•
level of professional skepticism;

•
approach to handling significant audit and accounting judgements;

•
effectiveness and efficiency in completing the agreed external audit plan, content, quality;

C-10 | Carnival plc Corporate Governance Report

Annex C―Carnival plc Corporate Governance Report
Carnival plc Supplement to the Report of the Audit Committees
•
robustness of the external auditors’ reports; and

•
relevant reviews and reports issued by external regulatory bodies such as the UK Financial Reporting Counsel (“FRC”) and the US Public Company Accounting Oversight Board (“PCAOB”).

The Audit Committees assessment is also formed by gathering feedback from senior management to obtain their perspectives on the effectiveness and quality of the external auditors. No material issues were identified during the external auditor effectiveness review, and the Audit Committees believe that the external auditors were effective in the current year.
The Audit Committees continue to be confident that the independence of the external auditors was not impaired in any way and PwC remained independent during fiscal 2023, having taken into account that:
•
immaterial permitted non-audit services were provided by PwC during fiscal 2023;

•
PwC has complied with the requirements regarding rotation of the audit partner and senior audit team members;

•
no relationships were identified between PwC and Carnival Corporation or Carnival plc or any other parties that could affect PwC’s independence or objectivity;

•
PwC confirmed compliance with their independence standards in their report to the Audit Committees; and

•
no members of the PwC audit team were employed by us during fiscal 2023.

The policy on Audit Committee pre-approval and permissible non-audit work of the independent auditors, are set out in the “Independent Registered Public Accounting Firm” section of the Proxy Statement, which is incorporated by reference into this Carnival plc Corporate Governance Report. Refer to Note 4—Other Income and Expense to the Carnival plc group financial statements for information on the fees payable to PwC for audit and non-audit services in fiscal 2023.
Carnival plc is subject to UK regulations regarding external auditor appointment and rotation. The relevant UK legislation (the Statutory Auditors and Third Country Auditors Regulations 2016) requires statutory auditors to rotate after a period of 20 years and include a mandatory competitive tender of audit firms at the 10-year midpoint. The Competition and Market Authority’s (“CMA”) Statutory Audit Services for Large Companies Market Investigation (Mandatory Use of Competitive Tender Processes and Audit Committee Responsibilities) Order 2014 (the “CMA Order”) also set out transitional rules that determine the latest date for the initial auditor rotation or tender process. The CMA Order applies to FTSE 350 companies. Carnival plc confirms that it complied with the provisions of the CMA Order in fiscal 2023.
PwC has been Carnival plc’s auditor since fiscal 2003, so the transitional rules state that they may not be reappointed more than nine years after June 2014, effectively meaning that the audit firm must be changed for the fiscal 2024 audit. As a result, during fiscal 2022, the Audit Committees oversaw a competitive tender process to select an audit firm to replace PwC for the fiscal 2024 audit of the consolidated entity, Carnival Corporation & plc, and Carnival plc, in accordance with statutory and regulatory requirements set out by the CMA, the Financial Conduct Authority (“FCA”) and the FRC.
We invited three qualified public accounting firms to participate in the tender process during the first half of 2022 to ensure an orderly transition and the independence of the selected firm by fiscal 2023 and well ahead of the start of the fiscal 2024 audit. PwC was not invited to participate in the process based on the rotation requirements described above.
Under the supervision of the Audit Committees, a selection committee, comprised of senior members of management (the “Selection Committee”), was established to manage the audit tender process. A set of selection criteria was developed by the Selection Committee to enable its members to evaluate each firm, taking into account meetings with each firm and their review of each firm’s written proposal. The key selection criteria included audit quality and inspection results, public reports and comments from regulators, audit approach, relevant industry experience, a strong global network with significant experience in managing large multi-national audits in the U.S. and the UK, a presence in the key jurisdictions in which the business operates, quality of the proposed

Carnival plc Corporate Governance Report | C-11

Annex C―Carnival plc Corporate Governance Report
Carnival plc Supplement to the Report of the Audit Committees
engagement team and the use of technology and innovation.
Following a detailed review of the performance of each firm during the audit tender process and an evaluation against all criteria, the Audit Committees, with input from the Selection Committee, recommended Deloitte & Touche LLP as the proposed auditor of Carnival Corporation and Deloitte LLP as the proposed auditor of Carnival plc to the Boards of Directors. The factors contributing to the selection of Deloitte as the preferred candidate included a high-quality and experienced proposed audit team, a record of delivering quality audits in both the U.S. and the UK, solid inspection results as well as its technology and innovation capabilities.
On June 23, 2022, the Audit Committees of the Boards of Directors selected Deloitte & Touche LLP as the independent registered public accounting firm of Carnival Corporation and Deloitte LLP as the independent auditors of Carnival plc for fiscal 2024, subject to shareholder approval and ratification at the 2024 Annual Meetings of Shareholders.
The Audit Committees will recommend to our shareholders for approval the appointment of Deloitte LLP as auditors of Carnival plc for fiscal 2024 at our Annual Meetings Shareholders in April 2024. The Audit Committees also appointed Deloitte & Touche LLP as Carnival Corporation’s independent registered public accounting firm for fiscal 2024, subject to ratification by the shareholders.
PwC continued as the independent registered public accounting firm of Carnival Corporation and the independent auditor of Carnival plc throughout fiscal 2023. Deloitte began their transition process in February 2023, following the confirmation of their independence. Their transition process included shadowing PwC and meetings with management to obtain detailed understanding of Carnival Corporation and Carnival plc.

On Behalf of the Audit Committee,
LAURA WEIL Chair of the Audit Committees January 26, 2024
C-12 | Carnival plc Corporate Governance Report

Annex C―Carnival plc Corporate Governance Report
Information and Professional Development
Information and Professional Development
The Company Secretary is required to provide members of the Boards with appropriate information in advance of each meeting and Directors are required to devote adequate preparation time reviewing this information in advance of each meeting. Our Company Secretary is also responsible for advising the Boards through our Chair on all corporate governance matters.
All Directors have access to the advice and services of our Company Secretary and are permitted to obtain independent professional advice, at Carnival
Corporation & plc’s expense, as he or she may deem necessary to discharge his or her responsibilities as a Director. A Director is required to inform the Senior Independent Director of his or her intention to do so.
All Directors are offered the opportunity to attend training programs of their choice. The subject matter and content of such programs are reviewed periodically during the year. In addition, the Directors participated in multiple compliance and culture training sessions from experts in the field.

Board Performance Evaluations
The Nominating & Governance Committees and the Boards conduct performance evaluations of the Boards, the Boards’ Committees and the members of our Boards of Directors on an annual basis. As part of this process in 2023, each Director was required to complete a questionnaire about the performance of the Boards. The questionnaires were reviewed and assessed by the Nominating & Governance Committees.
In addition, the Nominating & Governance Committees reviewed the individual performance of each Director focusing on his or her contribution to Carnival Corporation & plc, and specifically focusing on areas of potential improvement. In making their assessment, the Nominating & Governance Committees reviewed the Board composition, considerations of age, diversity, experience and skills in the context of the needs of the Boards, and with the aim of achieving an appropriate balance on the Boards, and how effectively the Board members work together to achieve the Boards’ objectives. The performance review of Micky Arison, in his role as Chair, was conducted separately by the Non-Executive Directors, led by the Senior Independent Director, Randy Weisenburger, taking into account the view of the other Executive Director.
The Nominating & Governance Committees also discuss and review with Non-Executive Directors any significant time commitments they have with other companies or organizations. In fiscal 2023, no significant commitments were identified during the Nominating & Governance Committees’ review. In addition, the number of directorships held by Non-Executive Directors is taken into account, in line with Carnival Corporation & plc’s overboarding policy.
In October 2023, the Nominating & Governance Committees reported the results of the performance evaluations to the Boards. The Boards concluded that each Director was an effective member of the Boards and had sufficient time to carry out properly their respective commitments to the Boards, their Committees and all other such duties as were required of them. It is the view of the Nominating & Governance Committees and the Boards that the Boards continued to operate effectively during fiscal 2023.
During fiscal 2023, the Audit Committees, the Compensation Committees, the Compliance Committees, the HESS Committees and the Nominating & Governance Committees also reviewed their own performance against their respective charters by completing questionnaires that were provided to the Chair of the Nominating & Governance Committees. The results of such reviews were discussed among the members and reported to the Boards. The Boards concluded that the Audit Committees, the Compensation Committees, the Compliance Committees, the HESS Committees and the Nominating & Governance Committees continued to function effectively and continued to meet the requirements of their respective charters.
The UK Corporate Governance Code requires that an externally facilitated evaluation of the Boards’

Carnival plc Corporate Governance Report | C-13

Annex C―Carnival plc Corporate Governance Report
Directors’ Remuneration
effectiveness be undertaken at least once every third year. During fiscal 2022, the Nominating & Governance Committees engaged The Governance Solutions Group, an independent third-party governance expert which has no other connection to Carnival Corporation & plc or any individual Director, to perform an assessment of the effectiveness of the Boards.
The third-party governance expert interviewed each Director elected in 2021 and members of senior management who interact substantially with the Boards. Some of the main focus areas for the assessment were boards dynamics and rapport, board interaction and relationship with management, meeting structure and format, board balance and refreshment, board meeting logistics, meeting discussion topics and committee division of responsibilities.
Following the completion of the assessment, the third-party governance expert reviewed the results of the assessment with the incumbent Senior Independent Director and then presented the results as well as recommendations to the full Boards, including our Chair, for discussion in late 2022. The overall conclusion of the assessment was that the Boards effectively carry out their responsibilities. The assessment praised the high commitment and engagement level of the Directors, the strong working relationship between the Boards and management and depth of knowledge and skills of Directors. It also noted that while virtual Board meetings have been necessary, in-person meetings can better promote camaraderie as well as facilitate less structured conversations and, as a result, adding a second in-person meeting was recommended. Given that the Compliance Committees was created much later than the other Board Committees, the assessment also noted some overlap between Audit, HESS and Compliance Committees’ areas of responsibility. Based on the feedback from the third-party governance expert-led evaluation process, the Boards of Directors instituted a second in-person Board meeting in fiscal 2023. In addition, as part of the annual review of the Committee Charters, the Audit, Compliance and HESS Committees made several revisions to their Charters to clarify their areas of responsibility.

Directors’ Remuneration
The Carnival plc Directors’ Remuneration Report is presented in two parts, with Part I forming part of the Proxy Statement and Part II being attached as Annex B to the Proxy Statement. A resolution to approve the Carnival plc Directors’ Remuneration Report will be proposed at the 2024 Annual General Meeting.

Relations with Shareholders
The formal channels of communication by which the Boards communicate to shareholders the overall performance of Carnival Corporation & plc are the Annual Reports, Carnival plc half yearly financial report, joint Annual Report on Form 10-K, joint Quarterly Reports on Form 10-Q, joint Current Reports on Form 8-K, Proxy Statement and press releases.
Senior management, Executive Directors, including the Chair of the Boards, and Non-Executive Directors of Carnival Corporation & plc meet periodically with representatives of institutional shareholders to discuss their views and to enable the strategies and objectives of Carnival Corporation & plc to be well understood. Issues discussed with institutional shareholders include executive compensation, performance, business strategies and corporate governance.
Presentations are made to representatives of the investment community periodically in the U.S., the UK and elsewhere. Results of each fiscal quarter are reviewed with the investment community and others following each quarter on conference calls that are broadcast live over the Internet.
The Boards receive periodic briefings from management regarding feedback and information obtained from Carnival Corporation & plc’s shareholders and brokers. During fiscal 2023, Carnival Corporation & plc’s management presented to the Boards regarding shareholder matters.

C-14 | Carnival plc Corporate Governance Report

Annex C―Carnival plc Corporate Governance Report
Annual Meetings of Shareholders
Shareholders will have the opportunity at the 2024 Annual General Meeting, notice of which is contained in the Proxy Statement, to ask questions of a representative of the Board and senior management.
The Boards have implemented procedures to facilitate communications between shareholders or interested parties and the Boards. Shareholders or interested parties who wish to communicate with the Boards or the Senior Independent Director should address their communications to the attention of the Company Secretary of Carnival Corporation & plc at 3655 N.W. 87th Avenue, Miami, Florida 33178-2428, United States. The Company Secretary promptly forwards to the Senior Independent Director those communications which the Company Secretary believes require immediate attention. The Senior Independent Director notifies the Boards or the Chair of the relevant Committees of the Boards of those matters that he believes are appropriate for further action or discussion.

Annual Meetings of Shareholders
This year the Annual Meetings of Shareholders will be held at Carnival Place, 3655 NW 87th Avenue, Miami, Florida, United States on Friday, April 5, 2024. The meetings will commence at 8:30 a.m. (EDT), and although technically two separate meetings (the Carnival plc meeting will begin first), shareholders of Carnival Corporation may attend the Carnival plc meeting and vice-versa.
We are also pleased to host a live video broadcast of the Annual Meetings of Shareholders at our Carnival plc headquarters located at Carnival House,
100 Harbour Parade, Southampton SO15 1ST, United Kingdom at 1:30 p.m. (BST). Shareholders planning to attend the live video broadcast in Southampton must submit a proxy in order to vote as they will not be able to vote in person from Southampton. Shareholders attending the live video broadcast in Southampton will be able to submit questions live to the Directors in Florida, but will not be treated as, or considered to be, “in attendance” at the Annual Meetings.

Workforce Engagement
In line with the UK Corporate Governance Code, Randy Weisenburger was appointed in 2020 as the designated Non-Executive Director for workforce engagement. We leverage the designated Non-Executive Director role as a leader in this area while incorporating all Non-Executive Directors in workforce engagement activities throughout the global organization. Mr. Weisenburger has experience with human resource management responsibilities in large and global organizations which enables him to assist our Boards in overseeing strategy, succession planning, talent development and our executive compensation program and positions him to lead our employee engagement efforts. As our Senior Independent Director and Chair of the Compensation Committees, Mr. Weisenburger also has extensive Board leadership experience which facilitates effective coordination of efforts with other Board members.
The main responsibilities of this role are the governance and oversight of the following matters:
•
to directly engage with the workforce (which we also refer to as team members) in order to ensure their feedback and concerns are appropriately relayed to the Boards, and that strategic direction and priorities of the Boards are communicated throughout the workforce;

•
to coordinate direct engagement between other Non-Executive Directors, management and the workforce, as appropriate;

•
to support the Boards’ discussion of employee engagement efforts and structure the contents of such discussions;

•
to monitor and evaluate policies and practices relating to workforce engagement to ensure that the efforts on workforce engagement are effective, consistent with our values and support our long-term sustainable success and that employee feedback is shared and collected in a balanced and transparent way; and

Carnival plc Corporate Governance Report | C-15

Annex C―Carnival plc Corporate Governance Report
Workforce Engagement
•
to report on the results of workforce engagement efforts, including any feedback and concerns from the workforce to the Boards periodically, and make any recommendations arising from those reports to the Boards.

We believe that having a designated Non-Executive Director who is supported in the workforce engagement efforts by senior management, the global human resources department, the subsidiary management teams and other Board members, as appropriate, allows for a wide variety of perspectives to be heard, provides for more focused oversight and clear division of responsibility, and is and continues to be an appropriate and effective workforce engagement method. In this role, Mr. Weisenburger is also supported by senior management who are responsible for the day-to-day implementation of the efforts on workforce engagement.
Our Non-Executive Directors are teamed up with our global brands to facilitate focused ship and shore site visits over the course of the year. Each Non-Executive Director engages directly with employees and local management through organized sessions, such as townhalls or less formal conversations during site visits. These partnerships are rotated periodically so each Non-Executive Director has an opportunity to engage with employees and management throughout the entire organization.
The Non-Executive Directors share their experiences with each other and incorporate these experiences in their broader service on the Boards.
Given the global nature of our business with various operating companies, most workforce engagement activity is conducted at the subsidiary level under the leadership of the respective operating company management. During fiscal 2023, our workforce engagement program involved a continuation of a number of initiatives, led by various leaders throughout our organization, such as live virtual townhall meetings as well as a variety of virtual and live ship visits. Mr. Weisenburger and the other Non-Executive Directors continued in-person events and visits. Through these visits, employees had the opportunity to meet and speak with members of the Boards. The Boards received regular reports from management regarding health and safety protocols and other critical matters as they relate to the workforce. The Boards continued to work closely with management to balance the needs of the business with that of its workforce, shareholders and other stakeholders.
During fiscal 2023, with the full support of the Boards, we continued our initiatives designed to engage with and care for our workforce as protocol updates were implemented. Key areas of focus include Outreach & Wellness, Culture and Staffing. The Boards and their Committees received periodic reports from senior management on key issues and developments. Mr. Weisenburger reported to the full Boards on the workforce engagement efforts.
Our pay practices are established to attract and retain talented individuals at all levels of the organization and to reward performance, as described in the “Staffing” section below.
For addition information on how the interests of employees have been considered by the Boards in their discussions and decision-making, refer to the following section of the Strategic Report: 1.A.II. Purpose & Mission, Vision, Values and Priorities, 1.C.XIV. Human Capital Management and Employees, 1.C.XV. Ethics and Compliance and 7. Section 172(1) Statement. A statement describing how the Directors have performed their duty to act in the way they consider, in good faith, would most likely promote the success of Carnival Corporation & plc for the benefit of its members as a whole having regard to the stakeholders and matters set out in Section 172(1) (a) to (f) of the Companies Act, is included in the Strategic Report.

OUTREACH AND WELLNESS

We have a program in place that assigns one or several Non-Executive Directors to a certain brand or group of brands for a one-year period so that they may develop a better understanding of that brand or brands’ operations and culture as well as the priorities and concerns of employees. The program aims to rotate the assignments periodically so that each Non-Executive Director may, over time, engage with all

C-16 | Carnival plc Corporate Governance Report

Annex C―Carnival plc Corporate Governance Report
Workforce Engagement
our brands or groups of brands. As part of this program, the Non-Executive Directors conducted shoreside and shipboard visits to meet with management and to engage with employees and crew.
We also remained dedicated to maintaining and improving our ongoing communication with and from employees. Our brands primarily focused on communications channels, including regular town halls, newsletters, email updates and video messages. Management, with support of the Boards of Directors, focused on initiatives in response to feedback received through these channels. Employee interaction with leaders and colleagues is encouraged in advance of the town hall meetings, and also during the meetings. Town halls, in addition to other existing communication channels, such as the hotline referred to in the “Hotline for Reporting Concerns” section below, also allowed our workforce to provide comments and ask questions.
The feedback obtained from the townhall meetings, surveys and other channels resulted in various initiatives at our brands. With the support of the Boards, management actioned the feedback received through an assortment of communication, health and wellness and enrichment and recognition efforts. The initiatives to address the feedback received vary by brand. Examples of these initiatives include:
•
creation of professional development and networking opportunities through workshops, one-on-one lunches for employees at different levels and different departments;

•
leadership training on topics such as supporting wellbeing and communicating;

•
establishment of employee groups to meet with senior leadership to identify solutions or request change;

•
use of townhalls to address questions raised anonymously or arising at the event;

•
updating technology hardware; and

•
examination of IT systems to identify opportunities to improve function and connectivity.

In 2023, we established and implemented global well-being standards for shipboard employees, including preventative health offers, such as vaccination protection and the prevention and detection of mental illnesses among other benefits.
We also invited all global employees to participate in the Operation Oceans Alive Challenge for 2023. The challenge was to offer ideas on how we may better safeguard oceans & promote positive climate action. Those submitting the top ideas were recognized at Corporate and brand townhall meetings.

CULTURE

During fiscal 2023, we’ve updated our Vision, Purpose & Mission statements to better align them with our strategy and culture, and also updated our priorities to establish our goals for the future.
Our updated priorities are as follows:
1. Ensure each of our world-class brands owns its space in the vacation market by delivering extraordinary experiences tailored to its guests.
2. Become travel and leisure’s employer of choice.
3. Maintain our commitment to seek excellence in compliance, environmental protection and in looking after the safety, health and well-being of every life we touch.
4. Set the pace with the industry’s smartest solutions that deliver on our sustainability roadmap to 2030.
5. Strengthen our balance sheet and deliver long-term shareholder value.
We also continued to implement and monitor our Culture Essentials (Core Values), which are the key beliefs and behaviors that define who we are, what we stand for, and how we operate. In fiscal 2023, we refined the definitions and descriptions tied to each Culture Essential to further connect us to each other and the organization and serve as guiding principles to help us make decisions, build relationships, solve problems and achieve success.
Our Culture Essentials following the updates to their definitions and descriptions are as follows:
•
       Speak Up—Our voice is our strength. Every one of us, regardless of level or role, speaks up

Carnival plc Corporate Governance Report | C-17

Annex C―Carnival plc Corporate Governance Report
Workforce Engagement
when we have questions, comments, concerns, or new ideas. If we see something wrong or that doesn’t seem right, we say something and trust our voices will be heard without fear of retaliation.
•
       Respect & Protect—The health, safety and well-being of our people and the planet are vital. We choose to take decisive actions to respect and protect every life we touch, the places we sail and the laws that govern us.

•
       Empower—We and our team members have the time, tools and support we need to do our best work. We’re empowered to take personal ownership and accountability to succeed, and we take pride in our work.

•
       Improve—Our business is built on forward motion. We have the courage to dream big, driving innovation and continuous improvement in guest and team member experiences, operations, compliance, sustainability and beyond.

•
       Listen & Learn—We listen actively and seek to understand before responding, because the more perspectives we have, the better decisions we make. We value and respect the words and ideas of others, keeping an open mind, and learning from our successes and failures.

•
       Communicate—We openly share our knowledge, skills and information across brands, functions and the entire company to further our collective success. Together we champion our purpose & mission, vision, values and company priorities.

We also continued our Cross Brand Culture Survey program featuring a common survey focused on our Culture Essentials across ship and shore operations for all of our employees. This comprehensive semi-annual survey is now a key management tool for tracking our cultural health and putting in place initiatives, setting targets and action plans to improve our culture where appropriate. In connection with this, our operating companies developed and implemented specific initiatives, such as the ones described above, and will continue these efforts based on feedback received from the surveys. These initiatives are expected to include a series of extensive and consistent communications about the Culture Essentials to increase awareness; and new and innovative training sessions to promote further understanding. More specifically, through these steps, each brand would drive and incentivize the key behaviors that will strengthen our corporate culture.
To further elevate the importance of strengthening our corporate culture, management, under the supervision of the Boards, also developed a new culture governance process in which our senior management team is responsible and accountable for developing the strategy and targets for culture improvements. Given the relative expertise of our human resource professionals, the human resource leaders within each operating company are responsible for implementing the strategy throughout the brands, as well as providing periodic reports that summarize such efforts and activities. We are focused on supporting a ‘Culture of Compliance’ through various compliance monitoring, communication, and continuous improvement processes. The Boards, together with their Committees, also play an important role in monitoring and assessing our culture to ensure that it is aligned with our strategy, values, mission and vision. As part of that role, in 2023 the Boards received and reviewed reports on the progress of our Culture Essentials. The Boards also monitor alignment between our policies, practices and behaviors and our culture, mission, vision, values and strategy and review management’s actions to improve this alignment.
Our goals also continue to be fostering a positive and just culture that involves supporting recruiting, developing and retaining the finest workforce. A highly motivated and engaged workforce is key to providing extraordinary cruise vacations. We believe in building trust-based relationships and listening to and acting upon our workforces’ perspectives and ideas and use feedback tools to monitor and improve our progress in this area. We remain focused on becoming the travel & leisure’s employer of choice. We celebrate our diverse team of over 160,000 team members representing approximately 150 countries and are committed to providing a welcoming and inclusive environment where people from different backgrounds, experiences, and walks of life can succeed. We care deeply for our team members and work hard to always cultivate an atmosphere of openness, respect, and trust. We know our team members are at the heart of inspiring unforgettable happiness, so we strive to be the world’s number-one choice for hospitality, travel and leisure careers.

C-18 | Carnival plc Corporate Governance Report

Annex C―Carnival plc Corporate Governance Report
Gender and Ethnic Background Representation
STAFFING

In 2023, we completed a monumental 18-month journey marking our full return to guest cruise operations. As part of this endeavor, over the past 30 months we have returned over 100,000 crew members to our ships and employees to our shore side ranks. We continued our commitment to job creation by hiring additional employees in support of employee health and well-being through right sizing staffing levels.
In 2023, our new employees attended a multi-day orientation program that included, among other things, an introduction to our Culture Essentials, a new training curriculum to encourage commitment to our Vision Statement, shared values and Culture Essentials.
Our pay practices are established to attract and retain talented individuals at all levels of the organization and to reward performance. Engagement with the workforce on common pay programs with the support of the Boards were coordinated across the organization and shared locally via townhalls, communications from senior leadership and from their team leaders. Through these channels the workforce is made aware of the ways in which both they and executives participate in our pay for performance culture. Use of local engagement channels allowed each brand to tailor conversations to their specific programs. Our common programs for 2023 included merit increases, common forms of annual equity incentives for eligible employees, announcement of planned inflation and merit pay increases for 2024 all of which apply to executives and key personnel. These programs, established with the support of the Boards of Directors, reinforce our focus on retaining, rewarding and investing in our workforce as well as the alignment of our pay for performance philosophy for executives and the workforce.

Gender and Ethnic Background Representation
In accordance with LR 9.8.6R(10), we are disclosing in the prescribed table format the gender or sex and ethnicity data for our Boards and executive management as of the reference date, November 30, 2023, being the last day of our fiscal year and the reference date selected by the Boards. This data was collected via questionnaires on a confidential and voluntary basis. The individuals were asked to self-report their gender and ethnicity information by choosing one or more options from a list or by providing their own response.

Reporting on Gender Identity or Sex

	Number of Board members	Percentage of the Boards	Number of senior positions on the Boards (CEO, SID and Chair)	Number in executive management*	Percentage of executive management*
Men	6	55%	3	9	64%
Women	4	36%	—	5	36%
Not specified / prefer not to say	1	9%	—	—	—
There were no changes to the data reported above from November 30, 2023 to January 26, 2024, the date of approval of our Corporate Governance Report, except that the Boards nominated a candidate for election to the Boards at the 2024 Annual Meetings of
Shareholders and, assuming the election or re-election of all nominees, the number of female Directors will be 5 (representing 41.6%) following the 2024 Annual Meetings of Shareholders.

Carnival plc Corporate Governance Report | C-19

Annex C―Carnival plc Corporate Governance Report
Hotline for Reporting Concerns
Reporting on Ethnic Background

	Number of board members	Percentage of the board	Number of senior positions on the board (CEO, SID and Chair)	Number in executive management*	Percentage of executive management*
White British or other White (including minority-white groups)	9	82%	3	11	79%
Mixed/Multiple Ethnic Groups	—	—	—	—	—
Asian/Asian British	1	9%	—	—	—
Black/African/Caribbean/Black British	—	—	—	—	—
Other ethnic group, including Arab	—	—	—	3	21%
Not specified / prefer not to say	1	9%	—	—	—

*
In accordance with the Listing Rules, “executive management” comprises the Chief Executive Officer and the most senior level of managers reporting to the Chief Executive Officer, including the Company Secretary.

There were no changes to the data reported above from November 30, 2023 to January 26, 2024, the date of approval of our Corporate Governance Report, except that the Boards nominated a candidate for election to the Boards at the 2024 Annual Meetings of
Shareholders and, assuming the election or re-election of all nominees, the number of ethnic minority Directors will be two (representing 16.6%) following the 2024 Annual Meetings of Shareholders.

Approach to data collection

The data above was collected via questionnaires on a confidential and voluntary basis. The individuals were asked to self-report their gender and ethnicity information by choosing one or more options from a list or by providing their own response.

Hotline for Reporting Concerns
We have policies and procedures in place for employees and other stakeholders to report any concerns or complaints regarding actual or suspected violations of our Code of Business Conduct and Ethics, our other policies, or the laws, and for appropriate investigations into and treatment of any such reports. We also provide an independent, third-party-hosted hotline where reports can be made in a secure, confidential and, where desired and permitted by applicable laws, anonymous manner. Our Compliance Committees are responsible for monitoring policies and procedures relating to submission, retention and treatment of reports described above. The Compliance Committees review and discuss on a quarterly basis reports regarding the status of hotline activity, trends and the results of any significant investigations (other than those relating to audit and accounting matters which are reviewed by the Audit Committees). The reports are also shared with the full Boards. The Compliance Committees also review on a regular basis the policies and procedures relating to hotline complaints to ensure that they remain appropriate and effective.

Internal Control and Risk Management
A description of the Carnival Corporation & plc internal controls and risk management systems in relation to the financial reporting process can be found in the Strategic Report under Section 3. “Internal
Control and Risk Assessment” and in the Proxy Statement under “Risk Oversight.”

C-20 | Carnival plc Corporate Governance Report

Annex C―Carnival plc Corporate Governance Report
Directors’ Responsibility for Financial Statements
Directors’ Responsibility for Financial Statements
The Statement of Directors’ Responsibilities in relation to the Carnival plc financial statements is included in the Carnival plc Directors’ Report attached as Annex A to the Proxy Statement.

Statement of Compliance with the UK Corporate Governance Code
The UK Corporate Governance Code 2018 applied to Carnival plc during the course of the financial year. Set out below is a chart that illustrates how Carnival Corporation & plc has applied the principles of the UK Corporate Governance Code during the year ended
November 30, 2023. A copy of the UK Corporate Governance Code is available on the website of the UK Financial Reporting Council (“FRC”) at www.frc.org.uk.

Carnival plc Corporate Governance Report | C-21

Annex C―Carnival plc Corporate Governance Report
Statement of Compliance with the UK Corporate Governance Code

1. Board leadership and company purpose
A. Effective Board	Proxy Statement: “Governance and Board Matters.” Carnival plc Corporate Governance Report: “Board Performance Evaluations”; “Board Structures and Delegation to Management.”
B. Purpose, values and culture	Carnival plc Corporate Governance Report: “Workforce engagement”—“Culture”; “Board Performance Evaluations.”
C. Governance framework and Board resources	Carnival plc Corporate Governance Report: “Board Performance Evaluations”; “Board Structures and Delegation to Management.”
D. Stakeholder engagement
Carnival plc Corporate Governance Report: “Workforce Engagement.”
Proxy Statement: “Shareholder Engagement”
Carnival plc Directors’ Remuneration Report (Part I): “Executive Summary”—“Shareholder Engagement.”
Carnival plc Strategic Report: “1.A.II. Purpose & Mission, Vision, Values and Priorities”; “1.C.II. Ships Under Contract for Construction”; “1.C.VII. Cruise Pricing and Payment Terms”; “1.C.IX. Onboard and Other Revenues”; “1.C.XII. Sales Channels”; “1.C.XIII. Supply Chain”; “1.C.XIX. Governmental Regulations”; and “7. Section 172(1) Statement.”

E. Workforce policies and practices
Carnival plc Corporate Governance Report: “Workforce engagement”; “Hotline for Reporting Concerns.”
Carnival plc Directors’ Report: “Corporate and Social Responsibility”—“Employees.”
Carnival plc Corporate Governance Report: “Workforce Engagement.”

2. Division of responsibilities
F. Board roles	Carnival plc Corporate Governance Report: “Board Balance and Independence”; “Board Procedures and Responsibilities”; “Board Structures and Delegation to Management.”
G. Independence	Carnival plc Corporate Governance Report: “Board Balance and Independence.”
H. Time commitment and external appointments	Carnival plc Corporate Governance Report: “Board Procedures and Responsibilities”; “Board Performance Evaluations.”
I. Resources, information and Company Secretary	Proxy Statement: “Board Orientation and Education.” Carnival plc Corporate Governance Report: “Information and Professional Development.”
C-22 | Carnival plc Corporate Governance Report

Annex C―Carnival plc Corporate Governance Report
Statement of Compliance with the UK Corporate Governance Code
3. Composition, succession and evaluation
J. Appointments to the Board	Carnival plc Corporate Governance Report: “Board Composition.” Proxy Statement: “Nominations of Directors.”
K. Boards skills, experience and knowledge	Carnival plc Corporate Governance Report: “Board Refreshment”; “Board Composition”; “Corporate Governance Guidelines.” Proxy Statement: “2024 Nominees for Election or Re-Election to the Boards.”
L. Annual Board evaluation	Carnival plc Corporate Governance Report: “Board Performance Evaluation.”
4. Audit, risk and internal control
M. External and internal audit, integrity of financial statements	Proxy Statement: “Report of the Audit Committees.” Carnival plc Corporate Governance Report: “Carnival plc Supplement to the Report of the Audit Committees”; “Corporate and Social Responsibility.”
N. Assessment of company’s position and prospects	Carnival plc Corporate Governance Report: “Statement of Directors’ Responsibilities”; “Board Structures and Delegation to Management.”
O. Internal financial controls and risk management	Carnival plc Corporate Governance Report: “Internal Control and Risk Management.” Proxy Statement: “Risk Oversight.” Carnival plc Strategic Report: “3. Internal Control and Risk Assessment”
5. Remuneration
P. Linking remuneration with purpose and strategy	Carnival plc Directors’ Remuneration Report (Part I): “Executive Summary”—“Our Compensation Philosophy”; “Process for Making Compensation Determinations”; “Named Executive Officer Compensation Design, Elements and Pay Mix.”
Q. Procedure for developing remuneration policy
Carnival plc Directors’ Remuneration Report (Part I): “Executive Summary”; “Process for Making Compensation Determinations”; “Named Executive Officer Compensation Design”; “Elements and Pay Mix.”
Carnival plc Directors’ Remuneration Report (Part II): “2. Implementation Section”—“2.1 Implementation of Approved Policy,” “2.9 Non-Executive Directors.”

R. Remuneration outcomes	Carnival plc Directors’ Remuneration Report (Part I): “Executive Summary”; “Process for Making Compensation Determinations”; “Named Executive Officer Compensation Design”; “Elements and Pay Mix.”
Carnival Corporation & plc has applied all principles of the UK Corporate Governance Code and complied with its provisions throughout the year ended November 30, 2023, with the following exceptions:
•
Provision 3 provides that the Chair should seek regular engagement with major shareholders. While our Chair participates in select shareholder engagement meetings, as an Executive Director and a significant shareholder, he does not lead our

Carnival plc Corporate Governance Report | C-23

Annex C―Carnival plc Corporate Governance Report
Statement of Compliance with the UK Corporate Governance Code
Board’s regular shareholder engagement program. In order to facilitate effective shareholder engagement and achieve what we believe to be a better corporate governance outcome, our Senior Independent Director, together with other Non-Executive Directors and/or Committee chairs, as appropriate, participate in our regular shareholder engagement efforts, as explained in this Corporate Governance Report under “Shareholder Engagement”;
•
Provision 19 provides that the Chair should not remain in post beyond nine years from the date of their first appointment to the Board. In addition, Provision 9 provides that the Chair should be independent on appointment. Our Chair of the Board of Directors of Carnival plc has been in his post for longer than nine years and was not considered independent on appointment. The Boards believe that due to Mr. Arison’s unique experience and skills, his continued service as Chair is in the best interests of the Companies and their shareholders, as explained in this Corporate Governance Report under “Board Balance and Independence;”

•
Provision 36 provides that share grants granted to Executive Directors should be subject to a total vesting and holding period of five years or more and that a formal policy for post-employment shareholding requirements should be developed. Our share grants to our U.S.-based President, CEO and Chief Climate Officer are subject to vesting periods that are less than five years, consistent with standard U.S. compensation practices, as explained in Part I of the Carnival plc Directors’ Remuneration Report (included in our Proxy Statement) under “Equity-based Compensation.” In addition, we do not have a formal policy for a Director’s post-employment shareholding, consistent with standard U.S. compensation practices, as explained in the Carnival plc Directors’ Remuneration Report attached as Annex B to the Proxy Statement under “Statement by Randy Weisenburger, Chair of the Compensation Committees”; and

•
Provision 38 provides that only basic salary should be pensionable. The annual bonuses of our U.S. Executive Directors, consistent with U.S. pay practices, form part of their pensionable salary, as explained in the Carnival plc Directors’ Remuneration Report attached as Annex B to the Proxy Statement under “Total Pension Entitlements.”

This Corporate Governance Report was approved by the Board of Directors and is signed by order of the Board of Directors by: DOREEN S. FURNARI Company Secretary January 26, 2024
C-24 | Carnival plc Corporate Governance Report

Annex D―Approval of the Carnival plc 2024 Employee Share Plan
Rules of the
Carnival plc 2024 Employee Share Plan
Approval of the Carnival plc 2024 Employee Share Plan | D-1

Annex D―Approval of the Carnival plc 2024 Employee Share Plan
1. Meaning of words used
Carnival plc—2024 Employee Share Plan
1.   Meaning of Words Used
1.1   GENERAL

In these rules:
“Approved Option” has the meaning set out in Schedule 2;
“Affiliates” means the Carnival Corporation and any company that is a subsidiary of the Carnival Corporation;
“Award Date” means the date specified under rule 2.4 (Terms of Awards);
“Award” means a Restricted Stock Unit, an Option, a Phantom Award, Restricted Stock, a Stock Appreciation Right or an Other Award;
“Board” means the board of directors of the Company;
“Business Day” means a day on which the London Stock Exchange (or, if the Committee decides, any other stock exchange on which the Shares are traded) is open for the transaction of business;
“Cause” means a situation in which a Participant is summarily dismissed or Leaves in circumstances where the Participant’s employer would have been entitled to summarily dismiss the Participant (in the opinion of the Committee);
“Clawback Policy” means the Carnival Corporation & plc Clawback Policy (as amended from time to time), and other clauses that may be included in Award agreements addressing clawback and/or detrimental activity, and “Clawback” will be understood accordingly;
“Committee” means the compensation committee of the Board or a sub-committee duly authorised by it, and if no such compensation committee or sub-committee exists, the Board. For the purposes of rule 12 (Takeovers and other corporate events), it means those persons who were members of the Committee immediately before the relevant event;
“Company” means Carnival plc, registered in England and Wales with company number 04039524;
“Control” means the power of a person to secure by means of the holding of shares or the possession of voting power or by virtue of any powers conferred by any articles of association (or other document), that the affairs of a body corporate are conducted in accordance with the wishes of that person;
“Dealing Restrictions” means any internal or external restrictions on dealings or transactions in securities;
“Disability” means becoming a Leaver as a result of disability or due to a diagnosis of a terminal illness expected to result in death within 12 months (each evidenced to the satisfaction of the Committee);
“Dividend Equivalent” means a right to receive an additional amount, as set out in rule 7.3 (Dividend Equivalents);
“Employee” means any employee (including an employed Executive Director) of any Member of the Group and, for the purposes of rule 15 (Terms of employment), it includes a former employee;
D-2 | Approval of the Carnival plc 2024 Employee Share Plan

Annex D―Approval of the Carnival plc 2024 Employee Share Plan
1. Meaning of words used
“Executive Director” means an executive director of the Company;
“Exercise Period” means the period during which an Option may be exercised, starting when the Option Vests and ending on the date specified by the Committee under rule 2.4.5;
“Expected Vesting Date” means the date the Committee decides under rule 2.4 (Terms of Award);
“Group” means the Company and any company that is a subsidiary of the Company (within the meaning of section 1159 of the Companies Act 2006) and, for the purposes of rule 10 (Leaving), it includes Affiliates nominated for this purpose by the Committee, and “Member of the Group” will be understood accordingly;
“Incentive Stock Option” has the meaning set out in Schedule 1;
“Leaves” means ceasing to be an employee (and ceasing to be a director) of all Members of the Group and “Leaving” and “Leaver” will be understood accordingly;
“Market Value” on any day means:
(i)
when Shares are listed on the London Stock Exchange (or, if the Committee decides, any other stock exchange on which the Shares are traded):

(a)
the price shown in the Stock Exchange Daily Official List (or the relevant foreign exchange list that performs a similar function) for the previous Business Day as the closing price for the Shares on that day (or if two closing prices are shown, the lower price plus one-half of the difference between those two figures); or

(b)
if the Committee decides, the average of the price determined under (a) above over up to 5 consecutive Business Days as decided by the Committee ending on the previous Business Day;

(ii)
otherwise, the market value of a Share as determined in accordance with Part VIII of the Taxation of Chargeable Gains Act 1992; or

(iii)
in either case, such value as the Committee may decide;

“Option” means a right in the form of an option to acquire Shares granted under, and exercisable in accordance with, the Plan. Options will be granted as either Unapproved Options, Approved Options or Incentive Stock Options;
“Other Award” means an Award granted in accordance with rule 2.12 (Other Awards);
“Other Conditions” means any conditions imposed under rule 2.4.11;
“Participant” means a person holding or who has held an Award or, after death, that person’s personal representatives;
“Performance Period” means the period in respect of which any Performance Conditions are to be satisfied;
“Performance Conditions” means any performance conditions imposed under rule 2.4.10;
“Phantom Award” means a conditional right granted under the Plan to receive a cash sum linked to the value of a number of notional Shares;
“Plan” means the plan constituted by these rules and its schedules known as the Carnival plc 2024 Employee Share Plan, as amended from time to time;
Approval of the Carnival plc 2024 Employee Share Plan | D-3

Annex D―Approval of the Carnival plc 2024 Employee Share Plan
2. Granting Awards
“Remuneration Policy” means the Company’s Directors’ Remuneration Policy as last approved by shareholders;
“Restricted Stock Unit” means a conditional right to acquire Shares granted under the Plan;
“Restricted Stock” means a grant of Shares under the Plan subject to a risk of forfeiture;
“Retirement” means retirement as determined by the Committee;
“Share” means a fully paid ordinary share in the capital of the Company;
“Stock Appreciation Right” means a conditional right granted under the Plan to acquire Shares and/or cash by reference to the increase in the Market Value of a Share;
“Tax” means any tax and social security charges (and/or any similar charges), wherever arising, in respect of a Participant’s Award or otherwise arising in connection with that Participant’s participation in the Plan;
“Unapproved Option” means an Option which is not granted as either an Incentive Stock Option or an Approved Option; and
“Vesting” means:
(i)
in relation to a Restricted Stock Unit, a Participant becoming entitled to the Shares;

(ii)
in relation to an Option, the Option becoming exercisable;

(iii)
in relation to a Phantom Award, a Participant becoming entitled to the cash sum;

(iv)
in relation to Restricted Stock, the cessation of the risk of forfeiture;

(v)
in relation to a Stock Appreciation Right, a Participant becoming entitled to the Shares and/or the cash sum; and

(vi)
in relation to an Other Award, the definition of Vesting specified by the Committee on the grant of such Award,

and “Vest”, “Vested” and “Unvested” will be understood accordingly.
1.2   INTERPRETATION

In this Plan, the singular includes the plural and the plural includes the singular. References to any enactment or statutory requirement will be understood as references to that enactment or requirement as amended or re-enacted and they include any subordinate legislation made under it.
1.3   AWARD TRANCHES

Where an Award is made up of different tranches with different Expected Vesting Dates, each tranche will be considered a separate Award for the purposes of interpreting and administering this Plan.
2.   Granting Awards
2.1   ELIGIBILITY

The Committee may only grant an Award to someone who is an Employee on the Award Date, and may include any Employee who is on notice to terminate their employment within the Group.
D-4 | Approval of the Carnival plc 2024 Employee Share Plan

Annex D―Approval of the Carnival plc 2024 Employee Share Plan
2. Granting Awards
2.2   TIMING OF GRANT

Awards may only be granted within 42 days starting on any of the following:
2.2.1
the day on which the Company’s shareholders approve the Plan;

2.2.2
the Business Day following the day on which the Company’s results are announced or, where not announced, are published for any period;

2.2.3
any day on which the Committee resolves that exceptional circumstances exist which justify the grant of Awards; and

2.2.4
the day Dealing Restrictions, which prevented the granting of Awards during the periods specified above, are lifted.

No Awards may be granted after the termination of the Plan.
2.3   GRANTING AN AWARD

Awards will be granted by deed or in any other way which ensures the Awards are contractually enforceable.
Participants will be notified of the terms of their Awards as soon as practicable.
The Committee may require Participants to accept Awards or specific terms and may provide for Awards to lapse if they are not accepted within the time specified.
The Committee may allow Participants to disclaim all or part of an Award within a specified period. If an Award is disclaimed, it will be deemed never to have been granted.
2.4   TERMS OF AWARDS

Awards are subject to the rules of the Plan.
The Committee will approve the terms of an Award, including:
2.4.1
the Award Date;

2.4.2
the Award type;

2.4.3
the number of Shares subject to the Award or the basis for calculating the number of Shares;

2.4.4
the Expected Vesting Date;

2.4.5
in the case of an Option, the Exercise Period and any amount payable to exercise the Option, which will normally be equal to the Market Value of a Share on the Award Date;

2.4.6
in the case of a Stock Appreciation Right, the strike price, which will normally be equal to the Market Value of a Share on the Award Date;

2.4.7
in the case of Restricted Stock, the risk of forfeiture provisions, any other restrictions applicable to the Shares and the consequences of breaching them, and whether dividends will not apply;

2.4.8
in the case of Restricted Stock Units, whether Dividend Equivalents will apply;

2.4.9
in the case of an Other Award, the full terms applying to such Award; and

Approval of the Carnival plc 2024 Employee Share Plan | D-5

Annex D―Approval of the Carnival plc 2024 Employee Share Plan
2. Granting Awards
2.4.10
if the Award is subject to any Performance Conditions, details of those Performance Conditions and the applicable Performance Period;

2.4.11
details of any Other Conditions; and

2.4.12
whether the Participant may be required to enter into any election for a particular tax and/or social security treatment in respect of an Award and/or any Shares and any consequences of failing to make the election.

2.5   DELIVERY OF RESTRICTED STOCK

In relation to Restricted Stock, the Company:
2.5.1
will arrange for the beneficial interest in the Shares subject to an Award to be transferred to the Participant as soon as practicable following acceptance of the Award by the Participant;

2.5.2
may arrange for the legal title to the Shares subject to an Award to be transferred to a nominee as soon as reasonably practicable following acceptance of the Award by the Participant;

2.5.3
may require a Participant to provide proof of continued ownership of the Shares at any time until Vesting; and

2.5.4
will bear any administrative costs and other associated costs incurred in relation to delivery of the Shares.

2.6   PERFORMANCE CONDITIONS

The Committee may (and, for Executive Directors, will) make Vesting conditional on the satisfaction of one or more Performance Conditions.
The Committee may change or waive a Performance Condition in accordance with its terms or if anything happens that causes the Committee to reasonably consider it appropriate to do so. A changed Performance Condition will not be materially less or more difficult to satisfy than the original condition was intended to be at the Award Date.
The Committee will notify any relevant Participant as soon as practicable after any change or waiver.
2.7   OTHER CONDITIONS

The Committee may impose other conditions on Vesting. The Committee may change or waive those other conditions in accordance with their terms or if anything happens which causes the Committee to reasonably consider it appropriate to do so.
The Committee will notify any relevant Participant as soon as practicable after any change or waiver.
2.8   CLAWBACK

Awards may be subject to the Clawback Policy.
If there is any discrepancy between the Clawback Policy and the Plan, the Clawback Policy will prevail.
2.9   NO PAYMENT

A Participant is not required to pay for the grant of an Award.
D-6 | Approval of the Carnival plc 2024 Employee Share Plan

Annex D―Approval of the Carnival plc 2024 Employee Share Plan
4. Share dilution limits
2.10   Administrative errors

If the Committee grants an Award:
2.10.1
in error, it will be deemed never to have been granted and/or will immediately lapse; and/or

2.10.2
which is inconsistent with any provisions in this Plan, it will take effect only to the extent permissible under the Plan and will otherwise be deemed never to have been granted and/or will immediately lapse.

2.11   Phantom Awards

A Phantom Award will not confer any right to receive Shares or any interest in Shares. The Plan will be interpreted and applied to reflect the fact that Phantom Awards are granted in respect of notional Shares only and are settled in cash rather than Shares.
2.12   Other Awards

The Committee may decide to grant an Other Award, subject to such terms and conditions as the Committee will specify when granting the Award. Such an Award may be structured and organised as the Committee sees fit. The Award may be granted in relation to any securities, instruments, cash or other property.
3.   Participant Limits
3.1   LIMITS

Awards to Executive Directors may only be granted in accordance with the limits set out in the Remuneration Policy.
Awards granted to any individual Participant may not exceed:
3.1.1
in the case of Options and/or Stock Appreciation Rights, 3,000,000 Shares during any period of 36 consecutive months;

3.1.2
in the case of Awards subject to Performance Conditions, 1,000,000 Shares per financial year (but where a Performance Period includes more than 1 financial year, each financial year will count separately for the purposes of this limit); and

3.1.3
in the case of Awards subject to Performance Conditions and denominated in cash, USD10,000,000 per financial year (but where a Performance Period includes more than 1 financial year, each financial year will count separately for the purposes of this limit).

In the case of Awards settled other than in Shares, the limits in rules 3.1.1 and 3.1.2 apply on the basis of the
Market Value of a Share on the date of settlement.
4.   Share Dilution Limits
4.1   SHARE LIMITS

An Award may not be granted that would cause:
4.1.1
the total number of Shares that have been Allocated in the previous 10 years (or could still be Allocated

Approval of the Carnival plc 2024 Employee Share Plan | D-7

Annex D―Approval of the Carnival plc 2024 Employee Share Plan
4. Share dilution limits
by virtue of rights granted) under the Plan and under any other employee share plans operated by the Company to exceed 10% of the ordinary share capital of the Company in issue; or
4.1.2
the total number of Shares that have been Allocated in the previous 10 years (or could still be Allocated by virtue of rights granted) under the Plan and under any other discretionary employee share plans operated by the Company to exceed 5% of the ordinary share capital of the Company in issue.

4.2   CALCULATING THE NUMBER OF SHARES

For the purposes of this rule 4 (Share dilution limits):
4.2.1
Shares are considered to be “Allocated” when allotted and issued as new shares, or transferred from treasury. However, if relevant institutional investor guidelines cease to require treasury shares to be taken into account for these purposes, then treasury Shares will not count towards these Share limits;

4.2.2
where there has been a variation in the share capital of the Company as described in rule 13 (Variations in share capital), the number of Shares taken into account for the purposes of the Share limits will be adjusted as the Committee considers appropriate to take account of the variation.

5.   Vesting and Exercise of Awards
5.1   TIMING OF VESTING

An Award will Vest on the latest of:
5.1.1
the Expected Vesting Date;

5.1.2
the date it is decided that any Performance Conditions are satisfied; and

5.1.3
the date it is decided that any Other Conditions are satisfied.

5.2   EXTENT OF VESTING

An Award will Vest to the extent that the Committee decides that any Performance Conditions and/or Other Conditions are satisfied.
5.3   FRACTIONS

Where an Award would otherwise Vest over a fraction of a Share, the number of Shares that will Vest will be rounded down to the nearest whole Share.
5.4   OVERRIDING DISCRETION

The Committee may reduce (including to zero) the extent to which an Award will Vest if it considers the extent of Vesting would otherwise not be appropriate, including when considering:
5.4.1
the wider performance of any Member of the Group, any business unit/area or team;

5.4.2
the conduct, capability or performance of the Participant;

5.4.3
the experience of stakeholders;

5.4.4
any windfall gains; or

D-8 | Approval of the Carnival plc 2024 Employee Share Plan

Annex D―Approval of the Carnival plc 2024 Employee Share Plan
7. Settlement of Awards
5.4.5
the total value that would otherwise be received by the Participant compared to the maximum value that the Award was intended to deliver.

5.5	PROCESS FOR EXERCISE OF OPTIONS OR STOCK APPRECIATION RIGHTS
A Participant may exercise an Option or Stock Appreciation Right by giving notice at any time during the Exercise Period in the manner decided by the Committee.
The exercise of an Option or Stock Appreciation Right is effective on the date of receipt of the notice (and the exercise price, if required).
An Option or Stock Appreciation Right may be exercised in full or in part and on more than one occasion.
6.   Lapsing
6.1   LAPSE

An Award will lapse to the extent any part of it is no longer capable of Vesting (or of being exercised).
To the extent an Award lapses, it cannot Vest or be exercised under any other provision of the Plan. This means that, to the extent the Award lapses, the Participant has no right to receive the Shares (or retain them, in the case of Restricted Stock) or cash comprised in the Award.
Following the lapse of Restricted Stock, to the extent that the Award lapses:
6.1.1
the beneficial title to the Shares will immediately transfer to the Company or such other person as the Committee specifies;

6.1.2
the legal title to the Shares will be transferred to the Company, or such other person as the Committee specifies, as soon as practicable, and the Participant will enter into such documents and take all actions that the Company requires to effect or facilitate the transfer; and

6.1.3
the Committee may require the Participant to appoint a person to act as their agent and/or attorney to effect any transfers or take any actions required in respect of the Shares.

7.   Settlement of Awards
7.1   DELIVERY OF SHARES OR CASH

If an Award (other than Restricted Stock) Vests, the Committee will arrange for the delivery of Shares or cash to the Participant as soon as practicable after Vesting or, in the case of an Option or a Stock Appreciation Right, exercise.
A Stock Appreciation Right will be settled by the delivery of Shares (or cash) which has a Market Value of the difference between the strike price and the Market Value of a Share on the date of settlement multiplied by the number of Shares over which the Stock Appreciation Right is exercised.
If Restricted Stock Vests, the Committee will arrange for the legal interest in the Shares to be delivered to the Participant (if not already transferred) and all restrictions over the Shares will be released.
Approval of the Carnival plc 2024 Employee Share Plan | D-9

Annex D―Approval of the Carnival plc 2024 Employee Share Plan
8. Investigations
7.2   PHANTOM AWARD PAYMENT

In the case of a Phantom Award, the cash sum will be equal to the aggregate Market Value of the notional Shares which have Vested.
7.3   DIVIDEND EQUIVALENTS

Where a Restricted Stock Unit includes Dividend Equivalents, the Participant will receive an amount equal to the dividend, the record date for which falls between the Award Date and Vesting, multiplied by the number of Shares in respect of which the Award Vests. Dividend Equivalents will be calculated on such basis as the Committee decides. Special dividends will not be included, unless the Committees decides otherwise.
Any Dividend Equivalents may be paid in cash or in such whole number of Shares (rounded down) that have an aggregate Market Value at Vesting which is closest to that amount. Dividend Equivalents will be paid on the same date and the same terms as the related Award.
7.4   NOMINEE

Shares may be delivered to and held by a nominee on behalf of the Participant.
7.5   SHAREHOLDER RIGHTS

Shares issued in connection with this Plan will rank equally in all respects with the Shares in issue on that date.
Participants will only be entitled to rights attaching to Shares from the date of the allotment or transfer to them.
7.6   CASH ALTERNATIVE

The Committee may choose to settle any Award partly or fully in cash. The Participant will have no right to acquire the Shares in respect of which an Award has been settled in cash.
7.7   SHARE TRANSFER TAX

The Committee will arrange payment of any share transfer taxes on settlement.
8.   Investigations
8.1   RELEVANT INVESTIGATION

This rule applies where an investigation is ongoing that might lead to Clawback being triggered in relation to a Participant’s Award.
8.2   IMPACT OF INVESTIGATION

If an investigation is ongoing then, unless the Committee decides otherwise:
8.2.1
the Participant’s Award will not Vest;

8.2.2
if it is Restricted Stock, the restriction on transfer will not lift and the risk of forfeiture will not end;

8.2.3
if it is an Option or Stock Appreciation Right, exercise will be suspended; and

D-10 | Approval of the Carnival plc 2024 Employee Share Plan

Annex D―Approval of the Carnival plc 2024 Employee Share Plan
8. Investigations
8.2.4
where relevant, the Participant’s Award will not be settled,

until the investigation is concluded and then any Award will only Vest, be exercisable, be released, or be settled as determined by the Committee. If the Exercise Period of an Option or Stock Appreciation Right would otherwise have ended, the Committee can decide to extend the period and “Exercise Period” will be understood accordingly.
9.   Dealing Restrictions
9.1   APPLICATION OF RULE

This rule applies if Dealing Restrictions would prohibit the exercise of an Option or a Stock Appreciation Right, delivering or arranging delivery of Shares or cash to settle and Award, and/or the Participant from selling Shares, if required to discharge Tax.
9.2   IMPACT OF DEALING RESTRICTIONS

If Dealing Restrictions apply, then:
9.2.1
an Unvested Award will not Vest until the Dealing Restrictions cease to apply;

9.2.2
any exercise will take effect on the Business Day after the Dealing Restrictions cease to apply;

9.2.3
if an Exercise Period would otherwise end before the Dealing Restrictions cease to apply, it will be extended to end 30 days after the Dealing Restrictions cease to apply and “Exercise Period” will be understood accordingly; and

9.2.4
the delivery of Shares or cash to settle an Award will not occur until the Dealing Restrictions cease to apply,

unless the Committee decides otherwise.
10.   Leaving
10.1   LEAVING—BEFORE VESTING

Where a Participant Leaves before Vesting, the Award will lapse on the date the Participant Leaves, unless other provisions of this rule 10 (Leaving) apply.
If a Participant Leaves due to Retirement before Vesting, an Option and/or Stock Appreciation Right will:
10.1.1
continue until the normal date of Vesting, unless the Committee decides to accelerate Vesting; and

10.1.2
Vest and become exercisable in accordance with the Plan and the terms of the Award.

Where an Option and/or Stock Appreciation Right consists of tranches, rules 10.1.1 and 10.1.2 will be interpreted to apply only to the tranche of the Option and/or Stock Appreciation Right that would otherwise have Vested next (save for the Participant Leaving).
10.2   LEAVING—AFTER VESTING

If a Participant Leaves after Vesting, the Award will:
10.2.1
continue in accordance with the Plan;

Approval of the Carnival plc 2024 Employee Share Plan | D-11

Annex D―Approval of the Carnival plc 2024 Employee Share Plan
12. Takeovers and other corporate events
10.2.2
in the case of an Option and/or Stock Appreciation Right, be exercisable for a period until the earlier of:

(i)
the end of the normal Exercise Period; and

(ii)
3 months (12 months in the case of the Participant’s death) from the date the Participant Leaves (or such longer period as the Committee decides),

and will then lapse;
10.2.3
Notwithstanding rule 10.2.2, if a Participant Leaves due to Retirement after Vesting, an Option and/or Stock Appreciation Right will:

(i)
continue until the normal date of Vesting, unless the Committee decides to accelerate Vesting; and

(ii)
Vest and become exercisable in accordance with the Plan and the terms of the Award.

If a Participants leaves after the Vesting of their Award as a result of Disability at a time when they were entitled to Retire, the Participant’s Award will be subject to the more favourable of rule 10.2.2 (as if the Participant had died) and rule 10.2.3.
10.3   CAUSE

If, at any time, a Participant Leaves for Cause, then that Participant’s Awards will immediately lapse.
11.   Mobile Participants
11.1   APPLICATION OF RULE

If a Participant moves from one jurisdiction to another or becomes tax resident in a different jurisdiction and, as a result, there may be adverse legal, regulatory or tax consequences for the Participant and/or a Member of the Group in connection with an Award then the Committee may adjust that Participant’s Award so that the Award is on such terms, subject to such conditions and over such shares (or other type of securities or cash) as the Committee may consider appropriate.
11.2   CANCELLATION

If the Committee decides that the adjustment of an Award under rule 11.1 (Application of rule) is not practicable or appropriate, the Committee may decide that the Award will lapse.
11.3   NOTIFYING PARTICIPANTS

The Committee will notify affected Participants of any adjustment or decision made under this rule 11 (Mobile
Participants) as soon as practicable.
12.   Takeovers and Other Corporate Events
12.1   TAKEOVERS

For the purposes of this rule 12 (Takeovers and other corporate events), a takeover occurs when:
12.1.1
a general offer to acquire Shares made by a person (or a group of persons acting in concert) becomes wholly unconditional;

D-12 | Approval of the Carnival plc 2024 Employee Share Plan

Annex D―Approval of the Carnival plc 2024 Employee Share Plan
12. Takeovers and other corporate events
12.1.2
under Section 895 of the Companies Act 2006, a court sanctions a compromise or arrangement in connection with the acquisition of Shares; or

12.1.3
a person (or a group of persons acting in concert) obtains Control of the Company in any other way.

12.2   OTHER CORPORATE EVENTS

If the Company is or may be affected by:
12.2.1
any demerger, delisting, distribution (other than an ordinary dividend) or other transaction which, in the opinion of the Committee, might affect the current or future value of any Award; or

12.2.2
any reverse takeover (not within rule 12.2.1 above), merger by way of a dual listed company or other significant corporate event, as determined by the Committee,

the Committee may decide that, for the purposes of this this rule 12 (Takeovers and other corporate events), such event should be treated as if it were a takeover event within rule 12.1 (Takeovers).
12.3   TIME OF VESTING

Where one of the events set out in rule 12.1 (Takeovers) occurs or the Committee decides pursuant to rule 12.2 (Other corporate events) that an event should be treated in the same way as a takeover, the Committee may decide that Awards will Vest to the extent provided in rule 12.5 (Extent of Vesting) on the date of such event. Where an Award consists of tranches, the Committee may decide which Unvested tranches of the Award will Vest under this rule 12.3 (Time of Vesting).
12.4   TERMINATION OF EMPLOYMENT

Where this rule 12 (Takeovers and other corporate events) applies, and a Participant’s employment with all members of the Group is terminated within the period of 12 months following the relevant event (other than for Cause), the Participant’s Awards will immediately Vest to the extent provided in rule 12.5 (Extent of Vesting).
12.5   EXTENT OF VESTING

If this rule 12.5 (Extent of Vesting) applies, an Award will Vest:
12.5.1
to the extent that the Committee decides any applicable Performance Conditions have been satisfied as measured over the Performance Period, or if the Performance Period has not yet ended, to the extent the Committee estimates any Performance Conditions would be satisfied over the Performance Period (or such other period as the Committee decides is appropriate); and

12.5.2
to the extent that the Committee decides any Other Conditions have been satisfied, unless the Committee decides otherwise,

and, to the extent the Participant’s Award does not Vest, it will then lapse.
12.6   EXERCISE

Where an Option or Stock Appreciation Right Vests pursuant to this rule 12 (Takeovers and other corporate events) or was already Vested, it will be exercisable for a period of 1 month or such other period as the Committee decides from the date of the relevant event and will then lapse.
This will not extend any Exercise Period that would otherwise apply to an Award.
Approval of the Carnival plc 2024 Employee Share Plan | D-13

Annex D―Approval of the Carnival plc 2024 Employee Share Plan
15. Terms of employment
13.   Variations in Share Capital
13.1   ADJUSTMENT OF AN AWARD

If there is:
13.1.1
a variation in the share capital of the Company, including a capitalisation or rights issue, open offer, sub-division, consolidation or reduction of share capital;

13.1.2
a demerger (in whatever form);

13.1.3
a special dividend or distribution; or

13.1.4
any other transaction which the Committee decides will materially affect the value of the Shares,

and where the Committee has not decided pursuant to rule 12.2 (Other corporate events) that such event will be treated as a takeover, the Committee may adjust the number or class of the Shares to which an Award relates in such manner as the Committee considers appropriate.
The Committee will notify affected Participants of any adjustment made under this rule 13.1 (Adjustment of an Award) as soon as practicable.
Where the Committee decides that the adjustment of an Award under this rule 13.1 (Adjustment of an Award) is not practical or appropriate, the Committee may decide that the Award will Vest on the date of the variation in share capital to the extent provided in rule 12.5 (Extent of Vesting).
14.   Tax
14.1   WITHHOLDING

Any Member of the Group, any employing company, the trustee of any relevant employee benefit trust or any third-party provider nominated by the Committee may make withholding arrangements as set out in this rule 14.1 (Withholding).
A withholding entity may make such withholding arrangements as it considers necessary or desirable, including making deductions from any cash payment owed to the Participant.
Withholding arrangements may include the sale on behalf of the Participant of some or all of the Shares to which the Participant is entitled under the Plan or deduction from cash payments.
An entity may withhold to meet any liability for Tax, to collect any outstanding exercise price and to meet any applicable dealing and/or currency exchange costs and other associated costs.
14.2   PARTICIPANT INDEMNITY

A Participant will, if requested, indemnify the Group for the Participant’s liability for Tax.
15.   Terms of Employment
15.1   APPLICATION

This rule 15 (Terms of employment) applies during an Employee’s employment and after the termination of an Employee’s employment, whether or not the termination is lawful.
D-14 | Approval of the Carnival plc 2024 Employee Share Plan

Annex D―Approval of the Carnival plc 2024 Employee Share Plan
16. General
15.2   NOT PART OF EMPLOYMENT CONTRACT

Nothing in the rules of the Plan or the operation of the Plan forms part of an Employee’s contract of employment or alters it. The rights and obligations arising from the employment or former employment relationship between the Employee and the relevant Member of the Group are separate from, and are not affected by, the Plan. Participation in the Plan does not create any right to, or expectation of, employment (continued or otherwise).
15.3   NO FUTURE EXPECTATION

No Employee has a right to participate in the Plan. Participation in the Plan or the grant of an Award on a particular basis in any year does not create any right to or expectation of participation in the Plan or the grant of an Award on the same, or any other, basis (or at all) in the future.
15.4   DECISIONS AND DISCRETION

The terms of the Plan do not entitle the Employee to the exercise of any discretion in the Employee’s favour. The Employee will have no claim or right of action in respect of any decision, omission or discretion which may operate to the disadvantage of the Employee.
15.5   NO COMPENSATION

No Employee has any right to compensation or damages for any loss (actual or potential) in relation to the Plan, including any loss in relation to:
15.5.1
any loss or reduction of rights or expectations under the Plan in any circumstances (including lawful or unlawful termination of employment);

15.5.2
any exercise of a discretion or a decision taken in relation to an Award or to the Plan, or any failure or delay to exercise a discretion or take a decision; and

15.5.3
the operation, suspension, termination or amendment of the Plan.

15.6   WAIVER

By participating in the Plan, an Employee agrees to waive all rights which might otherwise arise under the Plan, other than the right to acquire Shares or cash (as appropriate) subject to and in accordance with the explicit rules of the Plan, in consideration for and as a condition of the grant of an Award.
16.   General
16.1   DATA PROTECTION

Participation in the Plan will be subject to:
16.1.1
any data protection policies applicable to any relevant Member of the Group;

16.1.2
any applicable privacy notices; and

16.1.3
where required, any applicable consents.

Approval of the Carnival plc 2024 Employee Share Plan | D-15

Annex D―Approval of the Carnival plc 2024 Employee Share Plan
16. General
16.2   CONSENTS AND FILINGS

All allotments, issues and transfers of Shares or cash payments will be subject to the Company’s articles of association and any necessary consents or filings required in any relevant jurisdiction. The Participant will be responsible for complying with any requirements needed in order to obtain, or to avoid the necessity for, any such consents or filings.
16.3   SOURCE OF SHARES

Awards may be settled using newly issued Shares, Shares transferred from treasury and Shares purchased in the market.
16.4   LISTING

If, and for as long as the Shares are listed on the London Stock Exchange (or, if the Committee decides, any other stock exchange on which the Shares are traded), the Company will apply as soon as practicable for the listing and admission to trading on such exchange of any Shares issued in connection with the Plan.
16.5   NOTICES

Any notice or other communication required under this Plan will be given in writing, which may include electronic means.
Any notice or other communication to be given to an Employee or Participant may be delivered by electronic means (including by email, through the Group’s intranet or a share plan portal), personally delivered or sent by ordinary post to such address as the Committee reasonably considers appropriate.
Any notice or other communication to be given to the Company or its agents may be delivered or sent to its registered office or such other place and by such means as the Committee or the Company’s agents may specify and notify to Employees and/or Participants, as relevant.
Notices or other communications:
16.5.1
sent electronically will be deemed to have been received immediately (if sent during usual business hours) or at the opening of business on the next Business Day (if sent outside usual business hours);

16.5.2
that are personally delivered will be deemed to have been received when left at the relevant address (if left during usual business hours) or at the opening of business on the next Business Day (if left outside usual business hours); and

16.5.3
sent by post will be deemed to have been received 24 hours after posting to a UK address or 3 days after posting to an address outside the UK,

unless there is evidence to the contrary.
All notices or communications to be given to Employees or Participants are given and sent at the risk of the addressee. No Member of the Group has any liability in respect of any notice or communication given or sent, nor need they be concerned to see that the addressee actually receives it.
D-16 | Approval of the Carnival plc 2024 Employee Share Plan

Annex D―Approval of the Carnival plc 2024 Employee Share Plan
17. Administration
16.6   THIRD PARTY RIGHTS

Except as otherwise expressly stated to the contrary, nothing in the Plan confers any benefit, right or expectation on any person other than an Employee, Participant or Member of the Group. No third party has any rights under the Contracts (Rights of Third Parties) Act 1999 (or any similar legislation in an overseas jurisdiction) to enforce any rule of this Plan.
16.7   BANKRUPTCY

A Participant’s Award will lapse if the Participant becomes bankrupt or enters into a compromise (or any overseas equivalent) with the Participant’s creditors generally, other than where the compromise (or overseas equivalent) is entered into by the Participant voluntarily and at the Participant’s complete discretion.
16.8   NOT PENSIONABLE

None of the benefits that may be received under the Plan are pensionable.
16.9   NOT TRANSFERABLE

A Participant’s Award will lapse if the Participant transfers, assigns, charges or otherwise disposes of the Award or any of the rights in respect of it, whether voluntarily or involuntarily (other than to that Participant’s personal representatives on death).
16.10   CURRENCY CONVERSIONS

Any conversion of money into different currencies (whether notional or actual) will be done at a time and rate of exchange that the Committee decides.
No Member of the Group will be liable for any loss due to movements in currency exchange rates or conversion or money transfer charges.
16.11   NO LIABILITY FOR DELAY

No Member of the Group will be liable for any loss arising from any delay in giving effect to any notice or communication received from an Employee or Participant or in procuring a sale, allotment or transfer of any
Shares.
17.   Administration
17.1   ADMINISTRATION OF THE PLAN

The Plan will be administered by the Committee, which has authority to take such action in relation to, or make such rules and regulations for, the administration of the Plan as it considers necessary or desirable, or where appropriate to amend or waive any such rules or regulations.
Approval of the Carnival plc 2024 Employee Share Plan | D-17

Annex D―Approval of the Carnival plc 2024 Employee Share Plan
18. Changing the Plan and termination
In administering the Plan, the Committee has authority to take or approve actions including (without limitation) correcting a defect or omission or reconciling any inconsistency so that the Plan or any Award complies with applicable law, regulation or listing requirements and so as to avoid unanticipated consequences or address unanticipated events (including the temporary closure of the stock exchange on which Shares are listed, disruption of communications or natural catastrophe) which the Committee considers are inconsistent with the purposes of the Plan or any Award provided that no amendments may be made which would contravene the provisions of rule 18 (Changing the Plan and termination).
The Committee may delegate any and all of its rights and powers under the Plan.
17.2   COMMITTEE DECISIONS

All decisions of the Committee in connection with the Plan and its interpretation and the terms of any Awards (including in any dispute) will be final and conclusive.
The Committee will decide whether and how to exercise any discretion in the Plan.
17.3   SEVERANCE OF RULES

If any provision of the Plan is held to be invalid, illegal or unenforceable for any reason by any court with jurisdiction then, for the purposes of that jurisdiction only:
17.3.1
such provision will be deleted; and

17.3.2
the remaining provisions will continue in full force and effect,

unless the Committee decides otherwise.
17.4   LANGUAGE

Where there is any conflict between the terms of the English version of the Plan, the Awards and/or any ancillary documents and a version in any other language, the English language version will prevail.
17.5   DEALING RESTRICTIONS

Each person will have regard to Dealing Restrictions when operating, interpreting, administering, participating in and/or taking any other action in relation to the Plan.
18.   Changing the Plan and Termination
18.1   GENERAL POWER

The Committee may change the Plan in any way and at any time.
18.2   SHAREHOLDER APPROVAL

The Committee will obtain prior approval of shareholders by ordinary resolution for any change to the Plan which is to the advantage of present or future Participants and which relates to any of the following:
18.2.1
the persons who may receive Shares or cash under the Plan;

18.2.2
the total number or amount of Shares or cash which may be delivered or paid under the Plan;

D-18 | Approval of the Carnival plc 2024 Employee Share Plan

Annex D―Approval of the Carnival plc 2024 Employee Share Plan
18. Changing the Plan and termination
18.2.3
the maximum entitlement for any Participant;

18.2.4
the basis for determining a Participant’s entitlement to, and the terms of, Shares or cash provided under the Plan and the rights of a Participant in the event of a variation made under rule 13.1.1; and

18.2.5
this rule 18.2 (Shareholder approval).

18.3   SHAREHOLDER APPROVAL—MINOR CHANGES EXCEPTION

The Committee need not obtain shareholder approval for any minor changes to the Plan which are to:
18.3.1
benefit the administration of the Plan;

18.3.2
comply with or take account of a change in legislation; and/or

18.3.3
obtain or maintain favourable tax, exchange control or regulatory treatment of any Member of the Group or any present or future Participant.

18.4   PARTICIPANT CONSENT

If a proposed change would be to the material disadvantage of one or more Participants in respect of existing rights under the Plan, then the Committee must obtain the written consent of the affected Participant(s).
18.5   PARTICIPANT CONSENT—MINOR CHANGES EXCEPTION

The Committee need not obtain Participant consent for any minor changes which are to:
18.5.1
benefit the administration of the Plan;

18.5.2
comply with or take account of a change in legislation; and/or

18.5.3
obtain or maintain favourable tax, exchange control or regulatory treatment of any Member of the Group or any present or future Participant.

18.6   PARTICIPANT CONSENT—MAJORITY CONSENT EXCEPTION

The Committee need not obtain the consent of a Participant if:
18.6.1
the Committee invites each disadvantaged Participant to indicate whether or not they approve the change; and

18.6.2
the majority of the Participants (by 1) who were invited and who make an indication approve the change.

18.7   NOTICE OF CHANGE

The Committee will give written notice of changes to Participants whose Awards are materially affected.
18.8   INTERNATIONAL VARIATIONS

The Committee may establish plans or schedules based on the Plan, but modified to take account of any local tax, exchange control or securities laws in other jurisdictions, provided that any Awards made under such plans or schedules are subject to the limits set out in rule 3 (Participant limits) and 4 (Share dilution limits).
Approval of the Carnival plc 2024 Employee Share Plan | D-19

Annex D―Approval of the Carnival plc 2024 Employee Share Plan
19. Governing law and jurisdiction
18.9   TERMINATION OF THE PLAN

The Plan will terminate on the date of the Company’s annual general meeting in 2033 (or on such earlier date as the Committee decides). Termination will not affect existing rights under the Plan.
19.   Governing Law and Jurisdiction
The laws of England and Wales govern the Plan and all Awards. The courts of England and Wales have exclusive jurisdiction in respect of any disputes arising in connection with the Plan or any Award.
D-20 | Approval of the Carnival plc 2024 Employee Share Plan

Annex D―Approval of the Carnival plc 2024 Employee Share Plan
1. Meaning of words used
Schedule 1 Awards granted to US Taxpayers
The purpose of this Schedule is to make certain variations to the terms of the Plan in the case of its operation for Employees and Participants who are US Taxpayers. In the event that a Participant becomes a US Taxpayer after the Award Date, then the Participant’s Awards will immediately be modified in a manner consistent with the provisions of this Schedule.
1.   Meaning of Words Used
In this Schedule:
“Award Date” for an Incentive Stock Option means the date of grant on which the Incentive Stock Option is granted, as determined under Section 1.421-1(c) of the Treasury Regulations, and for an Unapproved Option granted pursuant to Paragraph 2.2 of this Schedule or a Stock Appreciation Right granted pursuant to Paragraph 4 of this Schedule, means the date of grant as determined under Section 1.409A-1(b)(5)(vi)(B)(1) of the Treasury Regulations;
“Code” means the US Internal Revenue Code of 1986, as amended, and the Treasury Regulations promulgated and other official guidance issued under it, collectively, and “Treasury Regulations” will be understood accordingly;
“Greater Than 10% Shareholder” means an Employee then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any “subsidiary corporation” (as defined in Section 424(f) of the Code) with respect to the Company or “parent corporation” (as defined in Section 424(e) of the Code) with respect to the Company;
“Incentive Stock Option” means an Option granted to a US Taxpayer under the Plan which is designated by the Committee as an Incentive Stock Option and which satisfied the requirements of Section 422 of the Code;
“Market Value” on any day means:
(i)   for an Incentive Stock Option granted pursuant to Paragraph 3.1 of this Schedule, an Unapproved Option granted pursuant to Paragraph 2.2 of this Schedule or a Stock Appreciation Right granted pursuant to Paragraph 4 of this Schedule, when Shares are listed on the London Stock Exchange (or, if the Committee decides, any other stock exchange on which the Shares are traded),the price shown in the Stock Exchange Daily Official List (or the relevant foreign exchange list that performs a similar function) for the previous Business Day as the closing price for the Shares on that day (or if two closing prices are shown, the lower price plus one-half of the difference between those two figures); or
(ii)   otherwise, for an Incentive Stock Option granted pursuant to Paragraph 3.1 of this Schedule, the fair market value of a Share as determined in a manner consistent with Section 1.422-2 of the Treasury Regulations, and for an Unapproved Option granted pursuant to Paragraph 2.2 of this Schedule or a Stock Appreciation Right granted pursuant to Paragraph 4 of this Schedule the fair market value of a Share as determined in a manner consistent with Section 1.409A-1(b)(5)(iv) of the Treasury Regulations;
“Section 409A Payment Period” means the period commencing on the date that is 30 days before the applicable Section 409A Permissible Payment Event and ending on 31 December following the Section 409A Permissible Payment Event, or if later, the 15th day of the third month following the applicable Section 409A Permissible Payment Event;
Approval of the Carnival plc 2024 Employee Share Plan | D-21

Annex D―Approval of the Carnival plc 2024 Employee Share Plan
2. Unapproved Options
“Section 409A Permissible Payment Event” means one of the following:
(i)
a specified date;

(ii)
the “separation from service” of the Participant (within the meaning given such term by Section 1.409A-3(a)(1) of the Treasury Regulations);

(iii)
the death of the Participant;

(iv)
the “disability” of the Participant (within the meaning given such term by Section 1.409A-3(i)(4) of the Treasury Regulations); or

(v)
a “change in the ownership” of the Company, a “change in effective control of the Company”, or a “change in the ownership of a substantial portion of the assets” of the Company (each within the meaning given such term by Section 1.409A-3(i)(5) of the Treasury Regulations);

“Short-Term Deferral Exemption” means the exemption to Section 409A of the Code provided by Section 1.409A-1(b)(4) of the Treasury Regulations;
“Short-Term Deferral Period” means the period commencing on the date that an Award first is no longer subject to a “substantial risk of forfeiture” for the purposes of Section 409A of the Code and ending upon the 15th day of the third month following the end of the Taxable Year in which such Award first is no longer subject to the substantial risk of forfeiture. The application of rule 8 (Investigations) to an Award granted to a US Taxpayer will not impose an additional, or extend the existing, substantial risk of forfeiture applicable to the Award for the purposes of Section 409A of the Code;
“Stock Rights Exemption” means the exemption to Section 409A of the Code provided by Section 1.409A-1(b)(5) of the Treasury Regulations;
“Taxable Year” means the calendar year or, if later, the end of the taxable year of the Member of the Group that employs the US Taxpayer;
“Termination of Employment” for an Incentive Stock Option means, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship that interrupts employment for the purposes of Section 422(a)(2) of the Code; and
“US Taxpayer” means an Employee or Participant who is subject to US federal income taxation on the Award Date, or who is expected to become subject to US federal income taxation following the Award Date, or who becomes subject to US federal income taxation following the Award Date but prior to the date upon which any part of the Award Vests.
2.   Unapproved Options
2.1   GRANT OF UNAPPROVED OPTIONS

Unapproved Options granted under the Plan to US Taxpayers shall be made pursuant to:
2.1.1
Paragraph 2.2 of this Schedule to qualify for the Stock Rights Exemption;

2.1.2
Paragraph 2.3 of this Schedule to qualify for the Short-Term Deferral Exemption; or

2.1.3
Paragraph 2.4 of this Schedule to comply with the requirements of Section 409A of the Code.

D-22 | Approval of the Carnival plc 2024 Employee Share Plan

Annex D―Approval of the Carnival plc 2024 Employee Share Plan
3. Incentive Stock Options
Any Unapproved Option granted to a US Taxpayer who is on notice to terminate their employment within the Group (save where the Participant will continue to be employed by another Member of the Group) will be granted either pursuant to Paragraph 2.2 of this Schedule to qualify for the Stock Rights Exemption or pursuant to Paragraph 2.4 of this Schedule to comply with the requirements of Section 409A of the Code.
2.2   STOCK RIGHTS EXEMPTION

Notwithstanding any of the rules of the Plan, Unapproved Options granted pursuant to this Paragraph 2.2 will have an exercise price no less than the Market Value of a Share on the Award Date, must be taxable upon exercise and may not include any feature for the deferral of compensation beyond the exercise of the Option.
2.3   SHORT-TERM DEFERRAL EXEMPTION

Notwithstanding any of the rules of the Plan, Unapproved Options granted pursuant to this Paragraph 2.3 must be exercised no later than the end of the Short-Term Deferral Period. In the event that the Option cannot be exercised by the end of the Short-Term Deferral Period because the exercise of the Option would have violated applicable law, then to the extent permissible under Section 1.409A-1(b)(4)(ii) of the proposed Treasury Regulations, such exercise may be delayed so long as the Option is then exercised at the earliest date at which it is reasonably anticipated that such law no longer prevents such exercise.
If a US Taxpayer Leaves for a Good Leaver Reason other than death or an investigation is ongoing pursuant to rule 8 (Investigations) of the Plan, and in accordance with the foregoing paragraph, the Option is exercised before the Expected Vesting Date or the investigation is concluded, respectively, the Shares or cash (as the case may be) acquired by the US Taxpayer may not be transferred, assigned or otherwise disposed of by or on behalf of the US Taxpayer before the Expected Vesting Date or of the date that the investigation is concluded, respectively, other than:
2.3.1
to the US Taxpayer’s personal representatives in the event of the US Taxpayer’s subsequent death;

2.3.2
to a nominee on behalf of the US Taxpayer;

2.3.3
in accordance with rule 14.1 (Withholding) of the Plan to fund any liability for Tax (as well as any outstanding exercise price and any applicable dealing and/or currency exchange costs and other associated costs);

2.3.4
due to any Clawback being triggered; or

2.3.5
if the Committee decides otherwise.

2.4   SECTION 409A COMPLIANT

Notwithstanding any of the rules of the Plan, Unapproved Options granted pursuant to this Paragraph 2.4 will only be exercisable during the Section 409A Payment Period following the first to occur of one or more specified Section 409A Permissible Payment Events set forth in the terms of the Option. In the event that the Option cannot be exercised by the end of the Section 409A Payment Period because the exercise of the Option would have violated applicable law, then to the extent permissible under Section 1.409A-2(b)(7)(ii) of the Treasury Regulations, such exercise may be delayed so long as the Option is then exercised at the earliest date at which it is reasonably anticipated that such law no longer prevents such exercise.
3.   Incentive Stock Options
3.1   GRANT OF INCENTIVE STOCK OPTIONS

Notwithstanding any of the rules of the Plan, Incentive Stock Options granted under the Plan to US Taxpayers shall comply with the requirements of this Paragraph 3. Each Option that is intended to be an Incentive Stock Option shall indicate that the Option is intended to be an Incentive Stock Option.
Approval of the Carnival plc 2024 Employee Share Plan | D-23

Annex D―Approval of the Carnival plc 2024 Employee Share Plan
3. Incentive Stock Options
3.2   ELIGIBLE EMPLOYEES

Only US Taxpayers who are employees of the Company or of a Member of the Group that is a “parent corporation” or a “subsidiary corporation” within the meaning of Section 424(e) and Section 424(f) of the Code, respectively, on the Award Date are eligible to receive Incentive Stock Options.
3.3   AWARD DATE

For an Option to qualify as an Incentive Stock Option, the Option must be granted within 10 years from the earlier of the adoption and stockholder approval of the Plan.
3.4   EXERCISE PRICE AND EXPIRATION DATE

3.4.1
Except as otherwise provided by the Paragraph 3.4.2 of this Schedule, the exercise price for a Share subject to an Incentive Stock Option may not be less than the Market Value of a Share on the Award Date and the Exercise Period of the Incentive Stock Option may not exceed 10 years from the Award Date; and

3.4.2
For a US Taxpayer who is a Greater Than 10% Shareholder, the exercise price for a Share subject to an Incentive Stock Option may not be less than 110% of the Market Value of a Share on the Award Date and the Exercise Period of the Incentive Stock Option may not exceed five years from the Award Date.

3.5	MAXIMUM NUMBER OF STOCK GRANTED AS INCENTIVE STOCK OPTIONS
The maximum number of Shares with respect to Incentive Stock Options that may be issued under the Plan and this Schedule is 10,000,000.
3.6   INDIVIDUAL LIMIT

The aggregate “fair market value” for purposes of Section 422 of the Code, determined at the Award Date, of the number of Shares with respect to which Incentive Stock Options first become exercisable by a US Taxpayer in any calendar year under the Plan (and any incentive stock options under any other plan required to be taken into account under Section 422(d) of the Code) shall not exceed USD100,000. To the extent that this USD100,000 limit is exceeded, the Option will be treated as an Unapproved Option granted pursuant to Paragraph 2.2 of this Schedule and as a nonqualified stock option for US tax purposes. The rule set forth in the immediately preceding sentence shall be applied by taking Incentive Stock Options and other incentive stock options into account in the order in which they were granted.
3.7   TRANSFERS

During the lifetime of the US Taxpayer, the Incentive Stock Option may only be exercised by the US Taxpayer.
3.8   CONTINUOUS EMPLOYMENT

To qualify for incentive stock option tax treatment under Section 421(a) of the Code, a US Taxpayer must exercise the Option while in continuous employment with the Company (or a “parent corporation” or “subsidiary corporation” within the meaning of Section 424(e) and Section 424(f) of the Code, respectively) since the Award Date or within three months following Termination of Employment (one year in the event of Termination of
D-24 | Approval of the Carnival plc 2024 Employee Share Plan

Annex D―Approval of the Carnival plc 2024 Employee Share Plan
4. Stock Appreciation Rights
Employment due to a “permanent and total disability” (as defined by Section 22(e) of the Code) or until the end of the Exercise Period in the event of Termination of Employment due to death).
3.9   DISQUALIFYING DISPOSITION

Incentive stock option tax treatment under Section 421(a) of the Code will not apply to Shares acquired upon exercise of an Incentive Stock Option if such Shares are disposed of in a disqualifying disposition on or before the later of (i) two years from the Award Date of such Incentive Stock Option, and (ii) one year from the date of exercise of such Incentive Stock Option.
If a disqualifying disposition occurs, the US Taxpayer shall give the Company prompt written or electronic notice of the disposition. Such notice shall specify the date of such disqualifying disposition and the amount realized, in cash, other property, assumption of indebtedness or other consideration, by the US Taxpayer in such disqualifying disposition.
3.10   SHAREHOLDER APPROVAL

The Committee will obtain prior approval of shareholders by ordinary resolution for any change to this Schedule which relates to the maximum number of Shares that may be issued as Incentive Stock Options in Paragraph 3.5 or the employees (or class or classes of employees) eligible to receive Incentive Stock Options in Paragraph 3.2.
4.   Stock Appreciation Rights
Notwithstanding any of the rules of the Plan, Stock Appreciation Rights granted under the Plan to US Taxpayers will have a strike price no less than the Market Value of a Share on the Award Date, must be taxable upon exercise and may not include any feature for the deferral of compensation beyond the exercise of the Stock Appreciation Rights.
5.
Restricted Stock Units, Phantom Awards and Other Awards

5.1	GRANT OF RESTRICTED STOCK UNITS, PHANTOM AWARDS AND OTHER AWARDS
Restricted Stock Units, Phantom Awards and Other Awards (and any Dividend Equivalents in respect of such Awards) granted under the Plan to US Taxpayers shall be made pursuant to:
5.1.1
Paragraph 5.2 of this Schedule to qualify for the Short-Term Deferral Exemption; or

5.1.2
Paragraph 5.3 of this Schedule to comply with the requirements of Section 409A of the Code.

Any Restricted Stock Units, Phantom Awards and Other Awards granted to a US Taxpayer who is on notice to terminate their employment within the Group (save where the Participant will continue to be employed by another Member of the Group) will be granted pursuant to Paragraph 5.3 of this Schedule to comply with the requirements of Section 409A of the Code.
5.2   SHORT-TERM DEFERRAL EXEMPTION

Notwithstanding any of the rules of the Plan, Restricted Stock Units, Phantom Awards and Other Awards (and any Dividend Equivalents in respect of such Awards) granted pursuant to this Paragraph 5.2 must be settled under
Approval of the Carnival plc 2024 Employee Share Plan | D-25

Annex D―Approval of the Carnival plc 2024 Employee Share Plan
6. Changes to Awards
rule 7 (Settlement of Awards) of the Plan no later than the end of the Short-Term Deferral Period. In the event that such an Award (or any Dividend Equivalents in respect of such Awards) cannot be settled by the end of the Short-Term Deferral Period because settlement would have violated applicable law, then to the extent permissible under Section 1.409A-1(b)(4)(ii) of the proposed Treasury Regulations, such settlement may be delayed so long as the Award (or any Dividend Equivalents in respect of such Awards) is then settled at the earliest date at which it is reasonably anticipated that such law no longer prevents such settlement.
If a US Taxpayer Leaves for a Good Leaver Reason other than death or an investigation is ongoing pursuant to rule 8 (Investigations) of the Plan, and in accordance with the foregoing paragraph, the Award (and any Dividend Equivalents in respect of such Awards) is settled before the Expected Vesting Date or the investigation is concluded, respectively, the Shares or cash (as the case may be) acquired by the US Taxpayer may not be transferred, assigned or otherwise disposed of by or on behalf of the US Taxpayer before the Expected Vesting Date or of the date that the investigation is concluded, respectively, other than:
5.2.1
to the US Taxpayer’s personal representatives in the event of the US Taxpayer’s subsequent death;

5.2.2
to a nominee on behalf of the US Taxpayer;

5.2.3
in accordance with rule 14.1 (Withholding) of the Plan to fund any liability for Tax (as well as any outstanding exercise price and any applicable dealing and/or currency exchange costs and other associated costs);

5.2.4
due to any Clawback being triggered; or

5.2.5
if the Committee decides otherwise.

5.3   SECTION 409A COMPLIANT

Notwithstanding any of the rules of the Plan, Restricted Stock Units, Phantom Awards and Other Awards (and any Dividend Equivalents in respect of such Awards) granted pursuant to this Paragraph 5.3 will only be settled during the Section 409A Payment Period following the first to occur of one or more specified Section 409A Permissible Payment Events set forth in the terms of the Award. In the event that such an Award (or any Dividend Equivalents in respect of such Awards) cannot be settled by the end of the Section 409A Payment Period because settlement would have violated applicable law, then to the extent permissible under Section 1.409A-2(b)(7)(ii) of the Treasury Regulations, settlement may be delayed so long as the Award (or any Dividend Equivalents in respect of such Awards) is then settled at the earliest date at which it is reasonably anticipated that such law no longer prevents such settlement.
6.   Changes to Awards
6.1   CONDITIONS

Any Performance Conditions or Other Conditions applicable to an outstanding Award granted to a US Taxpayer may not be altered if and to the extent that the alteration would result in:
6.1.1
the Short-Term Deferral Period ending earlier, except where the condition is waived, for Awards intended to qualify for the Short-Term Deferral Exemption to Section 409A of the Code; or

6.1.2
a violation of Section 409A of the Code for Awards intended to comply with the requirements of Section 409A of the Code.

6.2   ADJUSTMENTS

Where there is to be an adjustment of an Award granted to a US Taxpayer pursuant to rule 11 (Mobile Participants) of the Plan, the Committee will attempt to structure the terms of the adjustment so that it does not violate Section 409A of the Code.
D-26 | Approval of the Carnival plc 2024 Employee Share Plan

Annex D―Approval of the Carnival plc 2024 Employee Share Plan
7. General
6.3   CHANGING THE PLAN OR AWARDS

Notwithstanding rule 18 (Changing the Plan and termination) of the Plan, any amendment to the Plan (including this Schedule) or an Award will only be effective with respect to an Award granted to a US Taxpayer to the extent that it does not cause the Award to violate Section 409A of the Code.
Notwithstanding rule 18 (Changing the Plan and termination) of the Plan, any modification, extension, adjustment or renewal of an Incentive Stock Option shall be subject to the terms of Section 424 of the Code.
6.4   IMPACT OF INVESTIGATIONS

Notwithstanding rule 8.2 (Impact of investigations) of the Plan, the Committee may not extend the Exercise Period of an Option or Stock Appreciation right granted to a US Taxpayer.
6.5   IMPACT OF DEALING RESTRICTIONS

Notwithstanding rule 8.2 (Impact of Dealing Restrictions) of the Plan, the Committee may not extend the Exercise
Period of an Option or Stock Appreciation right granted to a US Taxpayer.
7.   General
7.1   INTENTIONS

Unapproved Options granted under the Plan to US Taxpayers pursuant to Paragraph 2.2 of this Schedule and Stock Appreciation Rights granted pursuant to Paragraph 4 of this Schedule are intended to be exempt from the requirements of Section 409A of the Code under the Stock Rights Exception, and the Plan (including this Schedule) will be interpreted and administered consistent with this intention with respect to such Awards granted to US Taxpayers.
Incentive Stock Options granted to US Taxpayers pursuant to Paragraph 3.1 of this Schedule are intended to qualify as “incentive stock options” for the purposes of Section 422 of the Code and to be exempt from the requirements of Section 409A of the Code under Section 1.409A-1(b)(5)(ii) of the Treasury Regulations, and the Plan (including this Schedule) will be interpreted and administered consistent with this intention with respect to Incentive Stock Options granted to US Taxpayers.
Unapproved Options granted under the Plan to US Taxpayers pursuant to Paragraph 2.3 of this Schedule and Restricted Stock Units, Phantom Awards and Other Awards (and any Dividend Equivalents in respect of such Awards) granted under the Plan to US Taxpayers pursuant to Paragraph 5.2 of this Schedule are intended to be exempt from the requirements of Section 409A of the Code under the Short-Term Deferral Exception, and the Plan (including this Schedule) will be interpreted and administered consistent with this intention with respect to such Awards granted to US Taxpayers.
Unapproved Options granted under the Plan to US Taxpayers pursuant to Paragraph 2.4 of this Schedule and Restricted Stock Units, Phantom Awards and Other Awards (and any Dividend Equivalents in respect of such Awards) granted under the Plan to US Taxpayers pursuant to Paragraph 5.3 of this Schedule are intended to comply with the requirements of Section 409A of the Code, and the Plan (including this Schedule) will be interpreted and administered consistent with this intention with respect to such Awards granted to US Taxpayers.
Approval of the Carnival plc 2024 Employee Share Plan | D-27

Annex D―Approval of the Carnival plc 2024 Employee Share Plan
7. General
7.2   NO GUARANTEE

Notwithstanding any other provision of the Plan (including this Schedule) or any Award, no Member of the Group guarantees or warrants to any person that an Award granted to a US Taxpayer is exempt from or complies with Section 409A of the Code. Each US Taxpayer is solely responsible and liable for the satisfaction of all taxes, penalties and interest that may be imposed on the US Taxpayer in connection with the Plan and/or this Schedule or any Award, including any taxes, penalty or interest under Section 409A of the Code. No Member of the Group shall have any obligation to indemnify or otherwise hold a US Taxpayer harmless from any or all of such taxes, penalty or interest.
7.3   CONFLICT

In the event of any conflict between a provision of the main rules of the Plan and a provision of this Schedule, with respect to an Award granted to a US Taxpayer, the provisions of this Schedule will take precedence.
D-28 | Approval of the Carnival plc 2024 Employee Share Plan

Annex D―Approval of the Carnival plc 2024 Employee Share Plan
3. Eligibility
Schedule 2 Approved Options
1.   Introduction
The purpose of this Schedule is to make certain variations to the terms of the Plan in relation to Options which are granted as Approved Options.
The Company has established this Schedule to provide, benefits to Eligible Employees in the form of Approved Options in accordance with the requirements of Schedule 4 of ITEPA. This Schedule will not provide benefits to Eligible Employees otherwise than in accordance with Schedule 4 of ITEPA.
This Schedule will be interpreted so as to be consistent with Schedule 4 of ITEPA.
2.   Meaning of Words Used
In this Schedule:
“Associate” has the meaning given in paragraph 12 of Schedule 4 of ITEPA;
“Exercise Price” means the amount payable for each Share on the exercise of an Approved Option, which must be:
(i)
not less than the Market Value of a Share on the Award Date (or such earlier date as determined in accordance with paragraph 22 of Schedule 4 of ITEPA); and

(ii)
if Shares used to satisfy Approved Options are to be newly issued not less than the nominal value of a Share;

“HMRC” means Her Majesty’s Revenue & Customs;
“ITEPA” means the Income Tax (Earnings and Pensions) Act 2003;
“Market Value” on any day means the market value of a Share as determined in accordance with Part VIII of the Taxation of Chargeable Gains Act 1992 and agreed in advance with HMRC. If Shares are subject to a Restriction, Market Value shall be determined as if they were not subject to a Restriction;
“Material Interest” has the meaning given in paragraph 9 of Schedule 4 of ITEPA.
“Participating Company” means the Company and any company which is:
(i)
a subsidiary (within the meaning of section 1159 of the Companies Act 2006) of which the Company has Control; and

(ii)
designated by the Committee (at the relevant time) as a participating company for the purposes of this Schedule 2;

“Restriction” has the meaning given by section 423 ITEPA;
“Schedule 4 CSOP” means a share plan that meets the requirements of Schedule 4 of ITEPA; and
“Share” means a fully paid ordinary share in the capital of the Company that meets the requirements of paragraphs 16 to 18 and paragraph 20 of Schedule 4 of ITEPA.
Approval of the Carnival plc 2024 Employee Share Plan | D-29

Annex D―Approval of the Carnival plc 2024 Employee Share Plan
3. Eligibility
3.   Eligibility
3.1   GRANT OF APPROVED OPTIONS

A person is an Eligible Employee if that person is:
3.1.1
an employee (but not a director) of a Participating Company; or

3.1.2
a director of a Participating Company who is required to work for one or more Participating Companies for more than 25 hours per week (excluding meal breaks);

who in either case:
3.1.3
does not have a Material Interest (either on their own or together with one or more of their Associates), and has not had such an interest in the last 12 months; and

3.1.4
has no Associate or Associates that has or (taken together) have a Material Interest, or had such an interest in the previous 12 months.

3.2   TERMS OF THE APPROVED OPTION

The Committee will approve the terms of an Approved Option, including:
3.2.1
the number and description of the Shares over which the Approved Option is granted;

3.2.2
the Exercise Price;

3.2.3
the time the Approved Option can be exercised;

3.2.4
the circumstances under which such Approved Option will lapse or be cancelled (in whole or in part);

3.2.5
a statement that the Approved Option is subject to these rules of the Plan, Schedule 4 of ITEPA and any other legislation applying to Schedule 4 CSOPs; and that these prevail over any conflicting statement relating to the Approved Option’s terms; and

3.2.6
whether the Shares are subject to any Restrictions and, if so, the nature of the Restrictions.

Approved Options to any Employee may only be granted so that the total Market Value (at the relevant dates of grant) of Shares subject to all Relevant CSOP Options and which are still capable of exercise) does not exceed £30,000, (or any other amount specified in paragraph 6 Schedule 4 of ITEPA at the relevant time).
For the purposes of this paragraph 3 (Eligibility): “Relevant CSOP Options” means all options granted to that Employee under this Schedule 2 (or any other Schedule 4 CSOP established by the Company or any of its Associated Companies as defined in paragraph 35 of Schedule 4 of ITEPA).
3.3   MATERIAL INTEREST

A Participant may not exercise an Approved Option at any time when the Participant has (or has a Material Interest and any interests of the Participant’s Associates will be treated as belonging to the Participant for this purpose), (or has had in the immediately preceding 12 months) and for the purposes of this rule 5.3. (Material Interest) “Material Interest” has the meaning given in paragraph 9 of Schedule 4 of ITEPA.
D-30 | Approval of the Carnival plc 2024 Employee Share Plan

Annex D―Approval of the Carnival plc 2024 Employee Share Plan
3. Eligibility
3.4   DEATH OF A PARTICIPANT

Notwithstanding any rule of the Plan or any other paragraph of this Schedule 2, where a Participant has died after the Vesting of the Approved Option, such Approved Option will lapse on the first anniversary of the Participant’s death.
3.5   CHANGE AFFECTING SCHEDULE 4 CSOP STATUS

If and for so long as it is intended that this Schedule 2 will continue to be a Schedule 4 CSOP no change to the Plan or this Schedule 2 will be effective which would result in the requirements of Schedule 4 of ITEPA not being met.
Approval of the Carnival plc 2024 Employee Share Plan | D-31

SCAN TO VIEW MATERIALS & VOTE ATTN: DOREEN FURNARI 3655 N.W. 87TH AVENUE MIAMI, FL 33178-2428 VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V28673-P04714 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY !!!20. To approve a general authority for Carnival plc to buy back Carnival plc ordinary shares in the open market (in accordance with legal requirements applicable to UK companies!!! !!!desiring to implement share buyback programs). 21. To approve the Carnival plc 2024 Employee Share Plan.!!!

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

V28674-P04714

CARNIVAL CORPORATION

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 5, 2024

The undersigned shareholders of Carnival Corporation hereby revoke all prior proxies and appoint the Chair and Secretary of the Annual Meeting, and each of them, proxies and attorneys in fact, each with full power of substitution, with all the powers the undersigned would possess if personally present, to vote all shares of common stock of Carnival Corporation which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on April 5, 2024 or any postponement or adjournment of the Annual Meeting.

The shares represented by this Proxy will be voted as specified herein. **If not otherwise specified, such shares will be voted by the proxies FOR Proposals 1-21.**

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Continued and to be signed on reverse side

Admission CardAnnual General MeetingFriday, April 5, 2024 at 8:30 a.m. (EDT)VenueCarnival Place3655 N.W. 87th AvenueMiami, Florida 33178United States If you come to the meeting, please bring this card with you. It is evidence of your right to attend and vote at the meeting and will help you gain admission as quickly as possible. Please also see overleaf.Notice of Availability – important, please read carefully.You can now access the 2023 Carnival plc Annual Report and the 2024 Notice of Annual General Meeting at www.carnivalplc.com under ‘Investor Relations,’ ‘Financial Information’ and then ‘Annual Reporting.’ You can submit your proxy via the Internet at www.sharevote.co.uk. Notes1.A shareholder entitled to attend and vote at the meeting may appoint one or more proxies to attend, speak and vote instead of that shareholder. All of the proposed resolutions will be voted on a poll. A proxy need not be a shareholder of the Company.2.A shareholder who appoints more than one proxy must appoint each proxy to exercise the votes attaching to specified shares held by that shareholder. To appoint more than one proxy, additional proxy cards may be obtained by visiting our Registrars’, Equiniti, website at www.shareview.co.uk, or you may photocopy this proxy card. Please indicate in the box next to the proxy holder's name the number of shares in relation to which they are authorized to act as your proxy. Please also indicate by ticking the box provided if the proxy instruction is one of multiple instructions being given. All proxy cards must be signed and should be returned together in the same envelope. When two or more valid proxy appointments are delivered or received in respect of the same share for use at the same meeting, the one which was executed last shall be treated as replacing and revoking the others in their entirety as regards that share. If the Company is unable to determine which was executed last, none of them shall be valid in respect of that share.3.To be valid, your signed and dated proxy card must be completed, signed and deposited together with any power of attorney or authority under which it is signed or a certified copy of such power of attorney or authority (whether delivered personally or by post), at the offices of the Company’s registrars, Equiniti Limited, Aspect House, Spencer Road, Lancing, BN99 6DA, as soon as possible and no later than 1:30 p.m. (BST) on April 3, 2024. In the case of a corporation, the proxy card should be executed under its common seal and/or the hand of a duly authorized officer or person.4.The Abstain box is provided to enable you to abstain on any particular resolution. However, it should be noted that a vote ‘Abstain’ is not a vote in law and will not be counted in the calculation of the proportion of votes ‘For’ and ‘Against’ a resolution but will be counted to establish if a quorum is present.5.If you would like to submit your proxy vote via the Internet, you can do so by accessing the www.sharevote.co.uk website. To do this you will need to use the Voting ID, Task ID and Shareholder Reference Number which are given opposite. Alternatively, CREST members can submit their proxy through the CREST Electronic Proxy Appointment Service (ID RA19).6.Only those shareholders registered on the register of members of the Company at 6:30 p.m. (BST) on April 3, 2024 shall be entitled to attend or vote at the meeting in respect of the number of shares registered in their name at that time. Changes to the entries on the register of members after 6:30 p.m. (BST) on April 3, 2024 shall be disregarded in determining the rights of any person to attend or vote at the meeting.7.In the case of joint registered holders, the signature of one holder on a proxy card will be accepted and the vote of the senior holder who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of the other joint holders. For this purpose, seniority shall be determined by the order in which the names stand on the register of members of the Company in respect of the relevant joint holding.8.To appoint one or more proxies or to give an instruction to a proxy (whether previously appointed or otherwise) via the CREST system, CREST messages must be received by the issuer’s agent (ID RA19) by 1:30 p.m. (BST) on April 3, 2024. For this purpose, the time of receipt will be taken to be the time (as determined by the timestamp generated by the CREST system) from which the issuer’s agent is able to retrieve the message. The Company may treat as invalid a proxy appointment sent by CREST in the circumstances set out in Regulation 35(5)(a) of the Uncertificated Securities Regulations 2001. If you are an institutional investor, you may also be able to appoint a proxy electronically via the Proxymity platform.9.Return of this proxy card will not prevent a registered shareholder from attending the meeting and voting in person.10.In respect of any resolution for which you have not given specific instructions on how your proxy should vote, your proxy will have discretion to vote on that resolution, in respect of your total holding, as they see fit. Your proxy will also have discretion to vote as they see fit on any other business which may properly come before the meeting, including amendments to resolutions, and at any adjournment of the meeting. 2715-0146 VOTING ID TASK ID SHAREHOLDER REFERENCE NUMBER Proposal For Against Abstain1.To re-elect Micky Arison as a Director of Carnival Corporation and Carnival plc2.To re-elect Sir Jonathon Band as a Director of Carnival Corporation and Carnival plc3.To re-elect Jason Glen Cahilly as a Director of Carnival Corporation and Carnival plc4.To elect Nelda J. Connors as a Director of Carnival Corporation and Carnival plc5.To re-elect Helen Deeble as a Director of Carnival Corporation and Carnival plc6.To re-elect Jeffrey J. Gearhart as a Director of Carnival Corporation and Carnival plc7.To re-elect Katie Lahey as a Director of Carnival Corporation and Carnival plc8.To re-elect Sara Mathew as a Director of Carnival Corporation and Carnival plc9.To re-elect Stuart Subotnick as a Director of Carnival Corporation and Carnival plc10.To re-elect Laura Weil as a Director of Carnival Corporation and Carnival plc11.To re-elect Josh Weinstein as a Director of Carnival Corporation and Carnival plc12.To re-elect Randy Weisenburger as a Director of Carnival Corporation and Carnival plc13.To hold a (non-binding) advisory vote to approve executive compensation (in accordance with legal requirements applicable to U.S. companies)Proposal For Against Abstain14.To hold a (non-binding) advisory vote to approve the Carnival plc Directors’ Remuneration Report (as set out in the annual report for the year ended November 30, 2023)15.To appoint Deloitte LLP as independent auditor of Carnival plc and to ratify the selection of Deloitte & Touche LLP as the independent registered public accounting firm of Carnival Corporation16.To authorize the Audit Committee of the Board of Directors of Carnival plc to determine the remuneration of the independent auditor of Carnival plc17.To receive the accounts and reports of the Directors and auditor of Carnival plc for the year ended November 30, 202318.To approve the giving of authority for the allotment of new shares by Carnival plc19.To approve, subject to Proposal 18 passing, the disapplication of pre-emption rights in relation to the allotment of new shares and sale of treasury shares by Carnival plc20.To approve a general authority for Carnival plc to buy back Carnival plc ordinary shares in the open market21.To approve the Carnival plc 2024 Employee Share PlanDate*For the appointment of more than one proxy, please refer to Note 2.This card should not be used for any comments, change of address, or other queries. Please send a separate instruction.I/We, hereby appoint the Chair of the meeting, oras my/our proxy to attend and vote on my/our behalf at the Annual General Meeting of Carnival plc (the Company) to be held on Friday, April 5, 2024 and at any adjournment of the meeting. I would like my proxy to vote on the resolutions proposed at the meeting as indicated on this proxy card.Please indicate your vote by marking the appropriate boxes in black ink like thisXSignature++*Please tick here if this proxy appointment is one of multiple appointments being made.

Business Reply Plus Licence Number RRHE-RYJB-ZUEL EquinitiAspect HouseSpencer RoadLANCINGBN99 6GL 1 Poll Card Please bring this card with you to the meeting. Do NOT post this card to the Registrars.1.To re-elect Micky Arison as a Director of Carnival Corporation and as a Director of Carnival plc2.To re-elect Sir Jonathon Band as a Director of Carnival Corporation and as a Director of Carnival plc3.To re-elect Jason Glen Cahilly as a Director of Carnival Corporation and as a Director of Carnival plc4.To elect Nelda J. Connors as a Director of Carnival Corporation and as a Director of Carnival plc5.To re-elect Helen Deeble as a Director of Carnival Corporation and as a Director of Carnival plc6.To re-elect Jeffrey J. Gearhart as a Director of Carnival Corporation and as a Director of Carnival plc7.To re-elect Katie Lahey as a Director of Carnival Corporation and as a Director of Carnival plc8.To re-elect Sara Mathew as a Director of Carnival Corporation and as a Director of Carnival plc9.To re-elect Stuart Subotnick as a Director of Carnival Corporation and as a Director of Carnival plc10.To re-elect Laura Weil as a Director of Carnival Corporation and as a Director of Carnival plc11.To re-elect Josh Weinstein as a Director of Carnival Corporation and as a Director of Carnival plc12.To re-elect Randy Weisenburger as a Director of Carnival Corporation and as a Director of Carnival plc13.To hold a (non-binding) advisory vote to approve executive compensation (in accordance with legal requirements applicable to U.S. companies)14.To hold a (non-binding) advisory vote to approve the Carnival plc Directors’ Remuneration Report (as set out in the annual report for the year ended November 30, 2023)15.To appoint Deloitte LLP as independent auditor of Carnival plc and to ratify the selection of Deloitte & Touche LLP as the independent registered public accounting firm of Carnival Corporation16.To authorize the Audit Committee of the Board of Directors of Carnival plc to determine the remuneration of the independent auditor of Carnival plc17.To receive the accounts and the reports of the Directors and auditor of Carnival plc for the year ended November 30, 202318.To approve the giving of authority for the allotment of new shares by Carnival plc19.To approve, subject to Proposal 18 passing, the disapplication of pre-emption rights in relation to the allotment of new shares and sale of treasury shares by Carnival plc20.To approve a general authority for Carnival plc to buy back Carnival plc ordinary shares in the open market21.To approve the Carnival plc 2024 Employee Share
PlanRESOLUTIONSForAgainstAbstain NameSignature